UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

NF Investment Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.01 per share, of NF Investment Corp. (“NFIC Common Stock”)
	(2)	Aggregate number of securities to which transaction applies: 8,156,316
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee of $17,985.48 was determined by multiplying 0.0001159 by the maximum aggregate value of the transaction of $155,181,000. The maximum aggregate value of the transaction was determined based on (a) 8,156,316 shares of NFIC Common Stock multiplied by (b) $19.03 per share, the book value of NFIC Common Stock on March 31, 2017

	(4)	Proposed maximum aggregate value of transaction: $155,181,000
	(5)	Total fee paid: $17,985.48

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NF Investment Corp.

520 Madison Avenue, 40th Floor

New York, NY 10022

May     , 2017

To Our Stockholders:

We are pleased to invite you to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of NF Investment Corp., an externally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) (“we,” “us,” “our,” the “Company,” or “NFIC”) to be held on June 6, 2017, at 8:30 a.m. Eastern Time, at the offices of NFIC, 520 Madison Avenue, 40th Floor, New York, NY 10022.

On May 3, 2017, NFIC entered into an Agreement and Plan of Merger (the “Agreement”) with TCG BDC, Inc., an externally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act (“TCG BDC”). Pursuant to the Agreement, NFIC would merge with and into TCG BDC (the “Merger”), with TCG BDC surviving the Merger. NFIC will cease to exist as a separate corporation following the Merger. If the Merger is completed, each share of NFIC common stock will be converted into the right to receive a mixture of cash and shares of TCG BDC common stock, par value $0.01 per share (the “Acquisition Shares”), in accordance with the elections of NFIC stockholders, under which at least 5% of the merger consideration received by each NFIC stockholder must be in the form of Acquisition Shares.

A copy of the Agreement is attached as Annex A to the accompanying proxy statement/private placement memorandum (the “Proxy Statement/Private Placement Memorandum”), and you are encouraged to read it in its entirety, including the annexes thereto.

At the Annual Meeting, you will be asked to approve the Agreement, among other matters. After careful consideration, our Board of Directors, including our directors that are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act approved the Agreement and determined that (i) the Agreement and Merger are in the best interests of NFIC and (ii) the existing NFIC shareholders would not be diluted as a result of the Merger. Our Board of Directors recommends that you vote “FOR” the approval of the Agreement.

The Proxy Statement/Private Placement Memorandum concisely describes the Annual Meeting, the proposals to be voted upon at the Annual Meeting, including the proposed Merger, and other matters that an NFIC stockholder ought to know before voting on such proposals, and should be retained for future reference. We encourage you to read the entire Proxy Statement/Private Placement Memorandum, including the annexes thereto, carefully. You can also obtain information about NFIC and TCG BDC from documents that each has filed with the Securities and Exchange Commission described under the section entitled “Where You Can Find More Information” in the Proxy Statement/Private Placement Memorandum.

This year’s Annual Meeting will be particularly significant and your vote is extremely important. In order to consummate the Merger contemplated by the Agreement, a majority of the outstanding shares of NFIC’s common stock entitled to vote must approve the Agreement. If you fail to vote, the effect will be the same as a vote against the approval of the Agreement. The completion of the Merger is also subject to the satisfaction or waiver of other conditions.

It is important that your shares be represented at the meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in the Proxy Statement/Private Placement Memorandum.

On behalf of management and our Board of Directors, we thank you for your continued support of NF Investment Corp.

Sincerely,

/s/ Michael A. Hart
Michael A. Hart
Chief Executive Officer and Chairman

New York, NY

May     , 2017

The Securities and Exchange Commission has not approved or disapproved the TCG BDC common stock to be issued under the Proxy Statement/Private Placement Memorandum or determined if the Proxy Statement/Private Placement Memorandum is accurate or adequate. Any representation to the contrary is a criminal offense.

The Acquisition Shares to be issued pursuant to the Agreement have not been registered under the Securities Act, the securities laws of any other state or the securities laws of any other jurisdiction, nor is such registration contemplated. The Acquisition Shares will be offered and sold (i) in the United States under the exemption provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and other exemptions of similar import in the laws of the states and jurisdictions where the offering will be made, and (ii) outside of the United States in accordance with Regulation S of the Securities act. The Acquisition Shares offered hereby may not be sold or transferred (i) except as permitted under the TCG BDC subscription agreement relating to the common stock that was previously executed by each investor in NFIC, and (ii) unless they are registered under the Securities Act and under any other applicable securities laws or an exemption from such registration thereunder is available.

The date of the Proxy Statement/Private Placement Memorandum is May     , 2017 and it is first being mailed or otherwise delivered to NFIC stockholders on or about May     , 2017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2017. The Proxy Statement/Private Placement Memorandum and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, are available online at https://proxyonline.com/docs/nfinvestment.pdf/. You will need your 12-digit control number in the box at the right of your proxy card to access our proxy materials online.

NF Investment Corp.

520 Madison Avenue, 40th Floor

New York, NY 10022

Notice of the 2017 Annual Meeting of Stockholders

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of NF Investment Corp. (“NFIC”) will be held at the offices of NFIC, 520 Madison Avenue, 40th Floor, New York, NY 10022 on June 6, 2017, at 8:30 a.m. Eastern time. The Annual Meeting is being held for the following purposes:

1.	To elect one Class I Director of NFIC to serve for a three-year term until his successor is duly elected and qualified or until his earlier death, resignation or removal.

2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.	To approve an Agreement and Plan of Merger (the “Agreement”) with TCG BDC, Inc., (“TCG BDC”) pursuant which NFIC would merge with and into TCG BDC, with TCG BDC surviving the merger.

4.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

Only stockholders of record at the close of business on May 3, 2017 are entitled to notice of and to vote at the Annual Meeting or at any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ Matthew Cottrell
Matthew Cottrell
Secretary

New York, NY

May     , 2017

The Proxy Statement/Private Placement Memorandum and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, are available online at https://proxyonline.com/docs/nfinvestment.pdf/. You will need your 12-digit control number in the box at the right of your proxy card to access our proxy materials online. If you plan on attending the Meeting, whether or not you intend to vote your shares in person, you will need to bring photo identification and proof of ownership of your shares as of the Record Date in order to be admitted to the Meeting. To obtain directions to the Meeting, please call the Company at 212-813-4900.

Stockholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing and returning the proxy card is important to ensure a quorum at the Meeting. Stockholders also have the option to authorize their proxies by mail, telephone or Internet by following the instructions printed on the proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. You should also complete and return the accompanying election form prior to 5:00 p.m. (Eastern Time) on the business day immediately before the date of the Annual Meeting.

520 Madison Avenue, 40th Floor

New York, NY 10022

PROXY STATEMENT

FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

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-ii-

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ABOUT THIS DOCUMENT

This document constitutes a proxy statement of NF Investment Corp. (which is sometimes referred to herein as “NFIC,” “we,” “us,” “our,” or the “Company”) under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proxy is solicited on behalf of the board of directors of NFIC (the “Board,” “Board of Directors”, “NFIC’s Board” or the “Directors”) for use at NFIC’s 2017 Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) to be held at the offices of NFIC, 520 Madison Avenue, 40th Floor, New York, NY 10022 on June 6, 2017, at 8:30 a.m. Eastern Time.

This document also constitutes a private placement memorandum with respect to the shares of common stock, par value $0.01 per share of TCG BDC, Inc. (“TCG BDC”) to be issued to the holders of NFIC common stock (such shares of TCG BDC, the “Acquisition Shares”) in connection with merger of NFIC with and into TCG BDC (the “Merger”) pursuant to the Agreement and Plan of Merger between NFIC and TCG BDC, dated May 3, 2017 (the “Agreement”).

This document is referred to herein as the “Proxy Statement/Private Placement Memorandum.”

Accompanying this document is a notice of meeting with respect to the Annual Meeting, at which NFIC stockholders will be asked to vote on the following proposals:

1.	the election of a Class I Director of NFIC to serve for a three-year term until his successor is duly elected and qualified or until his earlier death, resignation or removal;

2.	the ratification of the selection of Ernst & Young LLP (“EY”) as NFIC’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.	the approval of the Agreement, which provides for the Merger; and

4.	such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

You should rely only on the information contained in this Proxy Statement/Private Placement Memorandum. No one has been authorized to provide you with information that is different from that contained in this Proxy Statement/Private Placement Memorandum. This Proxy Statement/Private Placement Memorandum is dated May     , 2017. You should not assume that the information contained in this Proxy Statement/Private Placement Memorandum is accurate as of any date other than that date. Neither the mailing of this Proxy Statement/Private Placement Memorandum to NFIC common stockholders nor the issuance by TCG BDC of the Acquisition Shares will create any implication to the contrary.

This Proxy Statement/Private Placement Memorandum does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

Except where the context otherwise indicates, information contained in this Proxy Statement/Private Placement Memorandum regarding NFIC has been provided by NFIC and information contained in this Proxy Statement/Private Placement Memorandum regarding TCG BDC has been provided by TCG BDC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2017. The Proxy Statement/Private Placement Memorandum and the Company’s 2017 annual report are available at https://proxyonline.com/docs/nfinvestment.pdf/. You will need your 12-digit control number in the box at the right of your proxy card to access our proxy materials online.

OFFERING LEGENDS

IN MAKING AN INVESTMENT DECISION WITH RESPECT TO TCG BDC, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF TCG BDC AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE ACQUISITION SHARES TO BE ISSUED PURSUANT TO THE AGREEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OF ANY OTHER U.S. OR NON-U.S. JURISDICTION, NOR HAS THE SEC OR ANY SUCH SECURITIES REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ACQUISITION SHARES TO BE ISSUED PURSUANT TO THE AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, THE SECURITIES LAWS OF ANY OTHER STATE OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, NOR IS SUCH REGISTRATION CONTEMPLATED. THE ACQUISITION SHARES WILL BE OFFERED AND SOLD (I) IN THE UNITED STATES UNDER THE EXEMPTION PROVIDED BY SECTION 4(2) OF THE SECURITIES ACT AND RULE 506 OF REGULATION D PROMULGATED THEREUNDER AND OTHER EXEMPTIONS OF SIMILAR IMPORT IN THE LAWS OF THE STATES AND JURISDICTIONS WHERE THE OFFERING WILL BE MADE, AND (II) OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH REGULATION S OF THE SECURITIES ACT. THE ACQUISITION SHARES OFFERED HEREBY MAY NOT BE SOLD OR TRANSFERRED (I) EXCEPT AS PERMITTED UNDER THE TCG BDC, INC. SUBSCRIPTION AGREEMENT RELATING TO THE COMMON STOCK THAT WAS PREVIOUSLY EXECUTED BY EACH INVESTOR IN NF INVESTMENT CORP., AND (II) UNLESS THEY ARE REGISTERED UNDER THE SECURITIES ACT AND UNDER ANY OTHER APPLICABLE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION THEREUNDER IS AVAILABLE.

For All Investors Generally

THIS PROXY STATEMENT/PRIVATE PLACEMENT MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR ANY SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES BY ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL FOR SUCH PERSON TO MAKE SUCH AN OFFERING OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PRIVATE PLACEMENT MEMORANDUM NOR ANY SALE MADE HEREUNDER OF THE SECURITIES SHALL UNDER ANY CIRCUMSTANCES IMPLY THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY DATE SUBSEQUENT TO THE DATE HEREOF.

Notice to Florida Residents

THE ACQUISITION SHARES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT. PURCHASERS OF SECURITIES THAT ARE EXEMPTED FROM REGISTRATION BY SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT HAVE THE RIGHT TO VOID THEIR PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION UNLESS SALES ARE MADE TO FEWER THAN FIVE (5) PURCHASERS IN FLORIDA.

Notice to Non-U.S. Investors Generally

IT IS THE RESPONSIBILITY OF ANY PERSONS WISHING TO RECEIVE THE ACQUISITION SHARES PURSUANT TO THE AGREEMENT TO INFORM THEMSELVES OF AND TO OBSERVE ALL APPLICABLE LAWS AND REGULATIONS OF ANY RELEVANT JURISDICTIONS. PROSPECTIVE INVESTORS SHOULD INFORM THEMSELVES AS TO THE LEGAL REQUIREMENTS AND TAX CONSEQUENCES WITHIN THE COUNTRIES OF THEIR CITIZENSHIP, RESIDENCE, DOMICILE AND

PLACE OF BUSINESS WITH RESPECT TO THE ACQUISITION, HOLDING OR DISPOSAL OF THE ACQUISITION SHARES AND ANY FOREIGN EXCHANGE RESTRICTIONS THAT MAY BE RELEVANT THERETO.

TO THE EXTENT ANY OF THE CONFIDENTIALITY PROVISIONS CONTAINED IN ANY NON-U.S. LEGENDS BELOW IMPOSE GREATER CONFIDENTIALITY RESTRICTIONS THAN THOSE ALREADY IMPOSED HEREIN, SUCH ADDITIONAL CONFIDENTIALITY PROVISIONS SHALL BE INTERPRETED TO APPLY ONLY TO THE EXTENT THAT SUCH PROVISIONS ARE REASONABLY NECESSARY TO COMPLY WITH THE SECURITIES LAWS OF THE APPLICABLE JURISDICTION. IN THE EVENT THAT ANY NON-U.S. LEGEND BELOW APPLICABLE TO A NON-U.S. RESIDENT INVESTOR OR PROSPECTIVE INVESTOR DOES NOT CONTAIN ANY SPECIFIC CONFIDENTIALITY PROVISION, SUCH INVESTOR OR PROSPECTIVE INVESTOR MAY NOT REPRODUCE OR DISTRIBUTE THIS PROXY STATEMENT/PRIVATE PLACEMENT MEMORANDUM, IN WHOLE OR IN PART OR DISCLOSE ITS CONTENTS WHERE SUCH DISCLOSURE WOULD VIOLATE THE SECURITIES LAWS OF THE APPLICABLE JURISDICTION.

Australia

This Proxy Statement/Private Placement Memorandum is not a prospectus or product disclosure statement under the Corporations Act 2001 (Cth) (Corporations Act) and does not constitute a recommendation to acquire, an invitation to apply for, an offer to apply for or buy, an offer to arrange the issue or sale of, or an offer for issue or sale of, any securities in Australia except as set out below. TCG BCD has not authorised nor taken any action to prepare or lodge with the Australian Securities & Investments Commission an Australian law compliant prospectus or product disclosure statement.

Accordingly, this Proxy Statement/Private Placement Memorandum may not be issued or distributed in Australia and the Acquisition Shares may not be offered, issued, sold or distributed in Australia by any person, under this Proxy Statement/Private Placement Memorandum other than by way of or pursuant to an offer or invitation that does not need disclosure to investors under Part 6D.2 or Part 7.9 of the Corporations Act or otherwise.

This Proxy Statement/Private Placement Memorandum does not constitute or involve a recommendation to acquire, an offer or invitation for issue or sale, an offer or invitation to arrange the issue or sale, or an issue or sale, of securities to a ‘retail client’ (as defined in section 761G of the Corporations Act and applicable regulations) in Australia.

Germany

Distribution in the European Economic Area: In relation to each member state of the EEA (each a “Member State”) which has implemented Alternative Investment Fund Managers Directive (Directive (2011/61/EU)) (the “AIFMD”) (and for which transitional arrangements are not/ no longer available), this Proxy Statement/Private Placement Memorandum may only be distributed and the Acquisition Shares may only be offered or placed in a Member State to the extent that: (1) TCG BDC is permitted to be marketed to professional investors in the relevant Member State in accordance with AIFMD (as implemented into the local law/regulation of the relevant Member State); or (2) this Proxy Statement/Private Placement Memorandum may otherwise be lawfully distributed and the Acquisition Shares may otherwise be lawfully offered or placed in that Member State (including at the initiative of the investor). In relation to each Member State of the EEA which, at the date of this Proxy Statement/Private Placement Memorandum, has not implemented AIFMD, this Proxy Statement/Private Placement Memorandum may only be distributed and the Acquisition Shares may only be offered or placed to the extent that this Proxy Statement/Private Placement Memorandum may be lawfully distributed and the Acquisition Shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

The Acquisition Shares may in particular not be distributed or marketed in any way to German retail or semi-professional investors if TCG BDC is not admitted for distribution to these investor categories by the Federal Financial Supervisory Authority (Bundesanstalt für Finanzdienstleistungsaufsicht).

Sweden

Distribution in the European Economic Area: In relation to each Member State which has implemented the “AIFMD (and for which transitional arrangements are not/ no longer available), this Proxy Statement/Private Placement Memorandum may only be distributed and the Acquisition Shares may only be offered or placed in a Member State to the extent that: (1) TCG BDC is permitted to be marketed to professional investors in the relevant Member State in accordance with AIFMD (as implemented into the local law/regulation of the relevant Member State); or (2) this Proxy Statement/Private Placement Memorandum may otherwise be lawfully distributed and the Acquisition Shares may otherwise be lawfully offered or placed in that Member State (including at the initiative of the investor). In relation to each Member State of the EEA which, at the date of this Proxy Statement/Private Placement Memorandum, has not implemented AIFMD, this Proxy Statement/Private Placement Memorandum may only be distributed and the Acquisition Shares may only be offered or placed to the extent that this Proxy Statement/Private Placement Memorandum may be lawfully distributed and the Acquisition Shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

United Kingdom

Distribution in the European Economic Area: In relation to each Member State which has implemented the AIFMD (and for which transitional arrangements are not/ no longer available), this Proxy Statement/Private Placement Memorandum may only be distributed and the Acquisition Shares may only be offered or placed in a Member State to the extent that: (1) TCG BDC is permitted to be marketed to professional investors in the relevant Member State in accordance with AIFMD (as implemented into the local law/regulation of the relevant Member State); or (2) this Proxy Statement/Private Placement Memorandum may otherwise be lawfully distributed and the Acquisition Shares may otherwise be lawfully offered or placed in that Member State (including at the initiative of the investor). In relation to each Member State of the EEA which, at the date of this Proxy Statement/Private Placement Memorandum, has not implemented AIFMD, this Proxy Statement/Private Placement Memorandum may only be distributed and the Acquisition Shares may only be offered or placed to the extent that this Proxy Statement/Private Placement Memorandum may be lawfully distributed and the Acquisition Shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).

Subject always to the foregoing notice in respect of the EEA, this Proxy Statement/Private Placement Memorandum may be issued in the United Kingdom by CECP Advisors LLP to, and/or is directed at, only persons to or at whom it may lawfully be issued or directed under the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 including persons who are authorised under the Financial Services and Markets Act 2000 (“FSMA”), certain persons having professional experience in matters relating to investments, high net worth companies, high net worth unincorporated associations or partnerships, or trustees of high value trusts. The Acquisition Shares are only available to such persons in the United Kingdom and this Proxy Statement/Private Placement Memorandum must not be relied or acted upon by any other persons in the United Kingdom.

CECP ADVISORS LLP IS NOT ACTING FOR ANY PROSPECTIVE INVESTOR AND DOES NOT REGARD ANY PROSPECTIVE INVESTOR AS A CUSTOMER OR A CLIENT. IT WILL NOT BE RESPONSIBLE TO ANY PROSPECTIVE INVESTOR FOR PROVIDING PROTECTIONS AFFORDED TO CLIENTS OF THE FIRM OR BE ADVISING ANY PROSPECTIVE INVESTOR ON THE RELEVANT TRANSACTION.

SUMMARY

The summary below highlights only selected information in this Proxy Statement/Private Placement Memorandum, particularly with respect to the Annual Meeting and the Agreement, but may not contain all of the information that may be important to you. Accordingly, we encourage you to read carefully this entire Proxy Statement/Private Placement Memorandum (including its annexes) and the documents we refer to. Each item in this summary includes a page reference, where applicable, directing you to a more complete description of that topic. See the section entitled “Where You Can Find More Information.”

In this Proxy Statement/Private Placement Memorandum, except where the context suggests otherwise:

•	the terms “we,” “us,” “our,” the “Company” and “NFIC” refer to NF Investment Corporation;

•	the term “TCG BDC” refers to TCG BDC, Inc. (f/k/a Carlyle GMS Finance, Inc.);

•	the term “Carlyle” refers to The Carlyle Group L.P., its affiliates and its consolidated subsidiaries, a global alternative asset manager publicly traded on NASDAQ Global Select Market under the symbol “CG.” Refer to the http://www.sec.gov website for further information on Carlyle;

•	the terms “CGMSFA” and “Administrator” refer to Carlyle GMS Finance Administration L.L.C., the administrator of both NFIC and TCG BDC;

•	the terms “CGMSIM,” “Adviser” and “Investment Adviser” refer to Carlyle GMS Investment Management L.L.C., the investment adviser of both NFIC and TCG BDC;

•	the term “Agreement” refers to the Agreement and Plan of Merger between NFIC and TCG BDC, dated May 3, 2017;

•	the term “Merger” refers to the transactions contemplated under the Agreement; and

•	references to “this Proxy Statement/Private Placement Memorandum” are to this proxy statement/private placement memorandum filed on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on May , 2017.

The Annual Meeting

Date, Time, Place and Purpose (page 13)

Our Annual Meeting will be held at the offices of the Company, 520 Madison Avenue, 40th Floor, New York, NY 10022 on June 6, 2017, at 8:30 a.m. Eastern Time.

At the Annual Meeting, you are being asked to consider and vote upon the following matters:

1.	Proposal 1—to elect one Class I Director of NFIC to serve for a three-year term until his successor is duly elected and qualified or until his earlier death, resignation or removal;

2.	Proposal 2—to ratify the selection of EY as NFIC’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3.	Proposal 3—to approve the Agreement, which provides for the Merger.

At the Annual Meeting, you will also be asked to consider and vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Record Date, Voting Rights and Quorum (page 13)

Only holders of record of our common stock at the close of business on May 3, 2017 (the “Record Date”) will be entitled to vote at the Annual Meeting. Holders of our common stock are entitled to one vote for each share held as of the Record Date. Cumulative voting is not permitted. A majority of the outstanding shares of common stock must be present or represented by proxy at the Annual Meeting in order to have a quorum.

Votes Required to Approve the Proposals (page 13)

The director will be elected by a plurality of the votes represented at the Annual Meeting and voted for the nominee(s) in the election. The affirmative vote of the majority of shares represented at the Annual Meeting and voting on the proposal will determine the outcome of the ratification of our independent registered public accounting firm. Approval of the Agreement requires the affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting.

Common Stock Ownership of Directors and Executive Officers (page 16)

At the close of business on May 3, 2017, the directors and executive officers of NFIC beneficially owned in the aggregate approximately 2,570 shares of NFIC’s common stock entitled to vote at the Annual Meeting or approximately 0.03% of NFIC’s outstanding common stock. We currently expect that each of these individuals will vote all of his or her shares of NFIC’s common stock in favor of each of the proposals, although none of them has entered into any agreement obligating them to do so.

Voting, Proxies and Revocation (page 14)

Any stockholder of record entitled to vote at the Annual Meeting may submit a proxy (i) by returning the enclosed proxy card by mail, (ii) online at proxyonline.com using your 12-digit control number in the box at the right of your proxy card to authorize your proxy for your shares, or (iii) by dialing 877-536-1564. For more information on how your failure to submit a proxy or to vote in person at the Annual Meeting will affect the voting to approve the proposals up for consideration at the Annual Meeting, see the section entitled “The 2017 Annual Meeting of Stockholders—Votes Required to Approve the Proposals.”

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy that is received by NFIC at any time before it is exercised.

The Merger

A copy of the Agreement is attached as Annex A to this Proxy Statement/Private Placement Memorandum. We encourage you to read the Agreement carefully and in its entirety, as it is the legal document governing the Merger. For more information on the Agreement, see the section entitled “The Agreement.”

Parties to the Merger (page 34)

NF Investment Corp.

NFIC is a Maryland corporation structured as an externally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). NFIC is externally managed by CGMSIM, an investment adviser that is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

TCG BDC, Inc.

TCG BDC is a Maryland corporation structured as an externally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act. TCG BDC is also externally managed by CGMSIM. Each of TCG BDC and NFIC is referred to as a “Party” and, collectively, the “Parties.”

Effects of the Merger (page 43)

The Agreement provides for the merger of NFIC with and into TCG BDC. TCG BDC will be the surviving entity in the Merger and will succeed to and assume all of the rights and obligations of NFIC. NFIC will cease to exist as a separate corporation following the Merger. In the Merger, each share of NFIC common stock will be converted into the right to receive a mixture of cash and Acquisition Shares (the “Merger Consideration”), in accordance with the elections of the NFIC Stockholders (each, an “Election,” under which at least 5% of the Merger Consideration received by each NFIC stockholder must be in the form of Acquisition Shares). The net asset value of the Merger Consideration (consisting of Acquisition Shares and cash, if any) that each NFIC stockholder is entitled to under the Agreement will be equal to the net asset value of such NFIC stockholder’s shares of common stock of NFIC.

The distribution of the Acquisition Shares to each NFIC stockholder will be subject to such stockholder’s properly completing, duly executing and submitting the Election Form to the Investment Adviser, which includes, among other things, (a) an acknowledgement that (i) the Acquisition Shares to be received by such stockholder will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and are “restricted” shares for purposes of the Securities Act and (ii) such NFIC stockholder is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act, and (b) an agreement that, in respect of such Acquisition Shares, such stockholder is subject to the restrictions of, and entitled to the benefits of, the existing subscription agreement between such stockholder and TCG BDC (the “Existing Subscription Agreement”).

Election Procedure (page 44)

The election form that accompanies this Proxy Statement/Private Placement Memorandum (the “Election Form”) advises you of the procedure for exercising your right to make an Election under the Agreement.

Each Election Form shall permit an NFIC stockholder to elect the percentage of the Merger Consideration such stockholder wishes to receive in the form of cash (such percentage, the “Cash Election Percentage”) with respect to all shares of NFIC common stock held by such stockholder. The Cash Election Percentage elected by an NFIC stockholder shall not exceed 95% (any Cash Election Percentage exceeding 95% will be deemed to be 95%).

To be effective, an Election Form must be properly completed pursuant to its instructions, signed and received by the Investment Adviser by 5:00 p.m. (Eastern Time) on the business day immediately before the date of the Annual Meeting, or such other date and time as the Parties may agree upon.

Any NFIC stockholder from which the Investment Adviser has not received an effective Election Form on or before the Election Deadline will be deemed to have elected 95% as his, her or its Cash Election Percentage.

Valuation of Assets and Liabilities (page 45)

The net asset value of NFIC will be the value of its assets, less its liabilities, computed as of the business day immediately prior to the Closing Date or such other time as may be mutually agreed upon by the Parties (such time of valuation, the “Valuation Time”). The net asset value per share of NFIC common stock will be the net asset value of NFIC divided by the number of shares of NFIC common stock outstanding immediately before the Closing.

The value of NFIC’s assets and Acquisition Shares shall be determined by using NFIC’s and TCG BDC’s respective valuation procedures (which are identical) or such other valuation procedures as shall be mutually agreed upon by the Parties. The valuation of a portion of the debt securities held by the Parties for which market quotations are not readily available (including all such securities rated 4 through 6 by the Investment Adviser under the Internal Risk Ratings system of the Investment Adviser) will be reviewed by the Parties’ independent valuation expert, Lincoln International, or such other independent evaluator as the Parties may agree upon.

Dividends Distribution (page 45)

Under the terms of the Agreement, NFIC will declare, prior to the Valuation Time, a dividend or dividends that will satisfy the annual distribution requirement necessary for NFIC to qualify as a regulated investment company (“RIC”) for U.S. federal income tax purposes and avoid the imposition of excise tax (such dividend(s), the “RIC Dividends”). The RIC Dividends shall be distributed to the NFIC stockholders prior to Closing.

Completion of the Merger (page 45)

The Closing (as defined under the Agreement) is expected to occur on June 7, 2017, or such other date as the Parties may agree (the “Closing Date”), subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions.

Representations and Warranties (page 45)

The Agreement contains customary representations and warranties made by each Party to the other Party. You should not read the representations and warranties given by the Parties in the Agreement or any description thereof as characterizations of the actual state of facts or condition of TCG BDC or NFIC.

The representations and warranties of each party to the Agreement will expire upon the consummation of the Merger.

Regulatory Approval (page 46)

No regulatory or other governmental approval is required for the completion of the Merger.

Conditions to the Merger (page 47)

Conditions to Each Party’s Obligation. Each party’s obligation to consummate the transactions contemplated by the Agreement is subject to the satisfaction or waiver of the following conditions:

•	the Agreement shall have been approved by the stockholders of a majority of the outstanding stock of NFIC;

•	the absence of any injunctions, proceedings and investigations seeking to restrain or prohibit, or obtain damages or other relief in connection with, the Agreement or the Merger;

•	all governmental approvals or filings required for the consummation of the Merger shall have been obtained or made, if any;

•	the RIC Dividends shall have been declared prior to the Valuation Time and distributed to the NFIC investors prior to Closing;

•	NFIC will provide TCG BDC a list of all of its portfolio securities and investments;

•	NFIC will endeavor to discharge all of its known liabilities and obligations to the extent reasonably practicable before the Valuation Time; and

•	each party shall have received an opinion from its legal counsel on certain matters, including, without limitation: (a) valid existence / incorporation; (b) business development company status; (c) no violation of fundamental documents; and (d) no approval being required (except those already obtained).

Conditions to TCG BDC’s Obligation. TCG BDC’s obligations to consummate the Merger are subject to the satisfaction of further conditions, including:

•	all representations and warranties of NFIC contained in the Agreement shall be true and correct in all material respects as of the date of the Agreement and as of the Closing, and NFIC shall have complied with the covenants set forth in the Agreement in all material respects; and

•	NFIC shall have delivered to TCG BDC a statement of NFIC’s assets and liabilities, together with a list of NFIC’s portfolio securities, as of the Closing, certified by an appropriate officer of NFIC.

Condition to NFIC’s Obligation. NFIC’s obligations to consummate the Merger are subject to the satisfaction of the following additional condition:

•	all representations and warranties of TCG BDC contained in the Agreement will be true and correct in all material respects as of the date of the Agreement and as of the Closing, and TCG BDC shall have complied with the covenants set forth in the Agreement in all material respects.

Termination of the Agreement (page 48)

The Parties may terminate the Agreement by mutual consent. In addition, either party may terminate the Agreement at any time before Closing if:

•	the non-terminating party breaches any representation or warranty or other provision of the Agreement, and such breach is not cured within 10 days of the breach and prior to the closing;

•	any condition precedent to such party’s obligations to complete the Merger has not been met or waived and it reasonably appears that it will not or cannot be met; or

•	such party’s board of directors determines that the consummation of the Merger is not in the best interests of such party.

In the event that the Agreement is terminated in accordance with its terms, there will be no liability for damages on the part of TCG BDC or NFIC, except in the case of a party’s willful default of its obligations under the Agreement.

Fees and Expenses (page 48)

The expenses incurred in connection with the Merger (whether or not the Merger is consummated), estimated to be approximately $786,000, will be allocated in the following manner: (i) 50% of such expenses will be allocated to the Investment Adviser, and (ii) the remainder will be allocated between the Parties pro rata based on their relative net assets as of the Valuation Time.

Recommendation of the Board of Directors (page 37)

After careful consideration, NFIC’s Board and its Independent Directors (as defined below) have determined that the Agreement and the Merger are advisable and in the best interests of NFIC, and the interest of the NFIC stockholders will not be diluted as a result of the Merger. Thus, NFIC’s Board and its Independent Directors have authorized and approved the Agreement and the Merger, and recommend that the NFIC stockholders vote “FOR” the proposal to approve the Agreement.

You should read the section entitled “Proposal No. 3 Approval of the Agreement—Reasons for the Merger” for a more detailed discussion of the factors that NFIC’s Board and its Independent Directors considered in deciding to recommend the approval of the Agreement.

Interests of Certain Persons in the Merger (page 39)

In considering the recommendation of NFIC’s Board and its Independent Directors that you vote to approve the Agreement and, you should be aware that some of NFIC’s directors and executive officers have interests in the Merger that may be different from, or in addition to, those of NFIC’s stockholders.

Material U.S. Federal Income Tax Consequences of the Merger (page 40)

It is expected that the Merger will result in the recognition of capital gain or loss for U.S. federal income tax purposes by holders of NFIC common stock. You should read the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” for a more detailed discussion of the U.S. federal income tax consequences of the Merger to you, NFIC, and TCG BDC.

Appraisal Rights (page 165)

Under the charter of NFIC, NFIC’s stockholders do not have dissenters’ rights of appraisal with respect to the Merger.

Risk Factors (Annex B)

An investment in the Acquisition Shares involves risks, some of which are related to the Agreement. In considering the Agreement, you should carefully consider the information about these risks set forth under “Annex B: Risk Factors,” together with the other information included in this Proxy Statement/Private Placement Memorandum.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement/Private Placement Memorandum contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss the plans, strategies, prospects and expectations concerning the Merger, and the business, operating results, financial condition and other similar matters of NFIC and TCG BDC. Such forward-looking statements include information in this Proxy Statement/Private Placement Memorandum regarding general domestic and global economic conditions, the future financing plans of each Party, each Party’s ability to operate as a BDC and the expected performance of, and the yield on, their respective portfolio companies. There may be events in the future, however, that the Parties are not able to predict accurately or control. The factors listed under “Annex B: Risk Factors,” as well as any cautionary language in this Proxy Statement/Private Placement Memorandum, provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in the forward-looking statements contained in this Proxy Statement/Private Placement Memorandum. You should be aware that the occurrence of the events described in these risk factors and elsewhere in this Proxy Statement/Private Placement Memorandum could have a material adverse effect on each Party’s business, results of operation and financial position. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Parties to predict all of them. Each Party undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this Proxy Statement/Private Placement Memorandum or in the periodic reports each Party files under the Exchange Act.

The following factors are among those that may cause actual results to differ materially from the forward-looking statements contained in this Proxy Statement/Private Placement Memorandum:

•	conditions to the Closing of the Merger may not be satisfied;

•	potential problems in successfully integrating the assets of NFIC with TCG BDC’s portfolio;

•	any unexpected costs, liabilities or delays in connection with the Merger;

•	a Party’s, or such Party’s portfolio companies’, future business, operations, operating results or prospects;

•	the return or impact of current and future investments;

•	the impact of any protracted decline in the liquidity of credit markets on a Party’s business;

•	the impact of fluctuations in interest rates on a Party’s business;

•	a Party’s future operating results;

•	the impact of changes in laws, policies or regulations (including the interpretation thereof) affecting a Party’s operations or the operations of such Party’s portfolio companies;

•	the valuation of a Party’s investments in portfolio companies, particularly those having no liquid trading market;

•	a Party’s ability to recover unrealized losses;

•	market conditions and a Party’s ability to access alternative debt markets and additional debt and equity capital;

•	a Party’s contractual arrangements and relationships with third parties;

•	the general economy and its impact on the industries in which a Party invests;

•	the financial condition of and ability of a Party’s current and prospective portfolio companies to achieve their objectives;

•	competition with other entities, including the affiliates of a Party, for investment opportunities;

•	the speculative and illiquid nature of a Party’s investments;

•	the use of borrowed money to finance a portion of a Party’s investments;

•	a Party’s expected financings and investments;

•	the adequacy of a Party’s cash resources and working capital;

•	the loss of key personnel;

•	the timing, form and amount of any dividend distributions;

•	the timing of cash flows, if any, from the operations of a Party’s portfolio companies;

•	the ability of the Investment Adviser to locate suitable investments for each Party and to monitor and administer such Party’s investments;

•	the ability of The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”) and CELF Advisors LLP (“CELF”) to attract and retain highly talented professionals that can provide services to the Parties’ Investment Adviser and administrator;

•	each Party’s ability to maintain its status as a BDC; and

•	each Party’s intent to satisfy the requirements of a RIC under Subchapter M of the Code.

The actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Annex B: Risk Factors” and elsewhere in this Proxy Statement/Private Placement Memorandum.

THE 2017 ANNUAL MEETING OF STOCKHOLDERS

Date, Time and Place

The Annual Meeting will be held at the offices of NFIC, 520 Madison Avenue, 40th Floor, New York, NY 10022 on June 6, 2017, at 8:30 a.m. Eastern time. This Proxy Statement/Private Placement Memorandum is furnished to you and other stockholders of NFIC in connection with the solicitation of proxy by the Board of NFIC to be used at the Annual Meeting and any adjournments or postponements thereof. The Board of NFIC recommends that you vote “FOR” all of the proposals before the Annual Meeting.

We invite holders of record of our common stock at the close of business the Record Date to attend the Annual Meeting. No stockholder will be admitted to the Annual Meeting without documentation that allows us to verify ownership.

Purpose

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1—to elect one Class I Director of NFIC to serve for a three-year term until his successor is duly elected and qualified or until his earlier death, resignation or removal;

2.	Proposal 2—to ratify the selection of EY as NFIC’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3.	Proposal 3—to approve of the Agreement, which provides for the Merger.

At the Annual Meeting, you will also be asked to consider and vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Record Date, Voting Rights and Quorum

Only holders of record of our common stock at the close of business on Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 8,156,316 shares of common stock outstanding and entitled to vote at the Annual Meeting.

Holders of our common stock are entitled to one vote for each share held as of the Record Date. Cumulative voting is not permitted.

A majority of the outstanding shares of common stock must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy online, by phone or via mail and did not subsequently revoke your proxy, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Meeting. If at any time shares are held through brokers, we will count broker non-votes, if any, as present for the purpose of establishing a quorum.

Votes Required to Approve the Proposals

The votes required and the method of calculation for the proposals to be considered at the Annual Meeting are as follows:

1.	Proposal 1—The Class I Director serving a three-year term will be elected by a plurality of the votes represented at the Annual Meeting and voted for nominee(s) in the election. A proxy marked “withhold” with respect to the Director nominee will result in him receiving one fewer “FOR” vote that would count towards a plurality.

2.	Proposal 2—Ratification of the selection of EY as NFIC’s independent registered public accounting firm for the fiscal year ending December 31, 2017 requires the affirmative vote of the majority of common stock represented at the Meeting and voting on the proposal. For this proposal, “abstain” votes and broker non-votes, if any, though counted for purposes of establishing a quorum, will have no effect on the outcome of the vote.

3.	Proposal 3—The approval of the Agreement requires the affirmative vote of a majority of the outstanding common stock entitled to vote. Therefore, “abstain” votes and broker non-votes, if any, will have the same effect as a vote “AGAINST” the approval of the Agreement.

The inspector of elections appointed for the Annual Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.

Voting, Proxies and Revocation

If you are the stockholder of record of your shares of NFIC common stock, you can ensure that your shares are voted at the Annual Meeting by submitting your voting instructions (i) by mailing your signed and voted proxy back in the postage-paid envelope provided, (ii) online at proxyonline.com using your 12-digit control number in the box at the right of your proxy card to authorize your proxy for your shares, or (iii) by dialing 877-536-1564. If you submit a proxy, the named proxies for the Annual Meeting, Matthew Cottrell and Orit Mizrachi (or their duly authorized designees), will vote your shares at the Annual Meeting as you indicate. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the Director nominee named below, “FOR” the ratification of the selection of EY as NFIC’s independent registered public accounting firm for the fiscal year ending December 31, 2017, “FOR” the approval of the Agreement, and to vote on any other matters properly presented at the Annual Meeting in their judgment. You can also attend and vote during the Annual Meeting in person. Submitting your instructions or proxy by any of the other methods will not affect your ability to attend and vote during the Annual Meeting.

Adjournment of Meeting

In the event that a quorum is not achieved at the Annual Meeting, either in person or represented by proxy, the chairman of the Meeting shall have the power to adjourn the Meeting sine die or from time to time not more than 120 days after the original Record Date without notice other than the announcement at the Meeting to permit further solicitation of proxies. If the Meeting is adjourned and a quorum is present at such adjournment, any business may be transacted which might have been transacted at the Meeting as originally notified.

The stockholders present either in person or by proxy at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Expenses of Soliciting Proxies

In light of Proposal 3 and the request of the Company’s stockholders to approve the Agreement, the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and distributing this Proxy Statement/Private Placement Memorandum, the accompanying Notice of Annual Meeting of Stockholders, the proxy card, the Election Form, and NFIC’s annual report to stockholders (the “Annual Report”), which consists of NFIC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Form 10-K”), together with the expenses of the Merger, will be allocated (i) 50% to the Investment Adviser, and (ii) the remainder between the Parties pro rata based on their relative net assets as of the Valuation Time.

In addition to the solicitation of proxies by mail or e-mail, proxies may be solicited in person and by telephone or facsimile transmission by Directors and officers of the Company, or certain employees of and affiliates of the Company’s investment adviser without special compensation therefor. The Company has also retained AST Fund Solutions, LLC to assist in the solicitation of proxies for a base fee of approximately $600, plus additional fees per contact with stockholders and for reimbursement of reasonable out-of-pocket expenses.

Householding of Proxy Materials

Under rules adopted by the SEC, companies and intermediaries (e.g., brokers) may satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

The Company’s amended and restated bylaws, as amended (the “Bylaws”) allow us to give a single notice to all stockholders who share an address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. A single copy of this Proxy Statement/Private Placement Memorandum and the Annual Report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the attention of the Secretary of the Company, Matthew Cottrell, at our principal executive offices located at 520 Madison Avenue, 40th Floor, New York, NY 10022 or 212-813-4900. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker. Stockholders who currently receive multiple copies of the Proxy Statement and Annual Report at their addresses and would like to request “householding” of their communications should contact their brokers.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Matthew Cottrell, at our principal executive offices located at 520 Madison Avenue, 40th Floor, New York, NY 10022. You can call us by dialing 212-813-4900. You can access our proxy materials online at online at https://proxyonline.com/docs/nfinvestment.pdf/ using the control number in the box at the right of your proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of the Record Date, the beneficial ownership as indicated in the Company’s books and records of each current Director, each nominee for Director, each executive officer of the Company, the executive officers and Directors as a group, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based on Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.

The percentage ownership is based on 8,156,316 shares of common stock outstanding as of the Record Date. To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned(1)
Directors and Executive Officers:
Interested Directors
Michael A. Hart	—	—%
Eliot P.S. Merrill	—	—%
Independent Directors
Nigel D.T. Andrews	—	—%
William P. Hendry	—	—%
John G. Nestor	—	—%
Executive Officers Who Are Not Directors
Jeffrey S. Levin(2)	1,499	* %
Orit Mizrachi(3)	1,071	* %
Venugopal Rathi	—	—%
Matthew Cottrell	—	—%
All Directors and Named Executive Officers as a Group (9 persons)	2,570	* %
Five-Percent Stockholders:
State of Connecticut acting through its treasurer as trustee(4)	3,222,850	39.5%
AFA Sjukforsakringsaktiebolag(5)	2,890,813	35.4%
Allegheny Technologies Incorporated Master Pension Trust(6)	1,503,997	18.4%

*	Represents less than one tenth of one percent.
(1)	For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than five percent of our common stock and each Director and executive officer has sole voting and/or investment power over the shares reported.

(2)	Consists of 1,499 shares of common stock directly owned by Mr. Levin.
(3)	Consists of 1,071 shares of common stock directly owned by Ms. Mizrachi.
(4)	The address of the State of Connecticut is 55 Elm Street, 6th Floor, Hartford, Connecticut 06106.
(5)	The address of AFA Sjukforsakringsaktiebolag is Klara Soedra Kyrkogata 18, Stockholm, Sweden SE 10627.
(6)	The address of Allegheny Technologies Incorporated Master Pension Trust is 1000 Six PPG Place Pittsburgh, PA 15222-5749.

PROPOSAL NO. 1 ELECTION OF DIRECTOR

Our Board is presently composed of five Directors, divided into three classes, each serving staggered three-year terms. The term of our first class of Directors will expire at the Annual Meeting; the term of our second class of Directors will expire at the 2018 annual meeting of stockholders; and the term of our third class of Directors will expire at the 2019 annual meeting of stockholders.

The Board has nominated John G. Nestor as a Class I Director, to serve until his successor is duly elected and qualified at the annual meeting of stockholders held in 2020 or until his earlier death, resignation or removal. Mr. Nestor serves as a Director of our Board and is a member of the Audit Committee of the Board (the “Audit Committee”) and Pricing Committee (the “Pricing Committee”). The Board has determined that Mr. Nestor is not an “interested person” of the Company, of CGMSIM, or of any of their respective affiliates as defined in Section 2(a)(19) of the Investment Company Act.

Mr. Nestor has consented to being named in this Proxy Statement/Private Placement Memorandum and to serving as a Director if elected at the Meeting. If, for any reason, Mr. Nestor becomes unable or unwilling to serve at the time of the Meeting, the persons named as proxies in the proxy will have the authority to vote for a substitute nominee or nominees. We do not anticipate that Mr. Nestor will be unable or unwilling to serve.

If the Merger is completed, this Meeting will be the Company’s last annual meeting of stockholders.

The Board recommends that stockholders vote “FOR” the Company’s nominee for Director.

Biographical Information

Set forth below are brief biographies of Mr. Nestor and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable Director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer of the Company who is not a Director. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Nominee for Election as Class I Director

Set forth below is certain information relating to our Directors, including details on Mr. Nestor’s specific experience, qualifications, attributes or skills that led the Board to conclude that Mr. Nestor should serve as a Director of the Company.

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
John G. Nestor	72	Director (Independent)	2	2017	2013

(1)	The term “Fund Complex” refers to both the Company and TCG BDC. Directors and officers who oversee both funds in the Fund Complex are noted.

John G. Nestor has served on our Board of Directors since 2013, and is a member of the Audit Committee. Mr. Nestor also serves on the board of directors and as a member of the audit committee of TCG BDC. Mr. Nestor joined Kirtland Capital Partners in March 1986. He is chairman and senior managing partner of this private investment firm. Prior to joining Kirtland Capital Partners, Mr. Nestor worked for 16 years for

Continental Illinois Bank. For eight years he focused on lending to small businesses in the Chicago area. In 1977, Mr. Nestor was transferred to Philadelphia where he was involved in commercial lending and, in 1979, he moved to Cleveland to manage Continental Illinois Bank’s Cleveland office. Mr. Nestor is Chairman of the board of directors of SmartSource Computer and Audio Visual Rentals and he is also a member of the board of directors of Form Tech Concrete Forms. John serves as board Chair of the Deaconess Foundation and he is a trustee of the Kelvin and Eleanor Smith Foundation. Mr. Nestor is the former chairman of the board of trustees of the Cleveland Foodbank and The Diversity Center. A native of Cleveland, Mr. Nestor attended St. Ignatius High School. He holds an undergraduate degree in business from Georgetown University, an MBA from the University of Notre Dame and an MA in Urban Studies from Loyola University of Chicago. Mr. Nestor is an experienced leader whose numerous board and advisory positions and experiences in the middle markets provide our Board of Directors valuable insights.

Incumbent Class II Directors: Term Expiring 2018

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Eliot P.S. Merrill	46	Director (Interested)	2	2018	2016
Nigel D.T. Andrews	70	Director (Independent)	2	2018	2016
William P. Hendry	67	Director (Independent)	2	2018	2013

(1)	The term “Fund Complex” refers to both the Company and TCG BDC. Directors and officers who oversee both funds in the Fund Complex are noted.

Eliot P.S. Merrill has served on our Board since March 11, 2016 and served as Interim Chairman of our Board from May 2016 to March 2017. Mr. Merrill has also served as a member of the board of directors of TCG BDC since 2013. Mr. Merrill is a Managing Director and Co-head of Carlyle Global Partners based in New York. Carlyle Global Partners seeks to deliver attractive risk-adjusted returns on significant sums of capital over a longer timeframe than typical private equity funds, thereby creating substantial longer-term appreciation. Before the launch of Carlyle Global Partners in 2014, Mr. Merrill was a Managing Director at Carlyle primarily focused on U.S. buyout opportunities in the telecommunications and media sectors. Mr. Merrill is a member of the board of directors of Getty Images, TCW Group, Content Partners, and Schön Klinik and Citizen Schools of New York, a non-profit. Mr. Merrill has previously served on the boards of several other Carlyle investments including AMC Loews and Nielsen Company B.V. Prior to joining Carlyle in 2001, Mr. Merrill was a Principal at Freeman Spogli & Co., a buyout fund with offices in New York and Los Angeles. Prior to that, Mr. Merrill worked at Dillon Read & Co. Inc. in the Mergers and Acquisitions Group. Before that, Mr. Merrill was a Sail Consultant and Special Project Coordinator for Doyle Sailmakers, Inc. Mr. Merrill’s depth of experience in investment management and capital markets, intimate knowledge of the business and operations of Carlyle’s investment platform, and experience as a director of other public and private companies provides our Board with valuable insight.

Nigel D.T. Andrews has served on our Board since March 11, 2016 and is a member of our Audit Committee. Mr. Andrews has also served as a member of the board of directors and audit committee of TCG BDC since 2012. Mr. Andrews recently retired from his roles as governor at London Business School, director and member of the audit and remuneration committees at Old Mutual plc., and Chairman of Old Mutual Asset Management where he served from 2002 to 2014. Mr. Andrews continues to actively manage his own private investments and to serve as a trustee of Victory funds, a position he has held since 2002. From 2000 to 2010, Mr. Andrews served on the board of directors of Chemtura Corporation, a NYSE listed company. Mr. Andrews also served as a Managing Director of Internet Capital Group, Inc. from 2000 to 2001. From 1987 to 2000, Mr. Andrews held various senior management positions within General Electric Company, including Executive Vice President of GE Capital from 1993 to 2000 and, prior to that, Vice President and General Manager of GE Plastics-Americas. During Mr. Andrews’ 13-year career with GE, he also served as a Vice President for Corporate Business Development and Strategy reporting to the Chairman of the board. Prior to joining GE, Mr. Andrews was a partner at Booz Allen Hamilton Inc. He began his career in business management at Shell International Chemical Company. Mr. Andrews’ broad executive experience with the operations and transactions of industrial and financial services businesses provides our Board with valuable insights and knowledge that will enhance our ability to achieve our investment objectives.

William P. Hendry has served on our Board since 2013, and is the Chairman of our Audit Committee. Mr. Hendry has also served as a member of the board of directors and is chairman of the audit committee of TCG BDC since 2013. Mr. Hendry served as a director and a member of the audit committee of Santander Consumer USA Holdings Inc. Mr. Hendry currently is a Special Adviser to Promethean Investments L.L.P. and is Chairman of the board of directors at Pharma-Cycle L.L.C. Mr. Hendry served on the board as a director of FirstCity since August 2010, and Chairman of the board since August 2011 until the company was acquired by Varde in the early part of 2013. Mr. Hendry has more than 30 years of experience in the banking industry and headed Bank of Scotland’s operations in the United States before it was acquired in 2009 by Lloyds Banking Group. He launched W.P. Hendry and Associates in August 2009, a bank consulting firm that handles complex business and lending issues. Mr. Hendry has held senior banking positions in Scotland, Northern Ireland, Canada, the Middle East, Africa and the United States. Mr. Hendry has extensive experience in mergers and acquisitions, most notably at Drive Financial Services (a national subprime auto lender) where he led HBOS plc’s investment analysis group in 2000, then becoming Chairman of the board until the business was sold to Banco Santander in 2006. Mr. Hendry is an experienced leader whose numerous management positions and global experiences in the financial services sector have provided him with an abundance of skills and valuable insight in handling complex financial transactions and issues, all of which makes him well qualified to serve on our Board.

Incumbent Class III Director: Term Expiring 2019

	Age	Position	Number of Portfolios in Fund Complex Overseen by Director(1)	Expiration of Term	Director Since
Michael A. Hart	55	Chairman of the Board of Directors and Chief Executive Officer (Interested)	2	2019	2015

(1)	The term “Fund Complex” refers to both the Company and TCG BDC. Directors and officers who oversee both funds in the Fund Complex are noted.

Michael A. Hart has served on our Board since March 2015 and as our Chairman of the Board since March 2017 and our Chief Executive Officer since May 2016. He also serves as chairman of the board of directors and as the chief executive officer of TCG BDC since 2015. Mr. Hart is also Head of Carlyle Private Credit. Mr. Hart has over 26 years of capital markets, corporate finance, M&A, risk management, accounting and managerial experience. Prior to joining Carlyle in 2014, Mr. Hart was a Managing Director in the Financial Markets Advisory group at BlackRock Solutions, where he served as co-head of the U.S. advisory practice and was a member of the BlackRock Solutions Operating Committee. Prior to joining BlackRock Solutions, Mr. Hart spent 12 years with Morgan Stanley where his responsibilities included Global Co-Head of Leveraged and Acquisition

Finance, Global Head of the Loan Products Group and Co-Chairman of the Firm’s Capital Commitment Committee. Mr. Hart is an experienced leader whose extensive experience in capital markets, corporate finance and risk management provides our Board with valuable insight and leadership.

Equity Owned by Directors and Nominees in the Company

The following table sets forth the dollar range of equity securities of the Company beneficially owned by each Director or Director nominee as of the Record Date.

	Dollar Range of our Common Stock Beneficially Owned in the Company(1)(2)	Aggregate Dollar Range of our Common Stock Beneficially Owned in the Fund Complex(1)(2)(3)
Interested Directors
Michael A. Hart	None	Over $	100,000
Eliot P.S. Merrill	None	Over $	100,000
Independent Directors
Nigel D.T. Andrews	None	Over $	100,000
William P. Hendry	None		None
John G. Nestor	None		None

(1)	The dollar ranges used in the above table are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of the Record Date, multiplied by the Company’s net asset value per share as of December 31, 2016. The dollar range of equity securities of TCG BDC were determined using the number of shares that are beneficially owned as of the Record Date, multiplied by TCG BDC’s net asset value per share as of December 31, 2016.
(3)	The term “Fund Complex” refers to both the Company and TCG BDC. Directors and officers who oversee both funds in the Fund Complex are noted.

Information Regarding Executive Officers Who Are Not Directors

	Age	Position	Number of Portfolios in Fund Complex Overseen by Officer(1)	Officer Since
Jeffrey S. Levin	36	President	2	2016
Orit Mizrachi	45	Chief Operating Officer	2	2014
Venugopal Rathi	37	Chief Financial Officer and Treasurer	2	2015
Matthew Cottrell	44	Chief Compliance Officer and Secretary	2	2012

(1)	The term “Fund Complex” refers to both the Company and TCG BDC. Directors and officers who oversee both funds in the Fund Complex are noted.

Jeffrey S. Levin has served as our President since May 2016. Mr. Levin also serves as the president to TCG BDC. Prior to his appointment as our president, Mr. Levin served as the Head of Origination. Prior to joining Carlyle in 2012, Mr. Levin was a founding member of Morgan Stanley Credit Partners, a corporate debt fund, where he was responsible for originating, structuring, and executing credit and private equity investments across various industries. Prior to that role, Mr. Levin was a member of the Leveraged & Acquisition Finance Group at Morgan Stanley where he was responsible for originating and executing high yield bond and leveraged loan transactions.

Orit Mizrachi has served as our Chief Operating Officer since 2014 and is a Managing Director of Carlyle. She is also the chief operating officer of TCG BDC. Since joining Carlyle, Ms. Mizrachi has been involved in various roles, including our chief financial officer and Director of Operations for the GMS platform. Prior to joining Carlyle in 2010, Ms. Mizrachi worked in the hedge fund industry as the chief financial officer of Carlyle Blue Wave Management L.P. and as controller at Sagamore Hill Capital Management L.P., two multi-strategy hedge funds. Ms. Mizrachi started her career at Goldstein Golub & Kessler LLP as an auditor in their financial services group.

Venugopal Rathi has served as our Chief Financial Officer and Treasurer since 2015. He also serves as the chief financial officer and treasurer of TCG BDC. Mr. Rathi also serves as the chief financial officer of the Carlyle Global Market Strategies segment. Mr. Rathi is based in New York. Prior to joining Carlyle, Mr. Rathi worked at Ernst & Young LLP and provided assurance and advisory services to a wide variety of clients in the financial services industry. Mr. Rathi has extensive knowledge of fund-level and vehicle-level accounting, US GAAP and SOX compliance, valuation, and financial reporting practices across a wide range of investment strategies, including carry funds, hedge funds, CLOs, BDCs and mutual funds.

Matthew Cottrell has served as our Chief Compliance Officer and Secretary since 2012 and is a Director of Carlyle based in London. Mr. Cottrell also serves as the chief compliance officer and secretary of TCG BDC. Since joining Carlyle, Mr. Cottrell has been involved with fund structuring, documentation and management of a range of collateralized loan obligations, low levered, market value and synthetic funds together with regulation, compliance and operations management for GMS in Europe. Mr. Cottrell may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle, Mr. Cottrell was a Director in structured finance and credit policy at Fitch Ratings and he practiced as a banking lawyer in the international finance group at Ashurst, an international law firm.

CORPORATE GOVERNANCE

Our Board of Directors

Board Composition

Our Board currently consists of five members. Pursuant to our Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class each serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of our Class I Director will expire at the Annual Meeting; the term of our Class II Directors will expire at the 2018 annual meeting of stockholders; and the term of our Class III Director will expire at the at the 2019 annual meeting of stockholders.

Mr. Nestor serves as a Class I Director (with a term expiring at the Meeting). Messrs. Hendry, Merrill and Andrews serve as Class II Directors (with a term expiring in 2018). Mr. Hart serves as a Class III Director (with a term expiring in 2019). The Class I Director elected at the Meeting will have a term expiring in 2020.

Independent Directors

Pursuant to Section 56 of the Investment Company Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each Director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that each of Messrs. Andrews, Hendry and Nestor qualifies as an Independent Director. Each Director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Each of Messrs. Hart and Merrill is considered an “interested person” (as defined in the Investment Company Act) of the Company because of his respective relationship with us, our Adviser or affiliated persons of the Adviser (each, an “Interested Director”).

Meetings and Attendance

Our Board met nine times during the year ended December 31, 2016, including four regular quarterly meetings and five special meetings, and acted on various occasions by written consent. No incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he has been a Director) and the total number of meetings held by all committees of the Board on which he served (during the period that he served).

Board Attendance

All Directors are expected to attend at least 75% of the aggregate number of meetings of our Board and of the respective committees on which they serve. We require each Director to make a diligent effort to attend all Board and committee meetings. The Company does not currently have a policy with respect to Board member attendance at annual meetings of stockholders. One of our Directors attended our 2016 annual meeting of stockholders.

Board Leadership Structure

Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers, and approves the engagement and reviews the performance of our independent registered public accounting firm.

Under our Bylaws, our Board may designate a Chairman to preside over the meetings of our Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director, and we believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders’ best interests at such times.

Presently, Mr. Hart serves as the Chairman of our Board. Mr. Hart is an Interested Director. We believe that Mr. Hart’s extensive knowledge of the financial services industry and capital markets in particular qualifies him to serve as the Chairman of our Board. We believe that we are best served through this existing leadership structure, as Mr. Hart’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board, ensuring that both groups act with a common purpose.

Our Board does not currently have a designated lead Independent Director. We are aware of the potential conflicts that may arise when an Interested Director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of an Audit Committee comprised solely of Independent Directors and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations.

Role in Risk Oversight

Our Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by our Chief Compliance Officer and of the operation of our compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists our Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator and Carlyle Employee Co., with whom we have a personnel agreement), accounting and financial reporting processes, our valuation process, our systems of internal controls regarding finance and accounting and audits of our financial statements.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Communications with Directors

Our Board has established procedures whereby our stockholders and other interested parties may communicate with any member of our Board, the chairman of any of our Board committees or with our Independent Directors as a group by mail addressed to the applicable Directors or Director group, in the care of the Secretary of the Company, Matthew Cottrell, NF Investment Corp., 520 Madison Avenue, 40th Floor, New York, NY 10022. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate Director, or Directors, for review.

SOX Code of Ethics

The Company has adopted a Code of Ethics for Principal Executive and Senior Financial Officers under the Sarbanes-Oxley Act of 2002, as amended (the “SOX Code of Ethics”), which applies to, among others, our principal executive officer and principal financial officer. There have been no material changes to our SOX Code of Ethics or material waivers of the SOX Code of Ethics that apply to our Chief Executive Officer or Chief Financial Officer. We hereby undertake to provide a copy of the SOX Code of Ethics to any person, without charge, upon request. Requests for a copy of the SOX Code of Ethics may be made in writing addressed to the Secretary of the Company, Matthew Cottrell, NF Investment Corp., 520 Madison Avenue, 40th Floor, New York, NY 10022.

Committees of the Board of Directors

Our Board has established an Audit Committee and a Pricing Committee, and may establish additional committees in the future. The Board does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those Directors whose term is not expiring currently. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. The compensation of the Directors who are not considered “interested persons” of our Company is determined solely by those Directors.

Audit Committee

The Audit Committee is currently composed of Messrs. Andrews, Hendry and Nestor, all of whom are Independent Directors. Mr. Hendry serves as Chairman of the Audit Committee. Our Board has determined that Mr. Hendry is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Each of Messrs. Andrews, Hendry and Nestor meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. The Audit Committee held eight regular meetings during the year ended December 31, 2016.

Our Audit Committee’s charter is available on our website at: http://www.nfinvestmentcorp.com/ CorporateGovernance.htm.

Pricing Committee

The Pricing Committee is currently composed of Messrs. Hart and Nestor. The Pricing Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Pricing Committee. The principal goals of the Pricing Committee are to approve the offering price of shares of the Company’s common stock in accordance with the Company’s valuation policies, and to ensure that the Company does not sell its common stock (i) at a price below the net asset value of such common stock, as required by Section 23 of the Investment Company Act, as made applicable to BDCs by Section 63 of the Investment Company Act, or (ii) at a price above the net asset value of such common stock as of the most recently completed fiscal quarter. The Pricing Committee held three regular meetings during the year ended December 31, 2016.

Director Nominations

Nomination for election as a Director may be made by the Board or by stockholders in compliance with the procedures set forth in our Bylaws. The Board does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those Directors whose term is not expiring currently.

The Board seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board, our Company and our stockholders. In considering possible candidates for election as a director, the Board takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of our Board and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that our Board represents a range of backgrounds and experience.

The Board has not adopted a formal policy with regard to the consideration of diversity in identifying Director nominees. In determining whether to recommend a Director nominee, the Board considers and discusses diversity, among other factors, with a view toward the needs of our Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board when identifying and recommending Director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting Director nominees is consistent with the goal of creating a Board that best serves our needs and the interests of our stockholders.

The Independent Directors whose term is not expiring at a meeting of stockholders select and evaluate any candidates for Independent Director at such meeting, and the Directors whose term is not expiring at a meeting of stockholders select and evaluate candidates for Interested Directors at such meeting, in each case in accordance with the criteria set forth above. Such Independent Directors and Directors, as applicable, are then responsible for recommending to the Board a slate of nominees for Independent Director and Interested Director positions, as applicable, for the Board’s approval. Generally, candidates for a position as a member of the Board are suggested by existing Board members; however, the Board will consider stockholder recommendations for candidates for the Board, and will evaluate any such recommendations using the criteria set forth above.

Rule 17j-1 Code of Ethics

We have adopted a code of ethics (the “Code of Ethics”) pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain transactions by our personnel. We have also adopted the Adviser’s Policies and Procedures Regarding Material, Non-Public Information and the Prevention of Insider Trading (the “Code of Conduct and Insider Trading Policies”), intended to comply with Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Code of Ethics and the Code of Conduct and Insider Trading Policies generally do not permit investments by our and the Adviser’s personnel in securities that may be purchased or sold by us.

Involvement in Certain Legal Proceedings

The Company may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. The Company is not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against the Company.

Election of Officers

Our Board elects our officers and each of our officers serves until his or her earlier death, resignation or termination or until his or her successor is duly elected and qualified.

Compensation and Insider Participation

Compensation of Independent Directors

Each Independent Director received the following amounts for serving as a Director of the Company: (i) a $125,000 annual fee; (ii) for a joint meeting of the Board and the board of directors of TCG BDC, $4,000 for each such joint board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such joint board meeting, and $1,500 for each such joint board meeting attended telephonically; (iii) for a meeting of a single Board or board of directors of TCG BDC, $2,000 for each such single board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such single board meeting, and $750 for each such single board meeting attended telephonically; (iv) for a joint meeting of a committee of the Board and a committee of the board of directors of TCG BDC, $2,000 for each such joint committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such joint committee meeting, and $1,000 for each such joint committee meeting attended telephonically; (v) for a meeting of a single committee of the Board or committee of the board of directors of TCG BDC, $1,000 for each such single committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such single committee meeting, and $500 for each such single committee meeting attended telephonically; and (vi) an annual fee of $15,000 for the Chairman of the Audit Committee of the Board and the audit committee of the board of directors of TCG BDC.

The following table sets forth information concerning total compensation earned by or paid to each of our Independent Directors during the fiscal year ended December 31, 2016:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex(1)
Nigel D.T. Andrews, Director	$17,500	$17,500	$151,000
William P. Hendry, Director	$38,000	$38,000	$186,000
John G. Nestor, Director	$35,500	$35,500	$172,000
Michael L. Rankowitz, Director (resigned)(2)	$34,500	$34,500	$158,500

(1)	Messrs. Andrews, Hendry and Nestor serve on the board of directors of TCG BDC. The Company and TCG BDC are part of the Fund Complex. Compensation amounts shown include compensation such Directors received from the Company and TCG BDC for services rendered during the fiscal year ended December 31, 2016. Mr. Andrews was appointed to the board of directors of TCG BDC effective March 11, 2016
(2)	Mr. Rankowitz resigned from the Board and the board of directors of TCG BDC effective November 9, 2016. In connection therewith, Mr. Rankowitz also resigned as a member of the Audit Committee and the Pricing Committee of the Board and a member of the TCG BDC Audit Committee and the TCG BDC Pricing Committee of the board of directors of TCG BDC.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates or by subcontractors, pursuant to the terms of the investment advisory agreement entered into by and between the Company and the Adviser, as amended (the “NFIC Investment Advisory Agreement”), and the administration agreement entered into by and between the Company and the Administrator (the “NFIC Administration Agreement”). Each of our executive officers is an employee of the Adviser or its affiliates. Our day-to-day investment operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates or by subcontractors.

None of our officers receives direct compensation from us. We have agreed to reimburse the Administrator for our allocable portion of the compensation paid to or compensatory distributions received by our Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions at cost. We have agreed to reimburse the Administrator, Carlyle Employee Co., with whom we entered into a personnel agreement, and our sub-administrator, CELF, for our allocable portion of the compensation of any personnel, other than legal department personnel, that they provide for our use.

No compensation is expected to be paid to Directors who are Interested Directors.

Certain Relationships and Related Party Transactions

NFIC Investment Advisory Agreement

On March 20, 2017, at an in-person meeting of the Company’s Board, the Board, including a majority of the Independent Directors, approved the continuance of the NFIC Investment Advisory Agreement, dated as of July 10, 2013, between the Company and the Adviser in accordance with, and on the basis of an evaluation satisfactory to such Directors as required by, Section 15(c) of the Investment Company Act. Subject to the overall supervision of the Board, the Adviser provides investment advisory services to the Company. For providing these services, the Adviser receives management fees from the Company.

The management fee is calculated and payable quarterly in arrears at an annual rate of 0.25% of the average value of the gross assets of the Company at the end of the two most recently completed fiscal quarters, excluding any cash and cash equivalents and including assets acquired with leverage from use of the revolving credit facilities. For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. The management fee for any partial quarter is prorated.

For the years ended December 31, 2016 and 2015, management fees were $677 thousand and $547 thousand, respectively, which were included in management fees in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2016 and 2015, $180 thousand and $151 thousand, respectively, were included in management fees payable in the Consolidated Statements of Assets and Liabilities included in the Annual Report.

On July 10, 2013, the Adviser entered into a personnel agreement with Carlyle Employee Co., an affiliate of the Adviser, pursuant to which Carlyle Employee Co. provides the Adviser with access to investment professionals.

NFIC Administration Agreement

On March 20, 2017, at an in-person meeting of the Company’s Board, the Board, including a majority of the Independent Directors, approved the continuance of the NFIC Administration Agreement, dated July 10, 2013, between the Company and the Administrator. Pursuant to the NFIC Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the NFIC Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the NFIC Administration Agreement occurs quarterly in arrears.

For the years ended December 31, 2016 and 2015, NFIC incurred $185 thousand and $182 thousand, respectively, in fees under the NFIC Administration Agreement, which were included in administrative service fees in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2016 and 2015, $34 thousand and $35 thousand, respectively, were unpaid and included in administrative service fees payable in the Consolidated Statements of Assets and Liabilities included in the Annual Report.

Sub-Administration Agreements

On July 10, 2013, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF (the “NFIC Carlyle Sub-Administration Agreements”). Pursuant to the NFIC Carlyle Sub-Administration Agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.

On July 10, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”) and such agreement, as amended, the “NFIC State Street Sub-Administration Agreement”). On March 11, 2015, the Board, including a majority of the Independent Directors, approved an amendment to the NFIC State Street Sub-Administration Agreement. The initial term of the NFIC State Street Sub-Administration Agreement ended on April 1, 2015 and, unless terminated earlier, the NFIC State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The NFIC State Street Sub-Administration Agreement may be terminated upon at least 60 days’ written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board or by either party to the NFIC State Street Sub-Administration Agreement. For the years ended December 31, 2016 and 2015, fees incurred in connection with the NFIC State Street Sub-Administration Agreement, which amounted to $241 thousand and $201 thousand, respectively, were included in other general and administrative in the Consolidated Statements of Operations included in the Annual Report. As of December 31, 2016 and 2015, $60 thousand were unpaid and included in other accrued expenses and liabilities in the Consolidated Statements of Assets and Liabilities included in the Annual Report.

Placement Fees

On July 10, 2013, the Company entered into a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services. There are no placement fees paid by the Company under this arrangement.

Board of Directors

As of December 31, 2016 and 2015, current Directors had no capital commitments to the Company.

Review, Approval or Ratification of Related Party Transactions

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and Directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the Investment Company Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by our Board or exemptive relief for such transactions. Our Board will review these procedures on an annual basis.

From time to time, the Adviser, the Administrator or their respective affiliates, may pay third-party providers to provide goods or services to us. We will subsequently reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf.

Address of Our Adviser and Administrator

The principal executive offices of our Adviser, Carlyle GMS Investment Management L.L.C., and our Administrator, Carlyle GMS Finance Administration L.L.C., are at 520 Madison Avenue, 40th Floor, New York, NY 10022.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our Directors and executive officers, as defined under the Exchange Act, and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Such executive officers, Directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms filed by such persons, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis in 2016.

Required Vote

The Director nominee shall be elected by a plurality of all the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE

ELECTION OF JOHN G. NESTOR

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected EY to serve as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2017. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of EY as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain EY and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

EY’s representatives are expected to be available telephonically for the Meeting and will have an opportunity to make a statement, if they so desire, as well as to respond to appropriate questions asked by our stockholders.

Principal Accountant Fees and Services

Set forth in the table below are audit fees and non-audit related fees billed to the Company and payable to EY for professional services performed for the Company’s fiscal years ended December 31, 2016 and December 31, 2015.

Fiscal Year/Period	Audit Fees	Audit- Related Fees(1)	Tax Fees(2)	All Other Fees(3)
2016	$254,000	$32,500	$17,500	$—
2015	$250,000	$29,500	$18,500	$—

(1)	“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by EY.
(2)	“Tax Fees” are those fees billed to the Company in connection with tax consulting services performed by EY, including primarily the review of the Company’s income tax returns.
(3)	“All Other Fees” are those fees billed to the Company in connection with permitted non-audit services performed by EY.

The Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permitted non-audit services for the Company and for permitted non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal years ended December 31, 2016 and 2015, were pre-approved by the Audit Committee, in accordance with its pre-approval policy.

Audit Committee Report

As part of its oversight of the Company’s financial statements, on March 20, 2017, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2016. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by EY, the Company’s independent registered public accounting firm, in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee, William P. Hendry, who reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by EY to management.

The Audit Committee received and reviewed the written disclosures from EY required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with EY its independence. The Audit Committee has reviewed the audit fees paid by the Company to EY. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting EY from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2016 be included in the 2016 Form 10-K, for filing with the SEC. The Audit Committee also recommended the appointment of EY to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

Audit Committee Members

William P. Hendry, Chairman

Nigel D.T. Andrews

John G. Nestor

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast at the Meeting, in person or by proxy, provided a quorum is present, is required to ratify the appointment of EY to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF EY AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

PROPOSAL NO. 3 APPROVAL OF THE AGREEMENT

The discussion of the Agreement in this Proxy Statement/Private Placement Memorandum is qualified in its entirety by reference to the Agreement, which is attached hereto as Annex  A. You should read the Agreement carefully as it is the legal document that governs the Merger.

The Parties to the Merger

NF Investment Corp.

NFIC is a Maryland corporation structured as an externally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act. NFIC is externally managed by the Investment Adviser, an investment adviser that is registered with the SEC under the Advisers Act.

The location of NFIC’s principal executive offices is 520 Madison Avenue, 40th Floor, New York, NY 10022; its telephone number is (212) 813-4900; and its internet website address is http://nfinvestmentcorp.com. The information provided on or accessible through NFIC’s website is not part of this Proxy Statement/Private Placement Memorandum and is not incorporated in this Proxy Statement/Private Placement Memorandum by this or any other reference to its website provided in this Proxy Statement/Private Placement Memorandum.

TCG BDC, Inc.

TCG BDC is a Maryland corporation structured as an externally managed, non-diversified closed-end investment company that has elected to be regulated as a BDC under the Investment Company Act. TCG BDC is also externally managed by the Investment Adviser.

The location of TCG BDC’s principal executive offices is 520 Madison Avenue, 40th Floor, New York, NY 10022; its telephone number is (212) 813-4900; and its internet website address is http://www.carlyle.com/our-business/global-market-strategies/tcg-bdc-inc. The information provided on or accessible through TCG BDC’s website is not part of this Proxy Statement/Private Placement Memorandum and is not incorporated in this Proxy Statement/Private Placement Memorandum by this or any other reference to its website provided in this Proxy Statement/Private Placement Memorandum.

Transaction Overview

If NFIC stockholders approve the Agreement at the Meeting, then pursuant to the Agreement, at the effective time, subject to the satisfaction of specified closing conditions, NFIC will merge with and into TCG BDC, with TCG BDC as the surviving entity in the Merger. NFIC will cease to exist as a separate corporation following the Merger. In the Merger, each outstanding share of NFIC common stock will be converted into the right to receive a mixture of cash and Acquisition Shares, in accordance with the Elections (at least 5% of the Merger Consideration received by each NFIC stockholder must be in the form of Acquisition Shares).

If the Merger is consummated, all of the assets and liabilities of NFIC immediately before the Merger will become assets and liabilities of TCG BDC, as the surviving entity, immediately after the Merger, and NFIC’s wholly-owned subsidiary, NF SPV LLC, will become a direct wholly-owned subsidiary of TCG BDC after the Merger.

The distribution of the Acquisition Shares to each NFIC stockholder will be subject to such stockholder’s properly completing, duly executing and submitting the Election Form to the Investment Adviser, which includes, among other things, (a) an acknowledgement that (i) the Acquisition Shares to be received by such stockholder will not be registered under the Securities Act and are “restricted” shares for purposes of the Securities Act, and (ii) such NFIC stockholder is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act, and (b) an agreement that, in respect of such Acquisition Shares, such stockholder is subject to the restrictions of, and entitled to the benefits of, the Existing Subscription Agreement between such stockholder and TCG BDC.

Background of the Merger

Pursuant to the subscription agreements between NFIC and its stockholders, after the earlier of August 6, 2018 or the completion of an initial public offering of TCG BDC’s common stock that results in an unaffiliated public float of at least 15% of the aggregate capital commitments received prior to the date of such initial public offering (a “Qualified IPO”), NFIC (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) shall use its best efforts to wind down and/or liquidate and dissolve.

Considering the expectation that TCG BDC will seek to consummate a Qualified IPO, the Board of Directors of NFIC and its executive officers have been reviewing and considering the potential options for the liquidation and dissolution of NFIC.

On March 20, 2017, the Investment Adviser discussed with the Board of NFIC its investigation of alternatives to date, and its belief that, subject to further due diligence, a transaction such as the Merger may be in the best interests of both NFIC and TCG BDC and their respective stockholders.

On May 3, 2017, the boards of directors of both NFIC and TCG BDC (the composition of which is identical) (for purposes of this section, each, a “Board” and collectively, the “Boards”) held a joint telephonic meeting attended by the Investment Adviser and Sullivan & Cromwell at the invitation of the Boards. Prior to the meeting, the Board members had received copies of (i) the draft Agreement, (ii) the draft Board resolutions, (iii) a summary of the terms of the draft Agreement and related documents, (iv) presentation materials prepared by Sullivan & Cromwell regarding the Board members’ fiduciary duties and factors to be considered in connection with Rule 17a-8 under the Investment Company Act, and (v) presentation materials prepared by the Investment Adviser regarding, among other things, its financial analysis. The Independent Directors reviewed the foregoing information with Sullivan & Cromwell and with management, reviewed with Sullivan & Cromwell applicable law and their duties in considering such matters and met with Sullivan & Cromwell in private sessions without management present. Following these presentations and extensive discussions, the Boards, including the Independent Directors, determined that the Merger would be in the best interests of each of NFIC and TCG BDC, and that the interest of their respective existing stockholders would not be diluted as a result of the Merger. NFIC’s Board further resolved to recommend the approval of the Agreement by NFIC’s stockholders.

Later on May 3, 2017, the Agreement was executed and delivered by each party thereto. On May         , 2017, each Party filed with the SEC a Current Report on form 8-K reporting the signing of the Agreement.

Reasons for the Merger

Based on the considerations below, the Board of NFIC, including the Independent Directors, has determined that the Merger would be in the best interests of NFIC and that the interests of the existing stockholders of NFIC would not be diluted as a result of the Merger. In reaching its determination, NFIC’s Board considered a number of principal factors, including the following:

•	the compatibility of the investment objectives of NFIC and TCG BDC;

•	consistency of portfolio management;

•	the effect on fees;

•	the anticipated tax consequences of the Merger;

•	the expected costs of the Merger and the allocation thereof;

•	the terms of the Merger and whether the Merger would dilute the interests of stockholders of NFIC;

•	the effect of the Merger on the rights of NFIC stockholders;

•	any potential benefits to the Investment Adviser and its affiliates as a result of the Merger; and

•	the costs and benefits of potential alternatives to the Merger.

Compatibility of Investment Objectives, Policies and Related Risks. Based on the information presented, NFIC’s Board noted that the investment objectives and risks of NFIC and TCG BDC are substantially similar, although there are some differences. NFIC and TCG BDC are both closed-end, non-diversified management investment companies. Both have elected to be regulated as BDCs under the Investment Company Act and qualify as RICs for U.S. federal income tax purposes. NFIC’s investment objective, like TCG BDC’s, is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, defined as companies with approximately $10 million to $100 million of EBITDA, which in many cases are owned by private equity firms. Each of NFIC and TCG BDC pursues this investment objective by investing primarily in first lien senior secured loans and second lien senior secured loans. The Board noted that there is significant overlap in the current investment portfolios of NFIC and TCG BDC, and considered that similarities between the two Parties’ investment mandates and the overlap in their existing portfolios will facilitate the integration of NFIC’s assets into TCG BDC’s portfolio following the Merger and minimize integration cost. The Board also considered certain differences in the investment objectives of NFIC and TCG BDC. While both Parties invest primarily in first lien senior secured term loans, TCG BDC’s investment objective is broader in that it provides greater flexibility to invest in second lien loans and high-yield securities, and TCG BDC currently holds a higher percentage of its assets in the form of second lien loans and other securities. The Board considered the relative performance of NFIC and TCG BDC and the factors that may affect the future performance of TCG BDC after the completion of the Merger.

Consistency of Portfolio Management. NFIC’s Board noted that both NFIC and TCG BDC have the same investment adviser. NFIC’s Board recognized that stockholders of NFIC, to the extent they receive shares of TCG BDC’s common stock in the Merger, will remain invested in a closed-end management investment company that will have the same investment adviser and similar investment objectives.

Effect on Fees. NFIC’s Board considered the fees of each of NFIC and TCG BDC, including the pro forma fees of TCG BDC following the Merger and following a Qualified IPO. NFIC’s Board recognized that TCG BDC is subject to a significantly higher base management fee rate than NFIC, that such higher rate will continue to apply to TCG BDC post-Merger, and that it will increase further after a Qualified IPO. In addition, unlike NFIC, TCG BDC pays an incentive fee on investment income and capital gains. The Board considered that the expense ratio of TCG BDC on a pro forma basis exceeds that of NFIC. However, NFIC’s Board also noted that under the terms of the Agreement, each NFIC stockholder has the option to receive up to 95% of his or her consideration in cash in lieu of shares of TCG BDC’s stock.

Anticipated Tax Consequences of the Merger. NFIC’s Board considered that the Merger is expected to result in the recognition of capital gain or loss for U.S. federal income tax purposes by the NFIC stockholders. The Board also considered that (i) no gain or loss is expected to be recognized by NFIC, provided that it makes a liquidating distribution to its stockholders (as is contemplated by the Agreement) and otherwise continues to satisfy certain requirements and (ii) TCG BDC will obtain a fair market value basis in the NFIC assets it receives in the Merger. The Board also considered the impact of the Merger on any estimated capital loss carryforwards of the Parties and applicable limitations of federal income tax rules.

Expected Costs of the Merger. NFIC’s Board considered the terms and conditions of the Agreement, including the estimated costs of $786,000 associated with the Merger and the allocation of such costs between the Parties and the Investment Adviser. NFIC’s Board noted that 50% of the costs of the Merger will be allocated to the Investment Adviser, whereas the remainder will be allocated between the Parties pro rata based on their relative net assets as of the Valuation Time.

Terms of the Merger and Impact on Stockholders. The terms of the Merger are intended to avoid dilution of the interests with respect to net asset value of the existing stockholders of NFIC. In this regard, NFIC’s Board considered that each holder of common stock of NFIC will receive (i) all Acquisition Shares or (ii) a mixture of cash and Acquisition Shares (in each case, taking into account any fractional shares to which the stockholder would be entitled), in accordance with such stockholder’s Election, equal in net asset value as of the Valuation Time to the aggregate per share net asset value of that stockholder’s NFIC common stock held as of the Valuation Time.

Effect on Stockholder Rights. NFIC’s Board considered that each of NFIC and TCG BDC is organized as a Maryland corporation, and that as such, there will be no change to NFIC shareholders’ rights under state statutory law as a result of the Merger (to the extent the shareholders receive shares of TCG BDC common stock rather than cash). In addition, the Board considered that the rights of the stockholders of NFIC and TCG BDC under their respective governing documents are substantially identical.

Potential Benefits to the Investment Adviser and its Affiliates. NFIC’s Board recognized that the Merger may result in some benefits and economies for the Investment Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of NFIC as a separate fund. The Merger would also end certain investment allocation issues that currently arise from time to time since Credit Fund, a joint venture of TCG BDC, may co-invest with TCG BDC but not with NFIC. In addition, the Board considered that the base management fee rate applicable to TCG BDC is significantly higher than that applicable to NFIC and would increase after a Qualified IPO, and that TCG BDC is required to pay an incentive fee whereas NFIC is not, and that as a result the increase in TCG BDC’s assets under management resulting from the Merger may result in an increase in advisory fees paid to the Investment Adviser. The Board also noted that the Merger may facilitate the execution of a Qualified IPO.

Alternatives to the Merger. NFIC’s Board recognized that pursuant to the subscription agreement with its stockholders, NFIC must use its best efforts to wind down and/or liquidate and dissolve after August 6, 2018 or, if earlier, if TCG BDC completes a Qualified IPO. Considering the expectation that TCG BDC will seek to consummate a Qualified IPO, the Board considered the potential impact on NFIC and its stockholders if NFIC is required to wind down, including increased expense ratio and the related potential reductions in NFIC’s dividend yield as NFIC’s asset base diminishes. The Board considered that the Merger would ensure the sale of NFIC in a short timeframe so that the NFIC stockholders will receive payment for their NFIC common stock promptly as opposed to waiting for the liquidation over time of an illiquid portfolio, and would avoid certain costs that would result from a protracted wind-down process (such as a sale of NFIC to a third party or the piecemeal sale of its assets).

Conclusion. NFIC’s Board, including the Independent Directors, approved the Agreement and the Merger, concluding that the Merger is in the best interests of NFIC and that the interests of existing stockholders of NFIC will not be diluted as a result of the Merger.

The foregoing discussion of the information and factors considered by the Board and the Independent Directors is not exhaustive, but is intended to reflect the material factors considered by the Board and the Independent Directors in their consideration of the Merger. In addition, individual members of the Board may have given different weights to different factors.

Recommendation of the Board and the Independent Directors of NFIC

After careful consideration, NFIC’s Board and its Independent Directors determined that the Agreement is in the best interests of NFIC, and the interests of the NFIC stockholders will not be diluted as a result of the

Merger. Thus, NFIC’s Board and its Independent Directors approved the Agreement, and recommend that the NFIC stockholders vote “FOR” the proposal to approve the Agreement.

Required Vote

The approval of the Agreement requires the affirmative vote of a majority of the Company’s outstanding common stock entitled to vote, in person or by proxy. Therefore, “abstain” votes and broker non-votes, if any, will have the same effect as a vote “AGAINST” the approval of the Agreement.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AGREEMENT.

THE MERGER

Overview

If NFIC stockholders approve the Agreement at the Meeting, then pursuant to the Agreement, at the effective time, subject to the satisfaction of specified closing conditions, NFIC will merge with and into TCG BDC with TCG BDC as the surviving entity in the Merger. NFIC will cease to exist as a separate corporation following the Merger. In the Merger, each outstanding share of NFIC common stock will be converted into the right to receive a mixture of cash and Acquisition Shares, in accordance with the Elections (at least 5% of the Merger Consideration received by each NFIC stockholder must be in the form of Acquisition Shares).

If the Merger is consummated, all the assets and liabilities of NFIC immediately before the Merger will become assets and liabilities of TCG BDC, as the surviving entity, immediately after the Merger, and NFIC’s wholly-owned subsidiary, NF SPV LLC, will become a direct wholly-owned subsidiary of TCG BDC after the Merger.

The distribution of the Acquisition Shares to each NFIC stockholder will be subject to such stockholder’s properly completing, duly executing and submitting the Election Form to the Investment Adviser, which includes, among other things, (a) an acknowledgement that (i) the Acquisition Shares to be received by such stockholder will not be registered under the Securities Act and are “restricted” shares for purposes of the Securities Act, and (ii) such NFIC stockholder is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act, and (b) an agreement that, in respect of such Acquisition Shares, such stockholder is subject to the restrictions of, and entitled to the benefits of, the Existing Subscription Agreement between such stockholder and TCG BDC.

Financing

TCG BDC intends to finance the Merger through the cash raised from a combination of capital calls under its subscription agreements with its stockholders and borrowing from the TCG BDC Facilities (as defined below) that is to be determined.

Regulatory and Other Governmental Approvals

No regulatory or other governmental approval is required for completion of the Merger.

Interests of Certain Persons in the Merger

In considering the recommendation of the Board and the Independent Directors of NFIC that you vote to approve the Agreement, you should be aware that some of NFIC’s directors and executive officers have interests in the Merger that may be different from, or in addition to, those of NFIC’s stockholders generally.

Each person serving as a director or executive officer of NFIC also serves in the same capacity at TCG BDC. This could create various conflicts. For example, in determining the valuation of the securities involved in the Merger, the NFIC directors, who might otherwise demand the highest price possible, may instead compromise on paying a lower price because they also are directors of TCG BDC, who have an interest in getting the lowest price possible. In addition, the following members of the board of directors: (a) Michael A. Hart; (b) Eliot P.S. Merrill; and (c) Nigel D.T. Andrews (an Independent Director) beneficially own shares of TCG BDC’s common stock (collectively, less than 0.1% of TCG BDC) and could therefore benefit from TCG BDC paying a lower price for NFIC’s assets through their respective shareholding in TCG BDC. These conflicts, however, are mitigated by having an independent evaluator review the valuation of a portion of the debt securities of NFIC and TCG BDC for which market quotations are not readily available (including all such securities rated 4 through 6 by the Investment Adviser under the Internal Risk Ratings system of the Investment Adviser).

There are currently no outstanding stock options, warrants, benefits, severance payments or other payments due to any of the directors and executive officers of NFIC under any employment or retention agreement(s) which could constitute a basis for them to have a special interest in the Merger.

Interests of the Investment Adviser in the Merger

The Investment Adviser, CGMSIM, has financial interests in the Merger that may be different from, or in addition to, those of NFIC’s stockholders generally.

The Investment Adviser serves as the investment adviser for both NFIC and TCG BDC. For NFIC, the Investment Adviser’s management fee is calculated at an annual rate of 0.25% of the average value of the gross assets of NFIC at the end of the two most recently completed fiscal quarters (subject to certain adjustments).

For TCG BDC, the fees of the Investment Adviser consist of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.50% of the average daily gross assets of TCG BDC (subject to certain adjustments). The Investment Adviser has contractually waived one-third (0.50%) of the base management fee prior to a Qualified IPO. The fee waiver will terminate if and when a Qualified IPO has been consummated.

TCG BDC’s gross assets will increase as a result of the Merger. Combined with a higher fee rate paid by TCG BDC (which will increase after a Qualified IPO as noted above), the dollar amount of the Investment Adviser’s management fees from TCG BDC after the completion of the Merger would be higher than its management fees from TCG BDC and NFIC combined before the Merger. In addition, unlike NFIC, TCG BDC pays an incentive fee on investment income and capital gains. Such incentive fee payable by TCG BDC to CGMSIM may be positively impacted as a result of the Merger. However, this conflict is mitigated by the Election feature under the Agreement, which allows NFIC stockholders to receive up to 95% of their consideration in cash in lieu of Acquisition Shares. See the section entitled “Comparative Information—Comparative Fees Information.”

Furthermore, the Merger would also benefit the Investment Adviser through the realization of certain administrative efficiencies since the Investment Adviser, after the completion of the Merger, would only be advising TCG BDC rather than both TCG BDC and NFIC (which are investing in generally similar securities). The Merger would also end certain investment allocation issues that currently arise from time to time since Credit Fund, a joint venture of TCG BDC, may co-invest with TCG BDC but not with NFIC. Finally, to the extent that the stockholders of NFIC elect to receive cash and invest that cash in other funds managed by the Investment Adviser, there would be additional benefits to the Investment Adviser.

NFIC’s Board and Independent Directors were aware of such potential conflict of interest and considered it, among other matters, in evaluating and negotiating the Agreement and the Merger and in reaching its decision to approve the Agreement and the Merger and to recommend that NFIC stockholders vote in favor of approving the Agreement, which provides for the Merger.

Material U.S. Federal Income Tax Consequences of the Merger

The following is a general discussion of the principal U.S. federal income tax consequences of the Merger. The following discussion is based on the Internal Revenue Code, as amended (the “Code”), the U.S. Treasury regulations promulgated thereunder, and judicial and administrative authorities, rulings and decisions, all as in effect as of the date of this offer to exchange. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address the 3.8% Medicare tax, any state or local tax consequences, nor does it address any U.S. federal tax considerations other than those pertaining to the U.S. federal income tax.

The discussion below of the U.S. federal income tax consequences of the Merger to holders of NFIC common stock applies to you only if you are a U.S. holder (as defined below) of NFIC common stock that

(i) hold NFIC common stock and will hold Acquisition Shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. holders in light of their particular circumstances and does not apply to holders subject to special treatment under the U.S. federal income tax laws, such as:

•	dealers or brokers in securities, commodities or foreign currencies;

•	traders in securities that elect to apply a mark-to-market method of accounting;

•	banks and certain other financial institutions;

•	insurance companies;

•	mutual funds;

•	tax-exempt organizations;

•	holders liable for the alternative minimum tax;

•	partnerships or other pass-through entities or investors in partnerships or such other pass-through entities;

•	RICs;

•	real estate investment trusts;

•	former citizens or residents of the United States;

•	U.S. expatriates;

•	holders whose functional currency is not the U.S. dollar;

•	holders who hold common stock of TCG BDC or NFIC as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment;

•	a person who owns or has owned directly, indirectly or constructively, 10% or more of the voting stock of TCG BDC prior to the Merger; and

•	a person who holds or received common stock of NFIC pursuant to the exercise of any employee stock option or otherwise as compensation.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of NFIC common stock that is a citizen or individual resident of the United States; a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia; a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more U.S. persons, within the meaning of Section 7701(a)(3)) of the Code, who have the authority to control all substantial decisions of the trust, or (B) that otherwise has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source.

If an entity treated as a partnership for U.S. federal income tax purposes holds NFIC common stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Each such partner having an interest in NFIC common stock is urged to consult its own tax advisor.

The following is a summary of the most likely tax treatment and tax consequences of the proposed Merger. No ruling will be requested from the Internal Revenue Service as to the U.S. federal income tax consequences of the Merger or any related transaction. The Internal Revenue Service could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Merger to you, including the applicability and effect of any state, local, or foreign laws, and the effect of possible changes in applicable tax laws.

Since its formation, each of NFIC and TCG BDC believes it has qualified as a separate RIC under the Code. Accordingly, each of NFIC and TCG BDC believes that it has been, and expects to continue to be, relieved of federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders. To the extent that NFIC has undistributed net investment income or undistributed net capital gains, NFIC would be required to declare a distribution, which, together with all previous dividends, has the effect of distributing to its stockholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date (such dividend(s), the “RIC Dividends”). In such case, you would be required to include such RIC Dividends in income.

It is expected that the Merger will be a taxable transaction for U.S. federal income tax purposes. Assuming that is the case, the Merger would have the following U.S. federal income tax consequences:

•	NFIC will be treated as disposing of all of its assets in a taxable transaction, followed by a liquidating distribution to its shareholders, thereby satisfying NFIC’s obligation to distribute to its stockholders all net ordinary income and capital gains. Therefore, NFIC will generally be exempt from corporate-level U.S. federal income taxes on any such income or gain resulting from the Merger.

•	TCG BDC will be treated as acquiring all of NFIC’s assets in a taxable transaction. Thus, TCG BDC will obtain a fair market value basis in the NFIC assets it acquires in the Merger, its holding period in such assets will begin on the day such assets are acquired, and no other tax attributes will carry over from NFIC’s holding of such assets.

•	The exchange of your NFIC common stock for Acquisition Shares and, if so elected, cash as part of this Merger, would be treated as if you had sold your NFIC common stock in exchange for the Acquisition Shares and, if so elected, cash. Accordingly, (i) you would generally recognize gain or loss on the receipt of Acquisition Shares and, if so elected, cash in exchange for your NFIC common stock; (ii) your aggregate tax basis in the Acquisition Shares received pursuant to the Merger will be equal to the fair market value of the Acquisition Shares you received on the date your NFIC common stock is exchanged pursuant to the Merger; and (iii) your holding period for the Acquisition Shares would begin on the day following the day your NFIC common stock is exchanged pursuant to the Merger.

•	No gain or loss would be recognized by NFIC, provided that NFIC continues to satisfy the requirements to be treated as a regulated investment company and pays the RIC Dividends to its shareholders (as is contemplated by the Agreement).

•	TCG BDC will obtain a fair market value basis in the NFIC assets it acquires in the Merger.

THE AGREEMENT

The following summary describes certain material provisions of the Agreement, and is qualified in its entirety by reference to the Agreement, the form of which is attached to this Proxy Statement/Private Placement Memorandum as Annex A. This summary does not purport to be complete and may not contain all of the information about the Agreement that may be important to you. We encourage you to read the Agreement carefully and in its entirety, as it is the legal document governing the Merger.

The Agreement is included in this Proxy Statement/Private Placement Memorandum to provide you with information regarding its terms and is not intended to provide any factual information about NFIC, TCG BDC or any of their respective subsidiaries or affiliates. Such information can be found elsewhere in this Proxy Statement/Private Placement Memorandum or in the public filings NFIC and TCG BDC make with the SEC, as described in the section entitled “Where You Can Find More Information.” The representations, warranties, covenants and agreements contained in the Agreement have been made solely for the purposes of the Agreement and as of specific dates and solely for the benefit of Parties to the Agreement and:

•	are not intended as statements of fact, but rather as a way of allocating the risk between the Parties in the event the statements therein prove to be inaccurate;

•	in many cases are subject to important qualifications and limitations, including certain confidential disclosures that were made between the Parties in connection with the negotiation of the Agreement, which disclosures are not reflected in the Agreement itself;

•	may only be true as of a given date; and

•	may apply standards of materiality in a way that is different from what may be viewed as material by you or other stockholders.

Accordingly, you should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of NFIC, TCG BDC or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in NFIC or TCG BDC’s public disclosures. Accordingly, the representations and warranties and other provisions of the Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this Proxy Statement/Private Placement Memorandum (including the annexes attached hereto). See the section entitled “Where You Can Find More Information.”

Effects of the Merger

The Agreement provides for the Merger of NFIC with and into TCG BDC. TCG BDC will be the surviving entity in the Merger and will succeed to and assume all of the rights and obligations of NFIC. If the proposed Merger is consummated, NFIC will cease to exist as a separate corporation, and each share of NFIC common stock will be converted into the right to receive the corresponding Merger Consideration consisting of a mixture of cash and Acquisition Shares, in accordance with the Elections of the NFIC stockholders (under which at least 5% of the Merger Consideration received by each NFIC stockholder must be in the form of Acquisition Shares). In accordance with the Maryland General Corporation Law, the Agreement provides that the maximum number of Acquisition Shares that may be issued is 20% of the outstanding shares of TCG BDC common stock immediately prior to the effective time. In light of the relative aggregate net asset values of the Parties, this limit will not impact the elections of NFIC stockholders. The net asset value of the Merger Consideration each NFIC stockholder is entitled to under the Agreement will be equal to the net asset value of such NFIC stockholder’s shares of common stock of NFIC, in each case valued in accordance with the procedures described below under the section entitled “—Valuation of Assets and Liabilities.” The process for the NFIC stockholders to make their respective Elections is described in more detail below under the section entitled “—Election Procedure.”

The distribution of the Acquisition Shares to each NFIC stockholder will be subject to such stockholder’s properly completing, duly executing and submitting the Election Form to the Investment Adviser, which includes, among other things, (a) an acknowledgement that (i) the Acquisition Shares to be received by such stockholder will not be registered under the Securities Act and are “restricted” shares for purposes of the Securities Act, and (ii) such NFIC stockholder is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act, and (b) an agreement that, in respect of such Acquisition Shares, such stockholder is subject to the restrictions of, and entitled to the benefits of, the Existing Subscription Agreement. NFIC stockholders will receive fractional shares, if applicable, to the second decimal place.

As a result of the Merger, the separate corporate existence of NFIC will cease to exist, and each stockholder of NFIC would receive such stockholder’s Individual Consideration in the form of (i) all Acquisition Shares or (ii) a mixture of cash and Acquisition Shares, in accordance with such stockholder’s Election. TCG BDC will continue to operate after the Merger as a registered closed-end management investment company elected to be treated as a BDC under the Investment Company Act, with the investment objectives and policies described in this Proxy Statement/Private Placement Memorandum.

Election Procedure

The transfer agent, State Street, will handle issuance of the Acquisition Shares to NFIC’s stockholders pursuant to the Agreement, based on the respective Elections of the NFIC stockholders.

The Election Form that accompanies this Proxy Statement/Private Placement Memorandum advises you, as a holder of record of NFIC common stock, of the procedure for exercising your right to make an election under the Agreement.

Each Election Form shall permit an NFIC stockholder to elect the percentage of the Merger Consideration such stockholder wishes to receive in the form of cash (such percentage, the “Cash Election Percentage”) with respect to all the shares of NFIC common stock held by such stockholder. The Cash Election Percentage elected by an NFIC stockholder shall not exceed 95% (any Cash Election Percentage exceeding 95% will be deemed to be 95%). For the avoidance of doubt, a stockholder’s Merger Consideration does not include the RIC Dividends such stockholder is entitled to receive under the Agreement, as described in more detail below under the section entitled “—Dividends Distribution.”

To be effective, an Election Form must be properly completed pursuant to its instructions, signed and received by the Investment Adviser by 5:00 p.m. Eastern Time on the business day immediately before the date of the Annual Meeting, or such other date and time as the Parties may agree upon, which is referred to as the “Election Deadline.”

Any NFIC stockholder from which the Investment Adviser has not received an effective Election Form on or before the Election Deadline will be deemed to have elected 95% as his, her or its Cash Election Percentage.

Any Election Form may be revoked or changed by the NFIC stockholder submitting such Election Form, by written notice received by the Investment Adviser prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, such NFIC stockholder will thereafter be deemed to have elected 95% as his, her or its Cash Election Percentage, except to the extent a subsequent Election (if any) is properly made with respect to such NFIC stockholder’s Merger Consideration.

Subject to the terms of the Agreement and the Election Form, the Investment Adviser has reasonable discretion to determine in good faith whether any Election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms. None of NFIC, TCG BDC or the Investment Adviser has the obligation to notify any NFIC stockholder of any defect in an Election Form.

Each NFIC stockholder is an existing stockholder of TCG BDC, and is bound by the Existing Subscription Agreement. The Election Form includes, among other things, (a) an acknowledgement that (i) the Acquisition Shares to be received by such stockholder will not be registered under the Securities Act and are “restricted” shares for purposes of the Securities Act, and (ii) such NFIC stockholder is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act, and (b) an agreement that, in respect of such Acquisition Shares, such stockholder is subject to the restrictions of, and entitled to the benefits of, the Existing Subscription Agreement. By properly completing the Election Form, signing it and submitting it to the Investment Adviser, each NFIC stockholder will be making such acknowledgment and agreement.

Valuation of Assets and Liabilities

If the Merger is approved and the other closing conditions are satisfied or waived, the value of the net assets of NFIC will be the value of its assets, less its liabilities, computed as of the Valuation Time, which is the business day immediately prior to the Closing Date or such other time as may be mutually agreed upon by the parties. The net asset value per share of NFIC common stock will be the net asset value of NFIC divided by the number of shares of NFIC common stock outstanding immediately before the Closing.

The value of NFIC’s assets shall be determined by using NFIC’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Parties. The value of the Acquisition Shares shall be determined by using TCG BDC’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Parties. The valuation procedures of NFIC and TCG BDC are identical. The valuation of a portion of the debt securities held by the Parties for which market quotations are not readily available (including all such securities rated 4 through 6 by the Investment Adviser under the Internal Risk Ratings system of the Investment Adviser) will be reviewed by the Parties’ independent valuation expert, Lincoln International, or such other independent evaluator as the Parties may agree upon.

Dividends Distribution

Under the terms of the Agreement, if NFIC has undistributed net investment income or undistributed net capital gains, it is required to declare the RIC Dividends, which, together with all previous dividends, has the effect of distributing to its stockholders all undistributed net investment income and undistributed realized net capital gains (after reduction by any available capital loss carryforwards) for all taxable periods ending on or before the Closing Date. Undistributed net investment income represents net earnings from NFIC’s investment portfolio that over time have not been distributed to stockholders. The RIC Dividends shall be distributed to the NFIC stockholder prior to Closing.

Completion of the Merger

The Closing Date is expected to be June 7, 2017, or other such date as the Parties may agree.

The Closing of the Merger is subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. See the section entitled “—Conditions to the Merger” below. In order for the Merger to occur, the approval of the stockholders of a majority of NFIC’s outstanding common stock must be obtained, and certain other closing conditions must also be satisfied or waived. Because the closing of the Merger is contingent upon NFIC obtaining such stockholder approval and each party satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Merger will not occur, even if the stockholders of NFIC approve the Agreement.

Representations and Warranties

The Agreement contains representations and warranties made by TCG BDC to NFIC, and representations and warranties made by NFIC to TCG BDC. These representations and warranties are subject to important limitations and qualifications agreed to by the Parties in connection with negotiating the terms of the Agreement. In addition, certain representations and warranties were made as of a specified date, may be subject to contractual standards of materiality different from those generally applicable to public disclosures to stockholders, or may have been used for the purpose of allocating risk among the Parties rather than establishing matters of fact. For the foregoing reasons, you should not read the representations and warranties given by the Parties in the Agreement or any description thereof as characterizations of the actual state of facts or condition of TCG BDC or NFIC.

The representations and warranties relate to, among other things:

•	corporate organization, good standing and qualification to do business;

•	“business development company” status under the Investment Company Act;

•	the absence of violations of each party’s governing documents or certain agreements as a result of entering into the Agreement;

•	the absence of litigation, administrative proceeding or investigation;

•	the absence of undisclosed liabilities;

•	the absence of certain changes or events since December 31, 2016;

•	tax matters;

•	each party’s capitalization;

•	each party’s corporate power and authority to enter into the Agreement and to consummate the transactions contemplated thereby;

•	NFIC’s valid title to its assets;

•	enforceability of the Agreement;

•	due issuance and authorization of Acquisition Shares;

•	accuracy of information provided; and

•	the absence of undisclosed brokers’ fees.

Many of the representations and warranties are qualified by a materiality standard.

The representations and warranties of each party to the Agreement will expire upon the consummation of the transactions contemplated under the Agreement.

Conduct of Business by NFIC and TCG BDC Pending the Merger

Subject to the terms of the Agreement (including the declaration by NFIC of the RIC Dividends, if any), each party will operate its business in the ordinary course from the date of the Agreement through the Closing, including the payment of customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

Stockholder Approval

Pursuant to the Agreement, NFIC has agreed to use its reasonable best efforts to take all appropriate action necessary to obtain the stockholder approval of the Agreement.

Regulatory Approval

No regulatory or other governmental approval is required for the completion of the Merger.

Other Covenants and Agreements

The Agreement contains other customary covenants and agreements, including:

•	a covenant by NFIC to assist TCG BDC in obtaining such information as it reasonably requests concerning the beneficial ownership of NFIC’s common stock;

•	a covenant by each party to cooperate in the preparation of this Proxy Statement/Private Placement Memorandum; and

•	a covenant by each party to take actions reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Agreement.

Conditions to the Merger

Conditions to Each Party’s Obligation. Each party’s obligation to consummate the transactions contemplated by the Agreement is subject to the satisfaction or waiver of the following conditions:

•	the Agreement shall have been approved by the stockholders of a majority of the outstanding stock of NFIC;

•	the absence of any injunctions, proceedings and investigations seeking to restrain or prohibit, or obtain damages or other relief in connection with, the Agreement or the Merger;

•	all governmental approvals or filings required for the consummation of the Merger shall have been obtained or made, if any;

•	the RIC Dividends shall have been declared prior to the Valuation Time;

•	NFIC shall have provided TCG BDC a list of all of its portfolio securities and investments;

•	NFIC shall have endeavored to discharge all of its known liabilities and obligations to the extent reasonably practical before the Valuation Time; and

•	each party shall have received an opinion from its legal counsel on certain matters, including, without limitation: (a) valid existence / incorporation; (b) business development company status; (c) no violation of fundamental documents; and (d) no approval being required (except those already obtained).

Conditions to TCG BDC’s Obligation. TCG BDC’s obligations to consummate the Merger are subject to the satisfaction of further conditions, including:

•	all representations and warranties of NFIC contained in the Agreement shall be true and correct in all material respects as of the date of the Agreement and as of the Closing and NFIC shall have complied with the covenants set forth in the Agreement in all material respects;

•	NFIC shall have delivered to TCG BDC a statement of NFIC’s assets and liabilities, together with a list of NFIC’s portfolio securities, as of the Closing, certified by an appropriate officer of NFIC; and

•	the RIC Dividends shall have been distributed to the NFIC stockholder prior to Closing.

Condition to NFIC’s Obligation. NFIC’s obligations to consummate the Merger are subject to the satisfaction of the following additional condition:

•	all representations and warranties of TCG BDC contained in the Agreement will be true and correct in all material respects as of the date of the Agreement and as of the Closing and TCG BDC shall have complied with the covenants set forth in the Agreement in all material respects.

Termination of the Agreement

The Parties may terminate the Agreement by mutual consent. In addition, either party may terminate the Agreement at any time before Closing if:

•	the non-terminating party breaches any representation or warranty or other provision of the Agreement, and such breach is not cured within 10 days of the breach and prior to the Closing;

•	any condition precedent to such party’s obligations to complete the Merger has not been met or waived and it reasonably appears that it will not or cannot be met; or

•	such party’s board of directors determines that the consummation of the Merger is not in the best interests of such party.

In the event that the Agreement is terminated in accordance with its terms, there will be no liability for damages on the part of TCG BDC or NFIC, except in the case of a party’s willful default of its obligations under the Agreement.

Fees and Expenses

The expenses incurred in connection with the Merger (whether or not the Merger is consummated), estimated to be approximately $786,000, will be allocated in the following manner: (i) 50% of such expenses will be allocated to the Investment Adviser, (ii) the remainder will be allocated between the Parties pro rata based on their relative net assets as of the Valuation Time. Each Party will have accrued such expenses as liabilities at or before the Valuation Time. Merger expenses include, without limitation: (a) expenses associated with the preparation, filing and mailing of this Proxy Statement/Private Placement Memorandum; (b) postage; (c) printing; (d) accounting and valuation fees; (e) legal fees incurred by each Party; (f) solicitation costs; and (g) other related administrative or operational costs.

Amendment or Waiver of the Agreement

The Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party as specifically authorized by each party’s board of directors. Following the Annual Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquisition Shares to be issued to NFIC’s stockholders to the detriment of such stockholders without their further approval.

COMPARATIVE INFORMATION

Comparison of NFIC and TCG BDC

General

Both NFIC and TCG BDC are Maryland corporations structured as externally managed, non-diversified closed-end investment companies. Both Parties have filed their respective elections to be regulated as a BDC under the Investment Company Act and have elected to be treated, and intend to continue to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code.

Set forth below is certain comparative information about the organization, capitalization and operation of each Party.

Organization
	Organization Date	State of Organization	Entity Type
TCG BDC	February 8, 2012	Maryland	Corporation
NFIC	November 1, 2012	Maryland	Corporation

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting
TCG BDC	200,000,000	41,713,287	$0.01	None	None
NFIC	200,000,000	8,156,316	$0.01	None	None

(1)	As of May 3, 2017.

Capitalization

The following table sets forth the capitalization of NFIC and TCG BDC, in each case, as of December 31, 2016, and the pro forma combined capitalization of TCG BDC as if the Merger had occurred on that date.

(dollar amounts in thousands, except per share data)	TCG BDC	NFIC	Adjustments	TCG BDC Pro-Forma
Net Assets	$764,137	$155,546	$(11,927)	$907,756
Shares Outstanding	41,702,318	8,156,316	(295,424)	49,563,210
Net Asset Value Per Share	$18.32	$19.07	—	$18.32

These pro forma net assets adjustments amounts include an estimated $328 thousand and $65 thousand in Merger expenses incurred by TCG BDC and NFIC, respectively, on or before the closing of the Merger. The adjustments amounts also include the net change in cash, secured borrowings and net assets balances as a result of the Merger. The fair values used for valuing the portfolio of NFIC were derived using a consistent valuation methodology as used for valuing the fair value of TCG BDC’s portfolio. The change in the number of shares reflects the net result of the cancellation of NFIC’s existing shares and the issuance of additional shares by TCG BDC to NFIC stockholders as consideration for the Merger and to TCG BDC’s stockholders for capital calls to fund the Merger.

Investment Objectives and Policies

The Parties have very similar investment objectives: to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which both TCG BDC and NFIC define as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”). Each of TCG BDC and NFIC seeks to achieve its investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans

(collectively, “Middle Market Senior Loans”). The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms.

TCG BDC’s investment objective is broader than that of NFIC and provides greater flexibility to invest in second lien senior secured loans and high yield securities.

•	NFIC may only invest up to 10% of its total assets in second lien senior secured loans, whereas TCG BDC is not subject to such limitation.

•	In addition, NFIC may invest up to 10% of its total assets in high yield securities whose risk profile, as determined at the sole discretion of the Investment Adviser, is similar to or better than the risk profile of Middle Market Senior Loans. TCG BDC is not subject to such limitation. TCG BDC expects that, depending on market conditions, between 70% and 80% of the value of its assets will be invested in Middle Market Senior Loans, with the balance invested in higher-yielding investments (which may include unsecured debt, mezzanine debt and investments in equities).

Portfolio Composition

As of December 31, 2016, the fair value of NFIC’s investments was approximately $286.2 million in 80 portfolio companies. As of December 31, 2016, the fair value of TCG BDC’s investments was approximately $1,422.8 million in 86 portfolio companies/structured finance obligations/investment fund.

The type, geography and industry composition of investments—non-controlled/non-affiliated as a percentage of fair value of each Party as of December 31, 2016 was as follows:

	% of Fair Value
	TCG BDC	NFIC	Combined Pro-Forma
Type
First Lien Debt	80.09%	96.36%	82.82%
Second Lien Debt	12.08%	3.64%	10.67%
Structured Finance Obligator	0.37%	0.00%	0.31%
Equity Investments	0.46%	0.00%	0.38%
Investment Fund	7.00%	0.00%	5.83%

Total	100.00%	100.00%	100.00%

Country
Cayman Islands	0.37%	0.00%	0.31%
United Kingdom	1.47%	2.05%	1.57%
United States	98.16%	97.95%	98.12%

Total	100.00%	100.00%	100.00%

Industry
Aerospace & Defense	4.31%	4.24%	4.30%
Automotive	2.70%	4.81%	3.06%
Banking, Finance, Insurance & Real Estate	10.59%	8.98%	10.32%
Beverage, Food & Tobacco	1.08%	0.00%	0.90%
Business Services	9.97%	10.00%	9.97%
Capital Equipment	2.62%	3.93%	2.84%
Chemicals, Plastics & Rubber	1.39%	4.57%	1.92%
Construction & Building	1.67%	1.50%	1.64%
Consumer Services	5.62%	5.57%	5.61%
Containers, Packaging & Glass	3.35%	5.49%	3.71%
Durable Consumer Goods	1.40%	4.34%	1.89%

Energy: Electricity	2.59%	2.53%	2.57%
Energy: Oil & Gas	0.77%	1.07%	0.82%
Environmental Industries	2.90%	2.11%	2.77%
Forest Products & Paper	1.68%	1.39%	1.63%
Healthcare & Pharmaceuticals	11.36%	7.75%	10.75%
High Tech Industries	3.26%	8.45%	4.13%
Hotel, Gaming & Leisure	2.11%	1.67%	2.04%
Investment Fund	7.00%	0.00%	5.83%
Media: Advertising, Printing & Publishing	5.06%	4.19%	4.91%
Metals & Mining	0.72%	1.19%	0.80%
Non-durable Consumer Goods	2.06%	2.87%	2.20%
Retail	0.58%	1.65%	0.77%
Software	0.79%	0.44%	0.73%
Structured Finance	0.37%	0.00%	0.31%
Telecommunications	7.76%	5.69%	7.41%
Transportation: Cargo	2.41%	2.30%	2.39%
Transportation: Consumer	1.96%	1.47%	1.88%
Wholesale	1.92%	1.80%	1.90%

Total	100.00%	100.00%	100.00%

Leverage

Each Party may utilize the following forms of leverage up to the maximum amount permitted by the Investment Company Act: (1) issue debt securities or preferred stock and (2) borrow money from banks or other financial institutions. Currently, each Party employs financial leverage through bank borrowing, but does not have any debt securities or preferred stock outstanding.

Certain important ratios related to each Fund’s use of leverage for the last three fiscal years are set forth below:

TCG BDC	2016	2015	2014
Asset Coverage Ratio(1)	209.97%	212.70%	209.67%
Regulatory Leverage Ratio(2)	209.97%	212.70%	209.67%
Effective Leverage Ratio(3)	209.97%	212.70%	209.67%

NFIC	2016	2015	2014
Asset Coverage Ratio(1)	219.26%	211.27%	210.39%
Regulatory Leverage Ratio(2)	219.26%	211.27%	210.39%
Effective Leverage Ratio(3)	219.26%	211.27%	210.39%

(1)	A Party’s asset coverage ratio is defined under the Investment Company Act as the ratio that the value of the total assets of such Party, less all liabilities and indebtedness not represented by borrowings, preferred shares or senior securities representing indebtedness, if any, bears to the aggregate amount of borrowings, preferred shares and senior securities representing indebtedness issued by such Party, if any.
(2)	Regulatory leverage consists of preferred shares or debt issued by a Party. Both of these are part of a Party’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the Investment Company Act.
(3)	Effective leverage is a Party’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in such Party’s portfolio.

The timing, amount and terms of any leverage are determined by a Party’s board of directors, and may vary with prevailing market or economic conditions.

Distribution Policy

NFIC’s dividends and distributions, if any, are paid in cash to its stockholders. On the other hand, TCG BDC intends to make distributions in cash unless a stockholder elects to receive dividends and/or long-term capital gains distributions in additional shares of TCG BDC common stock, pursuant to TCG BDC’s dividend reinvestment plan. Under such plan, if the board of directors of TCG BDC authorizes, and TCG BDC declares a cash dividend or distribution, the stockholders who have elected to participate in the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of TCG BDC’s common stock, rather than receiving cash. Prior to a Qualified IPO, TCG BDC intends to use primarily newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by its board of directors. After a Qualified IPO, TCG BDC intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless TCG BDC instructs the plan administrator otherwise. Other aspects of the distribution policies of NFIC and TCG BDC are identical. See the section entitled “TCG BDC, Inc.—Market Price, Dividends and Distribution Information of TCG BDC—Distribution Policy” for a detailed description of TCG BDC’s distribution policy.

Directors and Officers

The Parties have the same directors and officers. The business and affairs of each Party are managed under the direction of its board of directors. Each Party’s board of directors currently consists of five members, three of whom are Independent Directors and two of whom are Interested Directors. Each Party’s board of directors elects officers, who serve at the discretion of such board of directors. The responsibilities of each Party’s board of directors include quarterly valuation of such Party’s assets, corporate governance activities, oversight of such Party’s financing arrangements and investment activities. The directors and officers of the Parties are identical.

Pursuant to the bylaws of the Parties, each Party’s board of directors is divided into three classes, each serving staggered three-year terms. TCG BDC’s board structure will remain in place following the closing of the Merger.

Investment Adviser

The Investment Adviser serves as the investment adviser for both Parties. The principal executive offices of the Investment Adviser are located at 520 Madison Avenue, 40th Floor, New York, NY 10022, with additional offices in Chicago and Los Angeles. The Investment Adviser is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

Comparative Fees Information

The base management fee payable by TCG BDC to the Investment Adviser under an investment advisory agreement between TCG BDC and the Investment Adviser (the “TCG BDC Investment Advisory Agreement”) is substantially higher than that payable by NFIC to the Investment Adviser under the NFIC Investment Advisory Agreement and will increase following a Qualified IPO. See the section entitled “Corporate Governance—Certain Relationships and Related Party Transactions—NFIC Investment Advisory Agreement” for a detailed description of the NFIC Investment Advisory Agreement; see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TCG BDC—Related Party Transactions—TCG BDC Investment Advisory Agreement” for a detailed description of the TCG BDC Investment Advisory Agreement.

The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of NFIC and TCG BDC bears directly or indirectly and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by TCG BDC in the first year following the Closing under the Agreement. Some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this Proxy Statement/Private Placement Memorandum contains a reference to fees or expenses paid or to be paid by “you,” “NFIC” or “TCG BDC,” stockholders will indirectly bear such fees or expenses as investors in NFIC or TCG BDC, as applicable.

Stockholder transaction expenses:	TCG BDC		NFIC		TCG BDC Pro-Forma
Sales load (as a percentage of offering price)	0	%(1)	0	%(1)	0	%(1)
Offering expenses (as a percentage of offering price)	0	%(2)	0	%(2)	0	%(2)
Dividend reinvestment plan expenses	0	%(3)	0	%(3)	0	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	0%		0%		0%

Estimated annual expenses (as a percentage of net assets attributable to common stock, unless otherwise noted):	TCG BDC	NFIC		TCG BDC Pro-Forma Estimated (pre-Qualified IPO)		TCG BDC Pro-Forma Estimated (post-Qualified IPO)
Management fees	1.85%(4)	0.46%	(4)	1.93%(4)		2.90%(4)
Incentive fees	2.23%(5)	0.00%		2.17%(5)		1.98%(5)
Other expenses (estimated)	3.61%(6)	3.41%	(6)	3.55%(6)	(8)	3.55%(6)	(8)
Total expenses (net of waiver before incentive fee)(7)	5.46%(6)	3.87%	(6)	5.48%(6)	(8)	6.45%(6)	(8)
Total expenses (net of waiver after incentive fee)(7)	7.69%(6)	3.87%	(6)	7.65%(6)	(8)	8.42%(6)	(8)

(1)	No underwriting discounts and commissions are charged with respect to shares sold in this offering because it is part of the Merger.
(2)	Amount reflects estimated offering expenses of approximately $0.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Management fees are based on average gross assets for the period adjusted for share issuances or repurchases, excluding any cash and cash equivalents and including assets acquired through the incurrence of debt. See sections entitled “Management’s Discussion And Analysis Of Financial Condition And Results Of Operations Of TCG BDC—Related Party Transactions—TCG BDC Investment Advisory Agreement” and “Corporate Governance—Certain Relationships and Related Party Transactions—NFIC Investment Advisory Agreement.”
(5)	The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management’s Discussion And Analysis Of Financial Condition And Results Of Operations Of TCG BDC—Related Party Transactions—TCG BDC Investment Advisory Agreement.”
(6)	Includes interest and credit facility expenses, administration expenses, including the fees payable to the administrator, outside legal counsel, directors, auditors, and other expenses incurred by the Parties. See sections entitled “Management’s Discussion And Analysis Of Financial Condition And Results Of Operations Of TCG BDC—Related Party Transactions—TCG BDC Administration Agreement” and “Corporate Governance—Certain Relationships and Related Party Transactions—NFIC Administration Agreement.”

(7)	The total expenses ratios represent all expenses, including management fees, incentive fees and other expenses, as a ratio to average net assets.
(8)	The other expenses ratio and total expenses ratios before and after incentive fees excludes the effect of any “one-time” expenses estimated to be incurred in connection with the Merger. It also excludes the effect of any cost savings of other expenses that management estimates will be saved as a result of the Merger.

Comparative Risk Information

Because (i) the Parties have very similar investment objectives and policies, (ii) both Parties are externally managed by the same Investment Adviser, have the same portfolio management team, and have elected to be regulated as BDCs under the Investment Company Act, (iii) both Parties have elected to be treated, and intend to continue to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code, and (iv) both Parties currently engage in leverage through bank borrowing, the Parties are subject to similar principal investment risks (although the Parties’ exposure to such risks may vary, with TCG BDC having potentially greater exposure than NFIC to riskier classes of assets as discussed above). See “Annex B: Risk Factors” for a discussion of the principal risks of investing in TCG BDC.

DESCRIPTION OF THE ACQUISITION SHARES TO BE ISSUED BY TCG BDC AND

COMPARISON OF STOCKHOLDER RIGHTS

The following description is based on relevant portions of the Maryland General Corporation Law (the “MGCL”) and on TCG BDC’s and NFIC’s charters and bylaws. This summary is not necessarily complete, and you are urged to refer to the MGCL and TCG BDC’s and NFIC’s charters and bylaws for a more detailed description of the provisions summarized below.

Stock

TCG BDC’s authorized stock consists of 200,000,000 shares, par value $0.01 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase TCG BDC’s stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, TCG BDC’s stockholders generally are not personally liable for TCG BDC’s debts or obligations. Under TCG BDC’s charter (the “TCG BDC Charter”), TCG BDC’s board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, the TCG BDC Charter provides that the board of directors, without any action by TCG BDC’s stockholders, may amend the TCG BDC Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that TCG BDC has authority to issue.

Common Stock

All shares of TCG BDC’s common stock (including the Acquisition Shares to be issued to the NFIC stockholders in connection with the Merger) have equal rights as to earnings, assets, voting and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of TCG BDC’s common stock if, as and when authorized by TCG BDC’s board of directors and declared by TCG BDC out of assets legally available therefor. Shares of TCG BDC’s common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

In the event of TCG BDC’s liquidation, dissolution or winding up, each share of TCG BDC’s common stock would be entitled to share ratably in all of TCG BDC’s assets that are legally available for distribution after TCG BDC pays all debts and other liabilities and subject to any preferential rights of holders of TCG BDC’s preferred stock, if any preferred stock is outstanding at such time.

Each share of TCG BDC’s common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of TCG BDC’s common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of TCG BDC’s directors, and holders of less than a majority of such shares will be unable to elect any director.

The following are TCG BDC’s outstanding classes of capital stock as of May 3, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by TCG BDC or for its Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	None	41,713,287

Preferred Stock

The TCG BDC Charter authorizes TCG BDC’s board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by TCG BDC’s existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by the TCG BDC Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of TCG BDC’s common stock or otherwise be in their best interest.

You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to TCG BDC’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of TCG BDC’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. TCG BDC believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions. However, TCG BDC does not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The TCG BDC Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

The TCG BDC Charter authorizes TCG BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the corporation or any individual who, while serving as its director or officer and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. TCG BDC’s bylaws obligate TCG BDC, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as its director or officer and at its request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding without requiring a preliminary determination of his or her ultimate entitlement to indemnification. The TCG BDC Charter and bylaws also permit TCG BDC to indemnify and advance expenses to any person who served a predecessor of TCG BDC in any of the capacities described above and any of TCG BDC’s employees or agents or any employees or agents of TCG BDC’s predecessor. In accordance with the Investment Company Act, TCG BDC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the TCG BDC Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

TCG BDC has entered into indemnification agreements with its directors and executive officers that will provide the maximum indemnification permitted under Maryland law and the Investment Company Act.

Certain Provisions of the MGCL and TCG BDC’s Charter and Bylaws

The MGCL, the TCG BDC Charter and TCG BDC’s bylaws contain provisions that could make it more difficult for a potential acquiror to acquire TCG BDC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of TCG BDC to negotiate first with its board of directors. TCG BDC believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

TCG BDC’s board of directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2017, 2018 and 2019, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of TCG BDC or removal of its incumbent management more difficult. TCG BDC believes, however, that the longer time required to elect a majority of its board of directors will help to ensure the continuity and stability of its management and policies.

Election of Directors

As permitted by the TCG BDC Charter, TCG BDC’s bylaws provide that a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director.

Pursuant to the TCG BDC Charter and bylaws, TCG BDC’s board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

The TCG BDC Charter provides that the number of directors will be increased or decreased only by the board of directors in accordance with TCG BDC’s bylaws. TCG BDC’s bylaws provide that a majority of TCG BDC’s board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve unless TCG BDC’s bylaws are amended in which case TCG BDC may have more than twelve directors but never less than one. The TCG BDC Charter provides that, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies, subject to any applicable requirements of the Investment Company Act.

The TCG BDC Charter provides that a director may be removed only for cause, as defined in the TCG BDC Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which the TCG BDC Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of TCG BDC’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

TCG BDC’s bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to TCG BDC’s notice of the meeting, (2) by the board of directors or (3) by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of TCG BDC’s bylaws. With respect to special meetings of stockholders, only the business specified in TCG BDC’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record both at the time of giving notice, as provided by the bylaws, and at the time of the special meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give TCG BDC advance notice of nominations and other business is to afford its board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by its board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although TCG BDC’s bylaws do not give TCG BDC’s board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to TCG BDC and its stockholders.

Calling of Special Meetings of Stockholders

TCG BDC’s bylaws provide that special meetings of stockholders may be called by a majority of TCG BDC’s board of directors, the Chairman of the Board and certain of TCG BDC’s officers. Additionally, TCG BDC’s bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, co-invest or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The TCG BDC Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The TCG BDC Charter also provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast: (i) certain charter amendments; (ii) any proposal for TCG BDC’s conversion, whether by merger or otherwise, from a closed-end company to an open-end company; (iii) any proposal for TCG BDC’s liquidation or dissolution; or (iv) any proposal regarding a merger, consolidation, share exchange or sale or exchange of all or substantially all of TCG BDC’s assets that the MGCL requires to be approved by TCG BDC’s stockholders. However, if such amendment or proposal is approved by a majority of TCG BDC’s continuing directors (in addition to approval by TCG BDC’s board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in the TCG BDC Charter as (1) TCG BDC’s current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of TCG BDC’s current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

The TCG BDC Charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of TCG BDC’s bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, the TCG BDC Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The MGCL, pursuant to the Control Shares Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in TCG BDC’s bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

TCG BDC’s bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of TCG BDC’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, TCG BDC will amend its bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in TCG BDC’s best interests and if the SEC staff does not object to TCG BDC’s determination that its being subject to the Control Share Act does not conflict with the Investment Company Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the Investment Company Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. TCG BDC’s board of directors has adopted a resolution that any business combination between TCG BDC and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons (as defined in the Investment Company Act). This resolution may be altered or repealed in whole or in part at any time; however, TCG BDC’s board of directors will adopt resolutions so as to make TCG BDC subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in TCG BDC’s best interests and if the SEC staff does not object to TCG BDC’s determination that its being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of TCG BDC and increase the difficulty of consummating any offer.

Conflict with Investment Company Act

TCG BDC’s bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if TCG BDC amends its bylaws to be subject to such Act) and the Business Combination Act, or any provision of the TCG BDC Charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

The TCG BDC Charter and bylaws provide that, to the fullest extent permitted by law, unless TCG BDC consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the TCG BDC Charter or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware, provided that to the extent the appropriate court located in the state of Delaware determines that it does not have jurisdiction over such action, then the sole and exclusive forum shall be any federal or state court located in the state of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

NFIC’s Capital Stock

NFIC’s authorized stock consists of 200,000,000 shares, par value $0.01 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase NFIC’s stock. No stock has been authorized for issuance under any equity compensation plans.

The following are NFIC’s outstanding classes of capital stock as of May 3, 2017:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by NFIC or for its Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	None	8,156,316

Comparison of Stockholder Rights

The charters and bylaws of NFIC and TCG BDC, respectively, are substantially identical, and each of NFIC and TCG BDC is organized as a Maryland corporation, thus the rights of the stockholders of NFIC and TCG BDC are identical under their respective governing documents and under statutory law.

TCG BDC, INC.

Description of Business

TCG BDC is an externally managed specialty finance company focused on lending to middle market companies. TCG BDC is managed by the Investment Adviser, a wholly owned subsidiary of The Carlyle Group L.P. TCG BDC has elected to be regulated as a BDC under the Investment Company Act. In addition, TCG BDC has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a RIC under the Code. Since TCG BDC commenced investment operations in May 2013 through December 31, 2016, TCG BDC has invested more than $2.2 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments.

TCG BDC generates revenues primarily in the form of interest income from the investments it holds. In addition, TCG BDC generates income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees.

In conducting its investment activities, TCG BDC believes that it benefits from the significant scale and resources of Carlyle, including the Investment Adviser and its affiliates. TCG BDC has operated its business as a BDC since it began its investment activities in May 2013.

Effective on March 15, 2017, TCG BDC changed its name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”

Formation Transactions

TCG BDC was formed in February 2012 as a Maryland corporation structured as an externally managed, non-diversified closed-end investment company. On May 2, 2013, TCG BDC elected to be regulated as a BDC under the Investment Company Act and commenced substantial investment operations upon the completion of its initial closing of equity capital commitments. In addition, for U.S. federal income tax purposes, TCG BDC has elected to be treated as a RIC under the Code commencing with its taxable year ended December 31, 2013. If TCG BDC has not consummated a Qualified IPO that results in the Qualified IPO by May 2, 2018, then its board of directors (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve TCG BDC.

The Investment Adviser

TCG BDC’s investment activities are managed by the Investment Adviser, which also serves as the investment adviser of NFIC. The principal executive offices of the Investment Adviser are located at 520 Madison Avenue, 40th Floor, New York, NY 10022, with additional offices in Chicago and Los Angeles. The Investment Adviser is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring TCG BDC’s investments and monitoring its investments on an ongoing basis.

The Investment Adviser is served by an origination, capital markets, underwriting and portfolio management team comprised of experienced investment professionals in CPC, which is Carlyle’s direct lending business unit that operates within the broader Carlyle Global Credit platform (which in turn operates within Carlyle’s GMS segment). TCG BDC’s investment approach is focused on long-term credit performance and principal preservation. The Investment Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over Carlyle’s 30-year history investing in private markets across multiple cycles, designed to achieve enhanced risk-adjusted returns.

The Investment Adviser’s seven person investment committee is responsible for reviewing and approving TCG BDC’s investment opportunities. The members of the investment committee have experience investing through different credit cycles. The investment committee is led by Michael A. Hart, Managing Director of Carlyle, Head of CPC, and TCG BDC’s Chief Executive Officer and also includes Jeffrey S. Levin, Managing Director of Carlyle and TCG BDC’s President.

The Investment Adviser also serves, and may serve in the future, as investment adviser to other current and future affiliated business development companies that have investment objectives similar to TCG BDC’s investment objectives.

Pursuant to a personnel agreement between the Investment Adviser and Carlyle Employee Co., an affiliate of the Investment Adviser, Carlyle Employee Co. provides the Investment Adviser with access to investment professionals that comprise the Investment Adviser’s investment team. As of May 3, 2017, the Investment Adviser’s investment team includes a team of 27 dedicated investment professionals. The seven members of the Investment Adviser’s investment committee have an average of 21 years of industry experience. In addition, the Investment Adviser and its investment team are supported by a team of finance, operations and administrative professionals currently employed by Carlyle Employee Co. and CELF, both wholly owned subsidiaries of Carlyle.

The Investment Adviser, its investment professionals, TCG BDC’s executive officers and directors, and other current and future principals of the Investment Adviser serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as TCG BDC does and/or investment funds, accounts and other similar arrangements advised by Carlyle. An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by the Investment Adviser or its affiliates may have overlapping investment objectives and strategies with TCG BDC’s and, accordingly, may invest in asset classes similar to those targeted by TCG BDC. As a result, the Investment Adviser and/or its affiliates may face conflicts of interest arising out of the investment advisory activities of the Investment Adviser and other operations of Carlyle. See the section entitled “—Allocation of Investment Opportunities and Potential Conflicts of Interest” and “Annex B: Risk Factors—Risks Related to TCG BDC’s Business and Structure—There are significant potential conflicts of interest, including the management of other investment funds and accounts by the Investment Adviser, which could impact TCG BDC’s investment returns” in this Proxy Statement/Private Placement Memorandum for more information.

Carlyle

The Investment Adviser is an affiliate of Carlyle. Carlyle is one of the world’s largest and most diversified multi-product global alternative asset management firms. Carlyle and its affiliates advise an array of specialized investment funds and other investment vehicles that invest across a range of industries, geographies, asset classes and investment strategies. Since its founding in Washington, D.C. in 1987, Carlyle has grown to become a leading global alternative asset manager with nearly $158 billion in assets under management (“AUM”) across 281 investment vehicles as of December 31, 2016.

Carlyle Global Credit is one of the largest integrated credit platforms in the industry with approximately $29 billion in AUM and nearly 150 employees with multiple offices, including New York, Chicago and Los Angeles, as of December 31, 2016. Carlyle Global Credit’s investment strategies include loans and structured credit, distressed credit, private credit (through CPC) and energy credit. CPC advises five funds, including TCG BDC and NFIC, totaling, in the aggregate, approximately $2.0 billion in AUM as of December 31, 2016.

Primary areas of focus for Carlyle’s Global Credit teams include:

•	Loans and Structured Credit. The structured credit funds invest primarily in performing senior secured bank loans through structured vehicles and other investment vehicles. As of December 31, 2016, Carlyle’s loan and structured credit team advised 44 structured credit funds and two carry funds in the United States, Europe and Asia totaling, in the aggregate, approximately $19.2 billion in AUM.

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Distressed Credit. The distressed credit funds generally invest in liquid and illiquid securities and obligations, including secured debt, senior and subordinated unsecured debt, convertible debt obligations, preferred stock and public and private equity of financially distressed companies in defensive and asset-rich industries. In certain investments, these funds may seek to restructure pre-reorganization debt claims into controlling positions in the equity of reorganized companies. As of December 31, 2016, Carlyle’s distressed credit team advised three funds totaling, in the aggregate, approximately $3.4 billion in AUM.

•	Private Credit. Carlyle’s private credit business includes Carlyle’s BDCs (including TCG BDC and NFIC), which invest primarily in middle market first-lien loans (which include unitranche, “first out” and “last out” loans) and second-lien loans of middle market companies, typically defined as companies with annual EBITDA ranging from $10 million to $100 million that lack access to the broadly syndicated loan and bond markets. As of December 31, 2016, Carlyle’s private credit investment team advised five funds consisting of two BDCs (TCG BDC and NFIC), a CLO and two corporate mezzanine funds that are past their investment period, totaling, in the aggregate, approximately $2.0 billion in AUM.

•	Energy Credit. Carlyle’s energy credit team invests primarily in privately-negotiated mezzanine debt investments in North American energy and power projects and companies. As of December 31, 2016, Carlyle’s energy credit team advised two funds with approximately $4.7 billion in AUM.

Strategic Relationships

TCG BDC has established two highly differentiated strategic relationships that expand its product offering and increase its scale, enhancing its investment opportunities and optimizing selectivity rates, as TCG BDC determines which credits provide the best risk adjusted returns for its stockholders. In early 2015, the Investment Adviser developed a key strategic relationship with Madison Capital Funding LLC (“Madison Capital”), a prominent non-bank finance company that is a subsidiary of New York Life Insurance Company, which has allowed TCG BDC to offer various lending solutions to potential borrowers and has increased TCG BDC’s coverage of U.S. middle market private equity firms. Additionally, in early 2016, TCG BDC agreed to co-invest with Credit Partners, a wholly owned subsidiary of a large Canadian pension fund, to form Credit Fund, a joint venture primarily focused on investing in first lien loans to middle market companies. TCG BDC and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400 million each.

The Administrator

CGMSFA, a Delaware limited liability company, serves as TCG BDC’s Administrator. Pursuant to an administration agreement between TCG BDC and the Administrator (the “TCG BDC Administration Agreement”), the Administrator provides services to TCG BDC and TCG BDC reimburses the Administrator for its costs and expenses and TCG BDC’s allocable portion of overhead incurred by the Administrator in performing its obligations under the TCG BDC Administration Agreement, including TCG BDC’s allocable portion of the compensation of certain of its officers and staff. In addition, the Administrator has entered into sub-administration agreements with Carlyle Employee Co. and CELF (the “TCG BDC Carlyle Sub-Administration Agreements”), which provide the Administrator with access to personnel. The Administrator has also entered into a sub-administration agreement with State Street (the “TCG BDC State Street Sub-Administration Agreement” and, together with the TCG BDC Carlyle Sub-Administration Agreements, the “TCG BDC Sub-Administration Agreements”), pursuant to which State Street provides for certain administrative and professional services. State Street also serves as TCG BDC’s custodian, transfer agent, distribution paying agent and registrar.

Notably, the Administrator, Carlyle Employee Co., CELF and State Street also serve in the same capacity in relation to NFIC.

Competitive Strengths

Market Leading Direct Origination Platform. TCG BDC has access to CPC’s strong direct origination platform with coverage of over 200 private equity firms and over 150 lending institutions. TCG BDC takes a regional approach to client coverage with offices in New York City, Chicago and Los Angeles. The origination team is highly experienced, and maintains deep relationships with a broad network of financial sponsors, commercial and investment banks, and finance companies, which are expected to continue to generate a significant amount of investment opportunities.

Scaled Investment Platform and Capabilities. CPC is an established, scaled investment platform with the ability to invest across the entire capital structure. CPC’s broad capabilities and ability to offer a full financing solution give TCG BDC access to a wide funnel of opportunities, allow TCG BDC to select high quality credits, construct the optimal financing package as it relates to price and terms, assert greater control over documentation, and generate attractive risk-adjusted returns for TCG BDC’s stockholders. TCG BDC believes CPC’s hold sizes are among the largest in the middle market, which TCG BDC believes results in the ability to generate premium economics, as sponsors are willing to pay higher spreads for financing certainty. CPC’s large hold sizes and strategic relationships enable TCG BDC to provide certainty with regards to spreads, fees, structure and covenants. Furthermore, the breadth of CPC’s debt offerings also allows TCG BDC to deploy capital at a measured pace across credit cycles and construct a portfolio that will perform in a broad range of economic conditions.

One Carlyle Capabilities Leading to Superior Credit Performance. TCG BDC benefits from the Investment Adviser’s utilization of the broader resources of Carlyle, which includes access to Carlyle’s relationships and institutional knowledge from almost three decades of private market investing. TCG BDC’s underwriting process leverages Carlyle’s 650 investment professionals across multiple alternative investment asset classes, 30 operating executive consultants, information obtained through direct ownership of over 270 companies and lending relationships with over 500 companies, 11 credit industry research analysts, and in-house government affairs and economic research teams. TCG BDC’s systematic and consistent approach is augmented by industry expertise and tenured underwriting professionals who both lead the Investment Adviser’s investment team and serve on the Investment Adviser’s investment committee. Strong credit underwriting has been a key component of TCG BDC’s investing process, where the Investment Adviser seeks to select borrowers whose businesses are expected to generate substantial cash flows, to have leading management teams, stable operating histories, high barriers to entry and meaningful equity value, and to retain significant value.

Experienced Investment Team. The Investment Adviser’s investment team comprises investment professionals in CPC who have extensive middle market lending experience. The investment team consists of 27 dedicated investment professionals. The seven members of the Investment Adviser’s investment committee have an average of 21 years of industry experience. TCG BDC believes the breadth and depth of the investment team in sourcing, structuring, executing, and monitoring a broad range of private investments provides TCG BDC with a significant competitive advantage in building a high quality portfolio of investments.

Carefully Constructed Portfolio of Diversified Senior Secured, Floating Rate Loans. TCG BDC’s portfolio has been defensively constructed, exhibits strong credit quality, generates stable risk-adjusted returns and allows TCG BDC to generate meaningful investment income, and consequently dividend income, for its stockholders. TCG BDC has invested approximately $2.0 billion since its inception in directly originated middle market loans. TCG BDC’s portfolio is highly diversified by borrower, industry sector, sponsor relationships and other metrics. As of December 31, 2016, TCG BDC had a portfolio of 98 investments in 86 portfolio companies across 29 industries and 57 unique sponsors. As of December 31, 2016, approximately 99% of TCG BDC’s debt investments bore interest at floating rates, subject to interest rate floors, and 80.1% of its portfolio was invested in first-lien debt investments (including 12.9% first lien last out loans).

Strategic Relationships. TCG BDC’s strategic relationships enhance its ability to provide full financing solutions to its borrowers, which results in its being able to generate optimal economics, significant access to diligence and control over documentation terms. Additionally, these relationships further strengthen TCG BDC’s origination platform and ability to develop creative financing solutions to invest through the capital structure based on where TCG BDC believes the best risk-adjusted return opportunities reside. The Investment Adviser’s strategic relationship with Madison Capital, a leading middle market senior lender with approximately $8.2 billion of AUM as of December 31, 2016, allows TCG BDC to offer a full unitranche financing solution. This product provides middle market companies with certainty for financing without syndication risk and generates attractive risk-adjusted returns on these investments for TCG BDC’s stockholders. Madison Capital provides the first lien first out portion of the unitranche loan, which allows TCG BDC to provide the first lien/last out portion. Collectively, TCG BDC and Madison Capital have provided over $800 million (before any repayments or exits) of unitranche loans to middle market companies. The relationship has been extremely successful, and TCG BDC frequently invests alongside Madison Capital on a variety of investment opportunities (in addition to unitranche loans).

Separately, Credit Fund, TCG BDC’s strategic joint venture with a large Canadian pension fund, primarily invests in first lien loans of middle market companies. Since its inception and through December 31, 2016, Credit Fund has provided $453 million (before any repayments or exits) of senior secured loans. This joint venture provides TCG BDC with an enhanced first lien loan product for certain transactions, thus further increasing its deal flow, and results in an increased number of borrowers in TCG BDC’s portfolio, which provides strategic benefits as TCG BDC builds incumbent positions for future growth and investment opportunity.

The following highlights illustrate TCG BDC’s accomplishments since the commencement of its operations:

•	Equity Capital Commitments and Investments—As of March 21, 2017, TCG BDC had a total of $1.3 billion in total equity capital commitments. Of that total, and inclusive of the use of leverage and recycled proceeds from sales and paydowns, TCG BDC has deployed $1.6 billion in 114 funded first lien debt investments, $272.2 million in 30 funded second lien debt investments, $126.6 million in 27 structured finance obligations, $5.1 million in six equity investments and $119.8 million in one investment fund through December 31, 2016.

•	Facilities and the 2015-1 Notes—On May 24, 2013, TCG BDC SPV LLC (f/k/a Carlyle GMS Finance SPV LLC), a wholly-owned and consolidated subsidiary of TCG BDC (the “TCG BDC SPV”), entered into a senior secured revolving credit facility (as amended, the “TCG BDC SPV Credit Facility”) with a maximum principal amount of $400 million. In addition, on March 21, 2014, TCG BDC entered into a senior secured revolving credit facility (as amended, the “TCG BDC Credit Facility” and, together with the TCG BDC SPV Credit Facility, the “TCG BDC Facilities”) with a maximum principal amount of $220 million. Further, on June 26, 2015, TCG BDC completed a $400 million term debt securitization (the “2015-1 Debt Securitization”). The notes offered in the 2015-1 Debt Securitization (the “2015-1 Notes”) were issued by Carlyle GMS Finance MM CLO 2015-1 LLC, a wholly-owned and consolidated subsidiary of TCG BDC (the “2015-1 Issuer”).

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Credit Platform Enhancements—The Investment Adviser’s investment team has continued to expand and enhance all facets of the credit platform supporting TCG BDC. Additional senior origination professionals were added during 2016 which meaningfully expanded the direct sourcing capabilities, bringing the total number of senior origination professionals to eight as of December 31, 2016. The scale of the direct origination platform allows TCG BDC to maximize the investment opportunity set and increase overall investment selectivity. Direct origination has several important benefits, including optimizing transaction economics, improving the strength of the loan documentation, and providing greater access to due diligence materials. Additional senior resources were added to the capital markets group, further enhancing investment sourcing and syndication capabilities with other lenders, including banks, finance companies, credit funds, and other business development companies. Additional professionals were added to the underwriting and portfolio management team to support the overall increase in investment activity and portfolio growth. This team works closely with the origination and capital markets professionals, as well as the CPC industry research analysts in executing all facets of transaction due diligence and portfolio management. Further enhancements and additions will be made as appropriate to ensure that the Investment Adviser’s investment team continues to have best in class execution across each segment of the business.

Market Opportunity

TCG BDC believes the middle market lending environment provides attractive investment opportunities as a result of a combination of the following factors:

Favorable Market Environment. TCG BDC believes the middle market remains one of the most attractive investment areas due to its large size, superior value relative to the broadly syndicated loan market, and supply-demand imbalance that continues to favor non-bank lenders. TCG BDC believes market yields remain attractive and leverage levels at middle market companies are stable, creating a favorable investment environment.

Large and Growing U.S. Middle Market. The U.S. middle market is the largest market by many measures, which is expected to enable TCG BDC to invest selectively as approximately 70% of middle market loan volume is sponsor-backed. According to S&P Capital IQ, as of December 31, 2016, there are over 70,000 U.S. middle market companies generating between $20 million and $1 billion in annual revenue, compared with approximately 3,500 companies with revenue greater than $1 billion. TCG BDC believes these middle market companies, both sponsored and non-sponsored, represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow.

Leverage, Pricing and Risk. According to the S&P Global Market Intelligence LCD Quarterly Leveraged Lending Review (Q4 2016), middle market companies are less levered, have larger equity contributions, experience lower rates of default, and achieve higher recoveries versus large cap broadly syndicated loans. Middle market loans also tend to achieve more attractive pricing and structures, including documentation, covenants and information/governance, than broadly syndicated loans. Over the 3 year period from 2014 to 2016, middle market loans have exhibited an approximate 200 basis points spread premium over broadly syndicated loans according to the S&P Global Market Intelligence LCD Leveraged Loan Index.

Market Environment Favors Non-Traditional Lenders. Traditional middle market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination and lending activities and are focusing on more liquid asset classes or have exited the business. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle market companies to raise debt capital through public capital markets. This has resulted in other capital providers, such as specialty finance companies, structured-credit vehicles such as collateralized loan obligations (“CLOs”), BDCs, and private investment funds, actively investing in the middle market. TCG BDC believes the aforementioned changes and restrictions have created a large and growing market opportunity for alternative lenders such as itself.

Favorable Capital Markets Trends. Current and future demand for middle market financings, driven by private equity investment and upcoming maturities are expected to provide TCG BDC with ample deal flow. Current data from the Thompson Reuters LPC Middle Market Weekly Report (January 27, 2017) suggests that approximately $615 billion of upcoming loan maturities for middle market companies are due between 2017 and 2022, and the PitchBook PE & VE Fundraising and Capital Overhang Report (1H 2016) suggests that there is over $657 billion of uninvested capital in 2011–2015 vintage private equity funds. TCG BDC believes these refinancings and uninvested capital will provide a steady flow of attractive opportunities for well-positioned lenders with deep and longstanding sponsor and market relationships, particularly for providers of full capital structure financing solutions.

Benefits of Traditional Middle Market Focus. TCG BDC believes there are significant advantages in its focus on the traditional middle market, a market TCG BDC categorizes to include borrowers with EBITDA in the range of approximately $10 million to $100 million. Traditional middle market companies are generally less levered than companies with EBITDA in excess of $100 million and loans to these borrowers offer more attractive economics in the form of upfront fees, spreads, and prepayment penalties. Senior secured middle market loans typically have strong defensive characteristics: these loans have priority in payment among a portfolio company’s security holders and they carry the least risk among investments in the capital structure; these investments, which are secured by the portfolio company’s assets, typically contain carefully structured covenant packages which allow lenders to take early action in situations where obligors underperform; and these characteristics can provide protection against credit deterioration. Middle market lenders like TCG BDC are often able to complete more thorough due diligence investigations prior to investment than lenders in the broadly syndicated space.

Allocation of Investment Opportunities and Potential Conflicts of Interest

An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by the Investment Adviser or its affiliates (such as NFIC) may have overlapping investment objectives and strategies with TCG BDC’s and, accordingly, may invest in asset classes similar to those targeted by TCG BDC. This creates potential conflicts in allocating investment opportunities among TCG BDC and such other investment funds, accounts and similar arrangements, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by TCG BDC and other funds, accounts or arrangements are not permitted under applicable law, as discussed below.

For example, Carlyle sponsors several investment funds, accounts and other similar arrangements, including, without limitation, structured credit funds as well as future closed-end registered investment companies, BDCs, carry funds, managed accounts and structured credit funds. Investment opportunities in suitable negotiated investment for investment funds, accounts and other similar arrangements managed by the Investment Adviser are allocated in accordance with the Exemptive Relief. Investment opportunities for investment funds, accounts and other similar arrangements not managed by the Investment Adviser are allocated in accordance with the Investment Adviser’s and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to TCG BDC being allocated to other funds that are not managed by the Investment Adviser. In addition, in some cases the Investment Adviser may make investment recommendations to investment funds, accounts and similar arrangements where the investment funds, accounts and similar arrangements make the investment independently of the Investment Adviser. As a result, there are circumstances where investments appropriate for TCG BDC are instead allocated, in whole or in part, to such other investment funds, accounts or other similar arrangements irrespective of the Investment Adviser’s policies regarding allocation of investments. Where Carlyle otherwise has discretion to allocate investment opportunities among various funds, accounts and other similar arrangements, it should be noted that Carlyle may determine to allocate such investment opportunities away from TCG BDC.

The Investment Adviser’s investment team forms the exclusive Carlyle platform for U.S. middle market debt investment. If Carlyle is presented with investment opportunities that generally fall within TCG BDC’s investment objective and that of other Carlyle funds, accounts or other similar arrangements, including other affiliated BDCs, whether focused on a debt strategy or otherwise, Carlyle allocates such opportunities among TCG BDC and such other Carlyle funds, accounts or other similar arrangements in a manner consistent with the Exemptive Relief and the Investment Adviser’s allocation policies and procedures. The Investment Adviser’s allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, accounts or other similar arrangements, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies.

Because TCG BDC is a BDC, it is not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle.

TCG BDC is also not permitted to make any co-investments with the Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions, including with respect to TCG BDC’s downstream affiliates. The SEC has granted TCG BDC exemptive relief that permits TCG BDC and certain of its affiliates (including NFIC) to co-invest in suitable negotiated investments (the “Exemptive Relief”). Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit TCG BDC’s ability to participate in a co-investment transaction. TCG BDC may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and the Investment Adviser’s allocation policies and procedures.

While Carlyle and the Investment Adviser seek to implement their respective allocation processes in a fair and equitable manner under the particular circumstances, there can be no assurance that it will result in equivalent allocation of or participation in investment opportunities or equivalent performance of investments allocated to TCG BDC as compared to the other entities. In some cases, due to information barriers that are in place, TCG BDC and other Carlyle investment funds, accounts or other similar arrangements may compete with each other for specific investment opportunities without being aware that they are competing with each other. Carlyle has a conflict system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict, the legal and compliance departments of Carlyle assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular investment fund, account or other similar arrangement (including TCG BDC) or is prohibited from being allocated to a particular investment fund, account or similar arrangement. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams are then charged with ensuring that investment opportunities are allocated to the appropriate investment fund, account or similar arrangement.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only investment funds, accounts or similar arrangements that are typically managed on a side-by-side basis with levered and/or long-short investment funds, accounts or similar arrangements.

Investment Strategy

TCG BDC’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies. TCG BDC seeks to achieve its investment objective by investing primarily in Middle Market Senior Loans of private U.S. middle market companies with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities).

TCG BDC targets U.S. middle market companies, generally controlled by private equity investment firms that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. TCG BDC may also make opportunistic loans to independently owned and publicly-held middle market companies. TCG BDC seeks to partner with strong management teams executing long-term growth strategies. Target businesses typically exhibit some or all of the following characteristics:

•	EBITDA of $10—$100 million;

•	Minimum of 35% original sponsor cash equity;

•	Sustainable leading positions in their respective markets;

•	Scalable revenues and operating cash flow;

•	Experienced management teams with successful track records;

•	Stable, predictable cash flows with low technology and market risks;

•	Diversified product offering and customer base;

•	Low capital expenditures requirements;

•	A North American base of operations;

•	Strong customer relationships;

•	Products, services or distribution channels having distinctive competitive advantages; and

•	Defensible niche strategy or other barriers to entry.

While TCG BDC believes that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be necessarily met by each prospective portfolio company. In addition, TCG BDC may change its investment objective and/or investment criteria over time without notice to or consent from its investors.

Investment Approach and Risk Monitoring of Investments

The Investment Adviser utilizes a rigorous, systematic and consistent due diligence underwriting process to evaluate all investment opportunities. The Investment Adviser’s investment teams primarily consist of origination professionals, research analysts and underwriters. An investment team works on a particular transaction from initial screening through closing, and the same team continues to monitor the credit for the life cycle of the investment.

TCG BDC views its investment process as consisting of the phases described below:

Origination. The Investment Adviser has built a strong direct origination platform with coverage of over 200 private equity firms and over 150 lending institutions. The Investment Adviser’s origination team sources approximately 700 opportunities per year for TCG BDC with an ultimate investment rate by TCG BDC of less than 10% annually. The scale of the Investment Advisor’s origination platform allows it to maximize access to investment opportunities and enhance overall investment selectivity. TCG BDC further seeks to reduce risk by partnering with experienced sponsors with strong track records. TCG BDC believes lending to companies owned by leading private equity firms (versus non-sponsored companies) has several important and potentially defensive characteristics. Sponsor involvement provides for:

•	maximization of investment opportunities as approximately 70% of middle market loan volume is sponsor backed as of December 31, 2016, according to the S&P Global Market Intelligence LCD Middle Market Fact Sheet;

•	validation of enterprise value;

•	support, as needed, in strategy, operations and governance of portfolio companies; and

•	the potential for additional capital commitment by sponsor if company requires financial support.

The origination team supplements these relationships through personal visits and marketing campaigns focused on maximizing investment deal flow. It is the origination team’s responsibility to identify specific opportunities, refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible solutions to solve clients’ financing needs. The origination personnel are located in New York, Chicago and Los Angeles. Each originator maintains long-standing relationships with potential sources of deal flow and is responsible for covering a specified target market. TCG BDC believes those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which should enable the Investment Adviser to be highly selective in recommending investments.

Transaction Screening. After the senior originator has completed an initial screen, the investment team will prepare and present a consistent screening template that includes business description, proposed transaction financing structures, preliminary financial analysis, initial assessment of investment merits and key risks and market/industry considerations to a subset of the Investment Adviser’s investment committee. During this early stage, the investment team also assesses initial adherence with environmental, social, and governance policies. Based on feedback from the committee, the deal team will prepare and disseminate an outcome email that documents the takeaways from the meeting, including preferred financing structure as well as terms, key diligence items, and next steps.

Underwriting. The next step is full credit analysis and in-depth due diligence. During the investment process, the investment team works closely with the private equity sponsor in all aspects of due diligence, including onsite meetings, due diligence calls, and review of third party diligence reports. The Investment Adviser also conducts an independent evaluation of the business, utilizing both internal and external sources. A key differentiator is TCG BDC’s integrated credit platform and collaborative efforts that leverage Carlyle’s broader resources, which include access to Carlyle’s relationships and institutional knowledge. This includes speaking to the private equity investment professionals (in accordance with information barrier restrictions), Carlyle operating executives, Carlyle’s Chief Economist & Director of Research, Carlyle’s Government Affairs professionals, and any executive within Carlyle’s private equity portfolio. In addition, TCG BDC utilizes multiple third party expert networks to supplement its work to gain further insight into company and industry factors from various thought leaders across the company’s markets. From the multiple diligence sources noted above, the deal team will prepare a highly detailed approval memo that includes, but is not limited to, the following:

•	Overview of the opportunity and investment team recommendation;

•	Structure, terms and pricing of the proposed facilities;

•	Sources and uses;

•	Sponsor background, history;

•	Risks and mitigants;

•	Detailed analysis of historical financial statements, including analysis of EBITDA adjustments, where appropriate;

•	Projections, including management/sponsor case and base case, with assumptions clearly described, including revenue and EBITDA bridge, where appropriate;

•	Downside case analysis;

•	Fixed/variable cost analysis;

•	Business/product description;

•	Customers & suppliers;

•	Industry trends and analysis;

•	Competition;

•	Management;

•	Legal, environmental, regulatory issues (if applicable);

•	Capital markets/syndication strategy (if applicable); and

•	Items as to which approval is conditional and which require further due diligence and/or subsequent resolution.

Monitoring. TCG BDC views proactive portfolio monitoring as a vital part of the investment process. The Investment Adviser utilizes a proprietary credit surveillance report and software system, an objective rules-based Internal Risk Rating system and proprietary valuation model to assess risk in the portfolio. In addition to monthly portfolio reviews, the Investment Adviser compiles a quarterly risk report that examines, among other metrics, migration in portfolio and loan level investment mix, industry diversification, Internal Risk Ratings, revenue, EBITDA and leverage. The Investment Adviser supplements these policies with additional analyses and projections, including stress scenarios, to assess the potential exposure of its portfolio to variable macroeconomic factors and market conditions. For more information on the Internal Risk Ratings of TCG BDC’s portfolio, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TCG BDC—Portfolio and Investment Activity.”

Portfolio Composition

As of December 31, 2016 and 2015, the fair value of TCG BDC’s investments was approximately $1,422.8 million and $1,052.7 million, respectively, in 86 and 85 portfolio companies/structured finance obligations/investment fund, respectively. The type, geography and industry composition of TCG BDC’s non-controlled/non-affiliated investments as a percentage of fair value as of December 31, 2016 and 2015 was each as follows:

	As of December 31,
Type—% of Fair Value	2016	2015
First Lien Debt	80.09%	75.53%
Second Lien Debt	12.08	19.98
Structured Finance Obligations	0.37	4.26
Equity Investments	0.46	0.23
Investment Fund	7.00	—

Total	100.00%	100.00%

	As of December 31,
Type—% of Fair Value of First and Second Lien Debt	2016	2015
Floating Rate	99.25%	97.44%
Fixed Rate	0.75	2.56

Total	100.00%	100.00%

	As of December 31,
Geography—% of Fair Value	2016	2015
Cayman Islands	0.37%	4.26%
Ireland	—	0.93
United Kingdom	1.47	2.14
United States	98.16	92.67

Total	100.00%	100.00%

	As of December 31,
Industry—% of Fair Value	2016	2015
Aerospace & Defense	4.31%	6.02%
Automotive	2.70	5.02
Banking, Finance, Insurance & Real Estate	10.59	13.24
Beverage, Food & Tobacco	1.08	—
Business Services	9.97	12.38
Capital Equipment	2.62	1.71

	As of December 31,
Industry—% of Fair Value	2016	2015
Chemicals, Plastics & Rubber	1.39	2.46
Construction & Building	1.67	1.90
Consumer Services	5.62	4.82
Containers, Packaging & Glass	3.35	5.24
Durable Consumer Goods	1.40	1.94
Energy: Electricity	2.59	3.51
Energy: Oil & Gas	0.77	1.08
Environmental Industries	2.90	1.10
Forest Products & Paper	1.68	—
Healthcare & Pharmaceuticals	11.36	6.09
High Tech Industries	3.26	4.73
Hotel, Gaming & Leisure	2.11	2.97
Investment Fund	7.00	—
Media: Advertising, Printing & Publishing	5.06	1.96
Metals & Mining	0.72	0.97
Non-durable Consumer Goods	2.06	3.85
Retail	0.58	2.29
Software	0.79	1.33
Structured Finance	0.37	4.26
Telecommunications	7.76	6.72
Transportation: Cargo	2.41	1.82
Transportation: Consumer	1.96	0.89
Utilities: Electric	—	0.54
Wholesale	1.92	1.16

Total	100.00%	100.00%

See the Consolidated Schedules of Investments as of December 31, 2016 and 2015 in TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for more information on these investments, including a list of companies and type, cost and fair value of investments.

Election to be Taxed as a RIC

TCG BDC has elected to be treated, and intends to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. As a RIC, TCG BDC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends. Instead, dividends TCG BDC distributes generally will be taxable to the holders of its common stock, and any net operating losses, foreign tax credits and other tax attributes may not pass through to the holders of its common stock. To qualify as a RIC, TCG BDC must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, TCG BDC must distribute to its stockholders on an annual basis at least 90% of its investment company taxable income (generally, TCG BDC’s net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for any taxable year (the “Annual Distribution Requirement”). The following discussion assumes that TCG BDC qualifies as a RIC and has satisfied the Annual Distribution Requirement.

If TCG BDC:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,

then it is not subject to U.S. federal income tax on the portion of its net taxable income it distributes (or is deemed to distribute) to stockholders. TCG BDC is subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders.

In addition, if TCG BDC fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Distribution Requirements”), it is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by TCG BDC that is subject to corporate income tax for the tax year ending in that calendar year is considered to have been distributed by year end (or earlier if estimated taxes are paid). TCG BDC currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

In order to qualify as a RIC for U.S. federal income tax purposes, TCG BDC must, among other things:

•	continue to qualify as a BDC under the Investment Company Act at all times during each taxable year;

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Moreover, TCG BDC’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its qualification as a RIC, including the Diversification Tests. If TCG BDC disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirements, it may make such dispositions at times that, from an investment standpoint, are not advantageous. If TCG BDC is prohibited from making distributions or is unable to raise additional debt or equity capital or sell assets to make distributions, it may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain its qualification as a RIC. Additionally, TCG BDC may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent it from accruing a long-term holding period. These investments may prevent TCG BDC from making capital gain distributions as described below. TCG BDC intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If TCG BDC’s expenses in a given year exceed gross taxable income, TCG BDC would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, TCG BDC may for U.S. federal income tax purposes have aggregate taxable income for several years that it distributes and that is taxable to its stockholders even if such income is greater than the aggregate net income it actually earned during those years. Such distributions may be made from TCG BDC’s cash assets or by liquidation of investments, if necessary. TCG BDC may realize gains or losses from such liquidations. In the event TCG BDC realizes net capital gains from such transactions, a holder may receive a larger capital gain distribution than the holder would have received in the absence of such transactions.

TCG BDC’s Regulatory Structure—Regulation as a Business Development Company

General

TCG BDC has elected to be regulated as a BDC under the Investment Company Act and has elected to be treated as a RIC under the Code. A BDC must be organized in the United States for the purposes of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A publicly-traded BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. Until a Qualified IPO, TCG BDC does not intend to list its common stock on a stock exchange and it will not be publicly traded.

TCG BDC may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. TCG BDC does not anticipate any substantial change in the nature of its business.

As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. A majority of TCG BDC’s directors must be Independent Directors. TCG BDC is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, TCG BDC is prohibited from protecting any director or officer against any liability to it or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because TCG BDC is a BDC, it is not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle. TCG BDC is also not permitted to make any co-investments with the Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions, including with respect to our downstream affiliates. The SEC has granted TCG BDC Exemptive Relief that permits it and certain present and future funds advised by the Investment Adviser (or a future investment adviser controlling, controlled by or under common control with the Investment Adviser) to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit TCG BDC’s ability to participate in a co-investment transaction. TCG BDC may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and the Investment Adviser’s allocation policies and procedures.

As a BDC, TCG BDC is generally required to meet an asset coverage ratio, defined under the Investment Company Act as the ratio of TCG BDC’s total assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities, of at least 200% after each issuance of senior securities.

TCG BDC may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, TCG BDC may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. TCG BDC’s intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of its portfolio companies. TCG BDC may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. TCG BDC may purchase or otherwise receive warrants or options to purchase the common stock of its portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, TCG BDC may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

TCG BDC does not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, except for registered money market funds, TCG BDC generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of investment companies in the aggregate. The portion of TCG BDC’s portfolio invested in securities issued by investment companies ordinarily will subject TCG BDC’s stockholders to additional indirect expenses. TCG BDC’s investment portfolio is also subject to diversification requirements by virtue of TCG BDC’s intended status to be a RIC for U.S. tax purposes. See “Annex B: Risk Factors—Risks Related to TCG BDC’s Business and Structure” for more information.

In addition, investment companies registered under the Investment Company Act and private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the Investment Company Act may not acquire directly or through a controlled entity more than 3% of TCG BDC’s total outstanding voting stock (measured at the time of the acquisition), unless the funds comply with an exemption under the Investment Company Act. As a result, certain of TCG BDC’s investors may hold a smaller position in TCG BDC’s shares than if they were not subject to these restrictions.

TCG BDC is generally not able to issue and sell its common stock at a price below net asset value per share. See “Annex B: Risk Factors—Risks Related to TCG BDC’s Business and Structure—Regulations governing TCG BDC’s operation as a BDC affect its ability to, and the way in which TCG BDC will, raise additional capital. As a BDC, the necessity of raising additional capital may expose TCG BDC to risks, including the typical risks associated with leverage.” TCG BDC may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the then-current net asset value of its common stock if its board of directors determines that such sale is in TCG BDC’s best interests and the best interests of its stockholders, and TCG BDC’s stockholders approve such sale. In addition, TCG BDC may generally issue new shares of its common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

TCG BDC will be periodically examined by the SEC for compliance with the Investment Company Act.

As a BDC, TCG BDC is subject to certain risks and uncertainties. See “Annex B: Risk Factors—Risks Related to TCG BDC’s Business and Structure.”

Qualifying Assets

TCG BDC may invest up to 30% of its portfolio opportunistically in “non-qualifying assets,” which will be driven primarily through opportunities sourced through the CPC platform. However, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the

Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to TCG BDC’s proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

(c)	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2)	Securities of any eligible portfolio company which TCG BDC controls.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and TCG BDC already owns 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must have been organized under the laws of, and have its principal place of business in, any state or states within the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Investment Adviser or an affiliate thereof may provide such managerial assistance on behalf of TCG BDC to portfolio companies that request such assistance. TCG BDC may receive fees for these services.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, TCG BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which TCG BDC refers to, collectively, as “temporary investments,” so that 70% of TCG BDC’s assets are qualifying assets. TCG BDC may also invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as TCG BDC, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of TCG BDC’s assets that may be invested in such repurchase agreements. However, if more than 25% of TCG BDC’s gross assets constitute repurchase agreements from a single counterparty, TCG BDC would not meet the diversification tests in order to qualify as a RIC. Thus, TCG BDC does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which TCG BDC enters into repurchase agreement transactions.

Indebtedness and Senior Securities

TCG BDC is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to its common stock if its asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, TCG BDC must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. TCG BDC may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Annex B: Risk Factors—Risks Relating to TCG BDC’s Business and Structure—Regulations governing TCG BDC’s operation as a BDC affect its ability to, and the way in which TCG BDC will, raise additional capital. As a BDC, the necessity of raising additional capital may expose TCG BDC to risks, including the typical risks associated with leverage.”

Code of Ethics

TCG BDC and the Investment Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by its personnel. TCG BDC’s codes of ethics generally do not permit investments by its and the Investment Adviser’s personnel in securities that may be purchased or sold by TCG BDC.

Compliance Policies and Procedures

TCG BDC and the Investment Adviser have each adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect TCG BDC. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, the Chief Executive Officer and Chief Financial Officer of TCG BDC must certify the accuracy of the financial statements contained in its periodic reports;

•	pursuant to Item 307 of Regulation S-K, TCG BDC’s periodic reports must disclose its conclusions about the effectiveness of its disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, TCG BDC’s management must prepare a report regarding its assessment of TCG BDC’s internal control over financial reporting and, starting from the date on which TCG BDC ceases to be an emerging growth company under the JOBS Act, must obtain an audit of the effectiveness of internal control over financial reporting performed by TCG BDC’s independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, TCG BDC’s periodic reports must disclose whether there were significant changes in its internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to material weaknesses.

The Sarbanes-Oxley Act requires TCG BDC to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. TCG BDC will continue to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance therewith.

Proxy Voting Policies and Procedures

TCG BDC has delegated its proxy voting responsibility to the Investment Adviser. The proxy voting policies and procedures of the Investment Adviser are set forth below. These guidelines are reviewed periodically by the Investment Adviser and TCG BDC’s Independent Directors, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Investment Adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The Investment Adviser will vote proxies relating to TCG BDC’s portfolio securities in what it perceives to be the best interest of TCG BDC’s stockholders. The Investment Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by TCG BDC. Although the Investment Adviser will generally vote against proposals that may have a negative impact on TCG BDC’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The Investment Adviser’s proxy voting decisions will be made by its investment committee. To ensure that the vote is not the product of a conflict of interest, the Investment Adviser will require that: (1) anyone involved in the decision making process disclose to the Investment Adviser’s investment committee, and the Independent Directors, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how TCG BDC voted proxies with respect to its portfolio securities during the year ended December 31, 2016 free of charge by making a written request for proxy voting information to TCG BDC’s Investor Relations Department at TCG BDC, Inc., 520 Madison Avenue, 40th Floor, New York, New York, 10022, by calling TCG BDC at (212) 813-4900 or on the SEC’s website at www.sec.gov.

Privacy Principles

TCG BDC endeavors to maintain the privacy of its stockholders and to safeguard their non-public personal information. The following information is provided to help stockholders understand what non-public personal information TCG BDC collects, how it protects that information and why, in certain cases, TCG BDC may share that information with select other parties.

TCG BDC may collect non-public personal information about stockholders from TCG BDC’s subscription agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with TCG BDC or its affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. TCG BDC may disclose the non-public personal information that it collects from its stockholders or former stockholders, as described above, to its affiliates and service providers and as allowed by applicable law or regulation. Any party that receives this information from TCG BDC is permitted to use it only for the services required by TCG BDC and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. TCG BDC permits access only by authorized personnel who need access to that non-public personal information to provide services to TCG BDC and its stockholders. TCG BDC also maintains physical, electronic and procedural safeguards for non-public personal information that are designed to comply with applicable law.

Reporting Obligations

TCG BDC furnishes its stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as it determines to be appropriate or as may be required by law. TCG BDC is required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act.

TCG BDC’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, as well as reports on Forms 3, 4 and 5 regarding directors, officers or 10% beneficial owners of TCG BDC, filed or furnished pursuant to section 13(a), 15(d) or 16(a) of the Exchange Act, are available on its website (http://www.carlyle.com/our-business/global-market-strategies/tcg-bdc-inc).

Stockholders and the public may also read and copy any materials TCG BDC files with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (http://www.sec.gov) that contains such information.

Competition

TCG BDC’s primary competitors in providing financing to middle market companies include public and private funds, other BDCs, commercial and investment banks, collateralized loan obligations, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of TCG BDC’s potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than TCG BDC does. For example, some competitors may have a lower cost of funds and access to funding sources that will not be available to TCG BDC. In addition, some of TCG BDC’s competitors may have higher risk tolerances or different risk assessments than TCG BDC does, which could allow them to consider a wider variety of investments and establish more relationships than TCG BDC. Furthermore, many of TCG BDC’s competitors are not subject to the regulatory restrictions that the

Investment Company Act and the Code impose on TCG BDC. The can be no assurance that the competitive pressures TCG BDC will face will not have a material adverse effect on its business, financial condition and results of operations. Also, as a result of this competition, TCG BDC may not be able to take advantage of attractive investment opportunities from time to time, and there can be no assurance that TCG BDC will be able to identify and make investments that are consistent with its investment objective.

TCG BDC expects to use the expertise of the members of the Investment Adviser’s investment committee and its investment team to assess investment risks and determine appropriate pricing for its investments. In addition, TCG BDC expects that the relationships developed by the Investment Adviser’s investment team will enable TCG BDC to learn about and compete effectively for, financing opportunities with attractive middle market companies in the industries in which it seeks to invest. For additional information concerning the competitive risks TCG BDC faces, see “Annex B: Risk Factors—Risks Related to TCG BDC’s Investments—TCG BDC operates in a highly competitive market for investment opportunities, and competes with investment vehicles sponsored or advised by its affiliates”.

Staffing

TCG BDC does not currently have any employees. TCG BDC’s Chief Financial Officer and Treasurer and Chief Operating Officer, each a Managing Director of Carlyle, and its Chief Compliance Officer and Secretary, a Director of Carlyle, are retained by the Administrator pursuant to the TCG BDC Carlyle Sub-Administration Agreements. These professionals perform their respective functions for TCG BDC under the terms of the TCG BDC Administration Agreement.

TCG BDC’s day-to-day investment operations are managed by the Investment Adviser. Pursuant to its personnel agreement with Carlyle Employee Co., the Investment Adviser has access to the members of its investment committee, and a team of additional experienced investment professionals who, collectively, comprise the Investment Adviser’s investment team. The Investment Adviser may hire additional investment professionals to provide services to TCG BDC.

Implications of Being an Emerging Growth Company

TCG BDC currently is, and expects to remain, an “emerging growth company,” as that term is used in the JOBS Act until the earliest of:

•	up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

•	the last day of the first fiscal year in which TCG BDC’s annual gross revenues are $1.07 billion or more;

•	the date on which TCG BDC has, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt; and

•	the date that TCG BDC becomes a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30.

Under the JOBS Act, TCG BDC is exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that its independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in TCG BDC internal control over financial reporting go undetected. See the section entitled “Risk Factors—Risks Related to TCG BDC’s Business and Structure—TCG BDC is obligated to maintain proper and effective internal control over financial reporting. Failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on TCG BDC’s business and the value of its common stock.”

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, TCG BDC is choosing to “opt out” of such extended transition period, and as a result, it will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is

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required for non-emerging growth companies. TCG BDC’s decision to opt out of the extended transition period for complying with new or revised accounting standard is irrevocable.

Management

TCG BDC’s business and affairs are managed under the direction of its board of directors (the “TCG Board”). The TCG Board currently consists of five members, three of whom are not Independent Director and two of whom are Interested Director. TCG Board elects TCG BDC’s officers, who serve at the discretion of the TCG Board. The responsibilities of the TCG Board include quarterly valuation of TCG BDC’s assets, corporate governance activities, oversight of TCG BDC’s financing arrangements and oversight of TCG BDC’s investment activities.

Board of Directors and Executive Officers

The TCG Board is presently composed of five directors, divided into three classes, each serving staggered three-year terms. The term of its first class of directors will expire at the 2017 annual meeting of stockholders; the term of its second class of directors will expire at the 2018 annual meeting of stockholders; and the term of its third class of directors will expire at the 2019 annual meeting of stockholders.

Each director holds office for the term to which he or she is elected or appointed and until his or her successor is duly elected and qualifies, or until his or her earlier death, resignation, retirement, disqualification or removal.

The following information regarding the TCG Board is as of March 31, 2017:

Directors

Name	Age	Position	Director Since	Class
Interested Directors
Michael A. Hart	55	Chairman of the Board of Directors and Chief Executive Officer	2015	Class I
Eliot P.S. Merrill	46	Director	2013	(term expires in 2017)*
				Class II
				(term expires in 2018)
Independent Directors
Nigel D. T. Andrews	70	Director	2012	Class II
William P. Hendry	67	Director	2013	(term expires in 2018) Class III
John G. Nestor	72	Director	2013	(term expires in 2019) Class III
				(term expires in 2019)

*	Term is up for renewal at annual meeting of stockholders on May 16, 2017.

Executive Officers Who are Not Directors

Name	Age	Position	Officer Since
Jeffrey S. Levin	36	President	2016
Orit Mizrachi	45	Chief Operating Officer	2014
Venugopal Rathi	37	Chief Financial Officer and Treasurer	2015
Matthew Cottrell	44	Chief Compliance Officer and Secretary	2012

The business address of each director and executive officer who is not a director is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Biographical Information and Discussion of Experience and Qualifications

See the section entitled “Proposal No. 1: Election of Director” for the biographical information of each director and officer, including a discussion of such director’s or officer’s particular experience, qualifications, attributes or skills that lead TCG BDC and the TCG Board to conclude, as of the date hereof, that such individual should serve as a director or officer, as applicable, in light of the TCG BDC’s business and structure.

Board Leadership Structure

The TCG Board monitors and performs an oversight role with respect to TCG BDC’s business and affairs, including with respect to TCG BDC’s investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of TCG BDC’s service providers. Among other things, the TCG Board approves the appointment of the Investment Adviser and officers, reviews and monitors the services and activities performed by the Investment Adviser and executive officers, and approves the engagement and reviews the performance of TCG BDC’s independent registered public accounting firm.

Under TCG BDC’s bylaws, the TCG Board may designate a Chairman to preside over the meetings of the board and meetings of the stockholders and to perform such other duties as may be assigned to him by the TCG Board. TCG BDC does not have a fixed policy as to whether the Chairman of the TCG Board should be an Independent Director, and TCG BDC believes that it should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in its best interests and its stockholders’ best interests at such times.

Presently, Mr. Hart serves as Chairman of the TCG Board. Mr. Hart is an Interested Director. TCG BDC believes that Mr. Hart’s extensive knowledge of the financial services industry and capital markets in particular qualifies him to serve as the Chairman of the TCG Board. TCG BDC believes that it is best served through this existing leadership structure, as Mr. Hart’s relationship with the Investment Adviser provides an effective bridge and encourages an open dialogue between management and the TCG Board, ensuring that both groups act with a common purpose.

The TCG Board does not currently have a designated lead Independent Director. TCG BDC is aware of the potential conflicts that may arise when an Interested Director is Chairman of the TCG Board, but believe these potential conflicts are offset by TCG BDC’s strong corporate governance policies. TCG BDC’s corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of Interested Directors and management, the establishment of an audit committee comprised solely of Independent Directors (the “TCG BDC Audit Committee”) and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of Interested Directors and other members of management, for administering our compliance policies and procedures.

TCG BDC recognizes that different board leadership structures are appropriate for companies in different situations.

Role in Risk Oversight

The TCG Board performs its risk oversight function primarily through (a) its standing TCG BDC Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by TCG BDC’s Chief Compliance Officer and of the operation of TCG BDC’s compliance policies and procedures. As described below in more detail under “Committees of the Board of Directors,” the TCG BDC Audit Committee assists the TCG Board in fulfilling its risk oversight responsibilities. The TCG BDC Audit

Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator and Carlyle Employee Co., with whom TCG BDC has a personnel agreement), accounting and financial reporting processes, TCG BDC’s valuation process, TCG BDC’s systems of internal controls regarding finance and accounting and audits of TCG BDC’s financial statements.

The TCG Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The TCG Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of TCG BDC’s compliance policies and procedures and TCG BDC’s service providers. The Chief Compliance Officer’s annual report addresses, at a minimum: (a) the operation of TCG BDC’s compliance policies and procedures and TCG BDC’s service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the TCG Board would reasonably need to know to oversee TCG BDC’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

TCG BDC believes that the TCG Board’s role in risk oversight is effective and appropriate given the extensive regulation to which TCG BDC is already subject as a BDC. As a BDC, TCG BDC is required to comply with certain regulatory requirements that control the levels of risk in TCG BDC’s business and operations. For example, TCG BDC’s ability to incur indebtedness is limited such that TCG BDC’s asset coverage must equal at least 200% immediately after each time TCG BDC incurs indebtedness, TCG BDC generally has to invest at least 70% of its total assets in “qualifying assets” and TCG BDC is not generally permitted to invest in any portfolio company in which one of TCG BDC’s affiliates currently has an investment.

TCG BDC recognizes that different board roles in risk oversight are appropriate for companies in different situations. TCG BDC intends to re-examine the manners in which the TCG Board administers its oversight function on an ongoing basis to ensure that they continue to meet TCG BDC’s needs.

Committees of the Board of Directors

The TCG Board has established the TCG BDC Audit Committee and a pricing committee (the “TCG BDC Pricing Committee”), and may establish additional committees in the future. The TCG Board does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those directors whose term is not expiring currently. The TCG Board does not have a standing compensation committee because TCG BDC’s executive officers do not receive any direct compensation from TCG BDC. The compensation of the Independent Directors is determined solely by themselves.

TCG BDC Audit Committee

The TCG BDC Audit Committee is currently composed of Messrs. Andrews, Hendry and Nestor, all of whom are Independent Directors. Mr. Hendry serves as Chairman of the TCG BDC Audit Committee. The TCG Board has determined that Mr. Hendry is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act (“Regulation S-K”). Each of Messrs. Andrews, Hendry and Nestor meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The TCG BDC Audit Committee operates pursuant to a charter approved by the TCG Board, which sets forth the responsibilities of the TCG BDC Audit Committee. The TCG BDC Audit Committee’s responsibilities include establishing guidelines and making recommendations to the TCG Board regarding the valuation of TCG BDC’s loans and investments, selecting TCG BDC’s independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of TCG BDC’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing TCG BDC’s annual financial statements, overseeing internal audit staff and periodic filings and receiving TCG BDC’s audit reports and financial statements.

During the fiscal year ended December 31, 2016, the TCG BDC Audit Committee met 9 times. The TCG BDC Audit Committee’s charter is available on TCG BDC’s website at: www.tcgbdc.com.

TCG BDC Pricing Committee

The TCG BDC Pricing Committee is currently composed of Messrs. Hart and Nestor. The TCG BDC Pricing Committee operates pursuant to a charter approved by TCG BDC’s Board, which sets forth the responsibilities of the TCG BDC Pricing Committee. The principal goals of the TCG BDC Pricing Committee are to approve the offering price of shares of TCG BDC’s common stock in accordance with the TCG BDC’s valuation policies, and to ensure that TCG BDC does not sell its common stock (i) at a price below the net asset value of such common stock, as required by Section 23 of the Investment Company Act, as made applicable to BDCs by Section 63 of the Investment Company Act, or (ii) at a price above the net asset value of such common stock as of the most recently completed fiscal quarter.

Director Nominations

Nomination for election as a Director may be made by the TCG Board or by stockholders in compliance with the procedures set forth in TCG BDC’s bylaws. The TCG Board does not have a standing nominating committee because it believes the function typically served by this committee is best handled by those directors whose term is not expiring currently.

The TCG Board seeks candidates who possess the background, skills and expertise to make a significant contribution to the TCG Board, TCG BDC and its stockholders. In considering possible candidates for election as a director, the TCG Board takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to TCG BDC’s affairs;

•	are able to work with the other members of the TCG Board and contribute to TCG BDC’s success;

•	can represent the long-term interests of TCG BDC’s stockholders as a whole; and

•	are selected such that the TCG Board represents a range of backgrounds and experience.

The TCG Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the TCG Board considers and discusses diversity, among other factors, with a view toward the needs of the TCG Board as a whole. The TCG Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the TCG Board when identifying and recommending director nominees. The TCG Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a board that best serves TCG BDC’s needs and the interests of its stockholders.

The Independent Directors whose term is not expiring at a meeting of stockholders select and evaluate any candidates for Independent Director at such meeting, and the directors whose term is not expiring at a meeting of stockholders select and evaluate candidates for Interested Directors at such meeting, in each case in accordance with the criteria set forth above. Such Independent Directors and directors, as applicable, are then responsible for recommending to the TCG Board a slate of nominees for Independent Director and Interested Director positions, as applicable, for the TCG Board’s approval. Generally, candidates for a position as a member of the TCG Board are suggested by existing TCG Board members; however, the TCG Board will consider stockholder recommendations for candidates for the TCG Board, and will evaluate any such recommendations using the criteria set forth above.

Rule 17j-1 Code of Ethics

TCG BDC has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain transactions by TCG BDC’s personnel. TCG BDC has also adopted the Investment Adviser’s Policies and Procedures Regarding Material, Non- Public Information and the Prevention of Insider Trading, intended to comply with Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act of 1940, as amended. Such documents generally do not permit investments by TCG BDC’s and the Investment Adviser’s personnel in securities that may be purchased or sold by TCG BDC.

Beneficial Ownership of TCG BDC’s Directors

The following table sets out the dollar range of TCG BDC’s equity securities beneficially owned by each of TCG BDC’s directors for the fiscal year end December 31, 2016. Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

	Dollar Range of our Common Stock Beneficially Owned in TCG BDC(1)(2)		Aggregate Dollar Range of our Common Stock Beneficially Owned in the Fund Complex(1)(2)(3)
Interested Directors
Michael A. Hart	Over $	100,000	Over $	100,000
Eliot P.S. Merrill	Over $	100,000	Over $	100,000
Independent Directors
Nigel D.T. Andrews	Over $	100,000	Over $	100,000
William P. Hendry		None		None
John G. Nestor		None		None

(1)	The dollar ranges used in the above table are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of December 31, 2016, multiplied by the Company’s net asset value per share as of December 31, 2016. The dollar range of equity securities of TCG BDC were determined using the number of shares that are beneficially owned as of December 31, 2016, multiplied by TCG BDC’s net asset value per share as of December 31, 2016.
(3)	The term “Fund Complex” refers to both the Company and TCG BDC. Directors and officers who oversee both funds in the Fund Complex are noted.

Compensation of Independent Directors

Each of TCG BDC and NFIC pays a proportionate share of the Independent Director’s compensation.

Independent Directors are compensated as follows: (i) a $125,000 annual fee; (ii) for a joint meeting of the Board and the board of directors of NFIC, $4,000 for each such joint board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such joint board meeting, and $1,500 for each such joint board meeting attended telephonically; (iii) for a meeting of a single Board or board of directors of NFIC, $2,000 for each such single board meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such single board meeting, and $750 for each such single board meeting attended telephonically; (iv) for a joint meeting of a committee of the Board and a committee of the board of directors of NFIC, $2,000 for each such joint committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such joint committee meeting, and $1,000 for each such joint committee meeting attended telephonically; (v) for a meeting of a single committee of the Board or committee of the board of directors of NFIC, $1,000 for each such single committee meeting attended in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending such single committee meeting, and $500 for each such single committee meeting attended telephonically; and (vi) an annual fee of $15,000 for the Chairman of the TCG BDC Audit Committee of the Board and the Audit Committee of the Board of NFIC.

The following table sets forth information concerning total compensation earned by or paid to each of TCG BDC’s Independent Directors during the fiscal year ended December 31, 2016:

	Fees Earned or Paid in Cash	Total Compensation from the Company	Total Compensation from the Fund Complex(1)(2)
Nigel D.T. Andrews, Director	$133,500	$133,500	$151,000
William P. Hendry, Director	$148,000	$148,000	$186,000
John G. Nestor, Director	$136,500	$136,500	$172,000
Michael L. Rankowitz, Director (resigned)(2)	$124,000	$124,000	$158,000

(1)	Messrs. Andrews, Hendry and Nestor serve on the Board of NFIC. The TCG BDC and NFIC are part of the Fund Complex. Compensation amounts shown include compensation such Directors received from the TCG BDC and NFIC for services rendered during the fiscal year ended December 31, 2016. Mr. Andrews was appointed to the Board of NFIC effective March 11, 2016.
(2)	Mr. Rankowitz resigned from the board of TCG BDC and from the Board of NFIC effective November 9, 2016. In connection therewith, Mr. Rankowitz also resigned as a member of the TCG BDC Audit Committee and a member of the Audit Committee and the Pricing Committee of the Board of NFIC.

Compensation of Executive Officers

TCG BDC does not currently have any employees and does not expect to have any employees. Services necessary for TCG BDC’s business are provided by individuals who are employees of the Investment Adviser or its affiliates or by subcontractors, pursuant to the terms of the TCG BDC Investment Advisory Agreement, and the TCG BDC Administration Agreement. Each of TCG BDC’s executive officers is an employee of the Investment Adviser or its affiliates. TCG BDC’s day-to-day investment operations are managed by the Investment Adviser. Most of the services necessary for the origination and administration of TCG BDC’s investment portfolio are provided by investment professionals employed by the Investment Adviser or its affiliates or by subcontractors.

None of its officers receives direct compensation from TCG BDC. TCG BDC has agreed to reimburse the Administrator for TCG BDC’s allocable portion of the compensation paid to or compensatory distributions received by TCG BDC’s Chief Financial Officer and Chief Compliance Officer. In addition, to the extent that the Administrator outsources any of its functions, TCG BDC will pay the fees associated with such functions at cost. TCG BDC has agreed to reimburse the Administrator, Carlyle Employee Co., with whom TCG BDC has entered into a personnel agreement, and TCG BDC’s sub- administrator, CELF, for TCG BDC’s allocable portion of the compensation of any personnel, other than legal department personnel, that they provide for TCG BDC’s use.

No compensation is expected to be paid to Directors who are Interested Directors.

Portfolio Managers

The management of TCG BDC’s investment portfolio is the responsibility of its Investment Adviser and the Investment Adviser’s investment committee, and TCG BDC considers its Investment Adviser’s investment committee to be its portfolio managers. The majority of the members of the Investment Adviser’s investment committee must approve each new investment that TCG BDC makes, including an affirmative vote of the Chairman of the investment committee. The biographical information of the members of the Investment Adviser’s investment committee is set forth below. The members of the Investment Adviser’s investment committee are not employed by TCG BDC, and receive no compensation from TCG BDC in connection with their portfolio management activities.

Name	Position
Michael A. Hart	Managing Director, Head of CPC, CEO and Chairman of the board of directors of TCG BDC and NFIC and Chairman of Investment Committee
Mark Jenkins	Managing Director, Head of Carlyle Global Credit
Jeffrey S. Levin	Managing Director, President of TCG BDC and NFIC
Thomas Hennigan	Managing Director, Chief Risk Officer of CPC, Chief Risk Officer and Head of Underwriting and Portfolio Management of TCG BDC and NFIC
Grishma Parekh	Managing Director, Head of Origination of TCG BDC, NFIC and Carlyle Global Credit
Linda Pace	Managing Director, Head of Carlyle Loans and Structured Credit
Erica Frontiero	Managing Director, Head of Capital Markets of Carlyle Global Credit

For biographical information of Mr. Hart, see the section entitled “Proposal No .1 Election of Directors—Biographical Information.” For biographical information of Mr. Levin, see the section entitled “Proposal No .1 Election of Directors—Information Regarding Executive Officers Who Are Not Directors.”

Mark Jenkins is a Managing Director of Carlyle and Head of Carlyle Global Credit. Prior to joining Carlyle in 2016, Mr. Jenkins was a Senior Managing Director at Canada Pension Plan Investment Board (CPPIB) where he was responsible for leading CPPIB’s Global Private Investment Group with approximately CAD$56 billion of assets under management. He was Chair of the Credit Investment Committee, Chair of the Private Investments Committee and also managed the portfolio value creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit Investments, which is a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle-market direct lending. Prior to CPPIB, he was Managing Director, Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr. Jenkins worked for 11 years at Goldman Sachs & Co. in senior positions within the Fixed Income and Financing Groups in New York. He served on the boards of Wilton Re, Teine Energy, Antares Capital and Merchant Capital Solutions.

Thomas Hennigan was appointed as TCG BDC’s Chief Risk Officer in 2016. He has been TCG BDC’s Head of Underwriting and Portfolio Management since inception. In addition, Mr. Hennigan serves as the Chief Risk Officer for Carlyle Private Credit. Mr. Hennigan may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. Prior to joining Carlyle in 2011, Mr. Hennigan served as Senior Vice President and Head of Underwriting and Portfolio Management for Churchill Financial, which he joined in 2006. In this role, Mr. Hennigan was responsible for managing Churchill Financial’s underwriting and portfolio management activities, including supervising the professionals involved in the underwriting process and overseeing the firm’s regular portfolio review meetings. Mr. Hennigan joined Churchill Financial from GE Corporate Financial Services. During his four years at GE, Mr. Hennigan had underwriting and portfolio management responsibilities in the Global Sponsor Finance Group and the Global Media and Communications Group. Mr. Hennigan began his career with Wachovia Securities, Inc. in 1998, where he worked in middle market investment banking and loan syndications.

Grishma Parekh was appointed as TCG BDC’s Head of Origination in 2017. In addition to her role, Ms. Parekh also serves as the Head of Origination of Carlyle Global Credit. Since joining Carlyle, Ms. Parekh has been responsible for sourcing, structuring, evaluating and executing middle market private debt and equity investments across various industries. Ms. Parekh may from time to time serve as an officer, director or principal of entities affiliated with Carlyle or of investment vehicles managed by Carlyle and its affiliates. She has served on the board of directors for Shari’s Management, Voice Construction, Combined Systems, and as an observer for Document Technologies and FishNet Security. Prior to joining Carlyle in 2007, Ms. Parekh was an investment banker with JPMorgan in New York.

Linda Pace is the Head of Carlyle Loans and Structured Credit. Since joining Carlyle, Ms. Pace has been responsible for portfolio management for Carlyle High Yield Partners, deploying capital into the U.S. market in cash and synthetic form. Prior to joining Carlyle, Ms. Pace spent 10 years with BHF-Bank AG, where she was co-head of the bank’s syndicated loan group in New York. She invested in leveraged loans on behalf of the bank’s $2 billion on-balance sheet portfolio, as well as their $400 million collateralized loan obligation funds. Prior to that, Ms. Pace worked at Société Générale as a corporate credit analyst.

Erica Frontiero is the Head of Capital Markets for Carlyle Global Credit. Prior to joining Carlyle in 2016, Ms. Frontiero spent twelve years with Antares/GE Capital in Capital Markets, structuring, syndicating, and trading leveraged loans, across a wide spectrum of industries to investors including, banks, hedge funds, pension funds and other financial institutions. She began her professional career at Banc of America Securities (Bank of America Merrill Lynch) in leveraged finance, in New York and in London. She is currently a member of the board of directors of Dress for Success Worldwide and a member of the 2016 class of WomeninPower.org, an executive fellowship program created by the 92Y in Manhattan. Ms. Frontiero is also one of the founding members of the creative advisory board for Orchid Worldwide, a boutique, sales, marketing and Travel Company, and a member of the inaugural class of Pipeline Angels, which aims to increase the number of women angel investors and social entrepreneurs in the U.S.

The table below shows the dollar range of shares of common stock to be beneficially owned by TCG BDC’s portfolio managers as of May 3, 2017.

Name	Aggregate Dollar Range of Equity Securities in TCG BDC(1)
Michael A. Hart	$100,001-$500,000
Mark Jenkins	None
Jeffrey S. Levin	$100,001-$500,000
Thomas Hennigan	$10,001-$50,000
Grishma Parekh	$50,001-$100,000
Linda Pace	$10,001-$50,000
Erica Frontiero	None

(1)	Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.

Market Price, Dividends and Distribution Information of TCG BDC

Market Information

Until the completion of a Qualified IPO, TCG BDC’s outstanding common stock will be offered and sold in transactions exempt from registration under the Securities Act under Section 4(2) and Regulation D, as well as under Regulation S under the Securities Act. There is currently no established public trading market for TCG BDC’s common stock currently, and there can be no assurance that one will develop.

Holders

As of the Record Date, there were approximately 1,681 holders of record of TCG BDC’s common stock.

Distribution Policy

To the extent that TCG BDC has taxable income available, it intends to distribute quarterly dividends to its stockholders. The amount of such dividends, if any, will be determined by the board of directors of TCG BDC. Any dividends to TCG BDC’s stockholders will be declared out of assets legally available for distribution. TCG BDC anticipates that its distributions will generally be paid from taxable earnings, including interest and capital gains generated by its investment portfolio, and any other income, including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees, that it receives from portfolio companies. However, if TCG BDC does not generate sufficient taxable earnings during a year, all or part of a distribution may constitute a return of capital. The specific tax characteristics of TCG BDC’s dividends and other distributions will be reported to stockholders after the end of each calendar year.

TCG BDC has elected to be treated, and intends to continue to qualify annually, as a RIC. To maintain its qualification as a RIC, TCG BDC must, among other things, distribute at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to its stockholders on an annual basis. In order to avoid certain excise taxes imposed on RICs, TCG BDC intends to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary income for the calendar year; (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of the calendar year; and, (3) any undistributed ordinary income and capital gain net income for preceding years that were not distributed during such years and on which TCG BDC paid no U.S. federal income tax less certain over-distributions in prior years. In addition, although TCG BDC currently intends to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, it may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to stockholders. As a BDC, TCG BDC must have at least 200% asset coverage calculated pursuant to the Investment Company Act immediately after each time it issues senior securities. Certain of TCG BDC’s credit facilities also require that TCG BDC maintains asset coverage of at least 200%. As of December 31, 2016, TCG BDC’s asset coverage calculated in accordance with the Investment Company Act was 209.97%. There can be no assurance that TCG BDC will achieve results that will permit the payment of any cash distributions and, to the extent that it issues senior securities, TCG BDC will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of its borrowings.

TCG BDC intends to make distributions in cash unless a stockholder elects to receive dividends and/or long-term capital gains distributions in additional shares of common stock. See the section entitled “—Dividend Reinvestment Plan” below. There can be no assurance that TCG BDC will achieve results that will permit the payment of any cash distributions and, if TCG BDC issues senior securities, it will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of its borrowings.

The following table summarizes TCG BDC’s dividends declared and payables since inception through May 3, 2017 (dollar amounts in thousands, except per share data):

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount	Annualized Dividend Yield(1)
March 13, 2014	March 31, 2014	April 14, 2014	$0.19		$2,449	4.76%
June 26, 2014	June 30, 2014	July 14, 2014	$0.27		$3,481	5.52%
September 12, 2014	September 18, 2014	October 9, 2014	$0.44		$5,956	9.23%
December 19, 2014	December 29, 2014	January 26, 2015	$0.35		$6,276	8.17%
March 11, 2015	March 13, 2015	April 17, 2015	$0.37		$7,833	8.58%
June 24, 2015	June 30, 2015	July 22, 2015	$0.37		$9,902	9.03%
September 24, 2015	September 24, 2015	October 22, 2015	$0.42		$11,670	8.91%
December 29, 2015	December 29, 2015	January 22, 2016	$0.40		$12,610	8.97%
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(2)	$5,674	4.03%
March 10, 2016	March 14, 2016	April 22, 2016	$0.40		$13,337	9.26%
June 8, 2016	June 8, 2016	July 22, 2016	$0.40		$13,943	9.23%
September 28, 2016	September 28, 2016	October 24, 2016	$0.40		$15,917	9.37%
December 29, 2016	December 29, 2016	January 24, 2017	$0.41		$17,098	9.09%
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(2)	$2,919	1.55%
March 20, 2017	March 20, 2017	April 24, 2017	$0.41		$17,100	9.07%

(1)	Annualized dividend yield is calculated by dividing the declared dividend by the weighted average of the net asset value at the beginning of the quarter and the capital called during the quarter and annualizing over 4 quarterly periods.
(2)	Represents a special dividend.

Dividend Reinvestment Plan

TCG BDC has adopted a dividend reinvestment plan that provides for reinvestment of any distributions on behalf of its stockholders, for those who have elected to participate in the plan. As a result of adopting such a plan, if the board of directors of TCG BDC authorizes, and TCG BDC declares a cash dividend or distribution, the stockholders who have elected to participate in the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of TCG BDC’s common stock, rather than receiving cash. Prior to a Qualified IPO, TCG BDC intends to use primarily newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by its board of directors. After a Qualified IPO, TCG BDC intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless TCG BDC instructs the plan administrator otherwise.

Senior Securities

Information about TCG BDC’s senior securities is shown in the following table as of the end of each fiscal year ended December 31, 2016, 2015, 2014 and 2013.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Facilities and 2015-1 Notes
December 31, 2016	$694.9	$2,099.7	—	N/A
December 31, 2015	$507.3	$2,127.0	—	N/A
December 31, 2014	$308.4	$2,096.7	—	N/A
December 31, 2013	$66.8	$3,783.5	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	As a BDC, TCG BDC must have at least 200% asset coverage calculated pursuant to the Investment Company Act immediately after each time it issues senior securities. Asset coverage per unit is the ratio of the carrying value of TCG BDC’s total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading.

Portfolio Companies

The table set forth in “Annex D: Portfolio Companies—Portfolio Companies of TCG BDC” contains certain information as of December 31, 2016 for each portfolio company in which TCG BDC had an investment. Other than these investments, TCG BDC’s only formal relationships with its portfolio companies are the managerial assistance that it may provide upon request and any board observer or participation rights it may receive in connection with its investment. In general, under the Investment Company Act, TCG BDC would be presumed to “control” a portfolio company if it owned more than 25% of such portfolio company’s voting securities and would be an “affiliate” of a portfolio company if it owned more than 5% of such portfolio company’s outstanding voting securities. As a result, for purposes of the Investment Company Act, TCG BDC is presumed to control Middle Market Credit Fund, LLC.

Description of Property

TCG BDC maintains its principal executive office at 520 Madison Avenue, 40th Floor, New York, NY 10022. TCG BDC does not own any real estate.

Legal Proceedings

TCG BDC may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies. TCG BDC is not currently subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against it. See also Note 1 to TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information.”

Changes and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Control Persons and Principal Stockholders

As of the Record Date, there were 41,713,287 shares of common stock of TCG BDC issued and outstanding, and there were 1,681 stockholders of record.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.

The following table sets forth, as of the Record Date, the beneficial ownership as indicated in TCG BDC’s books and records of each current director, each nominee for director, each executive officer of TCG BDC, the executive officers and directors as a group, and each person known to TCG BDC to beneficially own 5% or more of the outstanding shares of TCG BDC’s common stock. To TCG BDC’s knowledge, as of the Record Date, there were no other persons than those listed below who owned 5% or more of the outstanding shares of TCG BDC’s common stock. Except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is 520 Madison Avenue, 40th Floor, New York, NY 10022.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Five-Percent Stockholders:
State of Connecticut acting through its treasurer as trustee	2,557,569	(1)	6.1%
AFA Sjukforsakringsaktiebolag	2,296,929	(2)	5.5%
Directors and Named Executive Officers:
Interested Directors
Michael A. Hart	14,112	(3)	*
Eliot P.S. Merrill	8,507	(4)	*
Independent Directors
Nigel D.T. Andrews	8,507	(5)	*
William P. Hendry	—		*
John G. Nestor	—		*
Named Executive Officers Who Are Not Directors
Mathew Cottrell	—		*
Jeffrey S. Levin	10,757	(6)	*
Orit Mizrachi	1,848	(7)	*
Venugopal Rathi	424	(8)
All Directors and Executive Officers Group (9 persons)	44,155		0.1%

*	Represents less than 1%.
(1)	The address of the State of Connecticut is 55 Elm Street, 6th Floor, Hartford, Connecticut 06106.
(2)	The address of AFA Sjukforsakringsaktiebolag is Klara Soedra Kyrkogata 18, Stockholm, Sweden SE 10627.
(3)	Consists of 14,112 shares of common stock directly owned by Mr. Hart.
(4)	Consists of 8,507 shares of common stock directly owned by Mr. Merrill.
(5)	Consists of 8,507 shares of common stock directly owned by Mr. Andrews.
(6)	Consists of 10,757 shares of common stock directly owned by Mr. Levin.
(7)	Consists of 1,848 shares of common stock directly owned by Ms. Mizrachi.
(8)	Consists of 424 shares of common stock directly owned by Mr. Rathi.

SELECTED FINANCIAL DATA OF TCG BDC

The tables below set forth TCG BDC’s selected consolidated historical financial data for the periods indicated. The selected consolidated historical financial data as of and for the years ended December 31, 2016, 2015, 2014 and 2013 have been derived from TCG BDC’s audited consolidated financial statements, which are included in “Annex C: Financial Statements and Pro Forma Financial Information.” TCG BDC’s historical results are not necessarily indicative of future results. The selected financial data in this section are not intended to replace the financial statements and are qualified in their entirety by the financial statements and related notes included in this filing.

The selected consolidated financial information and other data presented below should be read in conjunction with the information contained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of TCG BDC,” TCG BDC’s audited consolidated financial statements and the notes thereto in “Annex C: Financial Statements and Pro Forma Financial Information.”

	For the years ended December 31,
(dollar amounts in thousands, except per share data)	2016	2015	2014	2013
Consolidated Statements of Operations Data
Income
Total investment income	$110,971	$69,190	$32,984	$4,969
Expenses
Net expenses	51,350	33,666	18,724	6,638
Net investment income (loss)	59,621	35,524	14,260	(1,669)
Net realized gain (loss) on investments	(9,644)	1,164	72	63
Net change in unrealized appreciation (depreciation) on investments	19,832	(18,015)	(8,718)	(321)
Net increase (decrease) in net assets resulting from operations	69,809	18,673	5,614	(1,927)
Per Share Data
Basic and diluted net investment income	$1.65	$1.43	$1.09	$(0.55)
Basic and diluted earnings	$1.93	$0.75	$0.43	$(0.64)
Dividends declared(1)	$1.68	$1.74	$1.25	$—

(1)	Cumulative per share dividends declared by TCG BDC’s board of directors for the years ended December 31, 2016, 2015 and 2014. Cumulative per share dividends declared by TCG BDC’s board of directors for the years ended December 31, 2016 and 2015 included a special dividend of $0.07 and $0.18 per share, respectively. TCG BDC’s board of directors did not declare a dividend during the year ended December 31, 2013.

	As of and for the years ended December 31,
(dollar amounts in thousands, except per share data)	2016	2015	2014	2013
Consolidated Statements of Assets and Liabilities Data
Investments—non-controlled/non-affiliated, at fair value	$1,323,102	$1,052,666	$698,662	$212,807
Investments—controlled/affiliated, at fair value	99,657	—	—	—
Cash and cash equivalents	38,489	41,837	8,754	42,010
Total assets	1,490,155	1,104,032	716,720	260,967
Secured borrowings	421,885	234,313	308,441	66,822
2015-1 Notes payable	270,849	270,644	—	—
Total liabilities	726,018	532,306	378,463	74,965
Total net assets	764,137	571,726	338,257	186,002
Net assets per share	$18.32	$18.14	$18.86	$19.42
Other Data:
Number of portfolio companies/structured finance obligation/investment fund at year end	86	85	72	27
Average funded investments in new portfolio companies/structured finance obligations(1)	12,188	12,996	10,597	6,751
Total return based on net asset value(2)	10.25%	5.41%	3.55%	(2.90%)

(1)	Average is calculated per portfolio company based on the total amount funded during the period divided by the number of portfolio companies invested/structured finance obligations made during the period.
(2)	Total return is based on the change in net asset value per share during the year plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning net asset value for the year. Total return for the years/periods ended December 31, 2016, 2015, 2014 and 2013 was inclusive of $0.01, $0.11, $0.09 and $0.32, respectively, per share increase in net asset value related to the offering price of TCG BDC’s common stock. Excluding the effects of the higher offering price of TCG BDC’s common stock, total return would have been 10.20%, 4.83%, 3.09% and (4.50%), respectively (refer to Note 9 to TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for additional information). Total return based on change in net asset value for the year ended December 31, 2013 was calculated for the period from commencement of operations through December 31, 2013.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF TCG BDC

The following discussion and analysis of TCG BDC’s financial condition and results of operations should be read in conjunction with the section entitled “Selected Financial Information of TCG BDC” and TCG BDC’s consolidated financial statements and related notes in “Annex C: Financial Statements and Pro Forma Financial Information.” This discussion contains forward-looking statements and involves numerous risks and uncertainties, including, but not limited to those described in “Annex B: Risk Factors.” TCG BDC’s actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Annex B: Risk Factors” and the section entitled “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this Proxy Statement/Private Placement Memorandum.

Overview

TCG BDC is a Maryland corporation formed on February 8, 2012, and structured as an externally managed, non-diversified closed-end investment company. TCG BDC has elected to be regulated as a BDC under the Investment Company Act. TCG BDC has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code.

TCG BDC’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which it defines as companies with approximately $10 million to $100 million of EBITDA. TCG BDC seeks to achieve its investment objective primarily through direct originations of in Middle Market Senior Loans, with the balance of its assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities). TCG BDC generally makes Middle Market Senior Loans to private U.S. middle market companies that are, in many cases, controlled by private equity firms. Depending on market conditions, TCG BDC expects that between 70% and 80% of the value of its assets will be invested in Middle Market Senior Loans. TCG BDC expects that the composition of its portfolio will change over time given the Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which TCG BDC is operating.

TCG BDC is externally managed by the Investment Adviser, an investment adviser registered under the Advisers Act. The Administrator provides the administrative services necessary for TCG BDC to operate. Both the Investment Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of Carlyle.

In conducting its investment activities, TCG BDC believes that it benefits from the significant scale and resources of Carlyle, including the Investment Adviser and its affiliates. TCG BDC has operated its business as a BDC since it began its investment activities in May 2013.

Key Components of TCG BDC’s Results of Operations

Investments

TCG BDC’s level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt available to middle market companies, the general economic environment and the competitive environment for the type of investments TCG BDC makes.

Revenue

TCG BDC generates revenue primarily in the form of interest income on debt investments it holds. In addition, TCG BDC generates income from dividends on direct equity investments, capital gains on the sales of loans and debt and equity securities and various loan origination and other fees. TCG BDC’s debt investments generally have a stated term of five to eight years and generally bear interest at a floating rate usually determined on the basis of a benchmark such as LIBOR. Interest on these debt investments is generally paid quarterly. In some instances, TCG BDC receives payments on its debt investments based on scheduled amortization of the outstanding balances. In addition, TCG BDC receives repayments of some of its debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. TCG BDC’s portfolio activity also reflects the proceeds of sales of securities. TCG BDC may also generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees.

Expenses

TCG BDC’s primary operating expenses include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to the Investment Adviser pursuant to the TCG BDC Investment Advisory Agreement between TCG BDC and the Investment Adviser; (ii) costs and other expenses and TCG BDC’s allocable portion of overhead incurred by the Administrator in performing its administrative obligations under the TCG BDC Administration Agreement between TCG BDC and the Administrator; and (iii) other operating expenses as detailed below:

•	the costs of any other offerings of its common stock and other securities, if any;

•	calculating individual asset values and its net asset value (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expenses, incurred by the Investment Adviser, or members of the Investment Adviser team managing TCG BDC’s investments, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, expenses of enforcing TCG BDC’s rights;

•	the base management fee and any incentive fee payable under the TCG BDC Investment Advisory Agreement;

•	certain costs and expenses relating to distributions paid on TCG BDC’s shares;

•	administration fees payable under the TCG BDC Administration Agreement and TCG BDC Sub-Administration Agreements, including related expenses;

•	debt service and other costs of borrowings or other financing arrangements;

•	the allocated costs incurred by the Investment Adviser in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	the costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	federal and state registration fees;

•	any U.S. federal, state and local taxes, including any excise taxes;

•	independent director fees and expenses;

•

costs of preparing financial statements and maintaining books and records, costs of preparing tax returns, costs of Sarbanes-Oxley Act compliance and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies), and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation or review of the foregoing;

•	the costs of any reports, proxy statements or other notices to its stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	the costs of specialty and custom software for monitoring risk, compliance and overall portfolio, including any development costs incurred prior to the filing of its election to be regulated as a BDC;

•	its fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct fees and expenses associated with independent audits, agency, consulting and legal costs; and

•	all other expenses incurred by TCG BDC or the Administrator in connection with administering TCG BDC’s business, including TCG BDC’s allocable share of certain officers and their staff compensation.

TCG BDC expect its general and administrative expenses to be relatively stable or to decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

Portfolio and Investment Activity

As of December 31, 2016, the fair value of TCG BDC’s investments was approximately $1,422,759 thousand, comprised of 86 portfolio companies/structured finance obligations/investment fund. As of December 31, 2015, the fair value of TCG BDC’s investments was approximately $1,052,666 thousand, comprised of 85 portfolios companies/structured finance obligations. As of December 31, 2014, the fair value of TCG BDC’s investments was approximately $698,662 thousand, comprised of 72 portfolio companies/structured finance obligations as of December 31, 2014.

Based on fair value as of December 31, 2016, TCG BDC’s portfolio consisted of approximately 92.2% in secured debt (80.1% in first lien debt (including 12.9% in first lien/last out loans) and 12.1% in second lien debt), 7% in Credit Fund, 0.37% in structured finance obligations and 0.46% in equity investments. Based on fair value as of December 31, 2016, approximately 1% of TCG BDC’s debt portfolio was invested in debt bearing a fixed interest rate and approximately 99% of TCG BDC’s debt portfolio was invested in debt bearing a floating interest rate with an interest rate floor.

Based on fair value as of December 31, 2015, TCG BDC’s portfolio consisted of approximately 95.5% in secured debt (75.5% in first lien debt (including 11.7% in first lien/last out loans) and 20.0% in second lien debt), 4.3% in structured finance obligations and 0.2% in equity investments. Based on fair value as of December 31, 2015, approximately 3% of TCG BDC’s debt portfolio was invested in debt bearing a fixed interest rate and approximately 97% of TCG BDC’s debt portfolio was invested in debt bearing a floating interest rate with an interest rate floor.

TCG BDC’s investment activity for the years ended December 31, 2016, 2015 and 2014 is presented below (information presented herein is at amortized cost unless otherwise indicated):

	For the years ended December 31,
(dollar amounts in thousands)	2016	2015	2014
Investments:
Total Investments as of January 1	$1,079,720	$707,701	$213,128
New Investments purchased	755,654	597,811	614,622
Net accretion of discount on investments	5,605	3,035	1,108
Net realized gain (loss) on investments	(9,644)	1,164	72
Investments sold or repaid	(401,354)	(229,991)	(121,229)

Total Investments as of December 31	$1,429,981	$1,079,720	$707,701

Principal amount of investments funded:
First Lien Debt	$604,514	$481,510	$457,212
Second Lien Debt	38,950	115,250	80,790
Structured Finance Obligations	—	15,760	115,638
Equity Investments	2,856	1,507	—
Investment Fund	119,785	—	—

Total	$766,105	$614,027	$653,640

Principal amount of investments sold or repaid:
First Lien Debt	$(254,921)	$(191,718)	$(77,040)
Second Lien Debt	(83,279)	(8,000)	(9,500)
Structured Finance Obligations	(81,442)	(39,475)	(31,363)
Investment Fund	(22,400)	—	—

Total	$(442,042)	$(239,193)	$(117,903)

Number of new funded investments	62	46	58
Average amount of new funded investments	$12,188	$12,996	$10,597
Percentage of new funded debt investments at floating interest rates	100%	98%	98%

As of December 31, 2016 and 2015, investments consisted of the following:

(dollar amounts in thousands)	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First Lien Debt	$1,145,326	$1,139,548	$800,857	$795,034
Second Lien Debt	172,960	171,864	216,708	210,396
Structured Finance Obligations	9,239	5,216	59,940	44,812
Equity Investments	5,071	6,474	2,215	2,424
Investment Fund	97,385	99,657	—	—

Total	$1,429,981	$1,422,759	$1,079,720	$1,052,666

The weighted average yields (1) for TCG BDC’s first and second lien debt, based on the amortized cost and fair value as of December 31, 2016 and 2015, were as follows:

(dollar amounts in thousands)	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First Lien Debt (excluding First Lien/Last Out)	7.09%	7.15%	6.65%	6.74%
First Lien/Last Out Unitranche	12.33%	12.12%	11.83%	11.53%

First Lien Debt Total	7.92%	7.96%	7.43%	7.48%
Second Lien Debt	9.97%	10.04%	9.80%	10.09%

First and Second Lien Debt Total	8.19%	8.23%	7.93%	8.03%

(1)	Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2016 and 2015. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Total weighted average yields (which includes the effect of accretion of discount and amortization of premiums) of TCG BDC’s first and second lien debt investments as measured on an amortized cost basis, increased from 7.93% to 8.19% from December 31, 2015 to December 31, 2016. The increase in weighted average yields was mainly due to originations of new investments with higher weighted average yields of 8.31% and sale/ repayments of the existing investments with lower weighted average yields of 8.03%.

The following table summarizes the fair value of 7.93% to 8.19% performing and non-performing investments as of December 31, 2016 and December 31, 2015.

(dollar amounts in thousands)	December 31, 2016		December 31, 2015
	Fair Value	Percentage	Fair Value	Percentage
Performing	$1,415,131	99.5%	$1,415,131	100.00%
Non-accrual(1)	7,628	0.5%	—	—

Total	$1,422,759	100.0%	$1,415,131	100.00%

(1)	Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest has been paid current and, in management’s judgment, likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. See “—Critical Accounting Policies—Revenue Recognition.”

See the Consolidated Schedules of Investments as of December 31, 2016 and 2015 in TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for more information on these investments, including a list of companies and type and amount of investments.

As part of the monitoring process, the Investment Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of TCG BDC’s debt investments and rates each of them based on the following categories, which TCG BDC refers to as “Internal Risk Ratings”:

Internal Risk Ratings Definitions

Rating	Definition
1	Performing—Low Risk: Borrower is operating more than 10% ahead of the base case.

2	Performing—Stable Risk: Borrower is operating within 10% of the base case (above or below). This is the initial rating assigned to all new borrowers.

3	Performing—Management Notice: Borrower is operating more than 10% below the base case. A financial covenant default may have occurred, but there is a low risk of payment default.

4	Watch List: Borrower is operating more than 20% below the base case and there is a high risk of covenant default, or it may have already occurred. Payments are current although subject to greater uncertainty, and there is moderate to high risk of payment default.

5	Watch List—Possible Loss: Borrower is operating more than 30% below the base case. At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have occurred. Loss of principal is possible.

6	Watch List—Probable Loss: Borrower is operating more than 40% below the base case, and at the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have already occurred. Additionally, the prospects for improvement in the borrower’s situation are sufficiently negative that impairment of some or all principal is probable.

The Investment Adviser’s risk rating model is based on evaluating portfolio company performance in comparison to the base case when considering certain credit metrics including, but not limited to, adjusted EBITDA and net senior leverage as well as specific events including, but not limited to, default and impairment.

The Investment Adviser monitors and, when appropriate, changes the investment ratings assigned to each debt investment in TCG BDC’s portfolio. In connection with TCG BDC’s quarterly valuation process, the Investment Adviser reviews TCG BDC’s investment ratings on a regular basis. The following table summarizes the Internal Risk Ratings as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
(dollar amounts in millions)	Fair Value	% of Fair Value	Fair Value	% of Fair Value
Internal Risk Rating 1	$59.3	4.52%	$71.2	7.08%
Internal Risk Rating 2	1,055.7	80.50	809.7	80.54
Internal Risk Rating 3	100.9	7.70	112.3	11.17
Internal Risk Rating 4	75.7	5.77	12.2	1.21
Internal Risk Rating 5	12.2	0.93	—	—
Internal Risk Rating 6	7.6	0.58	—	—

Total	$1,311.4	100.00%	$1,005.4	100.00%

As of December 31, 2016 and 2015, the weighted average Internal Risk Rating of TCG BDC’s debt investment portfolio was 2.2 and 2.1, respectively. As of December 31, 2016, 8 of TCG BDC’s debt investments, with an aggregate fair value of $95.5 million, were assigned an Internal Risk Rating of 4 and higher. As of December 31, 2015, 2 of TCG BDC’s debt investments, with an aggregate fair value of $12.2 million, were assigned an Internal Risk Rating of 4 and higher. As of December 31, 2016, one first lien debt investment in the portfolio was non-performing and downgraded to Internal Risk Rating of 6. The fair value of the loan in the portfolio on non-accrual status was $7.6 million, which represents approximately 0.58% of total first and second lien investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of December 31, 2016 and for the year then ended. During the year ended December 31, 2016, 6 new investments with an aggregate fair value of $85.8 million were downgraded to Internal Risk Rating of 4 or higher due to changes in financial condition and performance of the respective portfolio companies.

Consolidated Results of Operations

For the years ended December 31, 2016, 2015 and 2014

The net increase or decrease in net assets from operations may vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and net change in unrealized appreciation and depreciation. As a result, quarterly comparisons may not be meaningful.

Investment Income

Investment income for the years ended December 31, 2016, 2015 and 2014, was as follows:

(dollar amounts in thousands)	For the years ended December 31,
	2016	2015	2014
Investment income:
First Lien Debt	$83,713	$45,654	$18,028
Second Lien Debt	23,190	15,357	5,716
Structured Finance Obligations	887	8,160	9,233
Equity Investments	13	12	—
Investment Fund	3,140	—	—
Cash	28	7	7

Total investment income	$110,971	$69,190	$32,984

The increase in investment income for the year ended December 31, 2016 from the comparable period in 2015 was primarily driven by TCG BDC’s deployment of capital, increasing invested balance, increased fees and other income from syndications, amendments and prepayments, and dividends declared by Credit Fund. The size of TCG BDC’s portfolio increased to $1,429,981 thousand as of December 31, 2016 from $1,079,720 thousand as of December 31, 2015, at amortized cost, and total principal amount of investments outstanding increased to $1,467,133 thousand as of December 31, 2016 from $1,142,364 thousand as of December 31, 2015. The increase in interest income was also due to the increase in the weighted average yield. As of December 31, 2016, the weighted average yield of TCG BDC’s first and second lien debt increased to 8.19% from 7.93% as of December 31, 2015, on amortized cost.

The increase in investment income for the year ended December 31, 2015 from the comparable period in 2014 was primarily driven by TCG BDC’s deployment of capital and increasing invested balance. The size of TCG BDC’s portfolio increased to $1,079,720 thousand as of December 31, 2015 from $707,701 thousand as of December 31, 2014, at amortized cost, and total principal amount of investments outstanding increased to $1,142,364 thousand as of December 31, 2015 from $767,530 thousand as of December 31, 2014. The increase in interest income was also due to the increase in the weighted average yield. As of December 31, 2015, the weighted average yield of TCG BDC’s first and second lien debt increased to 7.93% from 6.70% as of December 31, 2014, on amortized cost.

Interest income on TCG BDC’s first and second lien debt investments is dependent on the composition and credit quality of the portfolio. Generally, TCG BDC expects the portfolio to generate predictable quarterly interest income based on the terms stated in each loan’s credit agreement. As of December 31, 2016, one first lien debt investment in the portfolio was non-performing. The fair value of the loan in the portfolio on non-accrual status was $7,628 thousand which represents approximately 0.5% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of December 31, 2016 and for the year then ended. As of December 31, 2015 and 2014 and for the years then ended, all of TCG BDC’s first and second lien debt investments were performing and current on their interest payments. Interest income from structured finance obligations is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows. The effective yield is updated periodically based on payments received and expected future payments. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted TCG BDC’s estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.

For the years ended December 31, 2016, 2015 and 2014, TCG BDC earned $6,635, $834 and $244, respectively, in other income. The increase in other income for the year ended December 31, 2016 from December 31, 2015 was primarily due to higher syndication and prepayment fees resulting from partial and/or full paydowns on select investments.

TCG BDC’s total dividend and interest income from investments in Credit Fund totaled $3,140 for the year ended December 31, 2016. TCG BDC made its first investment in Credit Fund in February 2016.

Net investment income (loss) for the years ended December 31, 2016, 2015 and 2014 was as follows:

(dollar amounts in thousands)	For the years ended December 31,
	2016	2015	2014
Total investment income	$110,971	$69,190	$32,984
Net expenses	(51,350)	(33,666)	(18,724)

Net investment income (loss)	$59,621	$35,524	$14,260

Expenses

(dollar amounts in thousands)	For the years ended December 31,
	2016	2015	2014
Base management fees	$18,539	$13,361	$6,559
Incentive fees	14,905	8,881	3,578
Professional fees	2,103	1,845	2,169
Administrative service fees	703	595	626
Interest expense	16,462	9,582	3,648
Credit facility fees	2,573	1,898	3,052
Directors’ fees and expenses	553	419	395
Other general and administrative	1,692	1,539	883
Waiver of base management fees	(6,180)	(4,454)	(2,186)

Net expenses	$51,350	$33,666	$18,724

Interest expense and credit facility fees for the years ended December 31, 2016, 2015 and 2014 were comprised of the following:

(dollar amounts in thousands)	For the years ended December 31,
	2016	2015	2014
Interest expense	$16,462	$9,582	$3,648
Facility unused commitment fee	1,253	847	1,129
Amortization of deferred financing costs	1,213	945	1,820
Other fees	107	106	103

Total interest expense and credit facility fees	$19,035	$11,480	$6,700

Cash paid for interest expense	$15,267	$8,083	$2,882

The increase in interest expense for the year ended December 31, 2016 compared to the comparable period in 2015 was driven by increased drawings under the TCG BDC Facilities related to increased deployment of capital for investments, and additional debt issued through the securitization in the form of the 2015-1 Notes (see Note 7 to TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for more information). For the year ended December 31, 2016, the average interest rate increased to 2.81% from 2.31% for the comparable period in 2015, and average principal debt outstanding increased to $580,734 thousand from $406,638 thousand for the comparable period in 2015.

The increase in interest expense for the year ended December 31, 2015 compared to the comparable period in 2014 was driven by increased drawings under the TCG BDC Facilities related to increased deployment of capital for investments. For the year ended December 31, 2015, the average interest rate increased to 2.31% from 2.18% for the comparable period in 2014, and average principal debt outstanding increased to $406,638 thousand from $164,980 thousand for the comparable period in 2014.

The increase in base management fees (and related waiver of base management fees) and incentive fees related to pre-incentive fee net investment income for the year ended December 31, 2016 from the comparable period in 2015 and for the year ended December 31, 2015 from the comparable period in 2014 was driven by TCG BDC’s deployment of capital and its increasing invested balance. For the years ended December 31, 2016, 2015 and 2014, base management fees were $12,359 thousand, $8,907 thousand and $4,373 thousand, respectively (net of waiver of $6,180, $4,454 and $2,186, respectively); incentive fees related to pre-incentive fee net investment income were $14,905 thousand, $8,881 thousand and $3,578 thousand, respectively, and there were no incentive fees related to realized capital gains. For the year ended December 31, 2016, 2015 and 2014 TCG BDC recorded no accrued capital gains incentive fees based upon its cumulative net realized and unrealized appreciation (depreciation) as of December 31, 2016, 2015 and 2014, respectively. The accrual for any capital gains incentive fee under accounting principles generally accepted in the United States (“US GAAP”) in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. See Note 4 to TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for more information on the incentive and base management fees.

Professional fees include legal, rating agencies, audit, tax, valuation, technology and other professional fees incurred related to the management of TCG BDC. Administrative service fees represent fees paid to the Administrator for TCG BDC’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including TCG BDC’s allocable portion of the cost of certain of TCG BDC’s executive officers and their respective staff. Other general and administrative expenses include insurance, filing, research, subscriptions and other costs. The increase in other general and administrative expenses for the year ended December 31, 2016 from the comparable period in 2015 and for the year ended in December 31, 2015 from the comparable period in 2014 was primarily driven by the increased deployment of capital.

Net Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) on Investments

During the years ended December 31, 2016, 2015 and 2014, TCG BDC had realized gains on 10, 8, and 4, investments, respectively, totaling approximately $864 thousand, $1,622 thousand, and $391 thousand, respectively, which was offset by realized losses on 14, 6, and 3, investments, respectively, totaling approximately $10,508 thousand, $458 thousand, and $319 thousand, respectively. During the years ended December 31, 2016, 2015 and 2014, TCG BDC had a change in unrealized appreciation on 104, 48, and 25 investments, respectively, totaling approximately $41,130 thousand, $8,597 thousand, and $2,931 thousand, respectively, which was offset by a change in unrealized depreciation on 24, 71, and 65 investments, respectively, totaling approximately $21,298 thousand, $26,612 thousand, and $11,649 thousand, respectively.

Net realized gain (loss) and net change in unrealized appreciation (depreciation) for the years ended December 31, 2016, 2015 and 2014, were as follows:

(dollar amounts in thousands)	For the years ended December 31,
	2016	2015	2014
Net realized gain (loss) on investments	$(9,644)	$1,164	$72
Net change in unrealized appreciation (depreciation) on investments	19,832	(18,015)	(8,718)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	$10,188	$(16,851)	$(8,646)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) by the type of investments for the years ended December 31, 2016, 2015 and 2014 were as follows:

(dollar amounts in thousands)	For the years ended December 31,
	2016		2015		2014
Type	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
First Lien Debt	$383	$46	$208	$(3,160)	$—	$(2,829)
Second Lien Debt	275	5,216	—	(2,925)	120	(2,518)
Structured Finance Obligations	(10,302)	11,105	956	(12,139)	(48)	(3,371)
Equity Investments	—	1,193	—	209	—	—
Investment Fund	—	2,272	—	—	—	—

Total	$(9,644)	$19,832	$1,164	$(18,015)	$72	$(8,718)

Net change in unrealized appreciation in TCG BDC’s investments for the year ended December 31, 2016 compared to the comparable period in 2015 was primarily due to a tightening spread environment during the year. Net change in unrealized depreciation in TCG BDC’s investments for the year ended December 31, 2015 compared to the comparable period in 2014 was primarily due to a widening spread environment during the last six months of the year.

Middle Market Credit Fund, LLC

Overview

On February 29, 2016, TCG BDC and Credit Partners entered into an amended and restated limited liability company agreement, which was subsequently amended on June 24, 2016 (as amended, the “Limited Liability

Company Agreement”) to co-manage Middle Market Credit Fund, LLC (“Credit Fund”), an unconsolidated Delaware limited liability company. Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which TCG BDC and Credit Partners each have equal representation. Establishing a quorum for Credit Fund’s board of managers requires at least four members to be present at a meeting, including at least two of our representatives and two of Credit Partners’ representatives. TCG BDC and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 thousand each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by TCG BDC. By virtue of its membership interest, TCG BDC and Credit Partners each indirectly bear an allocable share of all expenses and other obligations of Credit Fund.

Together with Credit Partners, TCG BDC co-invests through Credit Fund. Investment opportunities for Credit Fund are sourced primarily by TCG BDC and TCG BDC’s affiliates. Portfolio and investment decisions with respect to Credit Fund must be unanimously approved by a quorum of Credit Fund’s investment committee consisting of an equal number of representatives of TCG BDC and Credit Partners. Therefore, although TCG BDC owns more than 25% of the voting securities of Credit Fund, TCG BDC does not believe that it has control over Credit Fund (other than for purposes of the Investment Company Act). Middle Market Credit Fund SPV, LLC (the “Credit Fund Sub”), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub primarily invests in first lien loans of middle market companies. Credit Fund Sub is a wholly owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation. Credit Fund follows the same Internal Risk Rating system as TCG BDC.

Credit Fund, TCG BDC and Credit Partners entered into an administration agreement with the Administrator, pursuant to which the Administrator is delegated certain administrative and non-discretionary functions, is authorized to enter into sub-administration agreements at our expense with the approval of the board of managers of Credit Fund, and is reimbursed by Credit Fund for its costs and expenses and Credit Fund’s allocable portion of overhead incurred by the Administrator in performing its obligations thereunder.

Selected Financial Data

Since inception of Credit Fund and through December 31, 2016, TCG BDC and Credit Partners each made capital contributions of $1 thousand in members’ equity and $35,000 thousand in subordinated loans to Credit Fund. Additionally, Credit Fund had net borrowings of $62,384 thousand in mezzanine loans under a revolving credit facility with TCG BDC (the “Credit Fund Facility”). As of December 31, 2016, Credit Fund had subordinated loans and members’ capital of $74,547 thousand and mezzanine loans of $62,384 thousand. TCG BDC’s ownership interest in such subordinated loans and members’ capital was $37,273 thousand and in such mezzanine loans was $62,384 thousand. The interest rate for Credit Fund’s mezzanine loans is LIBOR plus 9.50% with a maturity date of June 24, 2017. The interest rate for Credit Fund’s subordinated loans was 0.001% with a maturity date of March 1, 2021. As of December 31, 2016, Credit Fund had subordinated loans and members’ capital of $74,547 thousand and mezzanine loans of $62,384 thousand.

As of December 31, 2016, Credit Fund held cash and cash equivalents totaling $6,103 thousand.

As of December 31, 2016, Credit Fund had total investments at fair value of $437,829, which was comprised of first lien senior secured loans and second lien senior secured loans to 28 portfolio companies. As of December 31, 2016, no loans in Credit Fund’s portfolio were on non-accrual status or contained PIK provisions. All investments in the portfolio were floating rate debt instruments. The portfolio companies in Credit Fund are U.S. middle market companies in industries similar to those in which TCG BDC may invest directly. Additionally, as of December 31, 2016, Credit Fund had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $30,361 thousand.

Below is a summary of Credit Fund’s portfolio, followed by a listing of the loans in Credit Fund’s portfolio as of December 31, 2016:

(dollar amounts in thousands)	As of December 31, 2016
Senior secured loans(1)	$439,086
Weighted average yields of senior secured loans based on amortized cost(2)	6.47%
Weighted average yields of senior secured loans based on fair value(2)	6.41%
Number of portfolio companies in Credit Fund	28

(1)	At par/principal amount.
(2)	Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rate as of December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Consolidated Schedule of Investments as of December 31, 2016

(dollar amounts in thousands)
Investments(1)	Industry	Interest Rate(2)	Maturity Date	Par/ Principal Amount	Amortized Cost(5)	Fair Value(6)
First Lien Debt (99.31% of fair value)
AM Conservation Holding Corporation(2)(3)(4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	$30,000	$29,721	$29,925
Datapipe, Inc.(2)(3)(4)(11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,654	9,764
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)(2)(3)(4)(11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,850	19,580	19,723
Diversitech Corporation(2)(4)(10)(11)	Capital Equipment	P + 3.50%	11/19/2021	14,803	14,617	14,803
DTI Holdco, Inc.(2)(3)(4)(7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,950	19,751	19,651
DYK Prime Acquisition LLC(2)(3)(4)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	4/1/2022	5,775	5,735	5,775
EAG, Inc.(2)(3)(4)(11)	Services: Business	L + 4.25% (1.00% Floor)	7/28/2018	8,713	8,686	8,720
EIP Merger Sub, LLC (Evolve IP)(2)(3)(4)(8)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,971	22,323	22,509
EIP Merger Sub, LLC (Evolve IP)(2)(3)(4)(9)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,455	1,468
Empower Payments Acquisitions, Inc.(2)(3)(7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,500	17,154	17,279
Generation Brands Holdings, Inc.(2)(3)(4)	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	19,900	19,712	20,099

Consolidated Schedule of Investments as of December 31, 2016

(dollar amounts in thousands)
Investments(1)	Industry	Interest Rate(2)	Maturity Date	Par/ Principal Amount	Amortized Cost(5)	Fair Value(6)
Jensen Hughes, Inc.(2)(3)(4)(10)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,409	20,188	20,327
Kestra Financial, Inc.(2)(3)(4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,900	19,632	19,814
MSHC, Inc.(2)(3)(4)(10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	13,177	13,062	13,003
PAI Holdco, Inc. (Parts Authority)(2)(3)(4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,950	9,886	9,950
Pasternack Enterprises, Inc. (Infinite RF)(2)(3)(4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,941	11,844	11,941
Q Holding Company(2)(3)(4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,964	13,828	13,941
QW Holding Corporation (Quala)(2)(3)(4)(7)(10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	8,975	8,413	9,030
Restaurant Technologies, Inc.(2)(3)(4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	23,514	23,117	23,443
RelaDyne Inc.(2)(3)(4)(10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	14,000	13,871	13,969
Systems Maintenance Services Holding, Inc.(2)(3)(4)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	12,000	11,885	12,001
T2 Systems Canada, Inc.(2)(3)(4)(11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,700	2,635	2,727
T2 Systems, Inc.(2)(3)(4)(10)(11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,300	14,888	15,473
The Original Cakerie, Ltd. (Canada)(2)(3)(4)(10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	7,009	6,946	7,009
The Original Cakerie, Co. (Canada)(2)(3)(4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,621	3,591	3,621
U.S. Acute Care Solutions, LLC(2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,400	26,154	26,336
U.S. Anesthesia Partners, Inc.(2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,374	10,275	10,362
Vantage Specialty Chemicals, Inc.(2)(3)(4)(11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,910	17,786	17,903
WIRB—Copernicus Group, Inc.(2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	7,980	7,916	8,050
Zest Holdings, LLC(2)(3)(4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	8,700	8,658	8,749
Zywave, Inc.(2)(3)(4)(7)(10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,500	17,315	17,434

First Lien Debt Total					$430,278	$434,799

Second Lien Debt (0.69% of fair value)
Vantage Specialty Chemicals, Inc.(2)(3)(4)(11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	$2,000	$1,960	$1,987
Zywave, Inc.(2)(3)(4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,034	1,043

Second Lien Debt Total					$2,994	$3,030

Total Investments					$433,272	$437,829

(1)	Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of December 31, 2016, the geographical composition of investments as a percentage of fair value was 2.43% in Canada and 97.57% in the United States.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 3.75%.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.
(5)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(6)	Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in “—Critical Accounting Policies—Fair Value Measurements.”
(7)	Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.
(8)	Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(9)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.84%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(10)	As of December 31, 2016, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

(dollar amounts in thousands)
First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Diversitech Corporation	Delayed Draw	1.00%	$5,000	$—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(7)
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(5)
MSHC, Inc.	Delayed Draw	1.50%	1,790	(21)
QW Holding Corporation (Quala)	Revolver	1.00%	5,086	14
QW Holding Corporation (Quala)	Delayed Draw	1.00%	5,918	17
RelaDyne Inc.	Revolver	0.50%	2,162	(6)
RelaDyne Inc.	Delayed Draw	0.50%	1,824	(5)
T2 Systems, Inc.	Revolver	1.00%	1,955	20
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	(5)

Total unfunded commitments			$30,361	$2

(11)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

Below is certain summarized consolidated financial information for Credit Fund as of December 31, 2016. Credit Fund commenced operations in May 2016.

(dollar amounts in thousands)	December 31, 2016
Selected Consolidated Balance Sheet Information
ASSETS
Investments, at fair value (amortized cost of $433,272)	$437,829
Cash and other assets	11,326

Total assets	$449,155

LIABILITIES AND MEMBERS’ EQUITY
Secured borrowings	$248,540
Mezzanine loans	62,384
Other liabilities	63,684
Subordinated loans and members’ equity	74,547

Liabilities and members’ equity	$449,155

Selected Consolidated Statement of Operations Information:
Total investment income	$9,973

Expenses
Interest and credit facility expenses	5,410
Other expenses	1,266

Total expenses	6,676

Net investment income (loss)	3,297

Net realized gain (loss) on investments	41
Net change in unrealized appreciation (depreciation) on investments	4,557

Net increase (decrease) resulting from operations	$7,895

Debt

Credit Fund Facility

On June 24, 2016 Credit Fund entered into the Credit Fund Facility with TCG BDC pursuant to which Credit Fund may from time to time request mezzanine loans from TCG BDC. The maximum principal amount of the Credit Fund Facility is $100,000 thousand. The maturity date of the Credit Fund Facility is June 24, 2017. Amounts borrowed under the Credit Fund Facility bear interest at a rate of LIBOR plus 9.50%.

During the year ended December 31, 2016, there were mezzanine loan borrowings of $84,784 thousand and repayments of $22,400 thousand under the Credit Fund Facility. As of December 31, 2016, there were $62,384 thousand in mezzanine loans outstanding.

Credit Fund Sub Facility

On June 24, 2016, Credit Fund Sub closed on the Credit Fund Sub Facility with lenders. The Credit Fund Sub Facility provides for secured borrowings during the applicable revolving period up to an amount equal to $450,000 thousand, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $1,400,000 thousand. The facility is secured by a first lien security interest in substantially all of the portfolio investments held by Credit Fund Sub and TCG BDC’s and Credit Partners’ unfunded capital commitments. The maturity date of the Credit Fund Sub Facility is June 24, 2022. Amounts borrowed under the Credit Fund Sub Facility bear interest at a rate of LIBOR plus 2.50%.

During the year ended December 31, 2016, there were secured borrowings of $248,540 thousand under the Credit Fund Sub Facility. As of December  31, 2016, there was $248,540 thousand in secured borrowings outstanding.

Financial Condition, Liquidity and Capital Resources

TCG BDC generates cash from the net proceeds of offerings of its common stock and through cash flows from operations, including investment sales and repayments as well as income earned on investments and cash equivalents. TCG BDC may also fund a portion of its investments through borrowings under the TCG BDC Facilities, as well as through securitization of a portion of TCG BDC’s existing investments.

The TCG BDC SPV closed on May 24, 2013 on the TCG BDC SPV Credit Facility, which was subsequently amended on June 30, 2014, June 19, 2015 and June 9, 2016. The TCG BDC SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $400,000 thousand (the borrowing base as calculated pursuant to the terms of the TCG BDC SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments TCG BDC has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $750,000 thousand, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the TCG BDC SPV Credit Facility, including adequate collateral to support such borrowings. The TCG BDC SPV Credit Facility imposes financial and operating covenants on TCG BDC and the TCG BDC SPV that restrict TCG BDC’s and the TCG BDC SPV’s business activities. Continued compliance with these covenants will depend on many factors, some of which are beyond TCG BDC’s control.

TCG BDC closed on March 21, 2014 on the TCG BDC Credit Facility, which was subsequently amended on January 8, 2015 and May 25, 2016. The maximum principal amount of the TCG BDC Credit Facility is $220,000 thousand, subject to availability under the TCG BDC Credit Facility, which is based on certain advance rates multiplied by the value of TCG BDC’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that TCG BDC may incur in accordance with the terms of the TCG BDC Credit Facility. Proceeds of the TCG BDC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. Maximum capacity under the TCG BDC Credit Facility may be increased, subject to certain conditions, to $225,000 thousand through the exercise by TCG BDC of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The TCG BDC Credit Facility includes a $20,000 thousand limit for swingline loans and a $5,000 thousand limit for letters of credit. Subject to certain exceptions, the TCG BDC Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by TCG BDC. The TCG BDC Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.

As of December 31, 2016, TCG BDC was in material compliance with the financial and operating covenants of the TCG BDC Facilities and 2015-1 Notes. Although TCG BDC believes that itself and the TCG BDC SPV will remain in compliance, there are no assurances that TCG BDC or the TCG BDC SPV will continue to comply with the covenants in the TCG BDC Credit Facility and the TCG BDC SPV Credit Facility, as applicable. Failure to comply with these covenants could result in a default under the TCG BDC Credit Facility and/or the TCG BDC SPV Credit Facility that, if TCG BDC or the TCG BDC SPV were unable to obtain a waiver from the applicable lenders, could result in the immediate acceleration of the amounts due under the TCG BDC Credit Facility and/or the TCG BDC SPV Credit Facility, and thereby have a material adverse impact on TCG BDC’s business, financial condition and results of operations.

For more information on the TCG BDC SPV Credit Facility and TCG BDC Credit Facility, see Note 6 to TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information.”

The primary use of existing funds and any funds raised in the future is expected to be for investments in portfolio companies, repayment of indebtedness, cash distributions to TCG BDC’s stockholders and for other general corporate purposes.

On June 26, 2015, TCG BDC completed the 2015-1 Debt Securitization. The 2015-1 Notes were issued by the 2015-1 Issuer, a wholly owned and consolidated subsidiary of TCG BDC, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. The 2015-1 Debt Securitization was executed through a private placement of the 2015-1 Notes, consisting of $160 million of Aaa/AAA Class A-1A Notes, which bear interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.85%; $40 million of Aaa/AAA Class A-1B Notes, which bear interest at the three-month LIBOR plus 1.75% for the first 24 months and the three-month LIBOR plus 2.05% thereafter; $27 million of Aaa/AAA Class A-1C Notes, which bear interest at 3.75%; and $46 million of Aa2 Class A-2 Notes which bear interest at the three-month LIBOR plus 2.70%. The 2015-1 Notes were issued at par and are scheduled to mature on July 15, 2027. TCG BDC received 100% of the preferred interests (the “Preferred Interests”) issued by the 2015-1 Issuer on the closing date of the 2015-1 Debt Securitization in exchange for TCG BDC’s contribution to the Issuer of the initial closing date loan portfolio. The Preferred Interests do not bear interest and had a nominal value of $125.9 million at closing. In connection with the contribution, TCG BDC has made customary representations, warranties and covenants to the 2015-1 Issuer. The Class A-1A, Class A-1B and Class A-1C and Class A-2 Notes are included in TCG BDC’s consolidated financial statements included in “Annex C: Financial Statements and Pro Forma Financial Information”. The Preferred Interests were eliminated in consolidation. For more information on the 2015-1 Notes, see Note 7 to TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information”.

As of December 31, 2016 and 2015, TCG BDC had $38,489 thousand and $41,837 thousand, respectively, in cash and cash equivalents. The TCG BDC Facilities consisted of the following as of December 31, 2016 and 2015:

(dollar amounts in thousands)	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion(1)	Amount Available(2)
TCG BDC SPV Credit Facility	$400,000	$252,885	$147,115	$5,988
TCG BDC Credit Facility	220,000	169,000	51,000	51,000

Total	$620,000	$421,885	$198,115	$56,988

(dollar amounts in thousands)	December 31, 2015
	Total Facility	Borrowings Outstanding	Unused Portion(1)	Amount Available(2)
TCG BDC SPV Credit Facility	$400,000	$170,313	$229,687	$3,155
TCG BDC Credit Facility	150,000	64,000	86,000	86,000

Total	$550,000	$234,313	$315,687	$89,155

(1)	The unused portion is the amount upon which commitment fees are based.
(2)	Available for borrowing based on the computation of collateral to support the borrowings.

The following were the carrying values (before debt issuance costs) and fair values of TCG BDC’s 2015-1 Notes disclosed but not carried at fair value as of December 31, 2016 and 2015. No 2015-1 Notes were outstanding as of December 31, 2014:

(dollar amounts in thousands)	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Aaa/AAA Class A-1A Notes	$160,000	$160,072	$160,000	$157,200
Aaa/AAA Class A-1B Notes	40,000	39,960	40,000	39,700
Aaa/AAA Class A-1C Notes	27,000	26,951	27,000	26,823
Aa2 Class A-2 Notes	46,000	45,784	46,000	45,122

Total	$273,000	$272,767	$273,000	$268,845

Equity Activity

There were $48,018 thousand and $44,818 thousand of commitments made to TCG BDC during the years ended December 31, 2016 and 2015, respectively. As of December 31, 2016 and 2015, TCG BDC had $1,222,358 thousand and $1,174,340 thousand, respectively, in total capital commitments from stockholders, of which $421,696 thousand and $559,214 thousand, respectively, was unfunded, and subject to call by TCG BDC. As of December 31, 2016 and 2015, current directors had committed $765 in capital commitments to TCG BDC.

Shares issued as of December 31, 2016 and 2015, were 41,702,318 and 31,524,083, respectively.

The following table summarizes activity in the number of shares of TCG BDC’s common stock outstanding during the years ended December 31, 2016, 2015 and 2014:

	For the years ended December 31,
	2016	2015	2014
Shares outstanding, beginning of year	31,524,083	17,932,697	9,575,990
Common stock issued	10,162,898	13,584,508	8,354,987
Reinvestment of dividends	15,337	6,878	1,720

Shares outstanding, end of year	41,702,318	31,524,083	17,932,697

Contractual Obligations

A summary of TCG BDC’s significant contractual payment obligations was as follows as of December 31, 2016 and 2015:

(dollar amounts in thousands)	TCG BDC SPV Credit Facility and TCG BDC Credit Facility		2015-1 Notes
Payment Due by Period	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Less than 1 Year	$—	$—	$—	$—
1-3 Years	—	—	—	—
3-5 Years	421,885	64,000	—	—
More than 5 Years	—	170,313	273,000	273,000

Total	$421,885	$234,313	$273,000	$273,000

As of December 31, 2016 and 2015, $252,885 thousand and $170,313 thousand, respectively, of secured borrowings were outstanding under the TCG BDC SPV Credit Facility, $169,000 thousand and $64,000 thousand, respectively, were outstanding under the TCG BDC Credit Facility, and $273,000 thousand and $273,000 thousand, respectively, of 2015-1 Notes were outstanding. For the years ended December 31, 2016, 2015 and 2014, TCG BDC incurred $16,462 thousand, $9,582 thousand and $3,648 thousand, respectively, of interest expense and $1,253 thousand, $847 thousand and $1,129 thousand, respectively, of unused commitment fees.

Off Balance Sheet Arrangements

In the ordinary course of its business, TCG BDC enters into contracts or agreements that contain indemnifications or warranties. Future events could occur which may give rise to liabilities arising from these provisions against TCG BDC. TCG BDC believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in TCG BDC’s consolidated financial statements as of December 31, 2016 and 2015, in “Annex C: Financial Statements and Pro Forma Financial Information,” for any such exposure.

TCG BDC has in the past and may in the future become obligate to fund commitments such as revolving credit facilities, bridge financing commitments, or delayed draw commitments.

TCG BDC had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

(dollar amounts in thousands)	Principal Amount as of
	December 31, 2016	December 31, 2015
Unfunded delayed draw commitments	$35,704	$20,695
Unfunded revolving term loan commitments	24,063	3,906

Total unfunded commitments	$59,767	$24,601

Pursuant to an undertaking by TCG BDC in connection with the 2015-1 Debt Securitization, TCG BDC agreed to hold on an ongoing basis Preferred Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate outstanding amount of all collateral obligations by the 2015-1 Issuer for so long as any securities of the 2015-1 Issuer remains outstanding. As of December 31, 2016 and 2015, TCG BDC was in compliance with this undertaking.

As of December 31, 2016, in addition to the amounts in the table above, TCG BDC had remaining commitments to fund, from time to time, capital to Credit Fund of up to $364,999 thousand. As of December 31, 2016, TCG BDC had remaining commitments to fund, from time to time, mezzanine loans to Credit Fund of up to $37,617 thousand, of which $13,500 thousand was available for borrowing based on the computation of collateral to support the borrowings.

Dividends and Distributions to Common Stockholders

TCG BDC has adopted a dividend reinvestment plan that provides for reinvestment of any distributions on behalf of its stockholders, for those who have elected to participate in the plan. As a result of adopting such a plan, if the board of directors authorizes, and TCG BDC declares a cash dividend or distribution, the stockholders who have elected to participate in the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of TCG BDC’s common stock, rather than receiving cash. Prior to a Qualified IPO, TCG BDC intends to use primarily newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by the board of directors. After a Qualified IPO, TCG BDC intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless TCG BDC instructs the plan administrator otherwise.

The following table summarizes TCG BDC’s dividends declared and payable since inception through March 21, 2017:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount	Annualized Dividend Yield(1)
March 13, 2014	March 31, 2014	April 14, 2014	$0.19		$2,449	4.76%
June 26, 2014	June 30, 2014	July 14, 2014	$0.27		$3,481	5.52%
September 12, 2014	September 18, 2014	October 9, 2014	$0.44		$5,956	9.23%
December 19, 2014	December 29, 2014	January 26, 2015	$0.35		$6,276	8.17%
March 11, 2015	March 13, 2015	April 17, 2015	$0.37		$7,833	8.58%
June 24, 2015	June 30, 2015	July 22, 2015	$0.37		$9,902	9.03%
September 24, 2015	September 24, 2015	October 22, 2015	$0.42		$11,670	8.91%
December 29, 2015	December 29, 2015	January 22, 2016	$0.40		$12,610	8.97%
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(2)	$5,674	4.03%
March 10, 2016	March 14, 2016	April 22, 2016	$0.40		$13,337	9.26%
June 8, 2016	June 8, 2016	July 22, 2016	$0.40		$13,943	9.23%
September 28, 2016	September 28, 2016	October 24, 2016	$0.40		$15,917	9.37%
December 29, 2016	December 29, 2016	January 24, 2017	$0.41		$17,098	9.09%
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(2)	$2,919	1.55%
March 20, 2017	March 20, 2017	April 24, 2017	$0.41		$17,100	9.07%

(1)	Annualized dividend yield is calculated by dividing the declared dividend by the weighted average of the net asset value at the beginning of the quarter and the capital called during the quarter and annualizing over 4 quarterly periods.
(2)	Represents a special dividend.

Critical Accounting Policies

The preparation of TCG BDC’s consolidated financial statements requires TCG BDC to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. TCG BDC’s critical accounting policies, including those relating to the valuation of its investment portfolio, are described below. The critical accounting policies should be read in connection with “Annex B: Risk Factors” in this Proxy Statement/Private Placement Memorandum.

Fair Value Measurements

TCG BDC applies fair value accounting in accordance with the terms of Financial Accounting Standards Board ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. TCG BDC values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. TCG BDC may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e. “consensus pricing”). When doing so, TCG BDC determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. TCG BDC may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or TCG

BDC’s board of directors, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the board of directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investments portfolio each quarter (such that each non-traded investment other than Credit Fund is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the TCG BDC Audit Committee reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the board of directors with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the board of directors discusses the valuation recommendations of the TCG BDC Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.

Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of TCG BDC’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in TCG BDC’s consolidated financial statements as of December 31, 2016 and 2015.

US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•	Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. TCG BDC does not adjust the quoted price for these investments, even in situations where it holds a large position and a sale could reasonably impact the quoted price.

•	Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•	Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

TCG BDC generally uses the following framework when determining the fair value of investments that are categorized as Level 3:

Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. TCG BDC carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.

Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.

Investments in structured finance obligations are generally valued using a discounted cash flow and/or consensus pricing.

Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in Credit Fund’s subordinated loan and member’s interest are valued using the net asset value of TCG BDC’s ownership interest in the funds and investments in Credit Fund’s mezzanine loans are valued using discounted cash flow analysis with expected repayment rate of principal and interest.

The significant unobservable inputs used in the fair value measurement of TCG BDC’s investments in first and second lien debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of TCG BDC’s investments in structured finance obligations are discount rates, default rates, prepayment rates, recovery rates and indicative quotes. Significant increases in discount rates, default rates or prepayment rates in isolation would result in a significantly lower fair value measurement, while a significant increase in recovery rates in isolation would result in a significantly higher fair value. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of TCG BDC’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples would result in a significantly lower fair value measurement.

The carrying values of the secured borrowings and 2015-1 Notes approximate their respective fair values and are categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis. The significant unobservable inputs used in the fair value measurement of TCG BDC’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement. The fair value determination of TCG BDC’s 2015-1 Notes was based on the market quotation(s) received from broker/dealer(s). These fair value measurements were based on significant inputs not observable and thus represent Level 3 measurements as defined in the accounting guidance for fair value measurement.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

See Note 3 to TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for further information on fair value measurements.

Use of Estimates

The preparation of TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying TCG BDC’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to TCG BDC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information”. Actual results could differ from these estimates and such differences could be material.

Investments

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in TCG BDC’s Consolidated Statements of Operations in “Annex C: Financial Statements and Pro Forma Financial Information” reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Revenue Recognition

Interest from Investments and Realized Gain/Loss on Investments

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt and other income producing securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost, including origination fees, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.

TCG BDC may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity.

Interest income from investments in the “equity” class of CLO funds, which TCG BDC refers to as “structured finance obligations,” is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financials Assets. TCG BDC monitors the expected cash inflows from its CLO equity investments, including the expected residual payments and the effective yield is determined and updated at least quarterly. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted TCG BDC’s estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.

Other Income

Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with TCG BDC’s investment activities as well as any fees for managerial assistance services rendered by TCG BDC to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. TCG BDC may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in TCG BDC’s Consolidated Statements of Assets and Liabilities included in “Annex C: Financial Statements and Pro Forma Financial Information.”

Non-Accrual Income

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Income Taxes

For federal income tax purposes, TCG BDC has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, TCG BDC must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then TCG BDC is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require TCG BDC to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, TCG BDC may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, TCG BDC is subject to a 4% nondeductible federal excise tax on undistributed income unless TCG BDC distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by TCG BDC that is subject to corporate income tax is considered to have been distributed. TCG BDC intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

TCG BDC evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.

The TCG BDC SPV and the 2015-1 Issuer are disregarded entities for tax purposes and are consolidated with the tax return of TCG BDC.

Capital Calls and Dividends and Distributions to Common Stockholders

TCG BDC records the shares issued in connection with capital calls as of the effective date of the capital call. To the extent that TCG BDC has taxable income available, it intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the board of directors each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although TCG BDC may decide to retain such capital gains for investment.

TCG BDC has adopted a dividend reinvestment plan that provides for reinvestment of any distributions on behalf of its stockholders, for those who have elected to participate in the plan. As a result of adopting such a plan, if the board of directors authorizes, and TCG BDC declares a cash dividend or distribution, the stockholders who have elected to participate in the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of TCG BDC’s common stock, rather than receiving cash. Prior to a Qualified IPO, TCG BDC intends to use primarily newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by the board of directors. After a Qualified IPO, TCG BDC intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless TCG BDC instructs the plan administrator otherwise.

Related Party Transactions

TCG BDC Investment Advisory Agreement

On April 3, 2013, TCG BDC’s board of directors, including a majority of the Independent Directors, approved the TCG BDC Investment Advisory Agreement between TCG BDC and the Investment Adviser in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The initial term of the TCG BDC Investment Advisory Agreement is two years from April 3, 2013 and, unless terminated earlier, the TCG BDC Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the board of directors and by the vote of a majority of the Independent Directors. On March 20, 2017, TCG BDC’s board of directors, including a majority of the Independent Directors, approved the continuance of the Advisory Agreement for a one year period. The TCG BDC Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the board of directors, the Investment Adviser provides investment advisory services to TCG BDC. For providing these services, the Investment Adviser receives fees from TCG BDC consisting of two components—a base management fee and an incentive fee.

Prior to a Qualified IPO, the base management fees are calculated and payable quarterly in arrears at an annual rate of 1.50% of the average daily gross assets of TCG BDC for the period adjusted for share issuances or repurchases, excluding any cash and cash equivalents and including assets acquired through the incurrence of debt from use of the TCG BDC SPV Credit Facility, TCG BDC Credit Facility and 2015-1 Notes (see Note 6, Borrowings, and Note 7, 2015-1 Notes, in “Annex C: Financial Statements and Pro Forma Financial Information”). For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. Base management fees for any partial quarter are prorated. As such, base management fees for the year ended December 31, 2013 were calculated commencing after May 8, 2013, the date TCG BDC first called capital from investors. The Investment Adviser waived its right to receive one-third (0.50%) of the base management fees prior to a Qualified IPO. The fee waiver will terminate if and when a Qualified IPO has been consummated. Any waived base management fees are not subject to recoupment by the Investment Adviser.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that TCG BDC receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include, in the case of investments with a deferred interest feature (such as OID, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that TCG BDC has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Prior to any Qualified IPO of TCG BDC’s common stock, pre-incentive fee net investment income, expressed as a rate of return on the average daily Hurdle Calculation Value (as defined below) throughout the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized). “Hurdle Calculation Value” means, on any given day, the sum of (x) the value of net assets as of the end of the calendar quarter immediately preceding such day plus (y) the aggregate amount of capital drawn from investors (or reinvested in TCG BDC pursuant to a dividend reinvestment plan) from the beginning of the current quarter to such day minus (z) the aggregate amount of distributions (including share repurchases) made by TCG BDC from the beginning of the current quarter to such day but only to the extent such distributions were not declared and accounted for on the books and records in a previous quarter.

TCG BDC pays its Investment Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle of 1.50%;

•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 1.875% in any calendar quarter (7.50% annualized). TCG BDC refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 1.875%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with approximately 20% of TCG BDC’s pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 1.875% in any calendar quarter; and

•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.50% annualized) will be payable to the Investment Adviser. This reflects that once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Investment Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the TCG BDC Investment Advisory Agreement, as of the termination date), and equals 20% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.

TCG BDC will defer payment of any incentive fee otherwise earned by the Investment Adviser if, during the most recent four full calendar quarter periods (or, if less, the number of full calendar quarters completed since the initial drawdown of capital from the stockholders, “Initial Drawdown”) ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to stockholders and (b) the change in net assets (defined as gross assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 6.0% of net assets (defined as gross assets less indebtedness) at the beginning of such period, provided, that such percentage will be appropriately prorated during the four full calendar quarters immediately following the Initial Drawdown. These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees are carried over for payment in subsequent calculation periods. The Investment Adviser may earn an incentive fee under the TCG BDC Investment Advisory Agreement on TCG BDC’s repurchase of debt issued by TCG BDC at a gain.

The Investment Adviser has not assumed any responsibility to TCG BDC other than to render the services described in the TCG BDC Investment Advisory Agreement, and it is not responsible for any action of TCG BDC’s board of directors in declining to follow the Investment Adviser’s advice or recommendations. Pursuant to the TCG BDC Investment Advisory Agreement, the Investment Adviser and its managers, officers, employees, agents, controlling persons and any other person or entity affiliated with it are not liable to TCG BDC for any action taken or omitted to be taken by the Investment Adviser in connection with the performance of any of its duties or obligations under the TCG BDC Investment Advisory Agreement or otherwise as an investment adviser of TCG BDC (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services). TCG BDC has agreed to the fullest extent permitted by law, to provide indemnification and the right to the advancement of expenses, to each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is or was a member, manager, officer, employee, agent, controlling person or any other person or entity affiliated with the Adviser with respect to all damages, liabilities, costs and expenses resulting from acts of the Investment Adviser in the performance of their duties under the TCG BDC Investment Advisory Agreement, other than acts not in good faith with the reasonable belief that the conduct was in, or not opposed to, the best interest of TCG BDC, and conduct constituting gross negligence, bad faith, reckless disregard, or willful misfeasance. These protections may lead the Investment Adviser to act in a riskier manner when acting on TCG BDC’s behalf than it would when acting for its own account.

On April 3, 2013, the Investment Adviser entered into a personnel agreement with Carlyle Employee Co., pursuant to which Carlyle Employee Co. provides the Investment Adviser with access to investment professionals.

Indemnification

TCG BDC Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Investment Adviser, its respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Investment Adviser, including without limitation its sole member, are entitled to indemnification from TCG BDC for all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by any of them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of TCG BDC or its security holders) arising out of or otherwise based upon the performance in good faith of any of the Investment Adviser’s duties or obligations under TCG BDC Investment Advisory Agreement or otherwise as an investment adviser of TCG BDC.

TCG BDC Administration Agreement

On April 3, 2013, TCG BDC’s board of directors approved the TCG BDC Administration Agreement between TCG BDC and the Administrator. Pursuant to the TCG BDC Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and TCG BDC’s allocable portion of overhead incurred by the Administrator in performing its obligations under the TCG BDC Administration Agreement, including TCG BDC’s allocable portion of the compensation paid to or compensatory distributions received by TCG BDC’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to TCG BDC, operations staff who provide services to TCG BDC, and any internal audit staff, to the extent internal audit performs a role in TCG BDC’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the TCG BDC Administration Agreement occurs quarterly in arrears.

The initial term of the TCG BDC Administration Agreement is two years from April 3, 2013 and, unless terminated earlier, the TCG BDC Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of TCG BDC’s board of directors or by a majority vote of the outstanding voting securities of TCG BDC and (ii) the vote of a majority of TCG BDC’s Independent Directors. On March 20, 2017, TCG BDC’s board of directors, including a majority of the Independent Directors, approved the continuance of the TCG BDC Administration Agreement for a one year period. The TCG BDC Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

Indemnification

TCG BDC Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator, its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator, including without limitation its sole member, the Investment Adviser to the extent that they are providing services for or otherwise acting on behalf of the Administrator, Adviser or the Company, are entitled to indemnification from TCG BDC for all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by any of them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of TCG BDC or its security holders) arising out of or otherwise based upon the performance in good faith of any of the Administrator’s duties or obligations under TCG BDC Administration Agreement or otherwise as an administrator adviser of TCG BDC.

Sub-Administration Agreements

On April 3, 2013, the Administrator entered into the TCG BDC Carlyle Sub-Administration Agreements with Carlyle Employee Co. and CELF. Pursuant to the TCG BDC Carlyle Sub-Administration Agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.

On April 3, 2013, the Administrator entered into the TCG BDC State Street Sub-Administration Agreement with State Street Bank and Trust Company. On March 20, 2017, TCG BDC’s board of directors, including a majority of the Independent Directors, approved an amendment to the TCG BDC State Street Sub-Administration Agreement. The initial term of the TCG BDC State Street Sub-Administration Agreement ends on April 1, 2017 and, unless terminated earlier, the TCG BDC State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of TCG BDC’s board of directors or by the vote of a majority of the outstanding voting securities of TCG BDC and (ii) the vote of a majority of TCG BDC’s Independent Directors. The TCG BDC State Street Sub-Administration Agreement may be terminated upon at least 60 days’ written notice and without penalty by the vote of a majority of the outstanding securities of TCG BDC, or by the vote of TCG BDC’s board of directors or by either party to the TCG BDC State Street Sub-Administration Agreement.

Placement Fees

On April 3, 2013, TCG BDC entered into a placement fee arrangement with TCG, a licensed broker-dealer and an affiliate of the Investment Adviser, which may require certain stockholders to pay a placement fee to TCG for TCG’s services.

Board of Directors

TCG BDC’s board of directors currently consists of five members, three of whom are Independent Directors. On April 3, 2013, TBC BDC’s board of directors also established the TCG BDC Audit Committee consisting of its Independent Directors, and may establish additional committees in the future.

NF INVESTMENT CORP.

Description of Business

We are an externally managed specialty finance company focused on lending to middle market companies. We are managed by the Investment Adviser. We have elected to be regulated as a BDC under the Investment Company Act. In addition, we have elected to be treated, and intend to continue to comply with the requirements to qualify annually, as a RIC under the Code. Since we commenced investment operations in August 2013 through December 31, 2016, we have invested more than $417 million in aggregate principal amount of debt investments prior to any subsequent exits or repayments.

Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of EBITDA, which we believe is a useful proxy for cash flow. We seek to achieve our investment objective primarily through direct originations of secured debt, including Middle Market Senior Loans, subject to, in the case of second lien senior secured loans, a limit of 10% of NFIC’s total assets. In addition, we may invest up to 10% of its total assets in high yield securities whose risk profile, as determined at the sole discretion of the Investment Adviser, is similar to or better than the risk profile of Middle Market Senior Loans.

We generate revenues primarily in the form of interest income from the investments we hold. In addition, we generate income from capital gains on the sales of loans and debt securities and various loan origination and other fees.

In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including the Investment Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in August 2013.

Formation Transactions

We were formed in November 2012 as a Maryland corporation structured as an externally managed, non-diversified closed-end investment company. On August 5, 2013, we elected to be regulated as a BDC under the Investment Company Act and commenced substantial investment operations upon the completion of our initial closing of equity capital commitments. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under the Code commencing with our taxable year ended December 31, 2013. After the earlier of August 6, 2018 or the completion of a Qualified IPO by TCG BDC, our Board of Directors (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind us down and/or liquidate and dissolve us.

The Investment Adviser

Our investment activities are managed by the Investment Adviser. For more information on the Investment Advisor, see the section entitled “TCG BDC, INC.—Description of Business—The Investment Adviser” in this Proxy Statement/Private Placement Memorandum for more information.

The Investment Adviser, its investment professionals, our executive officers and directors, and other current and future principals of the Investment Adviser serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds, accounts and other similar arrangements advised by Carlyle. An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by the Investment Adviser or its affiliates may have overlapping investment objectives and strategies with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser and/or its affiliates may face conflicts of interest arising out of the investment advisory activities of the Investment

Adviser and other operations of Carlyle. See the section entitled “—Allocation of Investment Opportunities and Potential Conflicts of Interest” in this Proxy Statement/Private Placement Memorandum and Part I, Item 1A of the 2016 Form 10-K “Risk Factors—Risks Related to Our Business and Structure—There are significant potential conflicts of interest, including the management of other investment funds and accounts by our Investment Adviser, which could impact our investment returns” for more information.

Carlyle

The Investment Adviser is an affiliate of Carlyle. Carlyle is one of the world’s largest and most diversified multi-product global alternative asset management firms. For more information on Carlyle, see the section entitled “TCG BDC, INC.—Description of Business—Carlyle” in this Proxy Statement/Private Placement Memorandum for more information.

Strategic Relationships

We have established a highly differentiated strategic relationship that expands our product offering and increase our scale, enhancing our investment opportunities and optimizing selectivity rates, as we determine which credits provide the best risk adjusted returns for our stockholders. In early 2015, the Investment Adviser developed a key strategic relationship with Madison Capital, a prominent non-bank finance company that is a subsidiary of New York Life Insurance Company, which has allowed us to offer various lending solutions to potential borrowers and has increased our coverage of U.S. middle market private equity firms.

The Administrator

CGMSFA, a Delaware limited liability company, serves as our Administrator. Pursuant to the “NFIC Administration Agreement”, our Administrator provides services to us and we reimburse our Administrator for its costs and expenses and our allocable portion of overhead incurred by our Administrator in performing its obligations under the NFIC Administration Agreement, including our allocable portion of the compensation of certain of our officers and staff. In addition, our Administrator has entered into sub-administration agreements with Carlyle Employee Co. and CELF (the “NFIC Carlyle Sub-Administration Agreements”), which provide our Administrator with access to personnel. Our Administrator has also entered into a sub-administration agreement with State Street (the “the NFIC State Street Sub-Administration Agreement”), pursuant to which State Street provides for certain administrative and professional services. State Street also serves as our custodian, transfer agent, distribution paying agent and registrar.

Notably, the Administrator, Carlyle Employee Co., CELF and State Street also serve in the same capacity in relation to TCG BDC.

Competitive Strengths

Market Leading Direct Origination Platform. We have access to CPC’s strong direct origination platform, with coverage of over 200 private equity firms and over 150 lending institutions. We take a regional approach to client coverage with offices in New York City, Chicago and Los Angeles. The origination team is highly experienced, and maintains deep relationships with a broad network of financial sponsors, commercial and investment banks, and finance companies, which are expected to continue to generate a significant amount of investment opportunities.

Scaled Investment Platform and Capabilities. The Investment Adviser is a key part of, and has access to, CPC’s established, scaled investment platform. CPC’s broad capabilities and ability to offer a full financing solution to middle market companies give us access to a wide funnel of opportunities, allow us to select high quality credits, construct the optimal financing package as it relates to price and terms, assert greater control over documentation, and generate attractive risk-adjusted returns for our stockholders. We believe CPC’s hold sizes are among the largest in the middle market, which we believe results in the ability to generate premium economics, as sponsors are willing to pay higher spreads for financing certainty. CPC’s large hold sizes and strategic relationships enable us to provide certainty with regards to spreads, fees, structure and covenants. Furthermore, the breadth of CPC’s debt offerings also allows us to deploy capital at a measured pace across credit cycles and construct a portfolio that will perform in a broad range of economic conditions. We believe our differentiated platform has allowed us to become a preferred lending partner to middle market financial sponsors that place a premium on reliability and certainty of financing.

One Carlyle Capabilities Leading to Superior Credit Performance. We benefit from the Investment Adviser’s utilization of the broader resources of Carlyle, which includes access to Carlyle’s relationships and institutional knowledge from almost three decades of private market investing. Our underwriting process leverages Carlyle’s 650 investment professionals across multiple alternative investment asset classes, 30 operating executive consultants, information obtained through direct ownership of over 270 companies and lending relationships with over 500 companies, 11 credit industry research analysts, and in-house government affairs and economic research teams. Our systematic and consistent approach is augmented by industry expertise and tenured underwriting professionals who both lead the Investment Adviser’s investment team and serve on the Investment Adviser’s investment committee. Strong credit underwriting has been a key component of our investing process, where the Investment Adviser seeks to select borrowers whose businesses are expected to generate substantial cash flows, to have leading management teams, stable operating histories, high barriers to entry and meaningful equity value, and to retain significant value.

Experienced Investment Team. The Investment Adviser’s investment team comprises investment professionals in CPC who have extensive middle market lending experience. The investment team consists of 27 dedicated investment professionals. The seven members of the Investment Adviser’s investment committee have an average of 21 years of industry experience. We believe the breadth and depth of the investment team in sourcing, structuring, executing, and monitoring a broad range of private investments provides us with a significant competitive advantage in building a high quality portfolio of investments.

Carefully Constructed Portfolio of Diversified Senior Secured, Floating Rate Loans. Our portfolio has been defensively constructed, exhibits strong credit quality, generates stable risk-adjusted returns and allows us to generate meaningful investment income, and consequently dividend income, for our stockholders. Our portfolio is highly diversified by borrower, industry sector, sponsor relationships and other metrics. As of December 31, 2016, we had a portfolio of 85 investments in 80 portfolio companies across 26 industries and 57 unique sponsors. As of December 31, 2016, approximately 99% of our debt investments bore interest at floating rates, subject to interest rate floors, and 96% of our portfolio was invested in first-lien debt investments (including 7% first lien last out loans).

Strategic Relationship. Our strategic relationship enhances our ability to provide full financing solutions to our borrowers, which results in our being able to generate optimal economics, significant access to diligence and control over documentation terms. Additionally, this relationship further strengthens our origination platform and ability to develop creative financing solutions to invest through the capital structure based on where we believe the best risk-adjusted return opportunities reside. The Investment Adviser’s strategic relationship with Madison Capital, a leading middle market senior lender with approximately $8.2 billion of AUM as of December 31, 2016, allows us to offer a full unitranche financing solution. This product provides middle market companies with certainty for financing without syndication risk and generates attractive risk-adjusted returns on these investments for our stockholders. Madison Capital provides the first lien/first out portion of the unitranche loan, which allows us to provide the first lien/last out portion. Collectively, we, TCG BDC and Madison Capital have provided over $800 million (before any repayments or exits) of unitranche loans to middle market companies. The relationship has been extremely successful, and we frequently invest alongside Madison Capital on a variety of investment opportunities (in addition to unitranche loans).

The following highlights illustrate our accomplishments since the commencement of our operations:

•	Equity Capital Commitments and Investments—As of March 21, 2017, we had a total of $190.1 million in total capital commitments in NFIC. Of that total, and inclusive of the use of leverage and

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recycled proceeds from sales and paydowns, we have deployed $385.0 million in 115 funded first lien debt investments and $24.1 million in 15 funded second lien debt investments through December 31, 2016.

•	Facilities—On September 12, 2013, NFIC SPV LLC, our wholly owned and consolidated subsidiary (the “NFIC SPV”), entered into a senior secured revolving credit facility (as amended, the “NFIC SPV Credit Facility”) with a maximum principal amount of $120 million. In addition, on March 27, 2014, we entered into a senior secured revolving credit facility (as amended, the “NFIC Credit Facility” and, together with the NFIC SPV Credit Facility, the “NFIC Facilities”) with a maximum principal amount of $50 million.

•	Credit Platform Enhancements—The Investment Adviser’s investment team has continued to expand and enhance all facets of the credit platform supporting us. Additional senior origination professionals were added during 2016 which meaningfully expanded the direct sourcing capabilities, bringing the total number of senior origination professionals to eight as of December 31, 2016. The scale of the direct origination platform allows us to maximize the investment opportunity set and increase overall investment selectivity. Direct origination has several important benefits including optimizing transaction economics, improving the strength of the loan documentation, and providing greater access to due diligence materials. Additional senior resources were added to the capital markets group, further enhancing investment sourcing and syndication capabilities with other lenders, including banks, finance companies, credit funds, and other business development companies. Additional professionals were added to the underwriting and portfolio management team to support the overall increase in investment activity and portfolio growth. This team works closely with the origination and capital markets professionals, as well as the CPC industry research analysts in executing all facets of transaction due diligence and portfolio management. Further enhancements and additions will be made as appropriate to ensure that the Investment Adviser’s investment team continues to have best in class execution across each segment of the business.

Market Opportunity

We believe the middle market lending environment provides attractive investment opportunities as a result of a combination of the following factors:

Favorable Market Environment. We believe the middle market remains one of the most attractive investment areas due to its large size, superior value relative to the broadly syndicated loan market, and supply-demand imbalance that continues to favor non-bank lenders. We believe market yields remain attractive and leverage levels at middle market companies are stable, creating a favorable investment environment.

Large and Growing U.S. Middle Market. The U.S. middle market is the largest market by many measures, which is expected to enable us to invest selectively as approximately 70% of middle market loan volume is sponsor-backed. According to S&P Capital IQ, as of December 31, 2016, there are over 70,000 U.S. middle market companies generating between $20 million and $1 billion in annual revenue, compared with approximately 3,500 companies with revenue greater than $1 billion. We believe these middle market companies, both sponsored and non-sponsored, represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow.

Leverage, Pricing and Risk. According to the S&P Global Market Intelligence LCD Quarterly Leveraged Lending Review (Q4 2016), middle market companies are less levered, have larger equity contributions, experience lower rates of default, and achieve higher recoveries versus large cap broadly syndicated loans. Middle market loans also tend to achieve more attractive pricing and structures, including documentation, covenants and information/governance, than broadly syndicated loans. Over the 3 year period from 2014 to 2016, middle market loans have exhibited an approximate 200 basis points spread premium over broadly syndicated loans according to the S&P Global Market Intelligence LCD Leveraged Loan Index.

Market Environment Favors Non-Traditional Lenders. Traditional middle-market lenders, such as commercial and regional banks and commercial finance companies, have contracted their origination and lending activities and are focusing on more liquid asset classes or have exited the business. At the same time, institutional investors have sought to invest in larger, more liquid offerings, limiting the ability of middle-market companies to raise debt capital through public capital markets. This has resulted in other capital providers, such as specialty finance companies, structured-credit vehicles such as CLOs, BDCs, and private investment funds, actively investing in the middle market. We believe the aforementioned changes and restrictions have created a large and growing market opportunity for alternative lenders such as us.

Favorable Capital Markets Trends. Current and future demand for middle market financings, driven by private equity investment and upcoming maturities are expected to provide us with ample deal flow. Current data from the Thompson Reuters LPC Middle Market Weekly Report (January 27, 2017) suggests that approximately $615 billion of upcoming loan maturities for middle market companies are due between 2017 and 2022, and the PitchBook PE & VE Fundraising and Capital Overhang Report (1H 2016) suggests that there is over $657 billion of uninvested capital in 2011–2015 vintage private equity funds. We believe these refinancings and uninvested capital will provide a steady flow of attractive opportunities for well-positioned lenders with deep and longstanding sponsor and market relationships, particularly for providers of full capital structure financing solutions.

Benefits of Traditional Middle Market Focus. We believe there are significant advantages in our focus on the traditional middle market, a market we categorize to include borrowers with EBITDA in the range of approximately $10 million to $100 million. Traditional middle market companies are generally less levered than companies with EBITDA in excess of $100 million and loans to these borrowers offer more attractive economics in the form of upfront fees, spreads, and prepayment penalties. Senior secured middle market loans typically have strong defensive characteristics: these loans have priority in payment among a portfolio company’s security holders and they carry the least risk among investments in the capital structure; these investments, which are secured by the portfolio company’s assets, typically contain carefully structured covenant packages which allow lenders to take early action in situations where obligors underperform; and these characteristics can provide protection against credit deterioration. Middle market lenders like us are often able to complete more thorough due diligence investigations prior to investment than lenders in the broadly syndicated space.

Allocation of Investment Opportunities and Potential Conflicts of Interest

An affiliated investment fund, account or other similar arrangement currently formed or formed in the future and managed by the Investment Adviser or its affiliates (such as TCG BDC) may have overlapping investment objectives and strategies with our own and, accordingly, may invest in asset classes similar to those targeted by us. This creates potential conflicts in allocating investment opportunities among the Company and such other investment funds, accounts and similar arrangements, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by the Company and other funds, accounts or arrangements are not permitted under applicable law, as discussed below.

For example, Carlyle sponsors several investment funds, accounts and other similar arrangements, including, without limitation, structured credit funds as well as future closed-end registered investment companies, BDCs, carry funds, managed accounts and structured credit funds. Investment opportunities in suitable negotiated investment for investment funds, accounts and other similar arrangements managed by the Investment Adviser are allocated in accordance with the Exemptive Relief. Investment opportunities for investment funds, accounts and other similar arrangements not managed by the Investment Adviser are allocated in accordance with the Investment Adviser’s and Carlyle’s other allocation policies and procedures. Such policies and procedures may result in certain investment opportunities that are attractive to us being allocated to other funds that are not managed by the Investment Adviser. In addition, in some cases the Investment Adviser may make investment recommendations to investment funds, accounts and similar arrangements where the investment funds, accounts and similar arrangements make the investment independently of the Investment

Adviser. As a result, there are circumstances where investments appropriate for us are instead allocated, in whole or in part, to such other investment funds, accounts or other similar arrangements irrespective of the Investment Adviser’s policies regarding allocation of investments. Where Carlyle otherwise has discretion to allocate investment opportunities among various funds, accounts and other similar arrangements, it should be noted that Carlyle may determine to allocate such investment opportunities away from us.

The Investment Adviser’s investment team forms the exclusive Carlyle platform for U.S. middle market debt investments. If Carlyle is presented with investment opportunities that generally fall within our investment objective and that of other Carlyle funds, accounts or other similar arrangements, including other affiliated BDCs whether focused on a debt strategy or otherwise, Carlyle allocates such opportunities among us and such other Carlyle funds, accounts or other similar arrangements in a manner consistent with the Exemptive Relief and the Investment Adviser’s allocation policies and procedures. The Investment Adviser’s allocation policies and procedures are designed to allocate investment opportunities fairly and equitably among its clients over time, taking into account the sourcing of the transaction, the nature of the investment focus of each such other Carlyle fund, accounts or other similar arrangements, the

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relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals, any requirements contained in the governing agreements of the Carlyle funds, accounts or other similar arrangements and other considerations deemed relevant by Carlyle in good faith, including suitability considerations and reputational matters. The application of these considerations may cause differences in the performance of different Carlyle funds, accounts and similar arrangements that have similar strategies.

Because we are a BDC, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle.

We are also not permitted to make any co-investments with the Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions, including with respect to our downstream affiliates. The SEC has granted us Exemptive Relief that permits us and certain of our affiliates to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and the Investment Adviser’s allocation policies and procedures.

While Carlyle and the Investment Adviser seek to implement their respective allocation processes in a fair and equitable manner under the particular circumstances, there can be no assurance that it will result in equivalent allocation of or participation in investment opportunities or equivalent performance of investments allocated to us as compared to the other entities. In some cases, due to information barriers that are in place, the Company and other Carlyle investment funds, accounts or other similar arrangements may compete with each other for specific investment opportunities without being aware that they are competing with each other. Carlyle has a conflict system in place above these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict, the legal and compliance departments of Carlyle assess investment opportunities to determine whether a particular investment opportunity is required to be allocated to a particular investment fund, account or other similar arrangement (including the Company) or is prohibited from being allocated to a particular investment fund, account or similar arrangement. Subject to a determination by the legal and compliance departments (if applicable), portfolio management teams are then charged with ensuring that investment opportunities are allocated to the appropriate investment fund, account or similar arrangement.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only investment funds, accounts or similar arrangements that are typically managed on a side-by-side basis with levered and/or long-short investment funds, accounts or similar arrangements.

Investment Strategy

Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies. We seek to achieve our investment objective by investing primarily in Middle Market Senior Loans, subject to, in the case of second lien loans, a limit of 10% of our total assets, and, in addition, investing up to 10% of our total assets in high yield securities who risk profile, as determined at the sole discretion of the Investment Adviser, is similar to or better than the risk profile of Middle Market Senior Loans. The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms. We seek to generate strong risk-adjusted net returns by assembling a diversified portfolio of investments across a broad range of industries and instruments.

We target U.S. middle market companies, generally controlled by private equity investment firms that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We may also make opportunistic loans to independently owned and publicly held middle market companies. We seek to partner with strong management teams executing long-term growth strategies. Target businesses typically exhibit some or all of the following characteristics:

•	EBITDA of $10—$100 million;

•	Minimum of 35% original sponsor cash equity;

•	Sustainable leading positions in their respective markets;

•	Scalable revenues and operating cash flow;

•	Experienced management teams with successful track records;

•	Stable, predictable cash flows with low technology and market risks;

•	Diversified product offering and customer base;

•	Low capital expenditures requirements;

•	A North American base of operations;

•	Strong customer relationships;

•	Products, services or distribution channels having distinctive competitive advantages; and

•	Defensible niche strategy or other barriers to entry.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be necessarily met by each prospective portfolio company. In addition, we may change our investment objective and/or investment criteria over time without notice to or consent from our investors.

Investment Approach and Risk Monitoring of Investments

The Investment Adviser utilizes a rigorous, systematic and consistent due diligence underwriting process to evaluate all investment opportunities. The Investment Adviser’s investment teams primarily consist of origination professionals, research analysts and underwriters. An investment team works on a particular transaction from initial screening through closing, and the same team continues to monitor the credit for the life cycle of the investment.

We view our investment process as consisting of the phases described below:

Origination. The Investment Adviser has built a strong direct origination platform with coverage of over 200 private equity firms and over 150 lending institutions. The Investment Adviser’s origination team sources approximately 700 opportunities per year for us with an ultimate investment rate by us of less than 10% annually. The scale of the Investment Adviser’s origination platform allows us to maximize access to investment opportunities and enhance overall investment selectivity. We further seek to reduce risk by partnering with experienced sponsors with strong track records. We believe lending to companies owned by leading private equity firms (versus non-sponsored companies) has several important and potentially defensive characteristics. Sponsor involvement provides for:

•	maximization of investment opportunities as approximately 70% of middle market loan volume is sponsor backed as of December 31, 2016, according to the S&P Global Market Intelligence LCD Middle Market Fact Sheet;

•	validation of enterprise value;

•	support, as needed, in strategy, operations and governance of portfolio companies; and

•	the potential for additional capital commitment by sponsor if company requires financial support.

The origination team supplements these relationships through personal visits and marketing campaigns focused on maximizing investment deal flow. It is their responsibility to identify specific opportunities, refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible solutions to solve clients’ financing needs. The origination personnel are located in New York, Chicago and Los Angeles. Each originator maintains long-standing relationships with potential sources of deal flow and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which should enable the Investment Adviser to be highly selective in recommending investments.

Transaction Screening. After the senior originator has completed an initial screen, the investment team will prepare and present a consistent screening template that includes business description, proposed transaction financing structures, preliminary financial analysis, initial assessment of investment merits and key risks and market/industry considerations to a subset of the Investment Adviser’s investment committee. During this early stage, the investment team also assesses initial adherence with environmental, social, and governance policies. Based on feedback from the committee, the deal team will prepare and disseminate an outcome email that documents the takeaways from the meeting, including preferred financing structure as well as terms, key diligence items, and next steps.

Underwriting. The next step is full credit analysis and in-depth due diligence. During the investment process, the investment team works closely with the private equity sponsor in all aspects of due diligence, including onsite meetings, due diligence calls, and review of third party diligence reports. The Investment Adviser also conducts an independent evaluation of the business, utilizing both internal and external sources. A key differentiator is the Investment Adviser’s integrated credit platform and collaborative efforts that leverage Carlyle’s broader resources, which include access to Carlyle’s relationships and institutional knowledge. This includes speaking to the private equity investment professionals (in accordance with information barrier restrictions), Carlyle operating executives, Carlyle’s Chief Economist & Director of Research, Carlyle’s Government Affairs professionals, and any executive within Carlyle’s private equity portfolio. In addition, we utilize multiple third party expert networks to supplement its work to gain further insight into company and industry factors from various thought leaders across the company’s markets. From the multiple diligence sources noted above, the deal team will prepare a highly detailed approval memo that includes, but is not limited to, the following:

•	Overview of the opportunity and investment team recommendation;

•	Structure, terms and pricing of the proposed facilities;

•	Sources and uses;

•	Sponsor background, history;

•	Risks and mitigants;

•	Detailed analysis of historical financial statements, including analysis of EBITDA adjustments, where appropriate;

•	Projections, including management/sponsor case and base case, with assumptions clearly described, including revenue and EBITDA bridge, where appropriate;

•	Downside case analysis;

•	Fixed/variable cost analysis;

•	Business/product description;

•	Customers & suppliers;

•	Industry trends and analysis;

•	Competition;

•	Management;

•	Legal, environmental, regulatory issues (if applicable);

•	Capital markets/syndication strategy (if applicable); and

•	Items as to which approval is conditional and which require further due diligence and/or subsequent resolution.

Monitoring. We view proactive portfolio monitoring as a vital part of the investment process. The Investment Adviser utilizes a proprietary credit surveillance report and software system, an objective rules-based Internal Risk Rating system and proprietary valuation model to assess risk in the portfolio. In addition to monthly portfolio reviews, the Investment Adviser compiles a quarterly risk report that examines, among other metrics, migration in portfolio and loan level investment mix, industry diversification, Internal Risk Ratings, revenue, EBITDA, and leverage. The Investment Adviser supplements these policies with additional analyses and projections, including stress scenarios, to assess the potential exposure of our portfolio to variable macroeconomic factors and market conditions. For more information on the Internal Risk Ratings of NFIC’s portfolio, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of NFIC—Portfolio and Investment Activity.”

Portfolio Composition

As of December 31, 2016 and 2015, the fair value of our investments was approximately $286.2 million and $244.3 million, respectively, in 80 and 70 portfolio companies, respectively.

The type, geography and industry composition of our non-controlled/non-affiliated investments as a percentage of fair value as of December 31, 2016 and 2015 was each as follows:

	As of December 31,
Type—% of Fair Value	2016	2015
First Lien Debt	96.36%	90.62%
Second Lien Debt	3.64	9.38

Total	100.00%	100.00%

	As of December 31,
Type—% of Fair Value of First and Second Lien Debt	2016	2015
Floating Rate	99.10%	98.40%
Fixed Rate	0.90	1.60

Total	100.00%	100.00%

	As of December 31,
Geography—% of Fair Value	2016	2015
Canada	—	0.77%
Ireland	—	0.84
United Kingdom	2.05%	2.59
United States	97.95	95.80

Total	100.00%	100.00%

	As of December 31,
Industry—% of Fair Value	2016	2015
Aerospace & Defense	4.24%	6.88%
Automotive	4.81	3.56
Banking, Finance, Insurance & Real Estate	8.98	7.98
Business Services	10.00	12.60
Capital Equipment	3.93	2.14
Chemicals, Plastics & Rubber	4.57	4.29
Construction & Building	1.50	2.30
Consumer Services	5.57	4.29
Containers, Packaging & Glass	5.49	7.06
Durable Consumer Goods	4.34	2.75
Energy: Electricity	2.53	2.97
Energy: Oil & Gas	1.07	1.30
Environmental Industries	2.11	2.55
Forest Products & Paper	1.39	—
Healthcare & Pharmaceuticals	7.75	6.89
High Tech Industries	8.45	5.54
Hotel, Gaming & Leisure	1.67	2.71
Media: Advertising, Printing & Publishing	4.19	3.27
Metals & Mining	1.19	1.39
Non-durable Consumer Goods	2.87	5.09
Retail	1.65	1.71
Software	0.44	0.50
Telecommunications	5.69	6.63
Transportation: Cargo	2.30	1.96
Transportation: Consumer	1.47	1.28
Utilities: Electric	—	0.78
Wholesale	1.80	1.58

Total	100.00%	100.00%

See the Consolidated Schedules of Investments as of December 31, 2016 and 2015 in NFIC’ consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for more information on these investments, including a list of companies and type, cost and fair value of investments.

Election to be Taxed as a RIC

We have elected to be treated, and intend to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. Instead, dividends we distribute generally will be taxable to the holders of our common stock, and any net operating losses, foreign tax credits and other tax attributes may not pass through to the holders of our common stock. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must satisfy the Annual Distribution Requirement. The following discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

If we:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,

then we are not subject to U.S. federal income tax on the portion of our net taxable income we distribute (or are deemed to distribute) to stockholders. We are subject to U.S. federal income tax at regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

In addition, if we fail to distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Distribution Requirements”), we are liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year is considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the Investment Company Act at all times during each taxable year;

•	satisfy the 90% Gross Income Test; and

•	satisfy the Diversification Tests.

Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to raise additional debt or equity capital or sell assets to make distributions, we may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain our qualification as a RIC. Additionally, we may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent us from accruing a long-term holding period. These investments may prevent us from making capital gain distributions as described below. We intend to monitor our transactions, make the appropriate tax elections and make the appropriate entries in our books and records when we make any such investments in order to mitigate the effect of these rules.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income, we would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a holder may receive a larger capital gain distribution than the holder would have received in the absence of such transactions.

Our Regulatory Structure—Regulation as a Business Development Company

General

We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. We do not intend to list our common stock on a stock exchange and it will not be publicly traded.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be Independent Directors. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because we are a BDC, we are not generally permitted to make loans to companies controlled by Carlyle or other funds managed by Carlyle. We are also not permitted to make any co-investments with the Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions, including with respect to our downstream affiliates. The SEC has granted us Exemptive Relief that permits us and certain present and future funds advised by the Investment Adviser (or a future investment adviser controlling, controlled by or under common control with the Investment Adviser) to co-invest in suitable negotiated investments. Co investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit our ability to participate in a co-investment transaction. We may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and the Investment Adviser’s allocation policies and procedures.

As a BDC, we are generally required to meet an asset coverage ratio, defined under the Investment Company Act as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. The portion of our portfolio invested in securities issued by investment companies ordinarily will subject our stockholders to additional indirect expenses. Our investment portfolio is also subject to diversification requirements by virtue of our intended status to be a RIC for U.S. tax purposes. See Part I, Item 1A of the 2016 Form 10-K “Risk Factors—Risks Related to Our Business and Structure” for more information.

In addition, investment companies registered under the Investment Company Act and private funds that are excluded from the definition of “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the Investment Company Act may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless the funds comply with an exemption under the Investment Company Act. As a result, certain of our investors may hold a smaller position in our shares than if they were not subject to these restrictions.

We are generally not able to issue and sell its common stock at a price below net asset value per share. See Part I, Item 1A of the 2016 Form 10-K “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We will be periodically examined by the SEC for compliance with the Investment Company Act.

As a BDC, we are subject to certain risks and uncertainties, including those listed under Part I, Item 1A of the 2016 Form 10-K “Risk Factors”.

Qualifying Assets

We may invest up to 30% of our portfolio opportunistically in “non-qualifying assets,” which will be driven primarily through opportunities sourced through the CPC platform. However, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

(c)	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must have been organized under the laws of, and have its principal place of business in, any state or states within the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Investment Adviser or an affiliate thereof may provide such managerial assistance on our behalf to portfolio companies that request such assistance. We may receive fees for these services.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets. We may also invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the Investment Company Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Code of Ethics

We and the Investment Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our and the Investment Adviser’s personnel in securities that may be purchased or sold by us.

Compliance Policies and Procedures

We and the Investment Adviser have each adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare a report regarding its assessment of our internal control over financial reporting and, starting from the date on which we cease to be an emerging growth company under the JOBS Act, must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith, though we do not currently expect to be subject to several requirements. We expect to remain an emerging growth company because we do not intend to pursue an initial public offering. As long as we remain an emerging growth company, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Investment Adviser. The proxy voting policies and procedures of the Investment Adviser are set forth below. These guidelines are reviewed periodically by the Investment Adviser and our Independent Directors, and, accordingly, are subject to change.

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Investment Adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

The Investment Adviser will vote proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Investment Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although the Investment Adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The Investment Adviser’s proxy voting decisions will be made by its investment committee. To ensure that the vote is not the product of a conflict of interest, the Investment Adviser will require that: (1) anyone involved in the decision making process disclose to the Investment Adviser’s investment committee, and Independent Directors, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Privacy Principles

We endeavor to maintain the privacy of our stockholders and to safeguard their non-public personal information. The following information is provided to help stockholders understand what non-public personal information we collect, how we protect that information and why, in certain cases, we may share that information with select other parties.

We may collect non-public personal information about stockholders from our subscription agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the non-public personal information that we collect from our stockholders or former stockholders, as described above, to our affiliates and service providers and as allowed by applicable law or regulation. Any party that receives this information from us is permitted to use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. We permit access only by authorized personnel who need access to that non-public personal information to provide services to us and our stockholders. We also maintain physical, electronic and procedural safeguards for non-public personal information that are designed to comply with applicable law.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the year ended December 31, 2016 free of charge by making a written request for proxy voting information to our Investor Relations Department at NF Investment Corp., 520 Madison Avenue, 40th Floor, New York, New York, 10022, by calling us at (212) 813-4900 or on the SEC’s website at www.sec.gov.

Reporting Obligations

We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law. We are required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act.

Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, as well as reports on Forms 3, 4 and 5 regarding directors, officers or 10% beneficial owners of us, filed or furnished pursuant to section 13(a), 15(d) or 16(a) of the Exchange Act, are available on our website (http://nfinvestmentcorp.com).

Stockholders and the public may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (http://www.sec.gov) that contains such information.

Competition

Our primary competitors in providing financing to middle market companies include public and private funds, other BDCs, commercial and investment banks, collateralized loan obligations, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act and the Code impose on us. We cannot assure you that the competitive pressures we will face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We expect to use the expertise of the members of the Investment Adviser’s investment committee and its investment team to assess investment risks and determine appropriate pricing for our investments. In addition, we expect that the relationships developed by the Investment Adviser’s investment team will enable us to learn about and compete effectively for, financing opportunities with attractive middle market companies in the industries in which we seek to invest.

Staffing

We do not currently have any employees. Our Chief Financial Officer and Treasurer and Chief Operating Officer, each a Managing Director of Carlyle, and our Chief Compliance Officer and Secretary, a Director of Carlyle, are retained by our Administrator pursuant to the Carlyle Sub-Administration Agreements. Each of these professionals performs their respective functions for us under the terms of our Administration Agreement.

Our day-to-day investment operations are managed by the Investment Adviser. Pursuant to its personnel agreement with Carlyle Employee Co., the Investment Adviser has access to the members of its investment committee, and a team of additional experienced investment professionals who, collectively, comprise the Investment Adviser’s investment team. The Investment Adviser may hire additional investment professionals to provide services to us.

Implications of Being an Emerging Growth Company

We currently are, and expect to remain, an “emerging growth company,” as that term is used in the JOBS Act until the earlier of:

•	up to five years measured from the date of the first sale of common equity securities pursuant to an effective registration statement;

•	the last day of the first fiscal year in which our annual gross revenues are $1.07 billion or more;

143.1

•	the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt; and

•	the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30.

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act, provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transaction period for complying with new or revised accounting standards is irrevocable.

Management

For information on the Board of Directors and corporate governance of NFIC, see the sections entitled “Proposal 1: Election of Directors” and “Corporate Governance.”

The management of NFIC’s investment portfolio is the responsibility of the Investment Adviser and the Investment Adviser’s investment committee, and NFIC considers the Investment Adviser’s investment committee to be its portfolio managers. For the biographical information of the members of the Investment Adviser’s investment committee, see the section entitled “TCG BDC, Inc.—Management—Portfolio Managers.” The members of the Investment Adviser’s investment committee are not employed by NFIC, and receive no compensation from NFIC in connection with their portfolio management activities.

The table below shows the dollar range of shares of common stock to be beneficially owned by NFIC’s portfolio managers as of May 3, 2017.

Name	Aggregate Dollar Range of Equity Securities in NFIC(1)
Michael A. Hart	None
Mark Jenkins	None
Jeffrey S. Levin	$10,001-$50,000
Thomas Hennigan	None
Grishma Parekh	None
Linda Pace	None
Erica Frontiero	None

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Senior Securities

Information about our senior securities is shown in the following table as of each fiscal year ended December 31, 2016, 2015, 2014 and 2013.

Class and Year/Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Facilities
December 31, 2016	$130.4	$2,192.6	—	N/A
December 31, 2015	$118.2	$2,112.7	—	N/A
December 31, 2014	$80.9	$2,103.9	—	N/A
December 31, 2013	$25.5	$2,722.6	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	As a BDC, we must have at least 200% asset coverage calculated pursuant to the Investment Company Act immediately after each time we issue senior securities. Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.
(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because the senior securities are not registered for public trading.

Portfolio Companies

The table set forth in “Annex D: Portfolio Companies—Portfolio Companies of NFIC” contains certain information as of December 31, 2016 for each portfolio company in which TCG BDC had an investment.

Legal Proceedings

NFIC may become party to certain lawsuits in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies. NFIC is not currently subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against it. See also Note 1 to NFIC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information.”

SELECTED FINANCIAL DATA OF NFIC

The tables below set forth NFIC’s selected consolidated historical financial data for the periods indicated. The selected consolidated historical financial data as of and for the years ended December 31, 2016, 2015, 2014 and 2013 have been derived from NFIC’s audited consolidated financial statements, which are included in “Annex C: Financial Statements and Pro Forma Financial Information.” NFIC’s historical results are not necessarily indicative of future results. The selected financial data in this section are not intended to replace the financial statements and are qualified in their entirety by the financial statements and related notes included in this filing.

The selected consolidated financial information and other data presented below should be read in conjunction with the information contained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of NFIC,” NFIC’s audited consolidated financial statements and the notes thereto in “Annex C: Financial Statements and Pro Forma Financial Information.”

	For the years ended December 31,
(dollar amounts in thousands, except per share data)	2016	2015	2014	2013
Consolidated Statements of Operations Data
Income
Total investment income	$20,209	$14,842	$6,264	$710
Expenses
Total expenses	5,719	4,999	3,936	1,823
Net investment income (loss)	14,490	9,843	2,328	(1,113)
Net realized gain (loss) on investments—non-controlled/non-affiliated	50	53	—	—
Net change in unrealized appreciation (depreciation) on investments—non-controlled/ non-affiliated	(951)	(2,562)	(1,207)	(107)
Net increase (decrease) in net asset resulting from operations	13,589	7,334	1,121	(1,220)
Per Share Data
Basic and diluted net investment income	$1.91	$1.65	$0.72	$(1.83)
Basic and diluted earnings	$1.79	$1.23	$0.35	$(2.00)
Dividends declared(1)	$1.88	$1.52	$0.67	$—

(1)	Cumulative per share dividends declared by the Company’s Board of Directors for the years ended December 31, 2016, 2015 and 2014. The Company’s Board of Directors did not declare a dividend during the year ended December 31, 2013

	December 31,
(dollar amounts in thousands, except per share data)	2016	2015	2014	2013
Consolidated Statements of Assets and Liabilities Data
Investments—non-controlled/non-affiliated, at fair value	$286,181	$244,283	$182,076	$59,868
Cash and cash equivalents	7,217	7,404	2,548	12,219
Total assets	295,289	254,000	187,045	74,238
Secured borrowings	130,427	118,194	80,903	25,506
Total liabilities	139,743	122,481	97,736	30,301
Total net assets	155,546	131,519	89,309	43,937
Net assets per share	$19.07	$19.16	$19.34	$19.40
Other Data:
Number of portfolio companies at year end	80	70	52	16
Average funded investments in new portfolio companies(1)	2,255	2,726	3,287	3,748
Total return based on net asset value(2)	9.34%	6.93%	3.14%	(3.00)%

(1)	Average is calculated per portfolio company based on the total amount funded during the period divided by the number of portfolio companies invested/structured finance obligations made during the period.
(2)	Total return is based on the change in net asset value per share during the year plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning net asset value for the year. Total return for the years/periods ended December 31, 2016, 2015, 2014 and 2013 was inclusive of $0.02, $0.07, $0.15 and $0.01, respectively, per share increase in net asset value related to the offering price of the Company’s common stock. Excluding the effects of the higher offering price of the Company’s common stock, total return would have been 9.24%, 6.57%, 2.37% and (3.05%), respectively (refer to Note 9 to NFIC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for additional information). Total return based on change in net asset value for the year ended December 31, 2013 was calculated for the period from commencement of operations through December 31, 2013.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF NFIC

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with section entitled “Selected Financial Information of NFIC” and NFIC’s consolidated financial statements and related notes in “Annex C: Financial Statements and Pro Forma Financial Information.” This discussion contains forward-looking statements and involves numerous risks and uncertainties, including, but not limited to those described in Part I, Item 1A of the 2016 Form 10-K “Risk Factors.” NFIC’s actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under Part I, Item 1A of the 2016 Form 10-K “Risk Factors” and the section entitled “Cautionary Statement Regarding Forward-Looking Statements” appearing elsewhere in this Proxy Statement/Private Placement Memorandum.

Overview

We are a Maryland corporation formed on November 1, 2012, and structured as an externally managed, non-diversified closed-end investment company. We have elected to be regulated as a BDC under the Investment Company Act. We have elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a RIC under Subchapter M of the Code.

Our investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which we define as companies with approximately $10 million to $100 million of EBITDA. We seek to achieve its investment objective primarily through direct originations of Middle Market Senior Loans, with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities). We generally make Middle Market Senior Loans to private U.S. middle market companies that are, in many cases, controlled by private equity firms. Depending on market conditions, we expect a majority of the value of our assets will be invested in Middle Market Senior Loans, subject to, in the case of second lien senior secured loans, a limit of 10% of our total assets. The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms. In addition, we may invest up to 10% of our total assets in high yield securities whose risk profile, as determined at the sole discretion of the Investment Adviser, is similar to or better than the risk profile of Middle Market Senior Loans. We expect that the composition of our portfolio will change over time given the Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which we are operating.

We are externally managed by the Investment Adviser, an investment adviser registered under the Advisers Act. Our Administrator provides the administrative services necessary for us to operate. Both the Investment Adviser and our Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of Carlyle.

In conducting our investment activities, we believe that we benefit from the significant scale and resources of Carlyle, including the Investment Adviser and its affiliates. We have operated our business as a BDC since we began our investment activities in May 2013.

After the earlier of August 6, 2018 or the completion of a Qualified IPO by TCG BDC, our Board of Directors (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve us. These efforts may include cash tender offers from time to time as proceeds become available. Refer to http://www.sec.gov website for further information on TCG BDC.

Key Components of NFIC’s Results of Operations

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt available to middle market companies, the general economic environment and the competitive environment for the type of investments we make.

Revenue

We generate revenue primarily in the form of interest income on debt investments we hold. In addition, we generate income from capital gains on the sales of loans and debt securities and various loan origination and other fees. Our debt investments generally have a stated term of five to eight years and generally bear interest at a floating rate usually determined on the basis of a benchmark such as LIBOR. Interest on these debt securities is generally paid quarterly. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. We may also generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees.

Expenses

Our primary operating expenses include the payment of: (i) management fees to the Investment Adviser pursuant to the NFIC Investment Advisory Agreement between us and the Investment Adviser; (ii) costs and other expenses and our allocable portion of overhead incurred by our Administrator in performing its administrative obligations under the NFIC Administration Agreement between us and our Administrator; and (iii) other operating expenses as detailed below:

•	the costs of any other offerings of our common stock and other securities, if any;

•	calculating individual asset values and our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses, including travel expenses, incurred by the Investment Adviser, or members of the Investment Adviser team managing our investments, or payable to third parties, performing due diligence on prospective portfolio companies and, if necessary, expenses of enforcing our rights;

•	management fees payable under the NFIC Investment Advisory Agreement;

•	certain costs and expenses relating to distributions paid on our shares;

•	administration fees payable under the NFIC Administration Agreement and sub-administration agreements, including related expenses;

•	debt service and other costs of borrowings or other financing arrangements;

•	the allocated costs incurred by the Investment Adviser in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, making or holding investments;

•	the costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments;

•	transfer agent and custodial fees;

•	costs of hedging;

•	commissions and other compensation payable to brokers or dealers;

•	federal and state registration fees;

•	any U.S. federal, state and local taxes, including any excise taxes;

•	independent director fees and expenses;

•	costs of preparing financial statements and maintaining books and records, costs of preparing tax returns, costs of Sarbanes-Oxley Act compliance and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies), and other reporting and compliance costs, including registration and listing fees, and the compensation of professionals responsible for the preparation or review of the foregoing;

•	the costs of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholders’ meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	the costs of specialty and custom software for monitoring risk, compliance and overall portfolio, including any development costs incurred prior to the filing of our election to be regulated as a BDC;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct fees and expenses associated with independent audits, agency, consulting and legal costs; and

•	all other expenses incurred by us or our Administrator in connection with administering our business, including our allocable share of certain officers and their staff compensation.

We expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

Portfolio and Investment Activity

As of December 31, 2016, the fair value of our investments was approximately $286,181 thousand comprised of 80 portfolio companies. As of December 31, 2015, the fair value of our investments was approximately $244,283 thousand comprised of 70 portfolio companies. The fair value of our investments was approximately $182,076 thousand comprised of 52 portfolio companies as of December 31, 2014.

Our investment activity for the years ended December 31, 2016, 2015 and 2014 is presented below (information presented herein is at amortized cost unless otherwise indicated):

	For the years ended December 31,
(dollar amounts in thousands)	2016	2015	2014
Investments—non-controlled/non-affiliated:
Total Investments—non-controlled/non-affiliated as of January 1	$248,159	$183,390	$59,975
New Investments purchased	108,243	106,302	138,051
Net accretion of discount on investments	1,238	676	274
Net realized gain (loss) on investments	50	53	—
Investments sold or repaid	(66,682)	(42,262)	(14,910)

Total Investments—non-controlled/non-affiliated as of December 31	$291,008	$248,159	$183,390

Principal amount of investments funded:
First Lien Debt	$108,932	$97,010	$126,927
Second Lien Debt	500	11,250	12,700

Total	$109,432	$108,260	$139,627

Principal amount of investments sold or repaid:
First Lien Debt	$(52,706)	$(42,322)	$(14,910)
Second Lien Debt	(13,848)	—	—

Total	$(66,554)	$(42,322)	$(14,910)

Number of new funded investments	48	39	42
Average amount of new funded investments	$2,255	$2,726	$3,287
Percentage of new funded debt investments at floating interest rates	100%	100%	98%
Percentage of new funded debt investments at fixed rates	0%	0%	2%

As of December 31, 2016 and 2015, investments—non-controlled/non-affiliated consisted of the following:

(dollar amounts in thousands)	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First Lien Debt	$280,541	$275,766	$224,494	$221,371
Second Lien Debt	10,467	10,415	23,665	22,912

Total	$291,008	$286,181	$248,159	$244,283

The weighted average yields (1) for our first and second lien debt, based on the amortized cost and fair value as of December 31, 2016 and 2015, were as follows:

(dollar amounts in thousands)	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First Lien Debt (excluding First Lien/Last Out)	6.31%	6.43%	6.31%	6.42%
First Lien/Last Out Unitranche	12.40%	12.18%	12.22%	11.89%

First Lien Debt Total	6.75%	6.87%	6.71%	6.81%
Second Lien Debt	9.73%	9.77%	9.52%	9.83%

First and Second Lien Debt Total	6.86%	6.97%	6.98%	7.09%

(1)

Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2016 and 2015. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

See the Consolidated Schedules of Investments as of December 31, 2016 and 2015 in NFIC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for more information on these investments, including a list of companies and type and amount of investments.

As part of the monitoring process, the Investment Adviser has developed risk policies pursuant to which it regularly assesses the risk profile of each of our debt investments and rates each of them based on the following categories, which we refer to as “Internal Risk Ratings”:

Internal Risk Ratings Definitions

Rating	Definition
1	Performing—Low Risk: Borrower is operating more than 10% ahead of the base case.

2	Performing—Stable Risk: Borrower is operating within 10% of the base case (above or below). This is the initial rating assigned to all new borrowers.

3	Performing—Management Notice: Borrower is operating more than 10% below the base case. A financial covenant default may have occurred, but there is a low risk of payment default.

4	Watch List: Borrower is operating more than 20% below the base case and there is a high risk of covenant default, or it may have already occurred. Payments are current although subject to greater uncertainty, and there is moderate to high risk of payment default.

5	Watch List—Possible Loss: Borrower is operating more than 30% below the base case. At the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have occurred. Loss of principal is possible.

6	Watch List—Probable Loss: Borrower is operating more than 40% below the base case, and at the current level of operations and financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment default is very likely or may have already occurred. Additionally, the prospects for improvement in the borrower’s situation are sufficiently negative that impairment of some or all principal is probable.

The Investment Adviser’s risk rating model is based on evaluating portfolio company performance in comparison to the base case when considering certain credit metrics including, but not limited to, adjusted EBITDA and net senior leverage as well as specific events including, but not limited to, default and impairment.

The Investment Adviser monitors and, when appropriate, changes the investment ratings assigned to each debt investment in our portfolio. In connection with our quarterly valuation process, the Investment Adviser reviews our investment ratings on a regular basis. The following table summarizes the Internal Risk Ratings as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
(dollar amounts in millions)	Fair Value	% of Fair Value	Fair Value	% of Fair Value
Internal Risk Rating 1	$11.9	4.15%	$15.1	6.16%
Internal Risk Rating 2	223.0	77.92	187.5	76.75
Internal Risk Rating 3	23.2	8.11	37.9	15.51
Internal Risk Rating 4	22.0	7.69	3.8	1.58
Internal Risk Rating 5	3.5	1.22	—	—
Internal Risk Rating 6	2.6	0.91	—	—

Total	$286.2	100.00%	$244.3	100.00%

As of December 31, 2016 and 2015, the weighted average Internal Risk Rating of our debt investment portfolio was 2.3 and 2.1, respectively.

Consolidated Results of Operations

For the years ended December 31, 2016, 2015 and 2014

The net increase or decrease in net assets from operations may vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and net change in unrealized appreciation and depreciation. As a result, quarterly comparisons may not be meaningful.

Investment Income

Interest income for the years ended December 31, 2016, 2015 and 2014 was as follows:

(dollar amounts in thousands)	For the years ended December 31,
	2016	2015	2014
Interest income from non-controlled/non-affiliated investments:
First Lien Debt	$17,969	$12,936	$6,101
Second Lien Debt	2,240	1,906	163

Total investment income	$20,209	$14,842	$6,264

The increase in interest income for the year ended December 31, 2016 from the comparable period in 2015 was primarily driven by our deployment of capital and increasing invested balance. The size of our portfolio increased to $291,008 thousand as of December 31, 2016 from $248,159 thousand as of December 31, 2015, at amortized cost, and total principal amount of investments outstanding increased to $294,006 thousand as of December 31, 2016 from $251,128 thousand as of December 31, 2015. The increase in interest income was also due to the increase in the weighted average yield. As of December 31, 2016, the weighted average yield of our first and second lien debt decreased to 6.86% from 6.98% as of December 31, 2015, on amortized cost.

The increase in interest income for the year ended December 31, 2015 from the comparable period in 2014 was primarily driven by our deployment of capital and increasing invested balance. The size of our portfolio increased to $248,159 thousand as of December 31, 2015 from $183,390 thousand as of December 31, 2014, at amortized cost, and total principal amount of investments outstanding increased to $251,128 thousand as of December 31, 2015 from $185,190 thousand as of December 31, 2014. The increase in interest income was also due to the increase in the weighted average yield. As of December 31, 2015, the weighted average yield of our first and second lien debt increased to 6.98% from 6.18% as of December 31, 2014, on amortized cost.

Interest income on our first and second lien debt investments is dependent on the composition and credit quality of the portfolio. Generally, we expect the portfolio to generate predictable quarterly interest income based on the terms stated in each loan’s credit agreement. As of December 31, 2016, one first lien debt investment in the portfolio was non-performing. As of December 31, 2016, the fair value of the loan in the portfolio on non-accrual status was $2,621 thousand, which represents approximately 0.9% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of December 31, 2016 and for the year then ended. As of December 31, 2015 and 2014 and for the years then ended, all of our first and second lien debt investments were performing and current on their interest payments.

Net investment income (loss) for the years ended December 31, 2016, 2015 and 2014 was as follows:

(dollar amounts in thousands)	For the years ended December 31,
	2016	2015	2014
Total investment income from non-controlled/non-affiliated investments	$20,209	$14,842	$6,264
Total expenses	(5,719)	(4,999)	(3,936)

Net investment income (loss)	$14,490	$9,843	$2,328

Expenses

(dollar amounts in thousands)	For the years ended December 31,
	2016	2015	2014
Management fees	$677	$547	$268
Professional fees	703	606	819
Administrative service fees	185	182	155
Interest expense	2,822	2,028	890
Credit facility fees	762	986	1,272
Directors’ fees and expenses	138	243	262
Other general and administrative	432	407	270

Total expenses	$5,719	$4,999	$3,936

Interest expense and credit facility fees for the years ended December 31, 2016, 2015 and 2014 were comprised of the following:

	For the years ended December 31,
(dollar amounts in thousands)	2016	2015	2014
Interest expense	$2,822	$2,028	$890
Facility unused commitment fee	242	389	442
Amortization of deferred financing costs	451	531	764
Other fees	69	66	66

Total interest expense and credit facility fees	$3,584	$3,014	$2,162

Cash paid for interest expense	$2,683	$1,841	$700

The increase in interest expense for the year ended December 31, 2016 compared to the comparable period in 2015 was driven by increased usage of the NFIC Facilities related to increased deployment of capital to investments. For the year ended December 31, 2016, the average interest rate increased to 2.32% from 1.98% for the comparable period in 2015, and average principal debt outstanding increased to $119,673 thousand from $101,172 thousand for the comparable period in 2015.

The increase in interest expense for the year ended December 31, 2015 compared to the comparable period in 2014 was driven by increased usage of the NFIC Facilities related to increased deployment of capital to investments. Additionally, for the years ended December 31, 2015 and 2014, $167 thousand and $370 thousand, respectively, of the amortization of deferred financing costs represents the prorated financing costs that were immediately expensed in lieu of continuing to amortize over the term of the NFIC SPV Credit Facility related to the amendments that reduced commitments in the NFIC SPV Credit Facility. For the year ended December 31, 2015, the average interest rate increased to 1.98% from 1.97% for the period for the comparable period in 2014, and average principal debt outstanding increased to $101,172 thousand from $44,558 thousand for the period in 2014.

The increase in management fees for the year ended December 31, 2016 from the comparable period in 2015 and for the year ended December 31, 2015 from the comparable period in 2014 was driven by our deployment of capital and our increasing invested balance. See Note 4 to NFIC’s consolidated financial statements included in “Annex C: Financial Statements and Pro Forma Financial Information” for more information on the management fees.

Professional fees include legal, rating agencies, audit, tax, valuation, technology and other professional fees incurred related to the management of us. Administrative service fees represent fees paid to the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our executive officers and their respective staff. Other general and administrative expenses include insurance, filing, research, subscriptions and other costs. The increase in other general and administrative expenses for the year ended December 31, 2016 from the comparable period in 2015 and for the year ended in December 31, 2015 from the comparable period in 2014 was primarily driven by the increased deployment of capital.

Net Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) on Investments

During the year ended December 31, 2016, we had a realized gain on 7 investments totaling approximately $81 thousand which was offset by realized losses on 2 investments totaling approximately $30 thousand. During the year ended December 31, 2015, we had a realized gain on 3 investments totaling approximately $53 thousand. During the years ended December 31, 2016, 2015 and 2014, we had a change in unrealized appreciation on 83, 32, and 17 investments, respectively, totaling approximately $5,285 thousand, $1,099 thousand, and $587 thousand, respectively, which was offset by a change in unrealized depreciation on 20, 54, and 41 investments, respectively, totaling approximately $6,236 thousand, $3,661 thousand, and $1,794 thousand, respectively.

Net realized gain (loss) and net change in unrealized appreciation (depreciation) for the years ended December 31, 2016, 2015 and 2014, were as follows:

	For the years ended December 31,
(dollar amounts in thousands)	2016	2015	2014
Net realized gain (loss) on investments—non-controlled/non-affiliated	$50	$53	$—
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	(951)	(2,562)	(1,207)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	$(901)	$(2,509)	$(1,207)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) by the type of investments for the years ended December 31, 2016, 2015 and 2014 were as follows:

	For the years ended December 31,
(dollar amounts in thousands)	2016		2015		2014
Type	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
First Lien Debt	$45	$(1,652)	$53	$(2,052)	$—	$(963)
Second Lien Debt	5	701	—	(510)	—	(244)

Total	$50	$(951)	$53	$(2,562)	$—	$(1,207)

Net change in unrealized depreciation in our debt investments for the year ended December 31, 2016 compared to the comparable period in 2015 was primarily due to negative credit related adjustments, such as a non-accrual portfolio company investment, that caused a reduction in fair value and was moderated by a tightening spread environment during the year. Net change in unrealized depreciation in our debt investments for the year ended December 31, 2015 compared to the comparable period in 2014 was primarily due to a widening spread environment during the last six months of the year.

Financial Condition, Liquidity and Capital Resources

We generate cash from the net proceeds of offerings of our common stock and through cash flows from operations, including investment sales and repayments as well as income earned on investments and cash equivalents. We may also fund a portion of our investments through borrowings under the NFIC Facilities.

The NFIC SPV closed on September 12, 2013 on the NFIC SPV Credit Facility, which was subsequently amended on July 25, 2014 and November 13, 2015. The NFIC SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $120,000 thousand (the borrowing base as calculated pursuant to the terms of the NFIC SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments the Company has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $262,500 thousand, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the NFIC SPV Credit Facility, including adequate collateral to support such borrowings. The NFIC SPV Credit Facility imposes financial and operating covenants on us and the NFIC SPV that restrict our and its business activities. Continued compliance with these covenants will depend on many factors, some of which are beyond our control.

We closed on March 27, 2014 on the NFIC Credit Facility, which was subsequently amended on August 22, 2014, December 12, 2014 and August 31, 2016. The maximum principal amount of the NFIC Credit Facility is $50,000 thousand, subject to availability under the NFIC Credit Facility, which is based on certain advance rates multiplied by the value of the Company’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the Company may incur in accordance with the terms of the NFIC Credit Facility. Proceeds of the NFIC Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. Maximum capacity under the NFIC Credit Facility may be increased to $125,000 thousand through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The NFIC Credit Facility includes a $10,000 thousand limit for swingline loans and a $5,000 thousand limit for letters of credit. Subject to certain exceptions, the NFIC Credit Facility is secured by a first-priority security interest in substantially all of the portfolio investments held by the Company and the Company’s unfunded investor equity capital commitments (provided that the amount of unfunded capital commitments ultimately available to the lenders is limited to $34,000 thousand). The pledge of unfunded investor equity capital commitments was subject to release upon the earlier of (a) the date eligible investments held by the Company are equal to or greater than $62,500 thousand and the NFIC Credit Facility’s borrowing base equity test is satisfied and (b) the date the borrower has received equity capital contributions in an amount equal to $34,000 thousand. Such eligible investments and shareholder equity thresholds had been satisfied as of December 31, 2016 and 2015. The NFIC Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity, liquidity and interest coverage, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.

Although we believe that we and the NFIC SPV will remain in compliance, there are no assurances that we or the NFIC SPV will continue to comply with the covenants in the NFIC Credit Facility and the NFIC SPV Credit Facility, as applicable. Failure to comply with these covenants could result in a default under the NFIC Credit Facility and/or the NFIC SPV Credit Facility that, if we or the NFIC SPV were unable to obtain a waiver from the applicable lenders, could result in the immediate acceleration of the amounts due under the NFIC Credit Facility and/or the NFIC SPV Credit Facility, and thereby have a material adverse impact on our business, financial condition and results of operations.

For more information on the NFIC SPV Credit Facility and NFIC Credit Facility, see Note 6 to NFIC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information.”

The primary use of existing funds and any funds raised in the future is expected to be for investments in portfolio companies, repayment of indebtedness, cash distributions to our stockholders and for other general corporate purposes.

As of December 31, 2016 and 2015, the Company had $7,217 thousand and $7,404 thousand, respectively, in cash and cash equivalents. The facilities of the Company and the NFIC SPV consisted of the following as of December 31, 2016, 2015 and 2014:

(dollar amounts in thousands)	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion(1)	Amount Available(2)
NFIC SPV Credit Facility	$120,000	$90,427	$29,573	$7,004
NFIC Credit Facility	50,000	40,000	10,000	10,000

Total	$170,000	$130,427	$39,573	$17,004

(dollar amounts in thousands)	December 31, 2015
	Total Facility	Borrowings Outstanding	Unused Portion(1)	Amount Available(2)
NFIC SPV Credit Facility	$120,000	$87,194	$32,806	$2,753
NFIC Credit Facility	50,000	31,000	19,000	10,526

Total	$170,000	$118,194	$51,806	$13,279

(dollar amounts in thousands)	December 31, 2014
	Total Facility	Borrowings Outstanding	Unused Portion(1)	Amount Available(2)
NFIC SPV Credit Facility	$140,000	$39,403	$100,597	$2,695
NFIC Credit Facility	50,000	41,500	8,500	12,638

Total	$190,000	$80,903	$109,097	$15,333

(1)	The unused portion is the amount upon which commitment fees are based.
(2)	Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

Equity Activity

There were no commitments made to us during the years ended December 31, 2016 and 2015. As of December 31, 2016 and 2015, we had $190,077 thousand in total capital commitments from stockholders, of which $28,540 thousand and $53,540 thousand, respectively, was unfunded and subject to call by the Company. As of December 31, 2016 and 2015, current directors had no capital commitments to us.

Shares issued as of December 31, 2016 and 2015 were 8,156,316 and 6,864,244, respectively.

The following table summarizes activity in the number of shares of our common stock outstanding during the years ended December 31, 2016, 2015 and 2014:

	For the years ended December 31,
	2016	2015	2014
Shares outstanding, beginning of year	6,864,244	4,618,564	2,265,375
Common stock issued	1,292,072	2,245,680	2,353,189

Shares outstanding, end of year	8,156,316	6,864,244	4,618,564

Upon the earlier of the August 6, 2018 and the completion of a Qualified IPO by TCG BDC, investors will be released from any further obligation under their capital commitments to purchase additional shares of common stock, subject to certain exceptions contained in their subscription agreements.

Contractual Obligations

A summary of our significant contractual payment obligations was as follows as of December 31, 2016:

(dollar amounts in thousands)
Payment Due by Period	NFIC SPV Credit Facility and NFIC Credit Facility
Less than 1 Year	$—
1-3 Years	—
3-5 Years	130,427
More than 5 Years	—

Total	$130,427

For more information on the NFIC SPV Credit Facility and NFIC Credit Facility, see Note 6 to NFIC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information.”

As of December 31, 2016 and 2015, $90,427 thousand and $87,194 thousand, respectively, of secured borrowings were outstanding under the NFIC SPV Credit Facility and $40,000 thousand and $31,000 thousand, respectively, were outstanding under the NFIC Credit Facility. For the years ended December 31, 2016, 2015 and 2014, we incurred $2,822 thousand, $2,028 thousand and $890 thousand, respectively, of interest expense and $242 thousand, $389 thousand and $442 thousand, respectively, of unused commitment fees.

Off Balance Sheet Arrangements

In the ordinary course of our business, we enter into contracts or agreements that contain indemnifications or warranties. Future events could occur which may give rise to liabilities arising from these provisions against us. We believe that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in NFIC’s consolidated financial statements as of December 31, 2016 and 2015, in “Annex C: Financial Statements and Pro Forma Financial Information,” for any such exposure.

We have in the past and may in the future become obligated to fund commitments such as revolving credit facilities, bridge financing commitments, or delayed draw commitments.

We had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

(dollar amounts in thousands)	Principal Amount as of
	December 31, 2016	December 31, 2015
Unfunded delayed draw commitments	$5,969	$2,097
Unfunded revolving term loan commitments	1,339	737

Total unfunded commitments	$7,308	$2,834

Dividends and Distributions to Common Stockholders

Dividends and distributions, if any, are paid in cash to common stockholders. The following table summarizes our dividends declared and payable since inception through May 3, 2017:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount	Annualized Dividend Yield(1)
March 13, 2014	March 31, 2014	April 14, 2014	$0.04	$128	1.12%
June 26, 2014	June 30, 2014	July 14, 2014	$0.12	$383	2.46%
September 12, 2014	September 18, 2014	October 9, 2014	$0.24	$825	5.14%
December 19, 2014	December 29, 2014	January 26, 2015	$0.27	$1,247	6.19%
March 11, 2015	March 13, 2015	April 17, 2015	$0.30	$1,645	6.84%
June 24, 2015	June 30, 2015	July 22, 2015	$0.35	$2,191	7.69%
September 24, 2015	September 24, 2015	October 22, 2015	$0.40	$2,563	8.17%
December 29, 2015	December 29, 2015	January 22, 2016	$0.47	$3,226	9.67%
March 10, 2016	March 14, 2016	April 22, 2016	$0.44	$3,203	9.66%
June 8, 2016	June 8, 2016	July 22, 2016	$0.44	$3,203	9.44%
September 28, 2016	September 28, 2016	October 24, 2016	$0.44	$3,589	9.44%
December 29, 2016	December 29, 2016	January 24, 2017	$0.56	$4,567	11.50%
March 20, 2017	March 20, 2017	April 24, 2017	$0.44	$3,589	9.36%

(1)	Annualized dividend yield is calculated by dividing the declared dividend by the weighted average of the net asset value at the beginning of the quarter and the capital called during the quarter and annualizing over 4 quarterly periods.

Critical Accounting Policies

The preparation of our consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies, including those relating to the valuation of our investment portfolio, are described below. The critical accounting policies should be read in connection with Part I, Item 1A of the 2016 Form 10-K “Risk Factors”.

Fair Value Measurements

The Company applies fair value accounting in accordance with the terms of ASC 820. ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e. “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or the Board of Directors, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board of Directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans portfolio each quarter (such that each non-traded investment is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the Board of Directors with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board of Directors discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.

Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period.

Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in our consolidated financial statements as of December 31, 2016 and 2015.

US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•	Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments generally included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets. The Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

•	Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•	Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur.

The Company generally uses the following framework when determining the fair value of investments that are categorized as Level 3:

Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.

Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the investment’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in first and second lien debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The carrying value of the secured borrowings approximates its fair value and is categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis. The significant unobservable inputs used in the fair value measurement of the Company’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

See Note 3 to NFIC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” for further information on fair value measurements.

Use of Estimates

The preparation of NFIC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information” in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Company’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on management fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to NFIC’s consolidated financial statements in “Annex C: Financial Statements and Pro Forma Financial Information”. Actual results could differ from these estimates and such differences could be material.

Investments

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in NFIC’s Consolidated Statements of Operations in “Annex C: Financial Statements and Pro Forma Financial Information” reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Revenue Recognition

Interest from Investments and Realized Gain/Loss on Investments

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost, including origination fees, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.

The Company may have loans in its portfolio that contain PIK provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity.

Other Income

Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with the Company’s investment activities as well as any fees for managerial assistance services rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. The Company may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the NFIC Consolidated Statements of Assets and Liabilities included in “Annex C: Financial Statements and Pro Forma Financial Information.”

Non-Accrual Income

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

Income Taxes

For federal income tax purposes, the Company has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its ICTI, as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.

The NFIC SPV is a disregarded entity for tax purposes and is consolidated with the tax return of the Company.

Capital Calls and Dividends and Distributions to Common Stockholders

The Company records the shares issued in connection with capital calls as of the effective date of the capital call. To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date and paid in cash. The amount to be distributed is determined by the Board of Directors each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

Related Party Transactions

For information on the related party transactions of NFIC, see the section entitled “Corporate Governance—Certain Relationships and Related Party Transactions” in this Proxy Statement/Private Placement Memorandum.

APPRAISAL RIGHTS

Under the governing documents of NFIC, NFIC’s stockholders do not have dissenters’ rights of appraisal with respect to the Merger.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since both NFIC and TCG BDC generally acquire and dispose of their respective investments in privately negotiated transactions, they infrequently use brokers in the normal course of their respective businesses.

Subject to policies established by the board of directors of NFIC or TCG BDC, the Investment Adviser is primarily responsible for the execution of any traded securities in such company’s portfolio and such company’s allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for NFIC or TCG BDC, as applicable, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operations facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While the Investment Adviser generally seeks reasonably competitive trade execution costs, NFIC or TCG BDC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser, NFIC, TCG BDC and any other clients. In return for such services, NFIC or TCG BDC, as applicable, may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

OTHER BUSINESS

The Board is not aware of any other matter to be submitted at the Annual Meeting. If any other matter properly comes before the Meeting, the persons named in the enclosed form of proxy generally will have discretionary authority to vote the shares thereby represented in accordance with their judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2018

ANNUAL MEETING OF STOCKHOLDERS

If the Merger is completed, NFIC would cease to exist as a separate corporation before its 2018 annual meeting could be held. However, if the Merger is not completed, NFIC will continue to hold annual meetings of stockholders. Any stockholder nominations or proposals for other business intended to be presented at NFIC’s next annual meeting, if any, must be submitted to NFIC as set forth below.

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

Any proposal of a stockholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2018 annual meeting of stockholders pursuant to the SEC’s Rule 14a-8 must be received by us no later than                     , 2017. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Secretary of the Company, Matthew Cottrell, 520 Madison Avenue, 40th Floor, New York, NY 10022.

Bylaw Requirements for Stockholder Submission of Nominations and Proposals

A stockholder recommendation for nomination of a person for election to our board or a proposal for consideration at our 2018 annual meeting of stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our Bylaws require that, to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the Secretary at the principal executive office of the Company at the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the Meeting. As a result, a stockholder’s notice pursuant to these provisions of our Bylaws must be received no earlier than January 8, 2018 and no later than 5:00 p.m., Eastern Time, on February 7, 2018; provided, however, that in the event that the date of the 2018 annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2017 annual meeting of stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made.

WHERE YOU CAN FIND MORE INFORMATION

NFIC and TCG BDC are each subject to the informational requirements of the Exchange Act. Accordingly, they must file annual, quarterly and current reports, proxy material and other information with the SEC. You can review and copy such information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. Such information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov. You also can obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

The information NFIC files with the SEC is available free of charge by contacting it at 520 Madison Avenue, 40th Floor, New York, NY 10022 or by telephone at (212) 813-4900 or on its website at http://nfinvestmentcorp.com. Information contained on NFIC’s website is not incorporated into the Proxy Statement/Private Placement Memorandum and you should not consider such information to be part of the Proxy Statement/Private Placement Memorandum.

The information TCG BDC files with the SEC is available free of charge by contacting it at 520 Madison Avenue, 40th Floor, New York, NY 10022 or by telephone at (212) 813-4900 or on its website at http://www.carlyle.com/our-business/global-market-strategies/tcg-bdc-inc. Information contained on TCG BDC’s website is not incorporated into the Proxy Statement/Private Placement Memorandum and you should not consider such information to be part of the Proxy Statement/Private Placement Memorandum.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE OVER THE INTERNET, BY TELEPHONE OR BY MARKING, SIGNING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

/s/ Matthew Cottrell

Matthew Cottrell
Secretary

ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this third day of May, 2017, by and between TCG BDC, Inc., formerly known as Carlyle GMS Finance, Inc. (the “Acquiring BDC”) and NF Investment Corp. (the “Acquired BDC”), each a Maryland corporation. The Acquiring BDC and Acquired BDC may be referred to herein each as a “BDC” and collectively as the “BDCs.”

This Agreement is not intended to be, and is not adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder.

WHEREAS, the Board of Directors of the Acquiring BDC (the “Acquiring BDC Board”) has determined that the merger provided for in this Agreement pursuant to which the Acquired BDC will, on the terms and subject to the conditions set forth in this Agreement, merge with and into the Acquiring BDC (the “Merger”), with the Acquiring BDC as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”) is in the best interests of the Acquiring BDC and that the interests of the existing stockholders of the Acquiring BDC will not be diluted as a result of the Merger, and the Board of Directors of the Acquired BDC (the “Acquired BDC Board”) has determined that the Merger is in the best interests of the Acquired BDC and that the interests of the existing stockholders of the Acquired BDC (the “Acquired BDC Stockholders”) will not be diluted as a result of the Merger; and

WHEREAS, each BDC is a closed-end investment company that has elected to be treated as a “business development company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired BDC owns securities that generally are assets of the character in which the Acquiring BDC is permitted to invest.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE MERGER

1.1 The Merger. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time (as defined in Section 1.2), the Acquired BDC shall merge with and into the Acquiring BDC and the separate corporate existence of the Acquired BDC shall cease. The Acquiring BDC shall be the surviving company in the Merger and shall continue its existence as a corporation under the laws of the State of Maryland. The foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2 Effective Time. Contemporaneously with the Closing, the Surviving Company and the Acquired BDC shall file or cause to be filed articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Merger shall become effective at the time (the “Effective Time”) set forth in the Articles of Merger, but in no event shall the Effective Time be later than 30 days after the Article of Merger are accepted for recording by the SDAT at the Closing.

1.3 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in Section 3-114 of the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the

Effective Time, all the property, rights, privileges and powers of the Acquired BDC and the Acquiring BDC shall be vested in the Acquiring BDC as the Surviving Company, and all debts, liabilities and duties of the Acquired BDC shall become the debt, liabilities and duties of the Acquiring BDC as the Surviving Company.

1.4 Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Acquiring BDC, the Acquired BDC or the holder of any of the following securities:

(a) each share of common stock, par value $0.01 per share, of the Acquiring BDC (the “Acquiring BDC Common Stock”) issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall not be affected by the Merger;

(b) each share of common stock, par value $0.01 per share, of the Acquired BDC (the “Acquired BDC Common Stock”) issued and outstanding immediately prior to the Effective Time that is owned by the Acquired BDC, Acquiring BDC or any wholly-owned subsidiary of either of the BDCs (the “Excluded Shares”) shall be cancelled and shall cease to exist and no Acquiring BDC Common Stock or other consideration shall be delivered in exchange therefor;

(c) each share of Acquired BDC Common Stock other than the Excluded Shares shall be converted, in accordance with the procedures and subject to the limitations set forth in Section 2.4, into the right to receive:

(i)	an amount of cash (the “Per Share Cash Consideration”) equal to the product of (i) the Cash Election Percentage (as defined in Section 2.4(b)) elected by the holder of such Acquired BDC Common Stock and (ii) the Per Share Acquired BDC NAV (as defined in Section 2.1); and

(ii)	a number of shares of newly issued Acquiring BDC Common Stock (including fractional shares, rounded to the second decimal place) (each, an “Acquisition Share” and the Acquisition Shares to be issued for each share of Acquired BDC Common Stock, the “Per Share Stock Consideration” and together with the Per Share Cash Consideration, the “Per Share Merger Consideration”), determined by dividing (i) the Per Share Acquired BDC NAV (as defined in Section 2.1), minus the Per Share Cash Consideration, by (ii) the Acquisition Share NAV (as defined in Section 2.2); and

(d) any share of Acquired BDC Common Stock converted into the right to receive the Per Share Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time.

1.5 Charter and Bylaws of the Surviving Company. At the Effective Time, the Charter of the Acquiring BDC, as in effect immediately prior to the Effective Time, shall remain the Charter of the Acquiring BDC as the Surviving Company until thereafter amended in accordance with applicable law. The Bylaws of the Acquiring BDC, as in effect immediately prior to the Effective Time, shall remain the Bylaws of the Acquiring BDC as the Surviving Company until thereafter amended in accordance with applicable law and the terms of such Bylaws.

1.6 Directors and Officers. The directors and officers of the Acquiring BDC shall, from and after the Effective Time, become the directors and officers, respectively, of the Surviving Company until their successors shall have been duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with the Charter of the Surviving Company.

1.7 Ownership of Acquisition Shares. Ownership of Acquisition Shares will be shown on the books of the Acquiring BDC.

1.8 Transfer Taxes. Any transfer taxes payable upon the issuance of Acquisition Shares in a name other than the registered holder of the Acquired BDC Common Stock on the books of the Acquired BDC as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquisition Shares are to be issued and transferred.

1.9 Reporting. Promptly following the Effective Time, the Acquired BDC shall file with the Securities and Exchange Commission a Form N-54C and a Form 15.

1.10 Books and Records. All books and records of the Acquired BDC, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, will be available to the Acquiring BDC from and after the Closing Date and will be turned over to the Acquiring BDC as soon as practicable following the Closing.

ARTICLE II

VALUATION, ELECTION AND DELIVERY OF MERGER CONSIDERATION

2.1 Valuation of Assets. The value of the net assets of the Acquired BDC will be the value of its assets, less its liabilities (such value, the “Acquired BDC NAV”), computed on the business day immediately prior to the Closing Date or such other time as may be mutually agreed upon (such time, the “Valuation Time”), using the valuation procedures adopted by the Acquired BDC Board or such other valuation procedures as may be mutually agreed upon by the parties; provided that the valuation of a portion of the debt securities held by the Acquired BDC for which market quotations are not available (including all such securities rated 4 or higher by Carlyle GMS Investment Management L.L.C., the investment adviser to the BDCs (the “Adviser”) under the internal risk ratings system of the Acquired BDC) will be reviewed by Lincoln International, or such other independent evaluator as the parties may agree upon. “Per Share Acquired BDC NAV” shall mean the value equal to the Acquired BDC NAV divided by the number of outstanding shares of the Acquired BDC Common Stock immediately prior to the Effective Time.

2.2 Valuation of Acquisition Shares. The net asset value per Acquisition Share (the “Acquisition Share NAV”) shall be computed as of the Valuation Time, using the valuation adopted by the Acquiring BDC Board or such other valuation procedures as may be mutually agreed upon by the parties; provided that the valuation of a portion of the debt securities held by the Acquiring BDC for which market quotations are not available (including all such securities rated 4 or higher by the Adviser under the internal risk ratings system of the Acquiring BDC) will be reviewed by Lincoln International, or such other independent evaluator as the parties may agree upon.

2.3 Computations of Net Assets. All computations of net asset value in this Article II will be made by or under the direction of Carlyle GMS Finance Administration, LLC in accordance with its regular practice as administrator of the BDCs.

2.4 Election Procedures.

(a) An election form in such form as the Acquiring BDC shall specify (consistent with this Section 2.4) and as shall be reasonably acceptable to the Acquired BDC (the “Election Form”) shall be mailed to each holder of record of the common stock of the Acquired BDC as of the close of business on the record date for notice of the Stockholders Meeting (the “Record Date”).

(b) Each Election Form shall permit each Acquired BDC Stockholder to elect the percentage of the Per Share Merger Consideration such Acquired BDC Stockholder wishes to receive in the form of cash (such election, the “Election” and such percentage, the “Cash Election Percentage”) with respect to all shares of Acquired BDC Common Stock held by such Acquired BDC Stockholder. In no event shall the Cash Election Percentage elected by an Acquired BDC Stockholder exceed 95%, and any Cash Election Percentage exceeding 95% shall be deemed to be 95%, and in no event shall the Acquiring BDC be required to issue shares of Acquiring BDC Common Stock if such issuance would increase the number of shares of Acquiring BDC Common Stock outstanding immediately before the Effective Time by more than 20%. If the number of shares of

Acquiring BDC Common Stock to be issued for the aggregate Per Share Stock Consideration would otherwise be more than 20% of the number of shares of Acquiring BDC Common Stock outstanding immediately before the Effective Time, then each Acquired BDC Stockholder’s Cash Election Percentage shall be increased pro rata to the lowest percentage that results in the number of shares of Acquiring BDC Common Stock to be issued for the aggregate Per Share Stock Consideration being 20% or less than the number of shares of Acquiring BDC Common Stock outstanding immediately before the Effective Time. Any Acquired BDC Stockholder from which the Adviser has not received an effective, properly completed Election Form on or before 5:00 p.m. Eastern Time, on the business day immediately before the date of the Stockholders Meeting (as defined in Section 5.2 hereof) (or such other time and date as the parties shall agree) (the “Election Deadline”) shall be deemed to have elected to receive 95% as the Cash Election Percentage for the Per Share Merger Consideration with respect to all shares of Acquired BDC Common Stock held by such Acquired BDC Stockholder.

(c) The Acquiring BDC shall make available one (1) or more Election Forms as may reasonably be requested from time to time by all persons who become Acquired BDC Stockholders between the Record Date and the close of business on the business day prior to the Election Deadline, and the Acquired BDC shall provide to the Adviser all information reasonably necessary for it to perform as specified herein.

(d) Any Election shall have been properly made only if the Adviser shall have received a properly completed and duly executed Election Form by the Election Deadline. Any Election Form may be revoked or changed by the Acquired BDC Stockholder submitting such Election Form, by written notice received by the Adviser prior to the Election Deadline. In the event an Election Form is revoked prior to the Election Deadline, such Acquired BDC Stockholder shall thereafter be deemed to have elected to receive 95% as the Cash Election Percentage of its Per Share Merger Consideration, except to the extent a subsequent Election (if any) is properly made with respect to such Acquired BDC Stockholder’s Acquired BDC Common Stock. Subject to the terms of this Agreement and of the Election Form, the Adviser shall have reasonable discretion to determine whether any election, revocation or change has been properly or timely made and to disregard immaterial defects in the Election Forms, and any good faith decisions of the Adviser regarding such matters shall be binding and conclusive. None of the Acquiring BDC, the Acquired BDC or the Adviser shall be under any obligation to notify any Acquired BDC Stockholder of any defect in an Election Form.

(e) The Election Form will include (x) an acknowledgement that (i) the Acquisition Shares to be received by the Acquired BDC Stockholder executing such Election Form will not be registered under the Securities Act of 1933, as amended (the “1933 Act”) and are “restricted” shares for purposes of the 1933 Act and (ii) such Acquired BDC Stockholder is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act, and (y) an agreement that, with respect to such Acquisition Shares, such Acquired BDC Stockholder is subject to the restrictions of, and entitled to the benefits of, the subscription agreement such Acquired BDC Stockholder previously entered into with the Acquiring BDC. Acquisition Shares will not be credited to an Acquired BDC Stockholder’s account until the Adviser has received a duly executed Election Form or separate acknowledgment and agreement of (x) and (y) from such Acquired BDC Stockholder.

2.5 Delivery of Merger Consideration.

(a) Subject to properly completing, executing and delivering of the Election Form, an Acquired BDC Stockholder will be entitled to receive, as promptly as reasonably practicable after the Effective Time, the Per Share Merger Consideration in respect of the shares of Acquired BDC Common Stock held by such Acquired BDC Stockholder.

(b) At the Effective Time, the books of the Acquired BDC will be closed and thereafter there will be no further registration of transfers on the books of the Surviving Company of shares of Acquired BDC Common Stock.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 Closing Date. The Closing will occur on June 7, 2017, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Eastern time, on the Closing Date. The Closing will be held as of 7:59 a.m., Eastern time, at the offices of Sullivan & Cromwell LLP in New York, New York, or at such other time and/or place as the parties may agree.

3.2 Certificates of Transfer Agent.

(a) The Acquired BDC will issue and deliver or cause State Street Bank and Trust Company (“State Street”), in its capacity as transfer agent with respect to its common stock, to issue and deliver to the Acquiring BDC at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of its common stock, and the number and percentage ownership of outstanding common stock held by each such holder immediately prior to the Closing.

(b) The Acquiring BDC will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to its common stock, to issue and deliver to the Secretary of the Acquired BDC at the Closing a confirmation evidencing the Acquisition Shares to be credited on the Closing Date to the Acquired BDC Stockholders or provide evidence satisfactory to the Acquired BDC that such Acquisition Shares have been credited to the Acquired BDC Stockholders’ accounts on the books of the Acquiring BDC.

3.3 Delivery of Additional Items. At the Closing, each party will deliver to the other party such bills of sale, checks, assignments, stock certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement, including the Articles of Merger for filing with the MDAT.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 Representations of the Acquired BDC. The Acquired BDC represents and warrants as follows:

(a) The Acquired BDC is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b) The Acquired BDC is a closed-end investment company that has elected to be treated as a “business development company” under the 1940 Act, and such election is in full force and effect.

(c) The Acquired BDC is not, and the execution, delivery and performance of this Agreement (subject to stockholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Acquired BDC’s Charter or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired BDC is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to and accepted by the Acquiring BDC, the Acquired BDC has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquired BDC or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquired BDC to carry out the transactions contemplated by this Agreement. The Acquired BDC knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The financial statements of the Acquired BDC as of December 31, 2016, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and have been audited by independent auditors, and the unaudited financial statements of the Acquired BDC as of March 31, 2017 and for the quarter then ended have been prepared in accordance with GAAP, and such statements (copies of which have been furnished to the Acquiring BDC) fairly reflect the financial condition of the Acquired BDC as of December 31, 2016, and March 31, 2017, respectively, and there are no known contingent liabilities of the Acquired BDC as of such date that are not disclosed in such statements.

(g) Since the date of the most recent financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquired BDC’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquired BDC that have arisen after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquired BDC will not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Acquired BDC required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired BDC required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquired BDC’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired BDC, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired BDC.

(i) The authorized capital of the Acquired BDC consists of 200,000,000 shares of common stock, par value $0.01 per share. All of the issued and outstanding shares of the Acquired BDC are duly and validly issued, fully paid and nonassessable. All of the issued and outstanding shares of the Acquired BDC will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired BDC’s transfer agent as provided in Section 3.2. The Acquired BDC has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired BDC and has no outstanding securities convertible into shares of the Acquired BDC.

(j) At the Closing, the Acquired BDC will have good and marketable title to the Acquired BDC’s assets as of the Closing, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring BDC will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring BDC has received notice and necessary documentation at or prior to the Closing.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired BDC, including the determinations of the Acquired BDC Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by the Acquired BDC Stockholders, this Agreement constitutes a valid and binding obligation of the Acquired BDC, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The information to be furnished by the Acquired BDC for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m) From the date of the Proxy Statement (as defined in Section 5.6) through the time of the meeting of stockholders and on the Closing Date, any written information furnished by the Acquired BDC with respect to the Acquired BDC for use in the Proxy Materials (as defined in Section 5.6), or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired BDC: (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2 Representations of the Acquiring BDC. The Acquiring BDC represents and warrants as follows:

(a) The Acquiring BDC is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b) The Acquiring BDC is a closed-end investment company that has elected to be treated as a “business development company” under the 1940 Act, and such election is in full force and effect.

(c) The Acquiring BDC is not, and the execution, delivery and performance of this Agreement (subject to compliance with the other provisions hereof) will not result, in violation of the Acquiring BDC’s Charter or Bylaws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring BDC is a party or by which it is bound.

(d) No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring BDC or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring BDC to carry out the transactions contemplated by this Agreement. The Acquiring BDC knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e) The financial statements of the Acquiring BDC as of December 31, 2016, and for the fiscal year then ended have been prepared in accordance with GAAP and have been audited by independent auditors, and the unaudited financial statements of the Acquiring BDC as of March 31, 2016 and for the quarter then ended have been prepared in accordance with GAAP, and such statements (copies of which have been furnished to the Acquired BDC) fairly reflect the financial condition of the Acquiring BDC as of December 31, 2016, and there are no known contingent liabilities of the Acquiring BDC as of such date that are not disclosed in such statements.

(f) Since the date of the most recent financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring BDC’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquiring BDC that have arisen after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring BDC will not constitute a material adverse change.

(g) All federal, state, local and other tax returns and reports of the Acquiring BDC required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring BDC required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring BDC’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring BDC, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring BDC.

(h) The authorized capital of the Acquiring BDC consists of 200,000,000 shares of common stock, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring BDC are duly and validly issued, fully paid and nonassessable. The Acquiring BDC has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring BDC, and has no outstanding securities convertible into shares of the Acquiring BDC.

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring BDC, including the determinations of the Acquiring BDC Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring BDC, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquisition Shares to be issued for the account of Acquired BDC Stockholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued, such Acquisition Shares will be duly and validly issued shares of common stock of the Acquiring BDC, and will be fully paid and nonassessable and will be issued in accordance with the requirements of the 1940 Act.

(k) The information to be furnished by the Acquiring BDC for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(l) From the date of the Proxy Statement through the time of the meeting of stockholders and on the Closing Date, any written information furnished by the Acquiring BDC with respect to the Acquiring BDC for use in the Proxy Materials, or any other materials provided in connection with the Merger, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring BDC: (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n) The Acquiring BDC agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE BDCS

5.1 Operation in Ordinary Course. Subject to Sections 8.5 and 8.6, each BDC will operate its business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes; provided that the Acquired BDC shall not declare any dividend after the Valuation Time.

5.2 Approval of Acquired BDC Stockholders. The Acquired BDC shall use its reasonable best efforts to call a meeting of the Acquired BDC Stockholders (the “Stockholders Meeting”), which may be the annual meeting of stockholders of the Acquired BDC, to consider and act upon the Merger and to take all other appropriate action necessary to obtain approval of this Agreement, which provides for the Merger.

5.3 Additional Information. The Acquired BDC will assist the Acquiring BDC in obtaining such information as the Acquiring BDC reasonably requests concerning the beneficial ownership of the Acquired BDC Common Stock.

5.4 Further Action. Subject to the provisions of this Agreement, each BDC will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.5 Statement of Earnings and Profits. The Acquired BDC will furnish the Acquiring BDC, in such form as is reasonably satisfactory to the Acquiring BDC and which will be certified by the Chief Financial Officer or Treasurer of the Acquired BDC, a statement of the earnings and profits of the Acquired BDC for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring BDC pursuant to Section 381 of the Code.

5.6 Preparation of Proxy Materials. The Acquired BDC and the Acquiring BDC will jointly prepare, and the Acquired BDC will file with the Commission a proxy statement of the Acquired BDC relating to the transactions contemplated by this Agreement (the “Proxy Statement”), which will also constitute a private placement memorandum relating to the distribution by the Acquiring BDC of the Acquisition Shares to the Acquired BDC Stockholders. The Proxy Statement will be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Proxy Statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired BDC’s common stockholders to consider the approval of this Agreement and the transactions contemplated herein, as applicable.

5.7 Tax Status of Merger. The intention of the parties is that the Merger will not qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED BDC

The obligations of the Acquired BDC to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following condition:

6.1 All representations and warranties of the Acquiring BDC contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing; and the Acquiring BDC will have complied with all the covenants contain in this Agreement in all material respects. The Acquiring BDC will have delivered to the Acquired BDC a certificate executed in the Acquiring BDC’s name by (i) the Chief Executive Officer, President or Chief Operating Officer of the Acquiring BDC and (ii) the Chief Financial Officer of the Acquiring BDC, in form and substance satisfactory to the Acquired BDC and dated as of the Closing Date, to such effect and as to such other matters as the Acquired BDC may reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING BDC

The obligations of the Acquiring BDC to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1 All representations and warranties of the Acquired BDC contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing; and the Acquired BDC will have complied with all the covenants contain in this Agreement in all material respects. The Acquired BDC will have delivered to the Acquiring BDC on the Closing Date a certificate executed in the Acquired BDC’s name by (i) the Chief Executive Officer, President or Chief Operating Officer of the Acquired BDC and (ii) the Chief Financial Officer of the Acquired BDC, in form and substance satisfactory to the Acquiring BDC and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring BDC may reasonably request.

7.2 The Acquired BDC will have delivered to the Acquiring BDC a statement of the Acquired BDC’s assets and liabilities, together with a list of the Acquired BDC’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Chief Financial Officer of the Acquired BDC.

7.3 The Acquired BDC shall have paid the dividend described in Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each BDC hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1 This Agreement, which provides for the Merger, will have been approved by the requisite vote of the holders of the outstanding common stock of the Acquired BDC in accordance with applicable law and the provisions of the Acquired BDC’s Charter and Bylaws and the MGCL.

8.2 As of the Closing, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 Other than the filing pursuant to Section 1.2, all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4 To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act, the 1934 Act or the 1940 Act.

8.5 The Acquired BDC will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its stockholders at least all of the Acquired BDC’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6 The Acquired BDC will, within a reasonable period of time before the Closing Date, furnish the Acquiring BDC with a list of the Acquired BDC’s portfolio securities and other investments. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of the Acquiring Fund. The Acquiring BDC will, within a reasonable period of time before the Closing Date, identify the securities, if any, on the Acquired BDC’s list referred to in the foregoing sentence that do not conform to the Acquiring BDC’s investment objectives, policies or restrictions and will notify the Acquired BDC accordingly. The Acquired BDC, if requested by the Acquiring BDC, will dispose of such non-conforming securities identified by the Acquiring BDC before the Closing Date. In addition, if it is determined that the portfolios of the Acquired BDC and the Acquiring BDC, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring BDC with respect to such investments, the Acquired BDC, if requested by the Acquiring BDC, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Acquired BDC to dispose of any investments or securities if, in the reasonable judgment of the Acquired BDC Board or the Adviser, such disposition would not be in the best interests of the Acquired BDC.

8.7 The Acquired BDC will endeavor to discharge all of its known liabilities and obligations to the extent reasonably practicable before the Valuation Time, except for the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring BDC by operation of law at the Effective Time.

8.8 The Acquired BDC will have received an opinion from Sullivan & Cromwell LLP, dated as of the Closing Date, substantially to the effect that:

(a) The Acquiring BDC has been formed as a corporation, is existing under the laws of the State of Maryland and, to such counsel’s knowledge, has the power as a corporation to carry on its business as currently conducted as described in the definitive Proxy Statement as filed with the Commission pursuant to Regulation 14A under the 1934 Act.

(b) The Acquiring BDC is a closed-end investment company that has elected to be treated as a “business development company” under the 1940 Act, and, to such counsel’s knowledge, such election under the 1940 Act is in full force and effect.

(c) Assuming that the Acquisition Shares will be issued in accordance with the terms of this Agreement, the Acquisition Shares to be issued to the Acquired BDC Stockholders as provided by this Agreement are duly authorized and will be validly issued and fully paid and nonassessable, and no stockholder of the Acquiring BDC has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring BDC under the Acquiring BDC’s Charter, Bylaws or Maryland law.

(d) Assuming that the Acquisition Shares will be issued in accordance with the terms of this Agreement, it is not necessary to register the Acquisition Shares under the 1933 Act in connection with the offer, sale and delivery of the Acquisition Shares by the Acquiring BDC to the stockholders of the Acquired BDC.

(e) To the knowledge of such counsel, other than the filing pursuant to Section 1.2, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Acquiring BDC of the transactions contemplated herein, except as have been obtained.

(f) The execution and delivery of this Agreement by the Acquiring BDC did not, and the consummation by the Acquiring BDC of the transactions contemplated herein will not, violate the Acquiring BDC’s Charter or Bylaws.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Maryland, Sullivan & Cromwell may rely on the opinions of Venable LLP.

8.9 The Acquiring BDC will have received an opinion from Sullivan & Cromwell LLP, dated as of the Closing Date, substantially to the effect that:

(a) The Acquired BDC has been formed as a corporation, is existing under the laws of the State of Maryland and, to such counsel’s knowledge, has the power as a corporation to carry on its business as currently conducted as described in the definitive Proxy Statement as filed with the Commission pursuant to Regulation 14A under the 1934 Act.

(b) The Acquired BDC is a closed-end investment company that has elected to be treated as a “business development company” under the 1940 Act, and, to such counsel’s knowledge, such election under the 1940 Act is in full force and effect.

(c) Assuming that the Acquisition Shares will be issued in accordance with the terms of this Agreement, it is not necessary to register the Acquisition Shares under the 1933 Act in connection with the offer, sale and delivery of the Acquisition Shares to the stockholders of the Acquiring BDC.

(d) To the knowledge of such counsel, other than the filing pursuant to Section 1.2, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Acquired BDC of the transactions contemplated herein, except as have been obtained.

(e) The execution and delivery of this Agreement by the Acquired BDC, did not, and the consummation by the Acquired BDC of the transactions contemplated herein will not, violate the Acquired BDC’s Charter or Bylaws (assuming the requisite approval of the Acquired BDC Stockholders has been obtained in accordance with its Charter and Bylaws).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Maryland, Sullivan & Cromwell LLP may rely on the opinions of Venable LLP.

ARTICLE IX

EXPENSES

9.1 The expenses incurred in connection with the Merger (whether or not the Merger is consummated) will be allocated in the following manner: (i) 50% of such expenses shall be allocated to the Adviser, (ii) the remainder will be allocated between the BDCs pro rata based on their relative net assets as of the Valuation Time. Each BDC will have accrued such expenses as liabilities at or before the Valuation Time. Merger expenses include, without limitation: (a) expenses associated with the preparation, filing and mailing of the Proxy Materials; (b) postage; (c) printing; (d) accounting and valuation fees; (e) legal fees incurred by each BDC; (f) solicitation costs; and (g) other related administrative or operational costs.

9.2 Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of a BDC, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the parties. In addition, this Agreement may be terminated at or before the Closing due to:

(a) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 10 days of the breach and prior to the Closing;

(b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Acquired BDC Board or the Acquiring BDC Board that the consummation of the transactions contemplated herein is not in the best interests of its respective BDC involved in the Merger.

11.2 In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring BDC or the Acquired BDC.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each BDC as specifically authorized by each BDC’s Board of Directors; provided, however, that following the meeting of the stockholders of the Acquired BDC called by the Acquired BDC pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquisition Shares to be issued to the Acquired BDC Stockholders under this Agreement to the detriment of such stockholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3 This Agreement will be governed by and construed in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

13.4 This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of each BDC hereunder will not be binding upon any of the directors, stockholders, nominees, officers, agents or employees of such BDC personally, but will bind only the property of the BDC. The execution and delivery of this Agreement have been authorized by each BDC’s Board of Directors, and this Agreement has been signed by authorized officers of each BDC acting as such. Neither the authorization by such Directors nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of a BDC.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TCG BDC, INC.

By:	/s/ Orit Mizrachi
Name:	Orit Mizrachi
Title:	Chief Operating Officer

NF INVESTMENT CORP.

By:	/s/ Orit Mizrachi
Name:	Orit Mizrachi
Title:	Chief Operating Officer

[Signature page to the Agreement and Plan of Merger]

ANNEX B: RISK FACTORS

In addition to the other information included in this Proxy Statement/Private Placement Memorandum, NFIC stockholders should carefully consider the matters described below in determining whether to approve the Merger and the Agreement, including the principal risks of investing in TCG BDC and those related to the Merger. An investment in NFIC is also generally subject to the principal risks of investing in TCG BDC, as described below.

NFIC stockholders should also consider the risk factors contained in NFIC’s and TCG BDC’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. See the section entitled “Where You Can Find More Information.”

Risks Related to TCG BDC’s Business and Structure

Capital markets may experience periods of disruption and instability. These market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on TCG BDC’s business and operations.

From time to time, capital markets may experience periods of disruption and instability. During such periods of market disruption and instability, TCG BDC and other companies in the financial services sector may have limited access, if available, to alternative markets for debt and equity capital. Equity capital may be difficult to raise to the extent TCG BDC completes an initial public offering and commences trading on an exchange because, subject to some limited exceptions which will apply to TCG BDC, as a BDC, TCG BDC will generally not be able to issue additional shares of its common stock at a price less than net asset value without first obtaining approval for such issuance from its stockholders and its independent directors. In addition, TCG BDC’s ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that TCG BDC’s asset coverage, as defined in the Investment Company Act, must equal at least 200% immediately after each time TCG BDC incurs indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on TCG BDC’s business, financial condition and results of operations.

Given the extreme volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of TCG BDC’s investments and on the potential for liquidity events involving these investments. While most of TCG BDC’s investments are not publicly traded, applicable accounting standards require TCG BDC to assume as part of its valuation process that its investments are sold in a principal market to market participants (even if TCG BDC plans on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect TCG BDC’s investment valuations. Further, the illiquidity of TCG BDC’s investments may make it difficult for TCG BDC to sell such investments if required and to value such investments. As a result, TCG BDC may realize significantly less than the value at which it will have recorded its investments. An inability to raise capital, and any required sale of TCG BDC’s investments for liquidity purposes, could have a material adverse impact on TCG BDC’s business, financial condition or results of operations.

Economic recessions or downturns could impair TCG BDC’s portfolio companies and harm its operating results.

Many of the portfolio companies in which TCG BDC makes investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans TCG BDC made to them during these periods. Therefore, TCG BDC’s non-performing assets may increase and the value of its portfolio may decrease during these periods as TCG BDC is required to record its investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of TCG BDC’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in TCG BDC’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase TCG BDC’s and its portfolio companies’ funding costs, limit TCG BDC’s and its portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to TCG BDC or its portfolio companies. These events could prevent TCG BDC from increasing investments and harm TCG BDC’s operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by TCG BDC or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that TCG BDC holds. TCG BDC may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of TCG BDC’s portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which TCG BDC will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might subordinate all or a portion of TCG BDC’s claim to that of other creditors.

TCG BDC is dependent upon its Investment Adviser for its future success.

TCG BDC does not have any employees. TCG BDC depends on the diligence, skill and network of business contacts of its Investment Adviser’s investment professionals and CPC to source appropriate investments for it. TCG BDC depends on members of its Investment Adviser’s investment team to appropriately analyze its investments and its Investment Adviser’s investment committee to approve and monitor its middle market portfolio investments. the Investment Adviser’s investment committee, together with the other members of its investment team, evaluate, negotiate, structure, close and monitor TCG BDC’s investments. TCG BDC’s future success will depend on the continued availability of the members of its Investment Adviser’s investment committee and the other investment professionals available to its Investment Adviser. Neither TCG BDC nor its Investment Adviser has employment agreements with these individuals or other key personnel, and TCG BDC cannot provide any assurance that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his or her relationship with TCG BDC. The loss of Mr. Hart, or any of the other senior investment professionals to which the Investment Adviser has access, could have a material adverse effect on TCG BDC’s ability to achieve its investment objective as well as on its financial condition and results of operations. In addition, there can be no assurance that CGMSIM will remain TCG BDC’s investment adviser or that TCG BDC will continue to have access to Carlyle’s investment professionals or its information and deal flow. Further, there can be no assurance that CGMSIM will replicate its own or Carlyle’s historical success, and TCG BDC’s investment returns could be substantially lower than the returns achieved by other Carlyle-managed funds.

TCG BDC’s financial condition, results of operations and ability to achieve its investment objective depend on its ability to source investments, access financing and manage future growth effectively.

TCG BDC’s ability to achieve its investment objective and to grow depends on its ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on its Investment Adviser’s ability to identify, invest in and monitor companies that meet its investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of the Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to TCG BDC and its ability to access financing for TCG BDC on acceptable terms. The Investment Adviser’s investment team has substantial responsibilities under the TCG BDC Investment Advisory Agreement, has substantial responsibilities in connection with managing TCG BDC and certain other investment funds and accounts advised by the Investment Adviser, and may also be called upon to provide managerial assistance to TCG BDC’s portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order for TCG BDC to grow, Carlyle will need to hire, train, supervise, manage and retain new employees. However, TCG BDC can offer no assurance that any such investment professionals will contribute effectively to the work of the Investment Adviser. Any failure to manage TCG BDC’s future growth effectively could have a material adverse effect on its business, financial condition and results of operations.

TCG BDC may need to raise additional capital to grow because it must distribute most of its income.

TCG BDC may need additional capital to fund growth in its investments, and a reduction in the availability of new capital could limit its ability to grow. TCG BDC has elected to be treated, and intends to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. To maintain its status as a RIC, among other requirements, TCG BDC must distribute on a timely basis at least 90% of its investment company taxable income to its stockholders to maintain its RIC status. As a result, any such cash earnings may not be available to fund investment originations or repay maturing debt. TCG BDC has borrowed under the TCG BDC SPV Credit Facility, the TCG BDC Credit Facility and through the issuance of the 2015-1 Notes and in the future may borrow under additional debt facilities from financial institutions. TCG BDC must continue to issue additional debt and equity securities to fund its growth. If TCG BDC fails to obtain funds from such sources or from other sources to fund its investments, such failure could limit TCG BDC’s ability to grow, which may have an adverse effect on the value of TCG BDC’s securities. TCG BDC may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.

In addition, as a BDC, TCG BDC’s ability to borrow or issue preferred stock may be restricted if its total assets are less than 200% of its total borrowings and preferred stock. Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, TCG BDC is generally not able to issue additional shares of its common stock at a price per share less than NAV without first obtaining approval for such issuance from its stockholders and Independent Directors.

Any failure on TCG BDC’s part to maintain its status as a BDC or RIC would reduce TCG BDC’s operating flexibility, may hinder the achievement of its investment objective, may limit its investment choices and may subject TCG BDC to greater regulation.

The Investment Company Act imposes numerous constraints on the operations of BDCs and RICs that do not apply to other types of investment vehicles. For example, under the Investment Company Act, BDCs are required to invest at least 70% of their total assets in specified types of “qualifying assets,” primarily in private U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. In addition, in order to continue to qualify as a RIC for U.S. federal income tax purposes, TCG BDC is required to satisfy certain source-of-income, diversification and distribution requirements. These constraints, among others, may hinder TCG BDC’s ability to take advantage of attractive investment opportunities and to achieve its investment objective. See the section entitled “TCG BDC, Inc.—Description of Business—Election to be Taxed as a RIC.”

Furthermore, any failure to comply with the requirements imposed on BDCs by the Investment Company Act could cause the SEC to bring an enforcement action against TCG BDC and/or expose TCG BDC to claims of private litigants. In addition, upon approval of a majority of TCG BDC’s outstanding voting securities as required by the Investment Company Act, TCG BDC may elect to withdraw its status as a BDC. If TCG BDC decides to withdraw its election, or if TCG BDC otherwise fails to qualify, or maintain its qualification, as a BDC, TCG BDC might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject TCG BDC to additional regulatory restrictions, significantly decrease TCG BDC’s operating flexibility and could significantly increase its cost of doing business. In addition, any such failure could cause an event of default under TCG BDC’s outstanding indebtedness, which could have a material adverse effect on TCG BDC’s business, financial condition or results of operations.

Regulations governing TCG BDC’s operation as a BDC affect its ability to, and the way in which it will, raise additional capital. As a BDC, the necessity of raising additional capital may expose TCG BDC to risks, including the typical risks associated with leverage.

TCG BDC may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which it refers to collectively as “senior securities,” up to the maximum amount permitted by the Investment Company Act. In addition, TCG BDC may seek to securitize certain of its loans. Under the provisions of the Investment Company Act, TCG BDC is permitted, as a BDC, to issue senior securities only in amounts such that TCG BDC’s asset coverage ratio, as defined in the Investment Company Act, equals at least 200% of total assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of its assets declines, TCG BDC may be unable to satisfy this test, which may prohibit it from paying dividends and could prevent it from maintaining its status as a RIC or may prohibit it from repurchasing shares of its common stock. If that happens, TCG BDC may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness at a time when such sales may be disadvantageous. Accordingly, any failure to satisfy this test could have a material adverse effect on TCG BDC’s business, financial condition or results of operations. As of December 31, 2016, TCG BDC’s asset coverage calculated in accordance with the Investment Company Act was 209.97%. Also, any amounts that TCG BDC uses to service its indebtedness would not be available for distributions to its common stockholders. Furthermore, as a result of issuing senior securities, TCG BDC’s common stockholders would also be exposed to typical risks associated with increased leverage, including an increased risk of loss resulting from increased indebtedness.

If TCG BDC issues preferred stock, the preferred stock would rank “senior” to common stock in TCG BDC’s capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of TCG BDC’s common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of TCG BDC’s common stock or otherwise be in their best interest.

TCG BDC is not generally able to issue and sell its common stock at a price below net asset value per share. TCG BDC may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the then-current net asset value per share of its common stock if its board of directors determines that such sale is in the best interests of TCG BDC and its stockholders and TCG BDC’s stockholders approve such sale. In any such case, the price at which TCG BDC’s securities are to be issued and sold may not be less than a price that, in the determination of TCG BDC’s board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If TCG BDC raises additional funds by issuing more common stock, including in connection with a Qualified IPO, or senior securities convertible into, or exchangeable for, its common stock, then the percentage ownership of TCG BDC’s stockholders at that time will decrease, and holders of TCG BDC’s common stock might experience dilution.

TCG BDC borrows money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in it.

As part of its business strategy, TCG BDC, including through its wholly owned subsidiaries, borrows from and may in the future issue additional senior debt securities to banks, insurance companies and other lenders. Holders of these loans or senior securities would have fixed-dollar claims on TCG BDC’s assets that are superior to the claims of TCG BDC’s stockholders. If the value of TCG BDC’s assets decreases, leverage will cause TCG BDC’s net asset value to decline more sharply than it otherwise would have without leverage. Similarly, any decrease in TCG BDC’s income would cause TCG BDC’s net income to decline more sharply than it would have if TCG BDC had not borrowed. This decline could negatively affect TCG BDC’s ability to make dividend payments on its common stock.

TCG BDC’s ability to service its borrowings depends largely on its financial performance and is subject to prevailing economic conditions and competitive pressures. In addition, TCG BDC’s management fees are payable based on its gross assets, including assets acquired through the use of leverage (but excluding cash and any temporary investments in cash-equivalents), which may give the Investment Adviser an incentive to use leverage to make additional investments. See the section entitled “—TCG BDC may be obligated to pay its Investment Adviser incentive compensation even if it incurs a loss” below. The amount of leverage that TCG BDC employs will depend on its Investment Adviser’s and its board of directors’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that TCG BDC will be able to obtain credit at all or on terms acceptable to it.

In addition to having fixed-dollar claims on TCG BDC’s assets that are superior to the claims of TCG BDC’s common stockholders, obligations to lenders may be secured by a first priority security interest in TCG BDC’s portfolio of investments and cash. In the case of a liquidation event, those lenders would receive proceeds to the extent of their security interest before any distributions are made to TCG BDC’s stockholders. In addition, as the holder of the Preferred Interests of the 2015-1 Issuer (i.e. the subordinated class of the 2015-1 Securitization), TCG BDC may be required to absorb losses with respect to the 2015-1 Debt Securitization.

TCG BDC’s Facilities and 2015-1 Notes impose financial and operating covenants that restrict TCG BDC’s business activities, remedies on default and similar matters. As of December 31, 2016, TCG BDC is in compliance with the covenants of its TCG BDC SPV Credit Facility, TCG BDC Credit Facility and 2015-1 Notes. However, TCG BDC’s continued compliance with these covenants depends on many factors, some of which are beyond its control. Accordingly, although TCG BDC believes it will continue to be in compliance, there can be no assurance that TCG BDC will continue to comply with the covenants in its TCG BDC Facilities and 2015-1 Notes. Failure to comply with these covenants could result in a default. If TCG BDC were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness, which may result in cross-acceleration of other indebtedness. An acceleration could have a material adverse impact on TCG BDC’s business, financial condition and results of operations. Lastly, TCG BDC may be unable to obtain additional leverage, which would, in turn, affect its return on capital.

As of December 31, 2016, TCG BDC had a combined $694.9 million of outstanding consolidated indebtedness under its TCG BDC Facilities and 2015-1 Notes. TCG BDC’s annualized interest cost as of December 31, 2016 was 2.81%, excluding fees (such as fees on undrawn amounts and amortization of upfront fees). Since TCG BDC generally pays interest at a floating rate on its TCG BDC SPV Credit Facility, TCG BDC Credit Facility and 2015-1 Notes, an increase in interest rates will generally increase its borrowing costs.

TCG BDC’s indebtedness could adversely affect its business, financial conditions or results of operations.

The can be no assurance that TCG BDC’s business will generate sufficient cash flow from operations or that future borrowings will be available to TCG BDC under its credit facilities or otherwise in an amount sufficient to enable TCG BDC to repay its indebtedness or to fund its other liquidity needs. TCG BDC may need to refinance all or a portion of its indebtedness on or before it matures. There can be no assurance that TCG BDC will be able to refinance any of its indebtedness on commercially reasonable terms or at all. If TCG BDC cannot service its indebtedness, it may have to take actions such as selling assets or seeking additional equity. There can be no assurance that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to TCG BDC’s stockholders or on terms that would not require TCG BDC to breach the terms and conditions of its existing or future debt agreements.

Changes in interest rates may increase TCG BDC’s cost of capital, reduce the ability of TCG BDC’s portfolio companies to service their debt obligations and decrease TCG BDC’s net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on TCG BDC’s investments and investment opportunities and, accordingly, may have a material adverse effect on its rate of return on invested capital, its net investment income and its net asset value. Substantially all of TCG BDC’s debt investments have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for TCG BDC’s portfolio companies to service their obligations under the debt investments that TCG BDC will hold. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, to the extent TCG BDC borrows money to make investments, its net investment income depends, in part, upon the difference between the rate at which TCG BDC borrows funds and the rate at which it invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on TCG BDC’s net investment income to the extent TCG BDC uses debt to finance its investments. In periods of rising interest rates, TCG BDC’s cost of funds would increase, which could reduce its net investment income.

In addition, a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to TCG BDC’s debt investments. Accordingly, an increase in interest rates would make it easier for TCG BDC to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to its Investment Adviser with respect to TCG BDC’s pre-incentive fee net investment income.

TCG BDC may experience fluctuations in its quarterly results.

TCG BDC could experience fluctuations in its quarterly operating results due to a number of factors, including, the pace at which investments are made, the interest rate payable on the debt securities it acquires, the default rate on such securities, rates of repayment, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses and changes in unrealized appreciation or depreciation, the degree to which it encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest, including the management of other investment funds and accounts by the Investment Adviser, which could impact TCG BDC’s investment returns.

TCG BDC’s executive officers and directors, other current and future principals of the Investment Adviser and certain members of the Investment Adviser’s investment committee may serve as officers, directors or principals of other entities and affiliates of the Investment Adviser and funds managed by TCG BDC’s affiliates that operate in the same or a related line of business as TCG BDC does. Currently, TCG BDC’s executive officers, as well as the other principals of the Investment Adviser manage other funds affiliated with Carlyle, including other affiliated business development companies. In addition, the Investment Adviser’s investment team has responsibilities for managing U.S. middle market debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, TCG BDC or its stockholders. Although the professional staff of the Investment Adviser will devote as much time to TCG BDC’s management as appropriate to enable the Investment Adviser to perform its duties in accordance with the TCG BDC Investment Advisory Agreement, the investment professionals of the Investment Adviser may have conflicts in allocating their time and services among TCG BDC, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.

The Investment Adviser may face conflicts in allocating investment opportunities between TCG BDC and affiliated investment vehicles that have overlapping objectives with TCG BDC’s. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner in accordance with its allocation policies and procedures, it is possible that, in the future, TCG BDC may not be given the opportunity to participate in investments made by investment funds managed by its Investment Adviser or an investment manager affiliated with its Investment Adviser, including Carlyle.

TCG BDC and its affiliates may own investments at different levels of a portfolio company’s capital structure or otherwise own different classes of a portfolio company’s securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because portfolio decisions regarding TCG BDC’s portfolio may benefit TCG BDC’s affiliates. TCG BDC’s affiliates may pursue or enforce rights with respect to one of TCG BDC’s portfolio companies, and those activities may have an adverse effect on TCG BDC.

As a result of the expansion of its platform into various lines of business in the alternative asset management industry, Carlyle is subject to a number of actual and potential conflicts of interest and subject to greater regulatory oversight than that to which it would otherwise be subject if it had just one line of business. In addition, as Carlyle expands its platform, the allocation of investment opportunities among its investment funds, including TCG BDC, is expected to become more complex. In addressing these conflicts and regulatory requirements across Carlyle’s various businesses, Carlyle has and may continue to implement certain policies and procedures (for example, information barriers). In addition, TCG BDC may come into possession of material non-public information with respect to issuers in which TCG BDC may be considering making an investment. As a consequence, TCG BDC may be precluded from providing such information or other ideas to other funds affiliated with Carlyle that benefit from such information or TCG BDC may be precluded from otherwise consummating a contemplated investment. To the extent TCG BDC or any other funds affiliated with Carlyle fail to appropriately deal with any such conflicts, it could negatively impact TCG BDC’s reputation or Carlyle’s reputation and TCG BDC’s ability to raise additional funds and the willingness of counterparties to do business with TCG BDC or result in potential litigation against TCG BDC.

In the ordinary course of business, TCG BDC may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. TCG BDC has implemented certain policies and procedures whereby certain of its executive officers screen each of TCG BDC’s transactions for any possible affiliations between the proposed portfolio investment, TCG BDC and other affiliated persons, including the Investment Adviser, stockholders that own more than 5% of TCG BDC, employees, officers and directors of TCG BDC and the Investment Adviser and certain persons directly or indirectly controlling, controlled by or under common control with the foregoing persons. TCG BDC will not enter into any agreements unless and until it is satisfied that doing so will not raise concerns under the Investment Company Act or, if such concerns exist, TCG BDC has taken appropriate actions to seek board of directors review and approval or SEC exemptive relief for such transaction.

In the course of its investing activities, TCG BDC pays management and incentive fees to its Investment Adviser and reimburses its Investment Adviser for certain expenses it incurs in accordance with its TCG BDC Investment Advisory Agreement. As a result, investors in TCG BDC’s common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the senior management team of the Investment Adviser has interests that differ from those of TCG BDC’s stockholders, giving rise to a conflict.

In addition, TCG BDC pays its Administrator, an affiliate of the Investment Adviser, its costs and expenses and TCG BDC’s allocable portion of overhead incurred by the Administrator in performing its obligations under the TCG BDC Administration Agreement, including, compensation paid to or compensatory distributions received by TCG BDC’s officers (including its Chief Compliance Officer and Chief Financial Officer) and their respective staff who provide services to TCG BDC, operations staff who provide services to TCG BDC, and internal audit staff in their role of performing TCG BDC’s Sarbanes-Oxley Act internal control assessment. These arrangements create conflicts of interest that TCG BDC’s board of directors monitors.

TCG BDC may be obligated to pay its Investment Adviser incentive compensation even if it incurs a loss.

The Investment Adviser is entitled to incentive compensation for each calendar quarter in an amount equal to a percentage of the excess of TCG BDC’s pre-incentive fee net investment income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. In calculating its performance threshold, TCG BDC uses net assets which results in a lower hurdle rate than if it used gross assets like it does for determining its base management fee. TCG BDC’s pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses and depreciation that TCG BDC may incur in the calendar quarter, even if such capital losses or depreciation result in a net loss on TCG BDC’s statement of operations for that quarter. Thus, TCG BDC may be required to pay its Investment Adviser incentive compensation for a calendar quarter even if there is a decline in the value of its portfolio or it incurs a net loss for that quarter, subject to the deferral provisions.

TCG BDC’s fee structure may induce its Investment Adviser to pursue speculative investments and incur leverage, and investors may bear the cost of multiple levels of fees and expenses.

The incentive fees payable by TCG BDC to its Investment Adviser may create an incentive for its Investment Adviser to pursue investments on TCG BDC’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fees payable to the Investment Adviser are calculated based on a percentage of TCG BDC’s return on invested capital. This may encourage the Investment Adviser to use leverage to increase the return on TCG BDC’s investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of TCG BDC’s common stock. In addition, the Investment Adviser receives the incentive fees based, in part, upon net capital gains realized on TCG BDC’s investments. Unlike that portion of the incentive fees based on income, there is no hurdle rate applicable to the portion of the incentive fees based on net capital gains. As a result, the Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in TCG BDC’s investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The “catch-up” portion of the incentive fees may encourage the Investment Adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

Moreover, because the base management fees payable to the Investment Adviser are payable based on TCG BDC’s gross assets, including those assets acquired through the use of leverage, the Investment Adviser has a financial incentive to incur leverage which may not be consistent with TCG BDC’s stockholders’ interests.

TCG BDC may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent it so invests, bear its ratable share of any such investment company’s expenses, including management and performance fees. TCG BDC also remains obligated to pay management and incentive fees to its Investment Adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of TCG BDC’s stockholders bears his or her share of the management and incentive fees of the Investment Adviser as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which TCG BDC invest.

TCG BDC will be subject to corporate-level income tax if it is unable to maintain its qualification as a RIC for U.S. federal income tax purposes under Subchapter M of the Code.

Although TCG BDC has elected to be treated, and intends to qualify annually, as a RIC for U.S. federal income tax purposes under Subchapter M of the Code, there can be no assurance that it will be able to maintain RIC status. To maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to its stockholders, TCG BDC must, among other things, continue to qualify and have in effect an election to be treated as a BDC under the Investment Company Act at all times during each taxable year and meet the Annual Distribution Requirement, the 90% Gross Income Test and the Diversification Tests (each defined term, defined below).

•	TCG BDC must distribute to its stockholders on an annual basis at least 90% of its investment company taxable income (generally, TCG BDC’s net ordinary income plus the excess of its realized net short-term capital gains over realized net long-term capital losses, determined without regard to the dividends paid deduction) for each taxable year (the “Annual Distribution Requirement”).

•	TCG BDC must derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or securities or foreign currencies (the “90% Gross Income Test”).

•	At the end of each quarter of TCG BDC’s taxable year, at least 50% of the value of TCG BDC’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of TCG BDC’s assets or more than 10% of the outstanding voting securities of the issuer; and no more than 25% of the value of TCG BDC’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or of two or more issuers that are controlled, as determined under applicable Code rules, by TCG BDC and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

If it fails to maintain its RIC status for any reason, and it does not qualify for certain relief provisions under the Code, TCG BDC would be subject to corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) regardless of whether it makes any distributions to the holders of its common stock. In this event, the resulting taxes and any resulting penalties could substantially reduce TCG BDC’s net assets, the amount of TCG BDC’s income available for distribution and the amount of TCG BDC’s distributions to its stockholders, which would have a material adverse effect on TCG BDC’s financial performance. For additional discussion regarding the tax implications of a RIC, see the section entitled “TCG BDC, Inc.—Description of Business—Election to be Taxed as a RIC.”

TCG BDC may have difficulty satisfying the Annual Distribution Requirement in order to maintain its RIC status if it recognizes income before or without receiving cash representing such income.

TCG BDC may make investments that produce income that is not matched by a corresponding cash receipt by it, such as original issue discount (“OID”), which may arise, for example, if it receives warrants in connection with the making of a loan, or PIK interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Any such income would be treated as income earned by TCG BDC and therefore would be subject to the Annual Distribution Requirement. Such investments may require TCG BDC to borrow money or dispose of other securities in order to comply with those requirements. However, under the Investment Company Act, TCG BDC is not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless an “asset coverage” test is met. See the section entitled “TCG BDC, Inc.—Description of Business —TCG BDC’s Regulatory Structure—Indebtedness and Senior Securities.”

If it is prohibited from making distributions or is unable to raise additional debt or equity capital or sell assets to make distributions, TCG BDC may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain its qualification as a RIC. Additionally, TCG BDC may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent it from accruing a long-term holding period. These investments may prevent TCG BDC from making capital gains distributions. See the section entitled “TCG BDC, Inc.—Description of Business—Election to be Taxed as a RIC.”

A portion of TCG BDC’s income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that TCG BDC may recognize will not satisfy the income source requirement applicable to RICs. In order to ensure that such income and fees do not disqualify it as a RIC for a failure to satisfy such requirement, TCG BDC may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the amount of income available for distribution.

If TCG BDC is not treated as a “publicly offered regulated investment company,” as defined in the Code, certain U.S. stockholders will be treated as having received a dividend from TCG BDC in the amount of such U.S. stockholders’ allocable share of the management and incentive fees paid to the Investment Adviser and certain of TCG BDC’s other expenses, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholders.

TCG BDC expects to be treated as a “publicly offered regulated investment company” as a result of shares of its common stock being held by at least 500 persons at all times during the taxable year. However, there can be no assurance that TCG BDC will be treated as a publicly offered regulated investment company for all years. If TCG BDC is not treated as a publicly offered regulated investment company for any calendar year, each U.S. stockholder that is an individual, trust or estate will be treated as having received a dividend from TCG BDC in the amount of such U.S. stockholder’s allocable share of the management and incentive fees paid to the Investment Adviser and certain of TCG BDC’s other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. stockholder. Miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code. See the section entitled “TCG BDC, Inc.—Description of Business—Election to be Taxed as a RIC.”

TCG BDC will expend significant financial and other resources to comply with the requirements of being a public entity.

As a public entity, TCG BDC is subject to the reporting requirements of the Exchange Act and requirements of the Sarbanes-Oxley Act. These requirements may place a strain on TCG BDC’s systems and resources. The Exchange Act requires that TCG BDC file annual, quarterly and current reports with respect to its business and financial condition. The Sarbanes-Oxley Act requires that TCG BDC maintain effective disclosure controls and procedures and internal controls over financial reporting, which are discussed below. See the section entitled “TCG BDC, Inc.—Description of Business—TCG BDC’s Regulatory Structure—Regulation as a Business Development Company—Sarbanes-Oxley Act of 2002.” In order to maintain and improve the effectiveness of TCG BDC’s disclosure controls and procedures and internal controls, significant resources and management oversight is required. TCG BDC will continue to implement procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on TCG BDC’s business, financial condition, results of operations and cash flows. TCG BDC expects to incur significant additional annual expenses related to these steps and, among other things, directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to the Administrator to compensate them for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.

The systems and resources necessary to comply with public company reporting requirements will increase further once TCG BDC ceases to be an “emerging growth company” under the JOBS Act. As long as TCG BDC remains an emerging growth company, it intends to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. TCG BDC will remain an emerging growth company for up to five years following an initial public offering, although if the market value of its common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time, TCG BDC would cease to be an emerging growth company as of the following December 31.

TCG BDC is obligated to maintain proper and effective internal control over financial reporting. Failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on TCG BDC’s business and the value of its common stock.

TCG BDC is obligated to maintain proper and effective internal control over financial reporting, including the internal control evaluation and certification requirements of Section 404 of the Sarbanes-Oxley Act (“Section 404”). TCG BDC will not be required to comply with all of the requirements under Section 404 until the date it is no longer an emerging growth company under the JOBS Act. Accordingly, its internal controls over financial reporting do not currently meet all of the standards contemplated by Section 404 that it will eventually be required to meet.

If TCG BDC is not able to implement the applicable requirements of Section 404 in a timely manner or with adequate compliance, its operations, financial reporting or financial results could be adversely affected. Matters impacting its internal controls may cause TCG BDC to be unable to report its financial information on a timely basis and thereby subject it to adverse regulatory consequences, including sanctions by the SEC or, to the extent we have completed a Qualified IPO, violations of applicable stock exchange listing rules, and result in a breach of the covenants under the agreements governing any of its financing arrangements. There could also be a negative reaction in the financial markets due to a loss of investor confidence in TCG BDC and the reliability of its financial statements. Confidence in the reliability of its financial statements could also suffer if TCG BDC or its independent registered public accounting firm were to report a material weakness in TCG BDC’s internal controls over financial reporting. This could materially adversely affect TCG BDC and lead to a decline in the market price of its common stock, to the extent TCG BDC has completed a Qualified IPO.

TCG BDC’s internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If TCG BDC fails to maintain the adequacy of its internal controls, including any failure to implement required new or improved controls, or if TCG BDC experiences difficulties in their implementation, its business and operating results could be harmed and TCG BDC could fail to meet its financial reporting obligations.

Certain investors are limited in their ability to make significant investments in TCG BDC.

Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act are restricted from acquiring directly or through a controlled entity more than 3% of TCG BDC’s total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act and BDCs are also subject to this restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in TCG BDC’s securities. As a result, certain investors will be limited in their ability to make significant investments in TCG BDC at a time that they might desire to do so.

TCG BDC’s board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under the MGCL and TCG BDC’s charter, TCG BDC’s board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to the issuance of shares of each class or series, the board of directors is required by Maryland law and TCG BDC’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of TCG BDC’s common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by TCG BDC’s existing common stockholders. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. TCG BDC currently has no plans to issue preferred stock, but may determine to do so in the future. The issuance of preferred stock convertible into shares of common stock might also reduce the net income per share and net asset value per share of TCG BDC’s common stock upon conversion, provided, that TCG BDC will only be permitted to issue such convertible preferred stock to the extent it complies with the requirements of Section 61 of the Investment Company Act, including obtaining common stockholder approval. In addition, under the Investment Company Act, participating preferred stock and preferred stock constitutes a “senior security” for purposes of the 200% asset coverage test. These effects, among others, could have an adverse effect on an investment in TCG BDC’s common stock.

Provisions of the MGCL and of TCG BDC’s charter and bylaws could deter takeover attempts and have an adverse impact on the price of TCG BDC’s common stock.

The MGCL and TCG BDC’s charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of TCG BDC or the removal of its directors. TCG BDC is subject to the Maryland Business Combination Act (“MBCA”), subject to any applicable requirements of the Investment Company Act. TCG BDC’s board of directors has adopted a resolution exempting from the MBCA any business combination between TCG BDC and any other person, subject to prior approval of such business combination by TCG BDC’s board of directors, including approval by a majority of TCG BDC’s Independent Directors. If the resolution exempting business combinations is repealed or TCG BDC’s board of directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of TCG BDC and increase the difficulty of consummating such an offer. TCG BDC’s bylaws exempt from the Maryland Control Share Acquisition Act (“Control Share Act”) acquisitions of TCG BDC’s stock by any person. If TCG BDC amends its bylaws to repeal the exemption from the Control Share Act, the Control Share Act also may make it more difficult for a third party to obtain control of TCG BDC and increase the difficulty of consummating such a transaction. However, TCG BDC will amend its bylaws to be subject to the Control Share Act only if its board of directors determines that it would be in its best interests and if the SEC staff does not object to its determination that TCG BDC’s being subject to the Control Share Act does not conflict with the Investment Company Act.

TCG BDC has also adopted measures that may make it difficult for a third party to obtain control of it, including provisions of its charter classifying its board of directors in three classes serving staggered three-year terms, and authorizing its board of directors to classify or reclassify shares of TCG BDC’s stock in one or more classes or series, to cause the issuance of additional shares of TCG BDC’s stock, to amend TCG BDC’s charter without stockholder approval and to increase or decrease the number of shares of stock that TCG BDC has authority to issue. These provisions, as well as other provisions of TCG BDC’s charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of TCG BDC’s stockholders.

TCG BDC’s board of directors may change TCG BDC’s investment objectives, operating policies and strategies without prior notice and without stockholder approval.

TCG BDC’s board of directors has the authority to modify or, if applicable, waive TCG BDC’s investment objectives, operating policies and strategies without prior notice (except as required by the Investment Company Act) and without stockholder approval. In addition, none of TCG BDC’s investment policies is fundamental and any of them may be changed without stockholder approval. However, absent stockholder approval, TCG BDC may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. TCG BDC cannot predict the effect any changes to its current investment objectives, operating policies or strategies would have on its business, operating results and value of its stock. Nevertheless, the effects may adversely affect TCG BDC’s business and impact its ability to make distributions.

A failure in TCG BDC’s operational systems or infrastructure, or those of third parties, as well as cyber-attacks, could significantly disrupt TCG BDC’s business or negatively affect TCG BDC’s liquidity, financial condition or results of operations.

TCG BDC relies heavily on its and third parties’ financial, accounting, information and other data processing systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in TCG BDC’s activities. TCG BDC faces various security threats on a regular basis, including ongoing cyber-security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to TCG BDC’s business relationships.

TCG BDC operates in a business that is highly dependent on information systems and technology. Carlyle has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as TCG BDC’s increased awareness of the nature and extent of a risk of a cyber-incident, do not guarantee that a cyber-incident will not occur and/or that TCG BDC’s financial results, operations or confidential information will not be negatively impacted by such an incident. The information systems and technology that TCG BDC relies on may not continue to be able to accommodate TCG BDC’s growth, and the cost of maintaining such systems may increase from its current level. Such a failure to accommodate growth, or an increase in costs related to such information systems, could have a material adverse effect on TCG BDC.

Changes in laws or regulations governing TCG BDC’s business or the businesses of its portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, and any failure by TCG BDC or its portfolio companies to comply with these laws or regulations may adversely affect TCG BDC’s business and the businesses of its portfolio companies.

TCG BDC and its portfolio companies are subject to laws and regulations at the U.S. federal, state and local levels and, in some cases, foreign levels. These laws and regulations, as well as their interpretations, may change from time to time, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on TCG BDC’s business or the business of its portfolio companies. The legal, tax and regulatory environment for BDCs, investment advisers and the instruments that they utilize (including derivative instruments) is continuously evolving. In addition, there is significant uncertainty regarding recently enacted legislation (including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations that have recently been adopted and future regulations that may or may not be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on TCG BDC and the markets in which TCG BDC trades and invests is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies,

In addition, as private equity firms become more influential participants in the U.S. and global financial markets and economy generally, there recently has been pressure for greater governmental scrutiny and/or regulation of the private equity industry. It is uncertain as to what form and in what jurisdictions such enhanced scrutiny and/or regulation, if any, on the private equity industry may ultimately take. Therefore, there can be no assurance as to whether any such scrutiny or initiatives will have an adverse impact on the private equity industry, including TCG BDC’s ability to effect operating improvements or restructurings of TCG BDC’s portfolio companies or otherwise achieve TCG BDC’s objectives.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact TCG BDC’s operating results or financial condition, impose additional costs on TCG BDC, intensify the regulatory supervision of TCG BDC or otherwise adversely affect its business.

On February 3, 2017, President Trump signed an executive order (the “Executive Order”) announcing the new Administration’s policy to regulate the U.S. financial system in a manner consistent with certain “Core Principles,” including regulation that is efficient, effective and appropriately tailored. The Executive Order directs the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify any laws, regulation and other government policies that inhibit federal regulation of the U.S. financial system. At this time it is unclear what impact the Executive Order in particular and the Administration’s policies in general will have on regulations that affect TCG BDC’s and its portfolio companies’ business.

Changes in laws or regulations related to U.S. federal income taxation could affect TCG BDC or the holders of its common stock.

Reform proposals have been recently put forth by members of Congress and the President which, if ultimately proposed as legislation and enacted as law, would substantially change the U.S. federal taxation of (among other things) individuals and businesses. In 2016, the Speaker of the House of Representatives and the Chairman of the House Ways and Means Committee published “A Better Way.” Separately, the then-candidate, now-President published a one-page document on tax reform. Each of these proposals sets forth a variety of principles to guide potential tax reform legislation. As of the date this report, no legislation in respect of either of these proposals has been introduced in the Congress. However, the principles set forth in both “A Better Way” and the President’s one-page proposal, if ultimately reduced to legislation enacted by the Congress and signed into law by the President in a form that is consistent with those principles, could change dramatically the U.S. federal taxation of TCG BDC and a holder of its common stock. Under both “A Better Way” and President Trump’s proposal, individual and corporate tax rates would be meaningfully reduced. Under “A Better Way,” the U.S. federal tax system would be converted into a “destination-based cash-flow” tax system under which net interest expense would not be deductible, investment in tangible property (other than land) and intangible assets would be immediately deductible, export revenue would not be taxable, and the cost of imports would not be deductible. While it is impossible to predict whether and to what extent any tax reform legislation (or other legislative, regulatory or administrative change to the U.S. federal tax laws) will be proposed or enacted, any such change in the U.S. federal tax laws could affect materially the value of any investment in TCG BDC’s common stock. Prospective investors should consult their tax advisors regarding possible legislative and regulatory changes and the potential effect of such changes on an investment in TCG BDC’s common stock.

The Investment Adviser, Administrator and sub-administrators are able to resign upon 60 days’ notice, and TCG BDC may not be able to find a suitable replacement within that time, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations.

The Investment Adviser, the Administrator and sub-administrators have the right to resign under the TCG BDC Investment Advisory Agreement, the TCG BDC Administration Agreement and the TCG BDC Sub-Administration Agreements, respectively, upon 60 days’ written notice, whether a replacement has been found or not. If any of them resigns, it may be difficult to find a replacement with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not found quickly, TCG BDC’s business, results of operations and financial condition, as well as its ability to pay distributions are likely to be adversely affected and the value of its shares may decline. In addition, the coordination of TCG BDC’s internal management and investment activities is likely to suffer if TCG BDC is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Adviser, the Administrator and their affiliates, including certain of TCG BDC’s sub-administrators. Even if a comparable service provider or individuals performing such services are retained, whether internal or external, their integration into TCG BDC’s business and lack of familiarity with TCG BDC’s investment objective may result in additional costs and time delays that may materially adversely affect TCG BDC’s business, results of operations and financial condition. Moreover, the termination by the Investment Adviser of the TCG BDC Investment Advisory Agreement for any reason will be an event of default under the TCG BDC SPV Credit Facility, which could result in the immediate acceleration of the amounts due under the TCG BDC SPV Credit Facility. Similarly, it will be an event of default under the TCG BDC Credit Facility if the Investment Adviser or an affiliate of the Investment Adviser ceases to manage TCG BDC, which could result in the immediate acceleration of the amounts due under the TCG BDC Credit Facility.

The Investment Adviser’s liability is limited under the TCG BDC Investment Advisory Agreement, and TCG BDC is required to indemnify its Investment Adviser against certain liabilities, which may lead its Investment Adviser to act in a riskier manner on TCG BDC’s behalf than it would when acting for its own account.

The Investment Adviser has not assumed any responsibility to TCG BDC other than to render the services described in the TCG BDC Investment Advisory Agreement, and it will not be responsible for any action of TCG BDC’s board of directors in declining to follow the Investment Adviser’s advice or recommendations. Pursuant to the TCG BDC Investment Advisory Agreement, the Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it will not be liable to TCG BDC for their acts under the TCG BDC Investment Advisory Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. TCG BDC has agreed to indemnify, defend and protect its Investment Adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entities affiliated with it with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of its Investment Adviser’s duties or obligations under the TCG BDC Investment Advisory Agreement or otherwise as an Investment Adviser for TCG BDC, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the TCG BDC Investment Advisory Agreement. These protections may lead TCG BDC’s investment adviser to act in a riskier manner when acting on TCG BDC’s behalf than it would when acting for its own account. See “—TCG BDC’s fee structure may induce the Investment Adviser to pursue speculative investments and incur leverage, and investors may bear the cost of multiple levels of fees and expenses.”

TCG BDC is subject to certain risks as a result of its direct interest in the Preferred Interests of the 2015-1 Issuer.

Because each of the TCG BDC SPV and the 2015-1 Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by the TCG BDC SPV to TCG BDC and the sale or contribution by TCG BDC to the 2015-1 Issuer as part of the 2015-1 Debt Securitization did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on TCG BDC’s business, financial condition, results of operations or cash flows.

The Preferred Interests in the 2015-1 Issuer are subordinated obligations of the 2015-1 Issuer.

The 2015-1 Issuer is the residual claimant on funds, if any, remaining after holders of all classes of 2015-1 Notes have been paid in full on each payment date or upon maturity of the 2015-1 Notes under the 2015-1 Debt Securitization documents. The Preferred Interests in the 2015-1 Issuer represent all of the equity interest in the 2015-1 Issuer and, as the holder of the Preferred Interests, TCG BDC may receive distributions, if any, only to the extent that the 2015-1 Issuer makes distributions out of funds remaining after holders of all classes of 2015-1 Notes have been paid in full on each payment date any amounts due and owing on such payment date or upon maturity of the 2015-1 Notes. There is no guarantee that TCG BDC will receive any distributions as the holders of the Preferred Interests.

The 2015-1 Issuer may fail to meet certain asset coverage tests.

Under the documents governing the 2015-1 Debt Securitization, there are two coverage tests applicable to the 2015-1 Notes.

The first such test compares the amount of interest received on the portfolio loans held by the 2015-1 Issuer to the amount of interest payable in respect of the 2015-1 Notes. To meet this first test, interest received on the portfolio loans must equal at least 120% of the interest payable in respect of the 2015-1 Notes issued by the 2015-1 Issuer.

The second such test compares the adjusted collateral principal amount of the portfolio loans of the 2015-1 Debt Securitization to the aggregate outstanding principal amount of the 2015-1 Notes. To meet this second test at any time, the adjusted collateral principal amount of the portfolio loans must equal at least 140% of the outstanding principal amount of the 2015-1 Notes.

If any coverage test with respect to the 2015-1 Notes is not met, proceeds from the portfolio of loans that otherwise would have been distributed to the holders of the Preferred Interests of the 2015-1 Issuer will instead be used to redeem first the 2015-1 Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the 2015-1 Notes, which TCG BDC refers to as a mandatory redemption, or to obtain the necessary ratings confirmation. There is no guarantee that the 2015-1 Notes will meet either of these coverage tests, and thus, TCG BDC may not receive distributions as the holders of the Preferred Interests.

TCG BDC may not receive cash from the 2015-1 Issuer.

TCG BDC receives cash from the 2015-1 Issuer only to the extent of payments on the distributions, if any, with respect to the Preferred Interests of the 2015-1 Issuer as permitted under the 2015-1 Debt Securitization. The 2015-1 Issuer may only make payments on Preferred Interests to the extent permitted by the payment priority provisions of the indenture governing the 2015-1 Notes (the “2015-1 Indenture”), as applicable, which generally provide, distribution to Preferred Interests holder may not be made on any payment date unless all amounts owing under the 2015-1 Notes are paid in full. There is no guarantee that TCG BDC will receive any distributions as the holders of the Preferred Interests.

In addition, if the 2015-1 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2015-1 Debt Securitization, cash would be diverted to first pay the 2015-1 Notes in amounts sufficient to cause such tests to be satisfied. Even if TCG BDC does not receive cash directly from the 2015-1 Issuer, such amount will still be treated as income subject to TCG BDC’s requirement to distribute

90% of its net investment income to its shareholders. Therefore, in the event that it fails to receive cash directly from the 2015-1 Issuer, TCG BDC could be unable to make such distributions in amounts sufficient to maintain its status as a RIC for U.S. federal income tax purposes, or at all.

TCG BDC may be required to assume liabilities of the 2015-1 Issuer and is indirectly liable for certain representations and warranties in connection with the 2015-1 Debt Securitization.

As part of the 2015-1 Debt Securitization, TCG BDC entered into a contribution agreement under which it is required to repurchase any loan (or participation interest therein) which was sold to the 2015-1 Issuer in breach of any representation or warranty it made with respect to such loan on the date such loan was sold. To the extent TCG BDC fails to satisfy any such repurchase obligation, the trustee of the 2015-1 Debt Securitization may, on behalf of the 2015-1 Issuer, bring an action against TCG BDC to enforce these repurchase obligations.

The structure of the 2015-1 Debt Securitization is intended to prevent, in the event of TCG BDC’s bankruptcy, the consolidation of the 2015-1 Issuer with TCG BDC’s operations. If the true sale of the assets in the 2015-1 Debt Securitization were not respected in the event of TCG BDC’s insolvency, a trustee or debtor-in-possession might reclaim the assets of the 2015-1 Issuer for TCG BDC’s estate. However, in doing so, TCG BDC would become directly liable for all of the indebtedness then outstanding under the 2015-1 Debt Securitization, which would equal the full amount of debt of the 2015-1 Issuer reflected on TCG BDC’s consolidated balance sheet.

In addition, in connection with the 2015-1 Debt Securitization, TCG BDC has made customary representations, warranties and covenants to the 2015-1 Issuer. TCG BDC remains liable for any breach of such representations for the life of the 2015-1 Debt Securitization.

The interests of holders of the 2015-1 Notes issued by the 2015-1 Issuer may not be aligned with TCG BDC’s interests.

The 2015-1 Notes are the debt obligations ranking senior in right of payment to TCG BDC’s interests. As such, there are circumstances in which the interests of holders of the 2015-1 Notes may not be aligned with the interests of TCG BDC’s interests. For example, under the terms of the 2015-1 Issuer, holders of the 2015-1 Notes have the right to receive payments of principal and interest prior to distribution to TCG BDC’s interests.

For as long as the 2015-1 Notes remain outstanding, holders of the 2015-1 Notes have the right to act, in certain circumstances, with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of the Preferred Interests of the 2015-1 Issuer, including by exercising remedies under the 2015-1 Indenture.

If an event of default has occurred and acceleration occurs in accordance with the terms of the 2015-1 Indenture, the 2015-1 Notes then outstanding will be paid in full before any further payment or distribution to the Preferred Interests. In addition, if an event of default occurs, holders of a majority of the 2015-1 Notes then outstanding will be entitled to determine the remedies to be exercised under the 2015-1 Indenture, subject to the terms of the 2015-1 Indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the 2015-1 Issuer, the trustee or holders of a majority of the 2015-1 Notes then outstanding may declare the principal, together with any accrued interest, of all the 2015-1 Notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2015-1 Issuer. If at such time the portfolio loans of the 2015-1 Issuer were not performing well, the 2015-1 Issuer may not have sufficient proceeds available to enable the trustee under the 2015-1 Indenture to pay a distribution to holders of the Preferred Interests of the 2015-1 Issuer.

Remedies pursued by the holders of the 2015-1 Notes could be adverse to the interests of the holders of the Preferred Interests, and the holders of the 2015-1 Notes have no obligation to consider any possible adverse effect on such other interests. Thus, any remedies pursued by the holders of the 2015-1 Notes may not be in TCG BDC’s best interests and TCG BDC may not receive payments or distributions upon an acceleration of the 2015-1 Notes. Any failure of the 2015-1 Issuer to make distributions on Preferred Interests TCG BDC holds, directly or indirectly, whether as a result of an event of default or otherwise, could have a material adverse effect on TCG BDC’s business, financial condition, results of operations and cash flows and may result in an inability of TCG BDC to make distributions sufficient to allow for it to qualify as a RIC for U.S. federal income tax purposes.

If TCG BDC has not consummated a Qualified IPO by May 2, 2018, it could result in an early optional redemption of the 2015-1 Notes.

If TCG BDC has not consummated a Qualified IPO by May 2, 2018, then its board of directors (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind-down and/or liquidate and dissolve TCG BDC. If this were to occur, it would likely result in TCG BDC using its rights as a holder of the Preferred Interests to effect an optional redemption of the 2015-1 Notes. If at such time the portfolio loans of the 2015-1 Issuer were not performing well, the 2015-1 Issuer may not have sufficient proceeds available to enable the trustee under the 2015-1 Indenture to pay a distribution to holders of the Preferred Interests of the 2015-1 Issuer.

Risks Related to TCG BDC’s Investments

TCG BDC’s portfolio companies may prepay loans, which may have the effect of reducing TCG BDC’s investment income if the returned capital cannot be invested in transactions with equal or greater yields.

Loans are generally prepayable at any time, most of them at no premium to par. TCG BDC is generally unable to predict the rate and frequency of such repayments. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such portfolio company the ability to replace existing financing with less expensive capital. In periods of rising interest rates, the risk of prepayment of floating rate loans may increase if other financing sources are available. As market conditions change frequently, TCG BDC will often be unable to predict when, and if, this may be possible for each of its portfolio companies. In the case of some of these loans, having the loan called early may have the effect of reducing TCG BDC’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

The financial projections of TCG BDC’s portfolio companies could prove inaccurate.

TCG BDC generally evaluates the capital structure of portfolio companies on the basis of financial projections prepared by the management of such portfolio companies. These projected operating results are normally based primarily on judgments of the management of the portfolio companies. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. General economic conditions, which are not predictable with accuracy, along with other factors may cause actual performance to fall short of the financial projections that were used to establish a given portfolio company’s capital structure. Because of the leverage that is typically employed by TCG BDC’s portfolio companies, this could cause a substantial decrease in the value of TCG BDC’s investment in the portfolio company. The inaccuracy of financial projections could thus cause TCG BDC’s performance to fall short of its expectations.

TCG BDC’s portfolio securities typically do not have a readily available market price and, in such a case, TCG BDC will value these securities at fair value as determined in good faith under procedures adopted by its board of directors, which valuation is inherently subjective and may not reflect what TCG BDC may actually realize from the sale of the investment.

Substantially all of TCG BDC’s portfolio investments are in the form of debt investments that are not publicly traded. The fair value of these securities is not readily determinable, and the due diligence process that the Investment Adviser undertakes in connection with TCG BDC’s investments may not reveal all the facts that may be relevant in connection with such investment. TCG BDC values these investments on at least a quarterly basis in accordance with its valuation policy, which is at all times consistent with US GAAP. TCG BDC’s board of directors utilizes the services of a third-party valuation firm to aid it in determining the fair value of these investments as well as the recommendations of the Investment Adviser’s investment professionals, which are based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The board of directors discusses valuations and determines the fair value in good faith based on the input of the Investment Adviser and the third-party valuation firm. The participation of the Investment Adviser in TCG BDC’s valuation process, and the indirect pecuniary interest in the Investment Adviser by the interested directors on TCG BDC’s board of directors, could result in a conflict of interest, since the management fee is based on TCG BDC’s gross assets and also because the Investment Adviser is receiving performance-based incentive fees.

The factors that are considered in the fair value pricing of TCG BDC’s investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow, relevant credit market indices, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, TCG BDC considers the pricing indicated by the external event to corroborate its valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, TCG BDC’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Also, since these valuations are, to a large extent, based on estimates, comparisons and qualitative evaluations of private information, it could make it more difficult for investors to value accurately TCG BDC’s investments and could lead to undervaluation or overvaluation of TCG BDC’s common stock. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. If its Investment Adviser is unable to uncover all material information about these companies, TCG BDC may not make a fully informed investment decision, and it may lose money on its investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors.

Decreases in the market values or fair values of TCG BDC’s investments are recorded as unrealized depreciation. The effect of all of these factors on TCG BDC’s portfolio can reduce TCG BDC’s net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, TCG BDC could incur substantial realized losses and may suffer unrealized losses, which could have a material adverse impact on its business, financial condition and results of operations.

TCG BDC’s net asset value as of a particular date may be materially greater than or less than the value that would be realized if TCG BDC’s assets were to be liquidated as of such date. For example, if TCG BDC were required to sell a certain asset or all or a substantial portion of its assets on a particular date, the actual price that it would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in its net asset value. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in TCG BDC’s net asset value.

TCG BDC’s investments are risky and speculative.

TCG BDC invests primarily in loans to middle market companies whose debt, if rated, is rated below investment grade and, if not rated, would likely be rated below investment grade if it were rated. Investments rated below investment grade are generally considered higher risk than investment grade instruments. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” In TCG BDC’s first lien senior secured loans, the fact that a loan is secured does not guarantee that TCG BDC will receive principal and interest payments according to the loan’s terms, or at all, or that TCG BDC will be able to collect on the loan should it be forced to enforce its remedies. To the extent TCG BDC holds second lien senior secured loans and junior debt investments, holders of first lien loans may be repaid before TCG BDC in the event of a bankruptcy or other insolvency proceeding. This may result in an above average amount of risk and loss of principal. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a heightened risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. When TCG BDC invests in loans, it may acquire equity securities as well. However, TCG BDC may not be able to realize gains from its equity interests, and any gains that TCG BDC does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

In addition, investing in middle market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that TCG BDC holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of TCG BDC realizing on any guarantees or security it may have obtained in connection with its investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on TCG BDC;

•	there is generally little public information about these companies. These companies and their financial information are usually not subject to the Exchange Act and other regulations that govern public companies, and TCG BDC may be unable to uncover all material information about these companies, which may prevent it from making a fully informed investment decision and cause it to lose money on its investments;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, TCG BDC’s executive officers, directors and its Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from TCG BDC’s investments in the portfolio companies;

•	changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

TCG BDC operates in a highly competitive market for investment opportunities, and competes with investment vehicles sponsored or advised by its affiliates.

A number of entities compete with TCG BDC to make the types of investments that TCG BDC targets in middle market companies. TCG BDC competes with other BDCs, public and private funds, commercial and investment banks, commercial finance companies, and, to the extent they provide an alternative form of financing, private equity funds, some of which may be affiliates of TCG BDC. Many of TCG BDC’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than TCG BDC does. Furthermore, many of TCG BDC’s competitors are not subject to the regulatory restrictions that the Investment Company Act and the Code impose on TCG BDC. The competitive pressures TCG BDC faces may have a material adverse effect on its business, financial condition and results of operations. Also, as a result of this competition, TCG BDC may not be able to take advantage of attractive investment opportunities from time to time, and there can be no assurance that TCG BDC will be able to identify and make investments that are consistent with its investment objective.

TCG BDC does not seek to compete primarily based on the interest rates it offers, and it believes that some of its competitors may make loans with interest rates that are comparable to or lower than the rates TCG BDC offers. TCG BDC may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. However, if TCG BDC matches its competitors’ pricing, terms and structure, it may experience decreased net interest income and increased risk of credit loss.

TCG BDC may not replicate its historical performance or the historical success of Carlyle.

There can be no assurance that TCG BDC will replicate its own historical performance, the historical success of Carlyle or the historical performance of other companies that the Investment Adviser and its investment team advised in the past. Accordingly, TCG BDC’s investment returns could be substantially lower than the returns achieved by TCG BDC in the past, other Carlyle managed funds or by other clients of the Investment Adviser. There can be no assurance that the Investment Adviser will be able to continue to implement TCG BDC’s investment objective with the same degree of success as it has had in the past.

TCG BDC’s ability to enter into transactions with Carlyle and TCG BDC’s other affiliates is restricted.

TCG BDC and certain of its controlled affiliates are prohibited under the Investment Company Act from knowingly participating in certain transactions with TCG BDC’s upstream affiliates, or the Investment Adviser and its affiliates, without the prior approval of TCG BDC’s Independent Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of TCG BDC’s outstanding voting securities is TCG BDC’s upstream affiliate for purposes of the Investment Company Act, and TCG BDC is generally prohibited from buying or selling any security (other than its own securities) from or to such affiliate, absent the prior approval of TCG BDC’s Independent Directors. The Investment Company Act also prohibits “joint” transactions with an upstream affiliate, or the Investment Adviser or its affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of TCG BDC’s Independent Directors. In addition, TCG BDC and certain of its controlled affiliates are prohibited from buying or selling any security from or to, or entering into joint transactions with, the Investment Adviser and its affiliates, or any person who owns more than 25% of TCG BDC’s voting securities or is otherwise deemed to control, be controlled by, or be under common control with TCG BDC, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance as described below). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

As a BDC, TCG BDC is required to comply with certain regulatory requirements. For example, TCG BDC is not generally permitted make loans to companies controlled by Carlyle or other funds managed by Carlyle. TCG BDC is also not permitted to make any co-investments with the Investment Adviser or its affiliates (including any fund managed by Carlyle) without exemptive relief from the SEC, subject to certain exceptions. The SEC has granted TCG BDC the Exemptive Relief that permits TCG BDC and certain present and future funds advised by the Investment Adviser (or a future investment adviser controlling, controlled by or under common control with the Investment Adviser) to co-invest in suitable negotiated investments. Co-investments made under the Exemptive Relief are subject to compliance with the conditions and other requirements contained in the Exemptive Relief, which could limit TCG BDC’s ability to participate in a co-investment transaction. TCG BDC may also co-invest with funds managed by Carlyle or any of its downstream affiliates, subject to compliance with applicable law and regulations, existing regulatory guidance, and the Investment Adviser’s allocation procedures.

In addition to co-investing pursuant to the Exemptive Relief, TCG BDC may invest alongside affiliates or their affiliates in certain circumstances where doing so is consistent with applicable law and current regulatory guidance. For example, TCG BDC may invest alongside such investors consistent with guidance promulgated by the SEC staff permitting TCG BDC and an affiliated person to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that TCG BDC negotiates no term other than price. TCG BDC may, in certain cases, also make investments in securities owned by affiliates that TCG BDC acquires from non-affiliates. In such circumstances, TCG BDC’s ability to participate in any restructuring of such investment or other transaction involving the issuer of such investment may be limited, and as a result, TCG BDC may realize a loss on such investments that might have been prevented or reduced had it not been restricted in participating in such restructuring or other transaction.

To the extent TCG BDC makes investments in restructurings and reorganizations they may be subject to greater regulatory and legal risks than other traditional direct investments in portfolio companies.

TCG BDC may make investments in restructurings that involve, or otherwise invest in the debt securities of, companies that are experiencing or are expected to experience severe financial difficulties. These severe financial difficulties may never be overcome and may cause such companies to become subject to bankruptcy proceedings. As such, these investments could subject TCG BDC to certain additional potential liabilities that may exceed the value of its original investment therein. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high.

TCG BDC’s ability to extend financial commitments may be limited.

The SEC has proposed a new Rule 18f-4 under the Investment Company Act that, if enacted in the form proposed, could adversely impact the way TCG BDC and other BDCs do business. In addition to imposing restrictions on the use of derivatives, the rule would generally limit TCG BDC’s financial commitments to portfolio companies, together with TCG BDC’s exposure to other transactions involving senior securities entered into by TCG BDC other than in reliance on the rule, to not more than 150 percent of its net asset value. There can be no assurance when or if the proposed rule will be adopted by the SEC, and if adopted, whether the final rule will constrain TCG BDC’s ability to extend financial commitments.

TCG BDC’s portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject TCG BDC to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

TCG BDC is classified as a non-diversified investment company within the meaning of the Investment Company Act, which means that it is not limited by the Investment Company Act with respect to the proportion of its assets that it may invest in securities of a single issuer, excluding limitations on investments in other investment companies. Although TCG BDC does not intend to focus its investments in any specific industries, its portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with its qualification as a RIC under Subchapter M of the Code and under the TCG BDC Facilities and 2015-1 Notes, TCG BDC does not have fixed guidelines for diversification, and while it does not target any specific industries, its investments may be concentrated in relatively few industries. As a result, the aggregate returns TCG BDC will realize may be significantly adversely affected if a small number of investments perform poorly or if TCG BDC needs to write down the value of one or more investments. Additionally, a downturn in any particular industry in which TCG BDC is invested could also significantly impact its aggregate returns.

TCG BDC’s portfolio companies may be highly leveraged.

Some of TCG BDC’s portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to TCG BDC as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. Leveraged companies may enter into bankruptcy proceedings at higher rates than companies that are not leveraged.

TCG BDC’s failure to make follow-on investments in its portfolio companies could impair the value of its investments.

Following an initial investment in a portfolio company, TCG BDC may make additional investments in that portfolio company as “follow-on” investments to:

•	increase or maintain in whole or in part TCG BDC’s equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of TCG BDC’s investment.

TCG BDC may elect not to make follow-on investments, may be constrained in its ability to employ available funds, or otherwise may lack sufficient funds to make those investments. TCG BDC has the discretion to make any follow-on investments, subject to the availability of capital resources. However, doing so could be placing even more capital at risk in existing portfolio companies.

The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and TCG BDC’s initial investment, or may result in a missed opportunity for TCG BDC to increase its participation in a successful investment. Even if TCG BDC has sufficient capital to make a desired follow-on investment, TCG BDC may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities or because it is inhibited by compliance with BDC requirements or the desire to maintain its tax status.

Declines in the prices of corporate debt securities and illiquidity in the corporate debt markets may adversely affect the fair value of TCG BDC’s portfolio investments, reducing its net asset value through increased net unrealized depreciation.

As a BDC, TCG BDC is required to account for its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of its board of directors. Decreases in the market values or fair values of TCG BDC’s investments are recorded as unrealized depreciation. Depending on market conditions, TCG BDC may face similar losses, which could reduce its net asset value and have a material adverse impact on its business, financial condition and results of operations.

Because TCG BDC generally does not hold controlling equity interests in its portfolio companies, it may not be in a position to exercise control over its portfolio companies or to prevent decisions by management of its portfolio companies that could decrease the value of its investments.

Although TCG BDC may do so in the future, currently it does not intend to hold controlling equity positions in its portfolio companies. Accordingly, TCG BDC may not be able to control decisions relating to a minority equity investment, including decisions relating to the management and operation of the portfolio company and the timing and nature of any exit. As a result, TCG BDC is subject to the risk that a portfolio company may make business decisions with which it disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to TCG BDC’s interests. Due to the lack of liquidity of the investments that TCG BDC typically holds in its portfolio companies, it may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of its investments. If any of the foregoing were to occur, TCG BDC’s financial condition, results of operations and cash flow could suffer as a result.

TCG BDC’s portfolio companies may incur debt that ranks equally with, or senior to, some of TCG BDC’s investments in such companies.

To the extent TCG BDC invests in second lien, mezzanine or other instruments, its portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, such debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which TCG BDC will be entitled to receive payments in respect of the debt securities in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to TCG BDC’s investment in that portfolio company would typically be entitled to receive payment in full before TCG BDC receives any distribution in respect of its investment. In such cases, after repaying such senior creditors, such portfolio company may not have sufficient remaining assets to use for repaying its obligation to TCG BDC. In the case of debt ranking equally with debt securities in which TCG BDC invests, TCG BDC would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights TCG BDC may have with respect to the collateral securing the debt investments TCG BDC makes in its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that TCG BDC enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. TCG BDC may not have the ability to control or direct such actions, even if its rights are adversely affected.

TCG BDC may also make unsecured loans to portfolio companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before TCG BDC. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy TCG BDC’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then TCG BDC’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

TCG BDC may expose itself to risks if it engages in hedging transactions.

If TCG BDC engages in hedging transactions, it may expose itself to risks associated with such transactions. TCG BDC may utilize instruments such as forward contracts, credit default swaps, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of TCG BDC’s portfolio positions from changes in currency exchange rates, credit risk premiums, and market interest rates. Hedging against a decline in the values of TCG BDC’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation at an acceptable price that is generally anticipated. The success of any hedging transactions TCG BDC may enter into will depend on its ability to correctly predict movements in currencies and interest rates. Therefore, while TCG BDC may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if TCG BDC had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, TCG BDC may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent TCG BDC from achieving the effect of the intended hedge and expose it to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Income derived from hedging transactions is generally not eligible to be distributed to non-U.S. stockholders free from U.S. withholding tax. TCG BDC may determine not to hedge against particular risks, including if TCG BDC determines that available hedging transactions are not available at an appropriate price.

There are certain risks associated with holding debt obligations that have original issue discount or payment-in-kind interest.

OID may arise if TCG BDC holds securities issued at a discount or in certain other circumstances. OID and PIK create the risk that incentive fees will be paid to the Investment Adviser based on non-cash accruals that ultimately may not be realized, while the Investment Adviser will be under no obligation to reimburse us for these fees.

The higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID income may also create uncertainty about the source of TCG BDC’s cash dividends.

For accounting purposes, any cash dividends to stockholders representing OID income are not treated as coming from paid-in capital, even if the cash to pay them comes from the proceeds of issuances of our common stock. As a result, despite the fact that a dividend representing OID income could be paid out of amounts invested by our stockholders, the Investment Company Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Investment Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate.

Risks Related to an Investment in TCG BDC’s Securities

The Acquisition Shares issued pursuant to the Agreement are not registered under the Securities Act and are subject to transfer restrictions.

The Acquisition Shares issued pursuant to the Agreement will not be registered under the Securities Act and stockholders of NFIC who acquires such Acquisition Shares may not sell, assign, transfer or otherwise dispose of (in each case, a “Transfer”) such Acquisition Shares unless (i) TCG BDC gives consent and (ii) the Transfer is made in accordance with applicable securities laws. No Transfer will be effectuated except by registration of the Transfer on TCG BDC’s books. Each transferee must agree to be bound by these restrictions and all other obligations as an investor in TCG BDC. Following completion of a Qualified IPO, the stockholders of NFIC will be restricted from selling or disposing of their Acquisition Shares contractually by a lock-up agreement with the underwriters of the IPO and secondary offerings, and by the terms of the Existing Subscription Agreement.

Investing in TCG BDC’s common stock may involve a high degree of risk.

The investments TCG BDC makes in accordance with TCG BDC’s investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. TCG BDC’s investments in portfolio companies may be highly speculative and aggressive, and therefore an investment in TCG BDC’s common stock may not be suitable for someone with lower risk tolerance. Accordingly, investment in the Acquisition Shares is suitable only for sophisticated investors and requires the investors to have the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in TCG BDC’s common stock. Investors in TCG BDC’s common stock must be prepared to bear such risk for an extended period of time. No Assurance can be given that TCG BDC’s investment objective will be achieved or that investors will receive a return of their capital.

Stockholders may be subject to filing requirements under the Exchange Act as a result of an investment in TCG BDC.

Because TCG BDC’s common stock is registered under the Exchange Act, ownership information for any person who beneficially owns 5% or more of TCG BDC’s common stock must be disclosed in a Schedule 13D or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, investors who choose to reinvest their dividends may see their percentage stake in TCG BDC increased to more than 5%, thus triggering this filing requirement. Although TCG BDC provides in its quarterly financial statements the amount of outstanding stock and the amount of the investor’s stock, the responsibility for determining the filing obligation and preparing the filing remains with the investor. In addition, owners of 10% or more of TCG BDC’s common stock are subject to reporting obligations under Section 16(a) of the Exchange Act.

Stockholders may be subject to the short-swing profits rules under the Exchange Act as a result of an investment in TCG BDC.

Persons with the right to appoint a director or who hold 10% or more of a class of TCG BDC’s shares may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of the issuer profits from the purchase and sale of registered stock within a six-month period.

If TCG BDC completes a Qualified IPO, its shares may trade at a discount to net asset value, which could make raising capital more difficult.

As disclosed in TCG BDC’s prior filings with the SEC, if TCG BDC has not consummated a Qualified IPO of its common stock by May 2, 2018, then its board of directors (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve TCG BDC. Although TCG BDC expects to seek to complete a Qualified IPO prior to May 2, 2018, there can be no assurance that TCG BDC will be able to complete a Qualified IPO or that if completed, shares will trade above NAV. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV and TCG BDC’s common stock may also be discounted in the market, which could make capital raising more difficult as BDCs are generally not permitted to issue shares at below NAV.

Once TCG BDC has consummated a Qualified IPO, its commitment period will expire and its stockholders’ outstanding commitments will be cancelled. In addition, the waiver of 0.50% of the base management fees by the Investment Adviser will expire and base management fee will be 1.5% on average gross assets (including assets acquired through the incurrence of debt, excluding cash and cash equivalents and adjusted for share issuances or repurchases).

If TCG BDC cannot complete a Qualified IPO, it will seek to wind down and/or liquidate and dissolve, which could result in decreasing income over time, a declining asset base and an increase in its expenses as a percentage or its total assets.

If stockholders approve the Agreement, then upon completion of the Merger, each NFIC stockholder will become a holder of additional shares of TCG, subject to subject to such stockholder’s properly completing, duly executing and submitting the Election Form to the Investment Adviser. Although TCG BDC expects to seek to complete a Qualified IPO prior to May 2, 2018, there can be no assurance that it will do so. If it has not consummated a Qualified IPO of its common stock by May 2, 2018, then its board of directors (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve TCG BDC. That will require TCG BDC to seek to dispose of its portfolio for which there is no trading market. Accordingly, disposition of these asset would take time. In addition, because TCG BDC will be in liquidation, potential counterparties may seek to offer it less than it believes its investments are worth, which could result in TCG BDC experiencing losses or otherwise receiving less than the amount at which it has valued its investments. In addition, as TCG BDC begins to liquidate its portfolio, its total assets and investment income will decrease and while certain of its expenses will also decrease, TCG BDC expects that its expenses as a percentage of its assets will increase.

There is a risk that TCG BDC’s stockholders may not receive distributions or that TCG BDC’s distributions may not grow over time.

TCG BDC intends to make distributions on a quarterly basis to its stockholders out of assets legally available for distribution. There can be no assurance that TCG BDC will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. If TCG BDC declares a dividend and if enough stockholders opt to receive cash distributions rather than participate in TCG BDC’s dividend reinvestment plan, TCG BDC may be forced to sell some of its investments in order to make cash dividend payments. In addition, due to the asset coverage test applicable to TCG BDC as a BDC, TCG BDC may be limited in its ability to make distributions. The TCG BDC Facilities may also limit TCG BDC’s ability to declare dividends if TCG BDC defaults under certain provisions. Further, if TCG BDC invests a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See the section entitled “TCG BDC, Inc.—Market Price, Dividends and Distribution Information of TCG BDC—Distribution Policy.” The above referenced restrictions on distributions may also inhibit TCG BDC’s ability to make required interest payments to holders of TCG BDC’s debt, which may cause a default under the terms of TCG BDC’s debt agreements. Such a default could materially increase TCG BDC’s cost of raising capital, as well as cause TCG BDC to incur penalties under the terms of its debt agreements.

TCG BDC’s stockholders may be required to pay federal income taxes in excess of the cash dividends they receive.

TCG BDC may distribute taxable dividends that are payable in cash or shares of its common stock at the election of each stockholder. If too many stockholders elect to receive cash, each stockholder electing to receive cash would receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event would any stockholder electing to receive cash receive less than 20% of his or her entire distribution in cash. For U.S. federal income tax purposes, the amount of a dividend paid in stock would be equal to the amount of cash that could have been received instead of stock.

Stockholders receiving dividends in shares of TCG BDC’s common stock would be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of TCG BDC’s current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of TCG BDC’s common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, TCG BDC may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of TCG BDC’s stockholders were to determine to sell shares of TCG BDC’s common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price (if any) of TCG BDC’s common stock. It is unclear whether and to what extent TCG BDC will be able to pay taxable dividends of the type described in this paragraph.

TCG BDC may have difficulty paying its required distributions if it recognizes taxable income before or without receiving cash representing such income.

For U.S. federal income tax purposes, TCG BDC will include in TCG BDC’s taxable income certain amounts that TCG BDC has not yet received in cash, such as OID or accruals on a contingent payment debt instrument, which may occur if TCG BDC receives warrants in connection with the origination of a loan or possibly in other circumstances or contracted PIK interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. Such OID and PIK interest will be included in its taxable income before TCG BDC receives any corresponding cash payments. TCG BDC also may be required to include in its taxable income certain other amounts that it will not receive in cash. The credit risk associated with the collectability of deferred payments may be increased as and when a portfolio company increases the amount of interest on which it is deferring cash payment through deferred interest features. TCG BDC’s investments with a deferred interest feature may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when TCG BDC’s actual collection is scheduled to occur upon maturity of the obligation.

Because in certain cases TCG BDC may recognize taxable income before or without receiving cash representing such income, TCG BDC may have difficulty making distributions to its stockholders that will be sufficient to enable it to meet the Annual Distribution Requirement necessary for it to maintain its status as a RIC. Accordingly, TCG BDC may need to sell some of its assets at times and/or at prices that it would not consider advantageous, it may need to raise additional equity or debt capital, or it may need to forego new investment opportunities or otherwise take actions that are disadvantageous to its business (or be unable to take actions that are advantageous to its business) to enable it to make distributions to its stockholders that will be sufficient to enable it to meet the Annual Distribution Requirement. If TCG BDC is unable to obtain cash from other sources to meet the Annual Distribution Requirement, it may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes). Alternatively, TCG BDC may, with the consent of all its shareholders, designate an amount as a consent dividend (i.e., a deemed dividend). In that case, although TCG BDC would not distribute any actual cash to its shareholders, the consent dividend would be treated like an actual dividend under the Code for all U.S. federal income tax purposes. This would allow TCG BDC to deduct the amount of the consent dividend and its shareholders would be required to include that amount in income as if it were actually distributed. For additional discussion regarding the tax implications of a RIC, see the section entitled “TCG BDC, Inc.—Description of Business—Election to be Taxed as a RIC.”

Non-U.S. stockholders may be subject to withholding of U.S. federal income tax on dividends TCG BDC pays.

Distributions of TCG BDC’s “investment company taxable income” to a non-U.S. stockholder that are not effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of TCG BDC’s current or accumulated earnings and profits. Certain properly designated dividends are generally exempt from withholding of U.S. federal income tax, including certain dividends that are paid in respect of TCG BDC’s (i) “qualified net interest income” (generally, TCG BDC’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which TCG BDC or the non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of TCG BDC’s net short-term capital gain over its long-term capital loss for such taxable year), and certain other requirements were satisfied. No assurance can be given as to whether any of TCG BDC’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be designated as such by TCG BDC. See the section entitled “TCG BDC, Inc.—Description of Business—Election to be Taxed as a RIC.”

Additional Risks Related to the Merger

NFIC stockholders will have a reduced ownership and voting interest in TCG BDC after the Merger and will exercise less influence over management.

Currently, NFIC stockholders have the right to vote in the election of the NFIC board and the power to approve or reject any matters requiring stockholder approval under Maryland law and NFIC’s charter and bylaws. Upon completion of the Merger, each NFIC stockholder who receives shares of TCG BDC common stock in the Merger will become a stockholder of TCG BDC with a percentage ownership of TCG BDC that is smaller than such NFIC stockholder’s current percentage ownership of NFIC (without giving effect to any shares of TCG BDC common stock held by NFIC stockholders prior to the completion of the Merger). Based on the number of issued and outstanding shares of NFIC common stock and shares of TCG BDC common stock as of December 31, 2016 and on the net asset value of NFIC and TCG BDC, after the Merger, NFIC stockholders are expected to become owners of approximately 1% of the outstanding shares of TCG BDC common stock, assuming all NFIC stockholders election 95% as their Cash Election Percentage, and without giving effect to any shares of TCG BDC common stock held by NFIC stockholders prior to the completion of the Merger. Even if all former NFIC stockholders voted together on all matters presented to TCG BDC stockholders from time to time, the former NFIC stockholders would exercise significantly less influence over TCG BDC after the completion of the Merger relative to their influence over NFIC prior to the completion of the Merger, and thus would have a less significant impact on the approval or rejection of future TCG BDC proposals submitted to a stockholder vote.

The Agreement may be terminated in accordance with its terms and the Merger may not be completed.

The Agreement is subject to a number of conditions that must be fulfilled in order to complete the Merger. Those conditions include, among others: the approval of the Agreement by NFIC stockholders, the accuracy of representations and warranties under the Agreement in all material respects, the declaration of the RIC Dividends prior to the Valuation Time, and the receipt by each party of certain opinions from legal counsel. These conditions to the closing of the Merger may not be fulfilled in a timely manner or at all, and, accordingly, the Merger may be delayed or may not be completed. In addition, the Parties may elect to terminate the Agreement in certain circumstances. See the section entitled “The Agreement —Termination of the Agreement.”

Failure to complete the Merger could negatively impact NFIC’s future businesses and financial results.

The Agreement contains a number of conditions that must be satisfied or waived prior to the completion of the Merger. There can be no assurance that all of the conditions to the Merger will be so satisfied or waived. If the conditions to the Merger are not satisfied or waived, the Parties will be unable to complete the Merger.

If the Merger is not completed for any reason, including the failure to receive the required approvals of NFIC stockholders, NFIC will have expended time and resources that could otherwise have been spent on its existing businesses and the pursuit of other opportunities that could have been beneficial to it, and its ongoing business and financial results may be adversely affected.

Pursuant to NFIC’s Subscription Agreement, after the earlier of August 6, 2018 or the completion of a Qualified IPO by TCG BDC, NFIC’s Board (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) must use its best efforts to wind down and/or liquidate and dissolve the Company. In addition to the above risks, if the Agreement is terminated and NFIC’s board seeks an alternative transaction in anticipation of TCG BDC seeking to consummate a Qualified IPO, NFIC stockholders cannot be certain that NFIC will be able to find a party willing to engage in a transaction on more attractive terms than the Merger.

There is a potential for conflicts of interest due to common directorship between NFIC and TCG BDC.

Each of the directors of NFIC is a director of TCG BDC. This could create various conflicts. For example, in determining the valuation of the securities involved in the Merger, the NFIC directors, who might otherwise demand the highest price possible, may instead compromise on paying a lower price because they also are directors of TCG BDC, who have an interest in getting the lowest price possible. This conflict, however, is mitigated by having an Independent Evaluator to review the value of a portion of the debt securities of NFIC and TCG BDC for which market quotations are not readily available (including all such securities rated 4 through 6 by the Investment Adviser under the Internal Risk Ratings system of the Investment Adviser).

NFIC’s executive officers and directors may have interests in the Merger other than, or in addition to, the interests of the NFIC stockholders generally.

Members of NFIC’s Board and NFIC’s executive officers may have interests in the Merger that are different from, or are in addition to, the interests of the NFIC stockholders generally, including as discussed under the section entitled “The Merger—Interests of Certain Parties in the Merger.” NFIC’s Board was aware of these interests and considered them, among other matters, in approving the Agreement.

Stockholders of NFIC will incur certain costs on or before the closing of the Merger.

NFIC and TCG BDC will incur significant transaction and Merger-related costs in connection with the Merger, which may be in excess of those anticipated by NFIC or TCG BDC.

Each of NFIC and TCG BDC has incurred and will incur substantial expenses in connection with the negotiation and completion of the transactions contemplated by the Agreement, including the costs and expenses of filing, printing and mailing this Proxy Statement/Private Placement Memorandum.

NFIC and TCG BDC expect to continue to incur a number of non-recurring costs associated with completing the Merger, combining NFIC’s assets with those of TCG BDC and achieving desired synergies. These fees and costs have been, and will continue to be, substantial. The substantial majority of non-recurring expenses will consist of transaction costs related to the Merger and include, among others, legal fees and accounting fees.

NFIC and TCG BDC will continue to assess the magnitude of these costs, and additional unanticipated costs may be incurred in the Merger and the integration of the two companies’ assets. Although NFIC and TCG BDC each expects that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the assets, should allow NFIC and TCG BDC to offset integration-related costs over time, this net benefit may not be achieved in the near term, or at all.

Many of these costs will be borne by NFIC and/or TCG BDC even if the Merger is not completed. See the section entitled “The Agreement—Costs and Expenses.”

The unaudited pro forma consolidated financial information included in this Proxy Statement/Private Placement Memorandum is presented for illustrative purposes only and does not represent the actual financial position or results of operations of TCG BDC following the completion of the Merger. Future results of NFIC or TCG BDC may differ, possibly materially, from the unaudited pro forma consolidated financial information presented in this Proxy Statement/Private Placement Memorandum.

The unaudited pro forma consolidated financial statements contained in this Proxy Statement/Private Placement Memorandum is presented for illustrative purposes only, contains a variety of adjustments, assumptions and preliminary estimates and does not represent the actual financial position or results of operations of NFIC and TCG BDC prior to the Merger or that of the TCG BDC following the Merger for several reasons. See “Annex C: Financial Statements and Pro Forma Financial Information—Unaudited Pro Forma Consolidated Financial Statements” and the notes thereto. In addition, the Merger and post-Merger integration process may give rise to unexpected liabilities and costs. Unexpected delays in completing the Merger or in connection with the post-Merger integration process may significantly increase the related costs and expenses incurred by NFIC and TCG BDC. The actual financial positions and results of operations of NFIC and TCG BDC prior to the Merger and that of TCG BDC following the Merger may be different, possibly materially, from the unaudited pro forma consolidated financial statements included in this Proxy Statement/Private Placement Memorandum. In addition, the assumptions used in preparing the unaudited pro forma consolidated financial statements included in this Proxy Statement/Private Placement Memorandum may not prove to be accurate and may be affected by other factors.

Changes in the rules governing U.S. federal income taxation may have an adverse effect on TCG BDC after the Merger.

Policy positions taken by the new presidential administration in the United States may result in significant changes in the rules governing U.S. federal income taxation, including changes to the tax rates, the ability to take certain deductions and/or the ability to pass through income in certain circumstances. Any such changes may have an adverse effect on NFIC’s or TCG BDC’s business, financial condition and results of operations.

TCG BDC’s results may suffer if it does not effectively manage its expanded portfolio following the Merger.

Following completion of the Merger, TCG BDC’s success will depend, in part, on its ability to manage its expansion, which poses numerous risks and uncertainties, including the need to integrate the assets of NFIC into its existing portfolio in an efficient and timely manner.

Even if NFIC and TCG BDC complete the Merger, TCG BDC may fail to realize all of the anticipated benefits of the proposed Merger.

The success of the proposed Merger will depend, in part, on TCG BDC’s ability to realize the anticipated benefits and cost savings from combining NFIC’s and TCG BDC’s portfolio. The anticipated benefits and cost savings of the proposed Merger may not be realized fully or at all, or may take longer to realize than expected or could have other adverse effects that TCG BDC does not currently foresee. Some of the assumptions that TCG BDC has made, such as the achievement of operating synergies and efficiencies, may not be realized.

ANNEX C: FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of

TCG BDC, Inc.

We have audited the accompanying consolidated statements of assets and liabilities of TCG BDC, Inc. (the “Company”), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, cash flows and changes in net assets for the years ended December 31, 2016, 2015 and 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our December 31, 2016 audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. We conducted our December 31, 2015 and 2014 audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and debt agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of TCG BDC, Inc. at December 31, 2016 and 2015, and the consolidated results of its operations, its cash flows, and the changes in its net assets for the years ended December 31, 2016, 2015 and 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, NY

March 21, 2017

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(dollar amounts in thousands, except per share data)

	December 31, 2016	December 31, 2015
ASSETS
Investments, at fair value
Investments—non-controlled/non-affiliated, at fair value (amortized cost of $1,332,596 and $1,079,720, respectively)	$1,323,102	$1,052,666
Investments—controlled/affiliated, at fair value (amortized cost of $97,385 and $0, respectively)	99,657	—

Total investments, at fair value (amortized cost of $1,429,981 and $1,079,720, respectively)	1,422,759	1,052,666
Cash and cash equivalents	38,489	41,837
Receivable for investment sold	19,750	1,987
Deferred financing costs	3,308	3,877
Interest receivable non-controlled/non-affiliated investments	3,407	3,279
Interest and dividend receivable from controlled/affiliated investments	2,400	—
Prepaid expenses and other assets	42	386

Total assets	$1,490,155	$1,104,032

LIABILITIES
Secured borrowings (Note 6)	$421,885	$234,313
2015-1 Notes payable, net of unamortized debt issuance costs of $2,151 and $2,356, respectively (Note 7)	270,849	270,644
Due to Investment Adviser	215	189
Interest and credit facility fees payable (Notes 6 and 7)	3,599	2,577
Dividend payable (Note 9)	20,018	18,284
Base management and incentive fees payable (Note 4)	8,157	5,277
Administrative service fees payable (Note 4)	137	97
Other accrued expenses and liabilities	1,158	925

Total liabilities	726,018	532,306

Commitments and contingencies (Notes 8 and 11)
NET ASSETS
Common stock, $0.01 par value; 200,000,000 shares authorized; 41,702,318 shares and 31,524,083 shares, respectively, issued and outstanding	417	315
Paid-in capital in excess of par value	799,580	613,944
Offering costs	(74)	(74)
Accumulated net investment income (loss), net of cumulative dividends of $129,065 and $65,851, respectively	(3,207)	(12,994)
Accumulated net realized gain (loss)	(25,357)	(2,411)
Accumulated net unrealized appreciation (depreciation)	(7,222)	(27,054)

Total net assets	$764,137	$571,726

NET ASSETS PER SHARE	$18.32	$18.14

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share data)

	For the years ended December 31,
	2016	2015	2014
Investment income:
Interest income from non-controlled/non-affiliated investments	$101,196	$68,356	$32,740
Other income from non-controlled/non-affiliated investments	6,635	834	244
Interest income from controlled/affiliated investments	1,465	—	—
Dividend income from controlled/affiliated investments	1,675	—	—

Total investment income	110,971	69,190	32,984

Expenses:
Base management fees (Note 4)	18,539	13,361	6,559
Incentive fees (Note 4)	14,905	8,881	3,578
Professional fees	2,103	1,845	2,169
Administrative service fees (Note 4)	703	595	626
Interest expense (Notes 6 and 7)	16,462	9,582	3,648
Credit facility fees (Note 6)	2,573	1,898	3,052
Directors’ fees and expenses	553	419	395
Other general and administrative	1,692	1,539	883

Total expenses	57,530	38,120	20,910
Waiver of base management fees (Note 4)	6,180	4,454	2,186

Net expenses	51,350	33,666	18,724

Net investment income (loss)	59,621	35,524	14,260
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments:
Net realized gain (loss) on investments—non-controlled/non-affiliated	(9,644)	1,164	72
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	17,560	(18,015)	(8,718)
Net change in unrealized appreciation (depreciation) on investments—controlled/affiliated	2,272	—	—

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	10,188	(16,851)	(8,646)

Net increase (decrease) in net assets resulting from operations	$69,809	$18,673	$5,614

Basic and diluted earnings per common share (Note 9)	$1.93	$0.75	$0.43

Weighted-average shares of common stock outstanding—Basic and Diluted (Note 9)	36,152,390	24,830,200	13,091,544

Dividends declared per common share (Note 9)	$1.68	$1.74	$1.25

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollar amounts in thousands)

	For the years ended December 31,
	2016	2015	2014
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$59,621	$35,524	$14,260
Net realized gain (loss) on investments	(9,644)	1,164	72
Net change in unrealized appreciation (depreciation) on investments	19,832	(18,015)	(8,718)

Net increase (decrease) in net assets resulting from operations	69,809	18,673	5,614

Capital transactions:
Common stock issued	185,537	262,354	164,769
Reinvestment of dividends	279	131	34
Dividends declared (Note 12)	(63,214)	(47,689)	(18,162)

Net increase (decrease) in net assets resulting from capital share transactions	122,602	214,796	146,641

Net increase (decrease) in net assets	192,411	233,469	152,255

Net assets at beginning of year	571,726	338,257	186,002

Net assets at end of year	$764,137	$571,726	$338,257

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

	For the years ended December 31,
	2016	2015	2014
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$69,809	$18,673	$5,614
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of deferred financing costs	1,417	1,051	1,820
Net accretion of discount on investments	(5,605)	(3,035)	(1,108)
Net realized (gain) loss on investments	9,644	(1,164)	(72)
Net change in unrealized (appreciation) depreciation on investments	(19,832)	18,015	8,718
Cost of investments purchased and change in payable for investments purchased	(755,654)	(653,154)	(565,432)
Proceeds from sales and repayments of investments and change in receivable for investments sold	383,591	228,004	121,229
Changes in operating assets:
Interest receivable	(1,203)	1,233	(2,828)
Dividend receivable	(1,325)	—	—
Prepaid expenses and other assets	344	(229)	(117)
Changes in operating liabilities:
Due to Investment Adviser	26	148	25
Interest and credit facility fees payable	1,022	1,384	643
Base management and incentive fees payable	2,880	(1,042)	5,694
Administrative service fees payable	40	6	(40)
Other accrued expenses and liabilities	233	165	91

Net cash provided by (used in) operating activities	(314,613)	(389,945)	(425,763)

Cash flows from financing activities:
Proceeds from issuance of common stock	185,537	262,354	164,769
Borrowings on SPV Credit Facility and Credit Facility	566,351	402,200	420,023
Repayments of SPV Credit Facility and Credit Facility	(378,779)	(476,328)	(178,404)
Proceeds from issuance of 2015-1 Notes	—	273,000	—
Debt issuance costs paid	(643)	(2,648)	(2,029)
Dividends paid in cash	(61,201)	(35,550)	(11,852)

Net cash provided by (used in) financing activities	311,265	423,028	392,507

Net increase (decrease) in cash and cash equivalents	(3,348)	33,083	(33,256)
Cash and cash equivalents, beginning of year	41,837	8,754	42,010

Cash and cash equivalents, end of year	$38,489	$41,837	$8,754

Supplemental disclosures:
Offering expenses and debt issuance costs due	$—	$1	$—
Interest paid during the year	$15,267	$8,083	$2,882
Dividends declared during the year	$63,214	$47,689	$18,162
Reinvestment of dividends	$279	$131	$34
The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%)
Access CIG, LLC (2)(3)(4)(13)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,335	$18,222	$18,335	2.40%
Advanced Instruments, LLC (2)(3)(4)(5)(13)(15)	Healthcare & Pharmaceuticals	L + 5.25% (1.00% Floor)	10/31/2022	22,500	22,019	22,252	2.91
AF Borrower LLC (Accuvant) (2)(3)(4)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	16,113	15,923	16,113	2.11
Alpha Packaging Holdings, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,322	11,313	11,322	1.48
Anaren, Inc. (2)(3)(4)(13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,869	10,800	10,869	1.42
Audax AAMP Holdings, Inc. (2)(3)(4)(13)	Durable Consumer Goods	L + 6.00% (1.00% Floor)	6/24/2017	10,424	10,400	10,348	1.35
BAART Programs, Inc. (2)(4)(16)	Healthcare & Pharmaceuticals	L + 7.75% (0.00% Floor)	10/9/2021	7,406	7,355	7,534	0.99
Brooks Equipment Company, LLC (2)(3)(4)(13)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	6,694	6,657	6,683	0.87
Capstone Logistics Acquisition, Inc. (2)(3)(4)(13)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,478	19,337	19,212	2.51
Captive Resources Midco, LLC (2)(3)(4)(13)(15)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	29,050	28,683	29,009	3.80
Central Security Group, Inc. (2)(3)(4)(13)(16)	Consumer Services	L + 5.63% (1.00% Floor)	10/6/2020	28,658	28,300	28,557	3.74
CIP Revolution Holdings, LLC (2)(3)(5)(15)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	8/19/2021	16,500	16,325	16,585	2.17
Colony Hardware Corporation (2)(3)(4)(13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	17,038	16,806	17,038	2.23
Datapipe, Inc. (2)(3)(13)(16)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,666	9,764	1.28
Dent Wizard International Corporation (2)(3)(4)(13)(16)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,216	7,190	7,216	0.94
Derm Growth Partners III, LLC (Dermatology Associates) (2)(3)(4)(5)(13)(15)	Healthcare & Pharmaceuticals	L + 6.50% (1.00% Floor)	5/31/2022	32,929	32,393	32,958	4.31
Dimensional Dental Management, LLC (2)(3)(5)(12)(15)	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	2/12/2021	18,000	17,601	17,811	2.33
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2)(3)(5)(15)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2022	—	(60)	(30)	0.00
Direct Travel, Inc. (2)(3)(4)(5)(13)(15)	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	12/1/2021	12,842	12,420	12,712	1.66
EIP Merger Sub, LLC (Evolve IP) (2)(3)(5)(12)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	23,750	23,098	23,242	3.04
Emerging Markets Communications, LLC (2)(3)(4)(8)(13)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	17,730	16,299	17,730	2.32
EP Minerals, LLC (2)(3)(4)(13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,264	10,232	10,259	1.34
FCX Holdings Corp. (2)(3)(4)(13)(16)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	9,856	9,852	9,856	1.29
Genex Holdings, Inc. (2)(3)(13)(16)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,200	4,187	4,196	0.55
Global Software, LLC (2)(3)(4)(13)(16)	High Tech Industries	L + 5.50% (1.00% Floor)	5/2/2022	16,163	15,880	16,163	2.12
Green Energy Partners/Stonewall LLC (2)(3)(5)(13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,475	16,598	2.17
Green Plains II LLC (2)(3)(4)(5)(13)(15)	Beverage, Food & Tobacco	L + 7.00% (1.00% Floor)	10/03/2022	15,205	15,059	15,379	2.01
Hummel Station LLC (2)(3)(5)(13)(16)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	21,000	20,308	20,160	2.64
Imagine! Print Solutions, LLC (2)(3)(4)(13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	3/30/2022	18,461	18,213	18,603	2.43

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Imperial Bag & Paper Co. LLC (2)(3)(4)(13)(16)	Forest Products & Paper	L + 6.00% (1.00% Floor)	1/7/2022	$24,074	$23,752	$23,924	3.13%
Indra Holdings Corp. (Totes Isotoner) (2)(3)(5)(13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	14,224	14,130	10,553	1.38
International Medical Group, Inc. (2)(3)(5)(12)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	10/30/2020	30,000	29,505	30,237	3.96
Jackson Hewitt Inc. (2)(3)(4)(13)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	8,758	8,625	8,320	1.09
Metrogistics LLC (2)(3)(4)(5)(13)	Transportation: Cargo	L + 6.50% (1.00% Floor)	9/30/2022	15,200	14,986	15,094	1.98
MSX International, Inc. (2)(3)(4)(13)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	8,940	8,882	8,940	1.17
National Technical Systems, Inc. (2)(3)(4)(13)(15)	Aerospace & Defense	L + 6.25% (1.00% Floor)	6/12/2021	25,123	24,854	23,927	3.13
NES Global Talent Finance US LLC (United Kingdom) (2)(3)(4)(8)(13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	11,250	11,132	10,911	1.43
OnCourse Learning Corporation (2)(3)(4)(5)(13)(15)(16)	Consumer Services	L + 6.50% (1.00% Floor)	9/12/2021	26,141	25,770	26,220	3.43
Paradigm Acquisition Corp. (2)(3)(4)(13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	23,246	22,963	23,223	3.04
Pelican Products, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,643	7,654	7,593	0.99
Plano Molding Company, LLC (2)(3)(4)(5)(13)	Hotel, Gaming & Leisure	L + 7.00% (1.00% Floor)	5/12/2021	18,163	18,030	17,302	2.26
PPT Management Holdings, LLC (2)(3)(5)	Healthcare & Pharmaceuticals	L + 6.00% (1.00% Floor)	12/16/2022	22,500	22,288	22,426	2.93
Premier Senior Marketing, LLC (2)(3)(5)(16)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	3,741	3,690	3,741	0.49
Product Quest Manufacturing, LLC (2)(3)(4)(5)(12)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	27,565	25,838	3.38
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(4)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,798	10,739	8,101	1.06
PSC Industrial Holdings Corp (2)(3)(4)(13)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,760	11,679	11,290	1.48
PSI Services LLC (2)(3)(4)(5)(12)(16)	Business Services	L + 6.75% (1.00% Floor)	2/27/2021	32,705	32,022	34,784	4.56
PT Intermediate Holdings III, LLC (Parts Town) (2)(3)(4)(5)(13)(15)	Wholesale	L + 6.50% (1.00% Floor)	6/23/2022	17,417	17,215	17,563	2.30
QW Holding Corporation (Quala) (2)(3)(4)(5)(13)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	29,925	29,084	30,009	3.93
Reliant Pro Rehab, LLC (2)(3)(5)(12)	Healthcare & Pharmaceuticals	L + 10.00% (1.00% Floor)	12/29/2017	22,331	22,024	22,331	2.92
SolAero Technologies Corp. (2)(3)(4)(5)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	19,677	19,541	18,901	2.47
Superior Health Linens, LLC (2)(3)(4)(5)(13)(15)	Business Services	L + 6.50% (1.00% Floor)	9/30/2021	19,206	18,891	19,068	2.50
T2 Systems, Inc. (2)(3)(4)(5)(13)(15)(16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	22,950	22,333	23,208	3.04
T2 Systems Canada, Inc. (2)(3)(5)(16)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	4,050	3,952	4,090	0.54

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (80.09%) (continued)
Teaching Strategies, LLC (2)(3)(4)(13)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	$13,369	$13,333	$13,369	1.75%
The Hilb Group, LLC (2)(3)(5)(12)(15)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	6/24/2021	29,682	29,113	29,826	3.90
The SI Organization, Inc. (2)(3)(4)(13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,574	8,527	8,676	1.15
The Topps Company, Inc. (2)(3)(4)(13)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2020	18,707	18,629	18,795	2.46
TruckPro, LLC (2)(3)(4)(13)(16)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,292	9,267	9,262	1.21
Tweddle Group, Inc. (2)(3)(4)(13)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	10/24/2022	16,200	15,885	16,114	2.11
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2)(3)(5)(10)(13)	Business Services	L + 6.00% (1.00% Floor)	9/30/2019	18,719	18,571	7,628	1.00
U.S. Farathane, LLC (2)(3)(4)(13)	Automotive	L + 4.75% (1.00% Floor)	12/23/2021	1,925	1,895	1,925	0.25
U.S. TelePacific Holdings Corp. (2)(3)(5)	Telecommunications	L + 8.50% (1.00% Floor)	2/24/2021	30,000	29,149	29,853	3.91
Vetcor Professional Practices, LLC (2)(3)(4)(5)(13)(15)	Consumer Services	L + 6.25% (1.00% Floor)	4/20/2021	25,001	24,623	25,164	3.29
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2)(3)(4)(8)(13)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	10,065	10,012	10,058	1.32
Vistage Worldwide, Inc. (2)(3)(4)(13)(16)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	28,757	28,524	28,688	3.75
Vitera Healthcare Solutions, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	9,104	9,050	9,078	1.19
Winchester Electronics Corporation (2)(3)(4)(5)(13)(15)	Capital Equipment	L + 6.50% (1.00% Floor)	6/30/2022	27,367	26,959	27,460	3.59
Zest Holdings, LLC (2)(3)(4)(13)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	9,530	9,530	9,584	1.25

First Lien Debt Total					$1,145,326	$1,139,548	149.13%

Second Lien Debt (12.08%)
AF Borrower LLC (Accuvant) (2)(3)(5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$8,000	$7,934	$8,000	1.05%
AIM Group USA Inc. (2)(3)(5)(13)	Aerospace & Defense	L + 9.00% (1.00% Floor)	8/2/2022	23,000	22,701	23,196	3.04
AmeriLife Group, LLC (2)(3)(5)	Banking, Finance, Insurance &Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,656	19,208	2.51
Argon Medical Devices, Inc. (2)(3)(4)(5)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	23,363	24,233	3.17
Berlin Packaging L.L.C. (2)(3)(5)(13)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	2,927	2,910	2,953	0.39
Charter NEX US Holdings, Inc. (2)(3)(5)(13)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	7,394	7,303	7,468	0.98
Confie Seguros Holding II Co. (2)(3)(5)(16)	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,921	11,918	1.56
Drew Marine Group Inc. (2)(3)(4)(5)(13)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,481	12,333	1.61

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (12.08%) (continued)
Genex Holdings, Inc. (2)(3)(5)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	$7,990	$7,915	$7,978	1.04%
Institutional Shareholder Services Inc. (2)(3)(5)(13)	Banking, Finance, Insurance & Real Estate	L + 8.50% (1.00% Floor)	4/29/2022	12,500	12,408	12,359	1.62
Jazz Acquisition, Inc. (Wencor) (2)(3)(5)(13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	6,677	5,572	0.73
MRI Software, LLC (2)(3)(5)	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,110	11,265	1.47
Power Stop, LLC (5)(9)	Automotive	11.00%	5/29/2022	10,000	9,831	9,863	1.29
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,960	1,682	0.22
Vitera Healthcare Solutions, LLC (2)(3)(4)	Healthcare & Pharmaceuticals	L + 8.25% (1.00% Floor)	11/4/2021	2,000	1,979	1,945	0.26
Watchfire Enterprises, Inc. (2)(3)(5)(13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,932	6,976	0.91
Zywave, Inc. (2)(3)(5)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	4,950	4,879	4,915	0.64

Second Lien Debt Total					$172,960	$171,864	22.49%

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (0.37%) (5)(8)(11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$6,739	$2,761	0.36%
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	—	10	0.00
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	63	5	0.00
Nautique Funding Ltd., Income Notes	Structured Finance	4/15/2020	5,000	2,437	2,440	0.32

Structured Finance Obligations Total				$9,239	$5,216	0.68%

Investments—non-controlled/non-affiliated (1)	Industry	Shares/ Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.46%) (5)
CIP Revolution Investments, LLC	Media: Advertising, Printing & Publishing	30,000	$300	$352	0.05%
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	1,000,000	1,000	976	0.13
GS Holdco LLC (Global Software, LLC)	High Tech Industries	1,000,000	1,001	1,126	0.15
Power Stop Intermediate Holdings, LLC	Automotive	7,150	715	1,208	0.16
T2 Systems Parent Corporation	Transportation: Consumer	555,556	556	584	0.07
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate	1,500,000	1,499	2,228	0.29

Equity Investments Total			$5,071	$6,474	0.85%

Total investments—non-controlled/non-affiliated			$1,332,596	$1,323,102	173.15%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—controlled/affiliated	Industry	Interest Rate (2)	Maturity Date	Par Amount/ LLC Interest	Cost	Fair Value (7)	Percentage of Net Assets
Investment Fund (7.00%) (8)
Middle Market Credit Fund, LLC, Mezzanine Loan (2)(5)(9)(14)	Investment Fund	L + 9.50%	6/24/2017	$62,384	$62,384	$62,384	8.16%
Middle Market Credit Fund, LLC, Subordinated Loan and Member’s Interest (5)(14)	Investment Fund	0.001	3/1/2021	35,000	35,001	37,273	4.88

Investment Fund Total					$97,385	$99,657	13.04%

Total investments—controlled/affiliated					$97,385	$99,657	13.04%

Total investments					$1,429,981	$1,422,759	186.19%

(1)	Unless otherwise indicated, issuers of debt and equity investments held by TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”), the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2016, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2016, the Company is not an “affiliated person” of any of these portfolio companies.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan, the Company has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 16 below.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by the Company’s wholly owned subsidiary, TCG BDC SPV LLC (the “SPV”). The SPV has entered into a senior secured revolving credit facility (as amended, the “SPV Credit Facility”). The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”), a wholly owned and consolidated subsidiary of the Company.
(5)	Denotes that all or a portion of the assets are owned by the Company. The Company has entered into a senior secured revolving credit facility (as amended, the “Credit Facility”). The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or the 2015-1 Issuer.
(6)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche collateralized loan obligation (“CLO”) fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

(7)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.
(8)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.
(10)	Loan was on non-accrual status as of December 31, 2016.
(11)	As of December 31, 2016, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.
(12)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: Dimensional Dental Management, LLC (4.54%), EIP Merger Sub, LLC (Evolve IP) (3.84%), International Medical Group, Inc. (4.64%), Product Quest Manufacturing, LLC (3.54%), PSI Services LLC (4.40%), Reliant Pro Rehab, LLC (nil) and The Hilb Group, LLC (3.96%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(13)	Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

(14)	Under the Investment Company Act, the Company is deemed to be an “affiliated person” of and “control” this investment fund because the Company owns more than 25% of the investment fund’s outstanding voting securities and/or has the power to exercise control over management or policies of such investment fund. See Note 5, Middle Market Credit Fund, LLC, for more details.
(15)	As of December 31, 2016, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

Investments—non controlled/non-affiliated	Type	Unused Fee	Par/ Principal Amount	Fair Value
First Lien Debt—unfunded delayed draw and revolving term loans commitments
Advanced Instruments, LLC	Revolver	0.50%	$2,500	$(25)
Captive Resources Midco, LLC	Revolver	0.50%	1,875	(2)
Captive Resources Midco, LLC	Delayed Draw	1.25%	3,125	(4)
CIP Revolution Holdings, LLC	Revolver	0.50%	1,331	6
CIP Revolution Holdings, LLC	Delayed Draw	0.75%	1,331	6
Derm Growth Partners III, LLC (Dermatology Associates)	Revolver	0.50%	1,672	1
Derm Growth Partners III, LLC (Dermatology Associates)	Delayed Draw	1.00%	5,247	4
Dimensional Dental Management, LLC	Delayed Draw	1.00%	2,507	(23)
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)	Revolver	0.50%	4,750	(30)
Direct Travel, Inc.	Delayed Draw	1.00%	9,658	(56)
Green Plains II LLC	Revolver	0.50%	1,352	14
National Technical Systems, Inc.	Revolver	0.50%	2,031	(102)
National Technical Systems, Inc.	Delayed Draw	1.00%	4,469	(165)
OnCourse Learning Corporation	Revolver	0.50%	859	2
PT Intermediate Holdings III, LLC (Parts Town)	Revolver	0.50%	2,025	15
Superior Health Linens, LLC	Revolver	0.50%	2,735	(17)
T2 Systems, Inc.	Revolver	0.50%	2,933	29
The Hilb Group, LLC	Delayed Draw	1.00%	3,810	16
Vetcor Professional Practices, LLC	Delayed Draw	1.00%	3,057	18
Winchester Electronics Corporation	Delayed Draw	1.00%	2,500	8

Total unfunded commitments			$59,767	$(305)

(16)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2016

(dollar amounts in thousands)

As of December 31, 2016, investments at fair value consisted of the following:

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$1,145,326	$1,139,548	80.09%
Second Lien Debt	172,960	171,864	12.08
Structured Finance Obligations	9,239	5,216	0.37
Equity Investments	5,071	6,474	0.46
Investment Fund	97,385	99,657	7.00

Total	$1,429,981	$1,422,759	100.00%

Type—% of Fair Value of First and Second Lien Debt	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$1,308,455	$1,301,549	99.25%
Fixed Rate	9,831	9,863	0.75

Total	$1,318,286	$1,311,412	100.00%

The industrial composition of investments at fair value as of December 31, 2016 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$62,759	$61,371	4.31%
Automotive	37,780	38,414	2.7
Banking, Finance, Insurance & Real Estate	148,577	150,700	10.59
Beverage, Food & Tobacco	15,059	15,379	1.08
Business Services	149,205	141,784	9.97
Capital Equipment	36,811	37,316	2.62
Chemicals, Plastics & Rubber	19,784	19,801	1.39
Construction & Building	23,403	23,691	1.67
Consumer Services	78,693	79,941	5.62
Containers, Packaging & Glass	49,442	47,706	3.35
Durable Consumer Goods	19,930	19,932	1.04
Energy: Electricity	36,783	36,758	2.59
Energy: Oil & Gas	11,132	10,911	0.77
Environmental Industries	40,763	41,299	2.90
Forest Products & Paper	23,752	23,924	1.68
Healthcare & Pharmaceuticals	159,072	161,544	11.36
High Tech Industries	45,617	46,317	3.26
Hotel, Gaming & Leisure	30,450	30,014	2.11
Investment Fund	97,385	99,657	7.00
Media: Advertising, Printing & Publishing	70,988	71,999	5.06
Metals & Mining	10,232	10,259	0.72
Non-durable Consumer Goods	32,759	29,348	2.06
Retail	8,625	8,320	0.58
Software	11,110	11,265	0.79
Structured Finance	9,239	5,216	0.37

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Industry	Amortized Cost	Fair Value	% of Fair Value
Telecommunications	$108,553	$110,359	7.76%
Transportation: Cargo	34,323	34,306	2.41
Transportation: Consumer	26,841	27,882	1.96
Wholesale	30,914	27,346	1.92

Total	$1,429,981	$1,422,759	100.00%

The geographical composition of investments at fair value as of December 31, 2016 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$9,239	$5,216	0.37%
United Kingdom	21,144	20,969	1.47
United States	1,399,598	1,396,574	98.16

Total	$1,429,981	$1,422,759	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (75.53%)
Access CIG, LLC (2)(3)(4)(13)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$18,522	$18,388	$18,291	3.20%
AF Borrower LLC (Accuvant) (2)(3)(5)(13)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	16,277	16,055	15,829	2.77
Alpha Packaging Holdings, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	11,409	11,398	11,180	1.96

Anaren, Inc. (2)(3)(4)(13)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	10,981	10,898	10,759	1.88
APX Group, Inc. (5)(8)	Consumer Services	6.38%	12/1/2019	10,000	9,749	9,575	1.67
Audax AAMP Holdings, Inc. (2)(3)(4)(13)	Durable Consumer Goods	L + 5.50% (1.00% Floor)	6/24/2017	11,025	10,954	10,885	1.90
BAART Programs, Inc. (2)(4)(15)	Healthcare & Pharmaceuticals	L + 8.07% (0.00% Floor)	10/9/2021	7,481	7,422	7,556	1.32
Blue Bird Body Company (2)(3)(4)(8)(13)	Transportation: Consumer	L + 5.50% (1.00% Floor)	6/26/2020	9,491	9,110	9,361	1.64
Brooks Equipment Company, LLC (2)(3)(4)(13)	Construction & Building	L + 5.35% (1.00% Floor)	8/29/2020	7,209	7,160	7,097	1.24
Capstone Logistics Acquisition, Inc. (2)(3)(4)(13)(15)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	19,750	19,582	19,134	3.35
Captive Resources Midco, LLC (2)(3)(4)(14)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	29,350	28,890	28,900	5.05
Castle Management Borrower LLC (Highgate Hotels L.P.) (2)(3)(4)(13)	Hotel, Gaming & Leisure	L + 4.50% (1.00% Floor)	9/18/2020	9,878	9,807	9,535	1.67
Central Security Group, Inc. (2)(3)(4)(13)	Consumer Services	L + 5.25% (1.00% Floor)	10/6/2020	24,750	24,444	23,884	4.18
Colony Hardware Corporation (2)(3)(5)(13)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	13,000	12,787	12,861	2.25
CRCI Holdings Inc. (CLEAResult Consulting, Inc.) (2)(3)(4)(13)(15)	Utilities: Electric	L + 4.25% (1.00% Floor)	7/10/2019	5,910	5,892	5,704	1.00
Dent Wizard International Corporation (2)(3)(4)(13)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	7,809	7,775	7,591	1.33
Emerging Markets Communications, LLC (2)(3)(4)(13)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	17,910	16,225	16,882	2.95
EP Minerals, LLC (2)(3)(4)(13)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	10,369	10,329	10,168	1.78
FCX Holdings Corp. (2)(3)(4)(13)(15)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	10,047	10,041	9,862	1.72
Genex Holdings, Inc. (2)(3)(13)(15)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	4,243	4,227	4,164	0.73
Green Energy Partners/Stonewall LLC (2)(3)(5)(13)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	16,600	16,456	16,354	2.86
Hummel Station LLC (2)(3)(5)(15)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	21,000	20,174	20,553	3.59
Indra Holdings Corp. (Totes Isotoner) (2)(3)(5)(13)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	14,285	14,173	13,818	2.42
International Medical Group, Inc. (2)(3)(5)(12)	Banking, Finance, Insurance & Real Estate	L + 4.75% (1.00% Floor)	10/30/2020	30,000	29,415	30,276	5.30
Jackson Hewitt Inc. (2)(3)(4)(13)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	14,800	14,526	14,600	2.55
Language Line, LLC (2)(3)(4)(13)(15)	Telecommunications	L + 5.50% (1.00% Floor)	7/7/2021	23,896	23,675	23,697	4.14
Ministry Brands, LLC (2)(3)(5)(10)(14)	High Tech Industries	L + 7.00% (1.00% Floor)	11/20/2021	936	926	901	0.16
Ministry Brands, LLC (2)(3)(5)(12)(14)	High Tech Industries	L + 7.00% (1.00% Floor)	11/20/2021	17,471	17,190	17,371	3.04
MSX International, Inc. (2)(3)(4)(13)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	9,499	9,424	9,218	1.61
National Technical Systems, Inc. (2)(3)(4)(5)(13)(14)	Aerospace & Defense	L + 6.00% (1.00% Floor)	6/12/2021	25,935	25,609	24,919	4.36
NES Global Talent Finance US LLC (United Kingdom) (2)(3)(4)(8)(13)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	11,875	11,715	11,327	1.98

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (75.53%) (continued)
Paradigm Acquisition Corp. (2)(3)(5)(13)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	$23,482	$23,154	$22,984	4.02%
Pelican Products, Inc. (2)(3)(4)(13)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	7,817	7,832	7,444	1.30
Plano Molding Company, LLC (2)(3)(5)(13)	Hotel, Gaming & Leisure	L + 6.00% (1.00% Floor)	5/12/2021	22,487	22,294	21,779	3.81
Product Quest Manufacturing, LLC (2)(3)(4)(5)(12)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	28,000	27,477	27,810	4.86
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(4)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	10,911	10,836	9,736	1.70
PSC Industrial Holdings Corp (2)(3)(4)(13)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	11,880	11,782	11,622	2.03
PSI Services LLC (2)(3)(4)(5)(12)	Business Services	L + 7.00% (1.00% Floor)	2/27/2021	23,471	22,885	23,933	4.19
SolAero Technologies Corp. (2)(3)(4)(15)	Telecommunications	L + 4.75% (1.00% Floor)	12/10/2020	10,827	10,744	10,511	1.84
SolAero Technologies Corp. (2)(3)(13)(15)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	9,104	9,023	8,887	1.55
Synarc-Biocore Holdings, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 4.50% (1.00% Floor)	3/10/2021	13,264	13,162	12,599	2.20
Systems Maintenance Services Holding, Inc. (2)(3)(13)	High Tech Industries	L + 4.00% (1.00% Floor)	10/18/2019	2,193	2,187	2,155	0.38
TASC, Inc. (2)(3)(4)(8)(13)	Aerospace & Defense	L + 6.00% (1.00% Floor)	5/23/2020	18,351	17,713	17,916	3.13
Teaching Strategies, LLC (2)(3)(4)(13)(15)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	13,953	13,904	13,844	2.42
The Hilb Group, LLC (2)(3)(5)(12)(13)(14)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/24/2021	23,458	22,850	23,555	4.12
The Hygenic Corporation (Performance Health) (2)(3)(4)(13)(15)	Non-durable Consumer Goods	L + 5.00% (1.00% Floor)	10/11/2020	15,920	15,721	15,368	2.69
The SI Organization, Inc. (2)(3)(4)(13)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	8,778	8,716	8,724	1.53
The Topps Company, Inc. (2)(3)(4)(13)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2018	11,395	11,326	11,395	1.99
TruckPro, LLC (2)(3)(4)(13)(15)	Automotive	L + 5.00% (1.00% Floor)	8/6/2018	9,683	9,648	9,546	1.67
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2)(3)(4)(13)	Business Services	L + 5.75% (1.00% Floor)	9/30/2019	19,094	18,901	16,904	2.96
U.S. Farathane, LLC (2)(3)(4)(13)	Automotive	L + 5.75% (1.00% Floor)	12/23/2021	15,818	15,535	15,586	2.73
Vetcor Professional Practices, LLC (2)(3)(4)(5)(13)(14)	Consumer Services	L + 6.00% (1.00% Floor)	4/20/2021	11,085	10,983	11,034	1.93
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2)(3)(4)(8)(13)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	11,252	11,176	11,241	1.97
Vistage Worldwide, Inc. (2)(3)(4)(13)(15)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	29,813	29,529	29,505	5.16
Vitera Healthcare Solutions, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	9,437	9,369	9,107	1.59
Zest Holdings, LLC (2)(3)(4)(13)	Durable Consumer Goods	L + 4.00% (1.00% Floor)	8/16/2020	9,694	9,694	9,597	1.69

First Lien Debt Total					$800,857	$795,034	139.06%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (19.98%)
AF Borrower LLC (Accuvant) (2)(3)(5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$8,000	$7,927	$7,666	1.34%
Allied Security Holdings LLC (2)(3)(5)(13)	Business Services	L + 7.00% (1.00% Floor)	8/13/2021	8,000	7,948	7,460	1.30
AmeriLife Group, LLC (2)(3)(5)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	20,000	19,619	19,598	3.44
Argon Medical Devices, Inc. (2)(3)(4)(5)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	24,000	23,294	23,354	4.09
Berlin Packaging L.L.C. (2)(3)(5)(13)(15)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	9,200	9,139	8,694	1.52
Charter NEX US Holdings, Inc. (2)(3)(5)(13)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	10,000	9,864	9,459	1.65
Confie Seguros Holding II Co. (2)(3)(5)(15)	Banking, Finance, Insurance & Real Estate	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,896	11,820	2.07
Creganna Finance (US) LLC (Ireland) (2)(3)(5)(8)	Healthcare & Pharmaceuticals	L + 8.00% (1.00% Floor)	6/1/2022	9,900	9,814	9,740	1.70
DiversiTech Corporation (2)(3)(5)(13)	Capital Equipment	L + 8.00% (1.00% Floor)	11/19/2022	8,400	8,294	8,131	1.42
Drew Marine Group Inc. (2)(3)(4)(5)	Chemicals, Plastics & Rubber	L + 7.00% (1.00% Floor)	5/19/2021	12,500	12,478	11,743	2.05
Genex Holdings, Inc. (2)(3)(5)(15)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	7,990	7,906	7,390	1.29
Genoa, a QoL Healthcare Company, LLC (2)(3)(5)(13)	Retail	L + 7.75% (1.00% Floor)	4/28/2023	9,900	9,807	9,523	1.67
Institutional Shareholder Services Inc. (2)(3)(5)(13)	Banking, Finance, Insurance & Real Estate	L + 7.50% (1.00% Floor)	4/30/2022	12,500	12,397	12,014	2.10
Jazz Acquisition, Inc. (Wencor) (2)(3)(5)(13)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	6,700	6,674	5,759	1.01
Landslide Holdings, Inc. (LANDesk Software) (2)(3)(13)	Software	L + 7.25% (1.00% Floor)	2/25/2021	3,500	3,480	3,113	0.54
MRI Software, LLC (2)(3)(5)(15)	Software	L + 8.00% (1.00% Floor)	6/23/2022	11,250	11,093	10,890	1.91
Phillips-Medisize Corporation (2)(3)(5)(13)	Chemicals, Plastics & Rubber	L + 7.25% (1.00% Floor)	6/16/2022	5,000	4,958	4,700	0.82
Power Stop, LLC (5)(9)	Automotive	11.00%	5/29/2022	10,000	9,811	10,080	1.76
Prime Security Services Borrower, LLC (Protection One, Inc.) (2)(3)(5)	Consumer Services	L + 8.75% (1.00% Floor)	7/1/2022	6,700	6,607	6,271	1.10
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2)(3)(5)	Wholesale	L + 8.50% (1.00% Floor)	7/28/2020	3,000	2,953	2,493	0.44
Systems Maintenance Services Holding, Inc. (2)(3)(4)	High Tech Industries	L + 8.25% (1.00% Floor)	10/18/2020	6,000	5,959	5,860	1.02
TASC, Inc. (5)(8)	Aerospace & Defense	12.00%	5/21/2021	6,000	5,891	6,075	1.06
Vitera Healthcare Solutions, LLC (2)(3)(4)(13)	Healthcare & Pharmaceuticals	L + 8.25% (1.00% Floor)	11/4/2021	2,000	1,976	1,784	0.31
Watchfire Enterprises, Inc. (2)(3)(5)(13)	Media: Advertising, Printing & Publishing	L + 8.00% (1.00% Floor)	10/2/2021	7,000	6,923	6,779	1.19

Second Lien Debt Total					$216,708	$210,396	36.80%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non-affiliated (1)	Industry	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Structured Finance Obligations (4.26%) (5)(8)(11)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance	5/8/2020	$11,750	$8,079	$3,347	0.59%
AIMCO CLO, Series 2014-A, Class F, 5.47% (2)	Structured Finance	7/20/2026	2,700	2,369	1,701	0.30
AIMCO CLO, Series 2014-A, Subordinated Notes	Structured Finance	7/20/2026	11,500	8,369	5,779	1.00
Ares XXVIII CLO Ltd., Subordinated Notes	Structured Finance	10/17/2024	7,000	4,416	3,255	0.57
Babson CLO Ltd. 2005-I, Subordinated Notes	Structured Finance	4/15/2019	7,632	333	86	0.02
CIFC Funding 2007-III, Ltd., Income Notes	Structured Finance	7/26/2021	6,500	2,902	2,453	0.43
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance	12/6/2017	5,750	—	11	0.00
Flagship VII Limited, Subordinated Notes	Structured Finance	1/20/2026	7,000	4,781	3,184	0.56
ING IM CLO 2012-1 LLC, Preferred Shares	Structured Finance	3/14/2022	7,610	4,637	3,789	0.66
ING IM CLO 2012-1 LLC, Subordinated Notes	Structured Finance	3/14/2022	2,500	1,523	1,245	0.22
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance	7/20/2019	4,500	1,112	923	0.16
Nautique Funding Ltd., Income Notes	Structured Finance	4/15/2020	5,000	2,760	2,275	0.40
Steele Creek CLO 2014-I, LLC, Subordinated Notes	Structured Finance	8/21/2026	18,000	13,453	12,241	2.14
Venture VI CDO Limited, Preference Shares	Structured Finance	8/3/2020	7,000	3,488	3,203	0.56
Westwood CDO I, Ltd., Subordinated Notes	Structured Finance	3/25/2021	4,000	1,718	1,320	0.23

Structured Finance Obligations Total				$59,940	$44,812	7.84%

Investments—non-controlled/non-affiliated (1)	Industry		Units	Cost	Fair Value (7)	Percentage of Net Assets
Equity Investments (0.23%) (5)
Power Stop Intermediate Holdings, LLC	Automotive		7,150	$715	$788	0.14%
THG Acquisition, LLC (The Hilb Group, LLC)	Banking, Finance, Insurance & Real Estate		1,500,000	1,500	1,636	0.28

Equity Investments Total				$2,215	$2,424	0.42%

Total Investments—non-controlled/non-affiliated				$1,079,720	$1,052,666	184.12%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

(1)	Unless otherwise indicated, issuers of debt and equity investments held by the Company are domiciled in the United States and issuers of structured finance obligations are domiciled in the Cayman Islands. Under the Investment Company Act, the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2015, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2015, the Company is not an “affiliated person” of any of these portfolio companies.
(2)	Variable rate loans to the portfolio companies and variable rate notes of structured finance obligations bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan and note, the Company has provided the interest rate in effect as of December 31, 2015. As of December 31, 2015, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 0.61%, except for those loans as indicated in Note 15 below.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by the SPV. The SPV has entered into the SPV Credit Facility. The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the Company or the 2015-1 Issuer.
(5)	Denotes that all or a portion of the assets are owned by the Company. The Company has entered into the Credit Facility. The lenders of the Credit Facility have a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 6, Borrowings). Accordingly, such assets are not available to creditors of the SPV or the 2015-1 Issuer.
(6)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche CLO fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.
(7)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.
(8)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company.
(10)	The Company receives less than the stated interest rate of this loan as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(11)	As of December 31, 2015, the Company has a greater than 25% but less than 50% equity or subordinated notes ownership interest in certain structured finance obligations. These investments have governing documents that preclude the Company from controlling management of the entity and therefore the Company has determined that the issuer of the investment is not a controlled affiliate or a non-controlled affiliate because the investments are not “voting securities”.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

(12)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(13)	Denotes that all or a portion of the assets are owned by the 2015-1 Issuer and secure the notes issued in connection with a $400 million term debt securitization completed by the Company on June 26, 2015 (see Note 7, 2015-1 Notes). Accordingly, such assets are not available to the creditors of the SPV or the Company.
(14)	As of December 31, 2015, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt—unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Captive Resources Midco, LLC	Revolver	0.50%	$1,875	$(25)
Captive Resources Midco, LLC	Delayed Draw	1.25%	3,125	(41)
Ministry Brands, LLC (First Lien/First Out)	Delayed Draw	1.00%	64	(2)
Ministry Brands, LLC (First Lien/Last Out)	Delayed Draw	1.00%	1,530	(8)
National Technical Systems, Inc.	Revolver	0.50%	2,031	(79)
National Technical Systems, Inc.	Delayed Draw	1.00%	4,469	(138)
The Hilb Group, LLC	Delayed Draw	1.00%	10,034	29
Vetcor Professional Practices, LLC	Delayed Draw	1.00%	1,473	(6)

Total unfunded commitments			$24,601	$(270)

(15)	As of December 31, 2015, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.43%.

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

As of December 31, 2015, investments at fair value consisted of the following:

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$800,857	$795,034	75.53%
Second Lien Debt	216,708	210,396	19.98
Structured Finance Obligations	59,940	44,812	4.26
Equity Investments	2,215	2,424	0.23

Total	$1,079,720	$1,052,666	100.00%

Type—% of Fair Value of First and Second Lien Debt	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$992,114	$979,700	97.44%
Fixed Rate	25,451	25,730	2.56

Total	$1,017,565	$1,005,430	100.00%

The industrial composition of investments at fair value as of December 31, 2015 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$64,603	$63,393	6.02%
Automotive	52,908	52,809	5.02
Banking, Finance, Insurance & Real Estate	138,700	139,353	13.24
Business Services	131,981	130,318	12.38
Capital Equipment	18,335	17,993	1.71
Chemicals, Plastics & Rubber	27,300	25,902	2.46
Construction & Building	19,947	19,958	1.90
Consumer Services	51,783	50,764	4.82
Containers, Packaging & Glass	55,846	55,128	5.24
Durable Consumer Goods	20,648	20,482	1.94
Energy: Electricity	36,630	36,907	3.51
Energy: Oil & Gas	11,715	11,327	1.08
Environmental Industries	11,782	11,622	1.10
Healthcare & Pharmaceuticals	65,037	64,140	6.09
High Tech Industries	50,244	49,782	4.73
Hotel, Gaming & Leisure	32,101	31,314	2.97
Media: Advertising, Printing & Publishing	20,827	20,623	1.96
Metals & Mining	10,329	10,168	0.97
Non-durable Consumer Goods	41,220	40,581	3.85
Retail	24,333	24,123	2.29
Software	14,573	14,003	1.33
Structured Finance	59,940	44,812	4.26
Telecommunications	70,565	70,736	6.72
Transportation: Cargo	19,582	19,134	1.82
Transportation: Consumer	9,110	9,361	0.89
Utilities: Electric	5,892	5,704	0.54
Wholesale	13,789	12,229	1.16

Total	$1,079,720	$1,052,666	100.00%

TCG BDC, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

The geographical composition of investments at fair value as of December 31, 2015 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Cayman Islands	$59,940	$44,812	4.26%
Ireland	9,814	9,740	0.93
United Kingdom	22,891	22,568	2.14
United States	987,075	975,546	92.67

Total	$1,079,720	$1,052,666	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

TCG BDC, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2016

(dollar amounts in thousands, except per share data)

1. ORGANIZATION

TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) is a Maryland corporation formed on February 8, 2012, and structured as an externally managed, non-diversified closed-end investment company. The Company is managed by its investment adviser, Carlyle GMS Investment Management L.L.C. (“CGMSIM” or “Investment Adviser”), a wholly owned subsidiary of The Carlyle Group L.P. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, the Company has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

The Company’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which the Company defines as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Company believes is a useful proxy for cash flow. The Company seeks to achieve its investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), with the balance of our assets invested in higher yielding investments (which may include unsecured debt, mezzanine debt and investments in equities). The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms. Depending on market conditions, the Company expects that between 70% and 80% of the value of its assets will be invested in Middle Market Senior Loans. The Company expects that the composition of its portfolio will change over time given the Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which the Company is operating.

On May 2, 2013, the Company completed its initial closing of capital commitments (the “Initial Closing”) and subsequently commenced substantial investment operations. If the Company has not consummated an initial public offering of its common stock that results in an unaffiliated public float of at least 15% of the aggregate capital commitments received prior to the date of such initial public offering (a “Qualified IPO”) by May 2, 2018, then the Board of Directors of the Company (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve.

The Company is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. The Company will remain an emerging growth company for up to five years following an initial public offering, although if the market value of the common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time, the Company would cease to be an emerging growth company as of the following December 31.

The Company is externally managed by the Investment Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle GMS Finance Administration L.L.C. (the “Administrator”) provides the administrative services necessary for the Company to operate. Both the Investment Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of The Carlyle Group L.P. “Carlyle” refers to The Carlyle Group L.P. and its affiliates and its consolidated subsidiaries (other than portfolio companies of its affiliated funds), a global alternative asset manager publicly traded on NASDAQ Global Select Market under the symbol “CG”. Refer to the sec.gov website for further information on Carlyle.

Effective March 15, 2017, the Company changed its name from “Carlyle GMS Finance, Inc.” to “TCG BDC, Inc.”

TCG BDC SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on January 3, 2013. The SPV invests in first and second lien senior secured loans. The SPV is a wholly owned subsidiary of the Company and is consolidated in these consolidated financial statements commencing from the date of its formation, January 3, 2013. Effective March 15, 2017, the SPV changed its name from “Carlyle GMS Finance SPV LLC” to “TCG BDC SPV LLC”.

On June 26, 2015, the Company completed a $400 million term debt securitization (the “2015-1 Debt Securitization”). The notes offered in the 2015-1 Debt Securitization (the “2015-1 Notes”) were issued by Carlyle GMS Finance MM CLO 2015-1 LLC (the “2015-1 Issuer”), a wholly owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. Refer to Note 7 for details. The 2015-1 Issuer is consolidated in these consolidated financial statements commencing from the date of its formation, May 8, 2015.

On February 29, 2016, the Company and Credit Partners USA LLC (“Credit Partners”) entered into an amended and restated limited liability company agreement, which was subsequently amended on June 24, 2016 (as amended, the “Limited Liability Company Agreement”) to co-manage Middle Market Credit Fund, LLC (“Credit Fund”). Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Refer to Note 5, Middle Market Credit Fund, LLC, for details.

As a BDC, the Company is required to comply with certain regulatory requirements. As part of these requirements, the Company must not acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets (with certain limited exceptions).

To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Company generally does not have to pay corporate level taxes on any income that it distributes to stockholders, provided that the Company satisfies those requirements.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“US GAAP”). The Company is an investment company for the purposes of accounting and financial reporting in accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”): Amendments to the Scope, Measurement and Disclosure Requirements. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, the SPV and the 2015-1 Issuer. All significant intercompany balances and transactions have been eliminated. US GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.

The annual financial statements have been prepared in accordance with US GAAP for annual financial information and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the years presented have been included.

Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Company’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.

Investments

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statements of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.

Cash and cash equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g. money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. The Company’s cash and cash equivalents are held with two large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.

Revenue Recognition

Interest from Investments and Realized Gain/Loss on Investments

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.

The Company may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2016 and 2015 and for the years then ended, no loans in the portfolio contained PIK provisions.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds, which are included in “structured finance obligations”, is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification (“ASC”) 325-40, Beneficial Interests in Securitized Financials Assets. The Company monitors the expected cash inflows from its CLO equity investments, including the expected residual payments and the effective yield is determined and updated at least quarterly. In estimating these cash flows, there are a number of assumptions that are subject to uncertainties, including the amount and timing of principal payments which are impacted by prepayments, repurchases, defaults, delinquencies and liquidations of or within the CLO funds. These uncertainties are difficult to predict and are subject to future events that could have impacted the Company’s estimates if the information was known at the time. As a result, actual results may differ significantly from these estimates.

Other Income

Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with the Company’s investment activities as well as any fees for managerial assistance services rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. The Company may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statements of Assets and Liabilities. For the years ended December 31, 2016, 2015 and 2014, the Company earned $6,635, $834 and $244, respectively, in other income, primarily from syndication and prepayment fees.

Non-Accrual Income

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2016, fair value of the loan on non-accrual status was $7,628, which represents approximately 0.5% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of December 31, 2016 and for the year then ended. As of December 31, 2015, no loans in the portfolio were on non-accrual status.

SPV Credit Facility, Credit Facility and 2015-1 Notes Related Costs, Expenses and Deferred Financing Costs (See Note 6, Borrowings, and Note 7, 2015-1 Notes)

Interest expense and unused commitment fees on the SPV Credit Facility and Credit Facility are recorded on an accrual basis. Unused commitment fees are included in credit facility fees in the accompanying Consolidated Statements of Operations.

The SPV Credit Facility and Credit Facility are recorded at carrying value, which approximates fair value.

Deferred financing costs include capitalized expenses related to the closing or amendments of the SPV Credit Facility and Credit Facility. Amortization of deferred financing costs for each credit facility is computed on the straight-line basis over the respective term of each credit facility, except for a portion that was accelerated in connection with the amendment of the SPV Credit Facility as described in Note 6. The unamortized balance of such costs is included in deferred financing costs in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in credit facility fees in the accompanying Consolidated Statements of Operations.

Debt issuance costs include capitalized expenses including structuring and arrangement fees related to the offering of the 2015-1 Notes. Amortization of debt issuance costs for the 2015-1 Notes is computed on the effective yield method over the term of the 2015-1 Notes. The unamortized balance of such costs is presented as a direct deduction to the carrying amount of the 2015-1 Notes in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in interest expense in the accompanying Consolidated Statements of Operations.

The 2015-1 Notes are recorded at carrying value, which approximates fair value.

Organization and Offering Costs

The Company agreed to reimburse the Investment Adviser for initial organization and offering costs incurred on behalf of the Company up to $1,500. As of December 31, 2016 and 2015, $1,500 of organization and offering costs had been incurred by the Company and $57 of excess organization and offering costs had been incurred by the Investment Adviser since inception. The $1,500 of incurred organization and offering costs are allocated to all stockholders based on their respective capital commitment and are re-allocated amongst all stockholders at the time of each capital drawdown subsequent to the Initial Closing. The Company’s organization costs incurred are expensed and the offering costs are charged against equity when incurred.

Income Taxes

For federal income tax purposes, the Company has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.

The SPV and the 2015-1 Issuer are disregarded entities for tax purposes and are consolidated with the tax return of the Company.

Capital Calls and Dividends and Distributions to Common Stockholders

The Company records the shares issued in connection with capital calls as of the effective date of the capital call. To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date. The amount to be distributed is determined by the Board of Directors each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions on behalf of its stockholders, for those who have elected to participate in the plan. As a result of adopting such a plan, if the Board of Directors authorizes, and the Company declares a cash dividend or distribution, the stockholders who have elected to participate in the dividend reinvestment plan would have their cash dividends or distributions automatically reinvested in additional shares of the Company’s common stock, rather than receiving cash. Prior to a Qualified IPO, the Company intends to use primarily newly issued shares of its common stock to implement the plan issued at the net asset value per share most recently determined by the Board of Directors. After a Qualified IPO, the Company intends to use primarily newly issued shares to implement the plan so long as the market value per share is equal to or greater than the net asset value per share as of the close of business on the relevant payment date for such dividend or distribution. If the market value per share is less than the net asset value per share as of the close of business on the relevant payment date, the plan administrator would purchase the common stock on behalf of participants in the open market, unless the Company instructs the plan administrator otherwise.

Functional Currency

The functional currency of the Company is the U.S. Dollar and all transactions were in U.S. Dollars.

Recent Accounting Standards Updates

On April 7, 2015, the Financial Accounting Standards Board issued ASU 2015-3, Interest—Imputation of Interest (Subtopic 835-30) Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-3”). ASU 2015-3 requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts and premiums. This guidance was effective for the Company on January 1, 2016 and the ASU requires the guidance to be applied on a retrospective basis. The Company adopted this guidance on January 1, 2016 and reclassified $2,356 of debt issuance costs from deferred financing costs to 2015-1 Notes payable in the accompanying Consolidated Statement of Assets and Liabilities as of December 31, 2015.

In May 2015, the Financial Accounting Standards Board issued ASU 2015-7, Fair Value Measurement (Topic 820)—Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-7”). ASU 2015-7 provides amended guidance on the disclosures for investments in certain entities that calculate net asset value per share (or its equivalent). The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the entity has elected to measure the fair value using that practical expedient. The guidance is effective for the Company on January 1, 2016. The Company adopted the new accounting guidance on January 1, 2016 and presented the fair value disclosures accordingly.

In August 2015, the Financial Accounting Standards Board issued ASU 2015-15, Interest—Imputation of Interest (Sub-topic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements (“ASU 2015-15”). ASU 2015-03 does not address presentation or subsequent measurement of debt issuance costs related to line-of-credit arrangements. In accordance with ASU 2015-15, an entity may defer and present debt issuance costs as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. This guidance was effective for the Company on January 1, 2016. The Company adopted the new accounting guidance and it did not have a material impact on the Company’s consolidated financial statements.

3. FAIR VALUE MEASUREMENTS

The Company applies fair value accounting in accordance with the terms of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or the Company’s Board of Directors, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board of Directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans and equity investments portfolio each quarter (such that each non-traded investment other than Credit Fund is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee of the Board of Directors (the “Audit Committee”) reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the Board of Directors with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board of Directors discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.

Investment performance data utilized are the most recently available financial statements and compliance certificates received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of December 31, 2016, 2015 and 2014.

US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•	Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

•	Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•	Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are in this category generally include investments in privately-held entities, CLOs, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the year in which the transfers occur. For the years ended December 31, 2016 and 2015, there were no transfers between levels.

The following tables summarize the Company’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2016 and 2015:

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$—	$1,139,548	$1,139,548
Second Lien Debt	—	—	171,864	171,864
Structured Finance Obligations	—	—	5,216	5,216
Equity Investments	—	—	6,474	6,474
Investment Fund
Mezzanine Loan	—	—	62,384	62,384

Subtotal	$—	$—	$1,385,486	$1,385,486

Investments measured at net asset value (1)				$37,273

Total				$1,422,759

	December 31, 2015
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$9,575	$785,459	$795,034
Second Lien Debt	—	—	210,396	210,396
Structured Finance Obligations	—	—	44,812	44,812
Equity Investments	—	—	2,424	2,424

Total	$—	$9,575	$1,043,091	$1,052,666

(1)	Amount represents the Company’s subordinated loan and member’s interest investments in Credit Fund. The fair value of these investments has been estimated using the net asset value of the Company’s ownership interests in Credit Fund.

The changes in the Company’s investments at fair value for which the Company has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	Financial Assets For the year ended December 31, 2016
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Investment Fund - Mezzanine Loan	Total
Balance, beginning of year	$785,459	$210,396	$44,812	$2,424	$—	$1,043,091
Purchases	594,633	38,380	—	2,857	84,784	720,654
Sales	(77,434)	(25,398)	(33,327)	—	—	(136,159)
Paydowns	(167,699)	(57,855)	(7,041)	—	(22,400)	(254,995)
Accretion of discount	4,757	850	(31)	—	—	5,576
Net realized gains (losses)	(40)	275	(10,302)	—	—	(10,067)
Net change in unrealized appreciation (depreciation)	(128)	5,216	11,105	1,193	—	17,386

Balance, end of year	$1,139,548	$171,864	$5,216	$6,474	$62,384	$1,385,486

Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of December 31, 2016 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(1,000)	$3,331	$1,372	$1,193	—	$4,896

	Financial Assets For the year ended December 31, 2015
	First Lien Debt	Second Lien Debt	Structured Finance Obligations	Equity Investments	Total
Balance, beginning of year	$505,212	$107,874	$76,001	$—	$689,087
Purchases	472,342	113,195	10,059	2,215	597,811
Sales	(17,454)	—	(19,930)	—	(37,384)
Paydowns	(174,427)	(8,025)	(10,155)	—	(192,607)
Accretion of discount	2,677	277	20	—	2,974
Net realized gains (losses)	208	—	956	—	1,164
Net change in unrealized appreciation (depreciation)	(3,099)	(2,925)	(12,139)	209	(17,954)

Balance, end of year	$785,459	$210,396	$44,812	$2,424	$1,043,091

Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of December 31, 2015 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(4,423)	$(2,838)	$(12,219)	$209	$(19,271)

The Company generally uses the following framework when determining the fair value of investments that are categorized as Level 3:

Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.

Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.

Investments in structured finance obligations are generally valued using a discounted cash flow and/or consensus pricing.

Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in the subordinated loan and member’s interest of the investment fund are valued using the net asset value of the Company’s ownership interest in the investment fund and investments in the mezzanine loan of the investment fund are valued using discounted cash flow analysis with expected repayment rate of principal and interest.

The following tables summarize the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2016 and 2015:

	Fair Value as of December 31, 2016	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Investments in First Lien Debt	$986,695	Discounted Cash Flow	Discount Rate	4.50%	16.33%	7.94%
	152,853	Consensus Pricing	Indicative Quotes	40.75	106.36	97.29

Total First Lien Debt	1,139,548

Investments in Second Lien Debt	153,657	Discounted Cash Flow	Discount Rate	7.93%	11.05%	9.75%
	16,525	Consensus Pricing	Indicative Quotes	83.17	100.88	94.48
	1,682	Income Approach	Discount Rate	15.32%	15.32%	15.32%
		Market Approach	Comparable Multiple	8.01x	8.68x	8.34x

Total Second Lien Debt	171,864

	Fair Value as of December 31, 2016	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Investments in Structured Finance Obligations	2,761	Discounted Cash Flow	Discount Rate	22.00%	22.00%	22.00%
			Default Rate	1.13	1.13	1.13
			Prepayment Rate	35.00	35.00	35.00
			Recovery Rate	65.00	65.00	65.00
	2,455	Consensus Pricing	Indicative Quotes	0.10	48.79	48.50

Total Structured Finance Obligations	5,216

Investments in Equity	6,474	Income Approach	Discount Rate	8.68%	10.40%	9.41%
		Market Approach	Comparable Multiple	7.22x	13.71x	11.00x

Total Equity Investments	6,474

Investments in Investment Fund – Mezzanine Loan	62,384	Income Approach	Repayment Rate	100.00%	100.00%	100.00%

Total Investment Fund – Mezzanine Loan	62,384

Total Level 3 Investments	$1,385,486

	Fair Value as of December 31, 2015	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Investments in First Lien Debt	$618,172	Discounted Cash Flow	Discount Rate	5.57%	13.37%	8.19%
	167,287	Consensus Pricing	Indicative Quotes	96.50	99.38	97.97

Total First Lien Debt	785,459

Investments in Second Lien Debt	161,907	Discounted Cash Flow	Discount Rate	9.37%	15.44%	10.56%
	48,489	Consensus Pricing	Indicative Quotes	93.25	101.25	96.86

Total Second Lien Debt	210,396

Investments in Structured Finance Obligations	43,016	Discounted Cash Flow	Discount Rate	13.00%	17.50%	14.05%
			Default Rate	0.19	1.56	1.09
			Prepayment Rate	18.16	40.00	22.09
			Recovery Rate	69.27	75.00	74.36
	1,796	Consensus Pricing	Indicative Quotes	0.18	63.00	59.69

Total Structured Finance Obligations	44,812

Investments in Equity	2,424	Income Approach	Discount Rate	10.19%	10.90%	10.42%
		Market Approach	Comparable Multiple	9.94x	11.09x	10.71x

Total Equity Investments	2,424

Total Level 3 Investments	$1,043,091

The significant unobservable inputs used in the fair value measurement of the Company’s investments in first and second lien debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in structured finance obligations are discount rates, default rates, prepayment rates, recovery rates and indicative quotes. Significant increases in discount rates, default rates or prepayment rates in isolation would result in a significantly lower fair value measurement, while a significant increase in recovery rates in isolation would result in a significantly higher fair value. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples would result in a significantly lower fair value measurement.

Financial instruments disclosed but not carried at fair value

The following table presents the carrying value and fair value of the Company’s secured borrowings disclosed but not carried at fair value as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured borrowings	$421,885	$421,885	$234,313	$234,313

Total	$421,885	$421,885	$234,313	$234,313

The carrying values of the secured borrowings approximate their respective fair values and are categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis. The significant unobservable inputs used in the fair value measurement of the Company’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement.

The following table represents the carrying values (before debt issuance costs) and fair values of the Company’s 2015-1 Notes disclosed but not carried at fair value as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Aaa/AAA Class A-1A Notes	$160,000	$160,072	$160,000	$157,200
Aaa/AAA Class A-1B Notes	40,000	39,960	40,000	39,700
Aaa/AAA Class A-1C Notes	27,000	26,951	27,000	26,823
Aa2 Class A-2 Notes	46,000	45,784	46,000	45,122

Total	$273,000	$272,767	$273,000	$268,845

The fair value determination of the Company’s 2015-1 Notes was based on the market quotation(s) received from broker/dealer(s). These fair value measurements were based on significant inputs not observable and thus represent Level 3 measurements as defined in the accounting guidance for fair value measurement.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On April 3, 2013, the Company’s Board of Directors, including a majority of the directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”), approved an investment advisory agreement (the “Investment Advisory Agreement”) between the Company and the Investment Adviser in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The initial term of the Investment Advisory Agreement is two years from April 3, 2013 and, unless terminated earlier, the Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Directors and by the vote of a majority of the Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Investment Advisory Agreement for a one year period. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Directors, the Investment Adviser provides investment advisory services to the Company. For providing these services, the Investment Adviser receives fees from the Company consisting of two components—a base management fee and an incentive fee.

Prior to a Qualified IPO, the base management fee is calculated and payable quarterly in arrears at an annual rate of 1.50% of the average daily gross assets of the Company for the period adjusted for share issuances or repurchases, excluding any cash and cash equivalents and including assets acquired through the incurrence of debt from use of the SPV Credit Facility, Credit Facility and 2015-1 Notes (see Note 6, Borrowings, and Note 7, 2015-1 Notes). For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. Base management fees for any partial quarter are prorated. The Investment Adviser waived its right to receive one-third (0.50%) of the base management fee prior to a Qualified IPO. The fee waiver will terminate if and when a Qualified IPO has been consummated. Any waived base management fees are not subject to recoupment by the Investment Adviser.

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears based on capital gains as of the end of each calendar year.

Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the operating expenses accrued for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include, in the case of investments with a deferred interest feature (such as OID, debt instruments with pay-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Prior to any Qualified IPO of the Company’s common stock, pre-incentive fee net investment income, expressed as a rate of return on the average daily Hurdle Calculation Value (as defined below) throughout the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized). “Hurdle Calculation Value” means, on any given day, the sum of (x) the value of net assets as of the end of the calendar quarter immediately preceding such day plus (y) the aggregate amount of capital drawn from investors (or reinvested in the Company pursuant to a dividend reinvestment plan) from the beginning of the current quarter to such day minus (z) the aggregate amount of distributions (including share repurchases) made by the Company from the beginning of the current quarter to such day but only to the extent such distributions were not declared and accounted for on the books and records in a previous quarter.

The Company pays its Investment Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle of 1.50%;

•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 1.875% in any calendar quarter (7.50% annualized). The Company refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 1.875%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with approximately 20% of the Company’s pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 1.875% in any calendar quarter; and

•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.50% annualized) will be payable to the Investment Adviser. This reflects that once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Investment Adviser.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of realized capital gains, if any, on a cumulative basis from inception through the date of determination, computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined at the end of the first calendar year of operations may be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses on a cumulative basis and unrealized capital depreciation.

The Company will defer payment of any incentive fee otherwise earned by the Investment Adviser if, during the most recent four full calendar quarter periods (or, if less, the number of full calendar quarters completed since the initial drawdown of capital from the stockholders, “Initial Drawdown”) ending on or prior to the date such payment is to be made, the sum of (a) the aggregate distributions to stockholders and (b) the change in net assets (defined as gross assets less indebtedness and before taking into account any incentive fees payable during the period) is less than 6.0% of net assets (defined as gross assets less indebtedness) at the beginning of such period, provided, that such percentage will be appropriately prorated during the four full calendar quarters immediately following the Initial Drawdown. These calculations are adjusted for any share issuances or repurchases. Any deferred incentive fees are carried over for payment in subsequent calculation periods. The Investment Adviser may earn an incentive fee under the Investment Advisory Agreement on the Company’s repurchase of debt issued by the Company at a gain.

For the years ended December 31, 2016, 2015 and 2014, base management fees were $12,359, $8,907 and $4,373, respectively (net of waiver of $6,180, $4,454 and $2,186, respectively), incentive fees related to pre-incentive fee net investment income were $14,905, $8,881 and $3,578, respectively, and there were no incentive fees related to realized capital gains. For the years ended December 31, 2016, 2015 and 2014, there were no accrued capital gains incentive fees based upon the cumulative net realized and unrealized appreciation (depreciation) as of December 31, 2016, 2015 and 2014, respectively. The accrual for any capital gains incentive fee under US GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual.

As of December 31, 2016 and 2015, $8,157 and $5,277, respectively, was included in base management and incentive fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

On April 3, 2013, the Investment Adviser entered into a personnel agreement with The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), an affiliate of the Investment Adviser, pursuant to which Carlyle Employee Co. provides the Investment Adviser with access to investment professionals.

Administration Agreement

On April 3, 2013, the Company’s Board of Directors approved an administration agreement (the “Administration Agreement”) between the Company and the Administrator. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.

The initial term of the Administration Agreement is two years from April 3, 2013 and, unless terminated earlier, the Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by a majority vote of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Administration Agreement for a one year period. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

For the years ended December 31, 2016, 2015 and 2014, the Company incurred $703, $595 and $626, respectively, in fees under the Administrative Agreement, which were included in administrative service fees in the accompanying Consolidated Statements of Operations. As of December 31, 2016 and 2015, $137 and $97, respectively, was unpaid and included in administrative service fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

Sub-Administration Agreements

On April 3, 2013, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF Advisors LLP (“CELF”) (the “Carlyle Sub-Administration Agreements”). Pursuant to the Carlyle Sub-Administration Agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.

On April 3, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street” and, such agreement, the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreements, the “Sub-Administration Agreements”). On March 11, 2015, the Company’s Board of Directors, including a majority of the Independent Directors, approved an amendment to the State Street Sub-Administration Agreement. The initial term of the State Street Sub-Administration Agreement ends on April 1, 2017 and, unless terminated earlier, the State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The State Street Sub-Administration Agreement may be terminated upon at least 60 days’

written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board of Directors or by either party to the State Street Sub-Administration Agreement.

For the years ended December 31, 2016, 2015 and 2014, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $602, $486 and $222, respectively, were included in other general and administrative in the accompanying Consolidated Statements of Operations. As of December 31, 2016 and 2015, $159 and $138, respectively, was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities.

Placement Fees

On April 3, 2013, the Company entered into a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Investment Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services.

For the years ended December 31, 2016, 2015 and 2014, TCG earned placement fees of $12, $6 and $1, respectively, from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock.

Board of Directors

The Company’s Board of Directors currently consists of five members, three of whom are Independent Directors. On April 3, 2013, the Board of Directors also established an Audit Committee consisting of its Independent Directors, and may establish additional committees in the future. For the years ended December 31, 2016, 2015 and 2014, the Company incurred $553, $419 and $395, respectively, in fees and expenses associated with its Independent Directors and Audit Committee. As of December 31, 2016 and 2015, $0 was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities. As of December 31, 2016 and 2015, current directors had committed $765 in capital commitments to the Company.

Transactions

On May 13, 2016 and October 14, 2016, the Company sold investments to a wholly owned subsidiary of Credit Fund for proceeds of $20,038 and $19,800, respectively. The Company had no realized gain or loss on these trades. See Note 5, Middle Market Credit Fund, LLC, for further information about Credit Fund.

5. MIDDLE MARKET CREDIT FUND, LLC

Overview

On February 29, 2016, the Company and Credit Partners entered into the Limited Liability Company Agreement to co-manage Credit Fund, an unconsolidated Delaware limited liability company. Credit Fund primarily invests in first lien loans of middle market companies. Credit Fund is managed by a six-member board of managers, on which the Company and Credit Partners each have equal representation. The Company and Credit Partners each have 50% economic ownership of Credit Fund and have commitments to fund, from time to time, capital of up to $400,000 each. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company.

Together with Credit Partners, the Company co-invests through Credit Fund. Portfolio and investment decisions with respect to Credit Fund must be unanimously approved by a quorum of Credit Fund’s investment committee consisting of an equal number of representatives of the Company and Credit Partners. Therefore, although the Company owns more than 25% of the voting securities of Credit Fund, the Company does not believe that it has control over Credit Fund (other than for purposes of the Investment Company Act). Middle

Market Credit Fund SPV, LLC (the “Credit Fund Sub”), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub primarily invests in first lien loans of middle market companies. Credit Fund Sub is a wholly owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation.

Selected Financial Data

Since inception of Credit Fund and through December 31, 2016, the Company and Credit Partners each made capital contributions of $1 in members’ equity and $35,000 in subordinated loans to Credit Fund. Additionally, Credit Fund had net borrowings of $62,384 in mezzanine loans under a revolving credit facility with the Company (the “Credit Fund Facility”). As of December 31, 2016, Credit Fund had subordinated loans and members’ capital of $74,547 and mezzanine loans of $62,384. The Company’s ownership interest in such subordinated loans and members’ capital was $37,273 and in such mezzanine loans was $62,384.

As of December 31, 2016, Credit Fund held cash and cash equivalents totaling $6,103.

As of December 31, 2016, Credit Fund had total investments at fair value of $437,829, which was comprised of first lien senior secured loans and second lien senior secured loans to 28 portfolio companies. As of December 31, 2016, no loans in Credit Fund’s portfolio were on non-accrual status or contained PIK provisions. All investments in the portfolio were floating rate debt instruments with interest rate floors. The portfolio companies in Credit Fund are U.S. middle market companies in industries similar to those in which the Company may invest directly. Additionally, as of December 31, 2016, Credit Fund had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $30,361.

Below is a summary of Credit Fund’s portfolio, followed by a listing of the loans in Credit Fund’s portfolio as of December 31, 2016:

As of December 31, 2016
Senior secured loans (1)	$439,086
Weighted average yields of senior secured loans based on amortized cost (2)	6.47%
Weighted average yields of senior secured loans based on fair value (2)	6.41%
Number of portfolio companies in Credit Fund	28

(1)	At par/principal amount.
(2)	Weighted average yields include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of December 31, 2016. Weighted average yield on debt and income producing securities at fair value is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at fair value included in such securities. Weighted average yield on debt and income producing securities at amortized cost is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of OID and market discount earned on accruing debt included in such securities, divided by (b) total first lien and second lien debt at amortized cost included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
First Lien Debt (99.31% of fair value)
AM Conservation Holding Corporation (2)(3)(4)	Energy: Electricity	L + 4.75% (1.00% Floor)	10/31/2022	$30,000	$29,721	$29,925
Datapipe, Inc. (2)(3)(4)(11)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	9,750	9,654	9,764
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.) (2)(3)(4)(11)	Construction & Building	L + 4.50% (1.00% Floor)	4/4/2023	19,850	19,580	19,723
Diversitech Corporation (2)(4)(10)(11)	Capital Equipment	P + 3.50%	11/19/2021	14,803	14,617	14,803
DTI Holdco, Inc. (2)(3)(4)(7)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	19,950	19,751	19,651
DYK Prime Acquisition LLC (2)(3)(4)	Chemicals, Plastics & Rubber	L + 4.75% (1.00% Floor)	4/1/2022	5,775	5,735	5,775
EAG, Inc. (2)(3)(4)(11)	Services: Business	L + 4.25% (1.00% Floor)	7/28/2018	8,713	8,686	8,720
EIP Merger Sub, LLC (Evolve IP) (2)(3)(4)(8)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	22,971	22,323	22,509
EIP Merger Sub, LLC (Evolve IP) (2)(3)(4)(9)	Telecommunications	L + 6.25% (1.00% Floor)	6/7/2021	1,500	1,455	1,468
Empower Payments Acquisitions, Inc. (2)(3)(7)	Media: Advertising, Printing & Publishing	L + 5.50% (1.00% Floor)	11/30/2023	17,500	17,154	17,279
Generation Brands Holdings, Inc. (2)(3)(4)	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	19,900	19,712	20,099
Jensen Hughes, Inc. (2)(3)(4)(10)	Utilities: Electric	L + 5.00% (1.00% Floor)	12/4/2021	20,409	20,188	20,327
Kestra Financial, Inc. (2)(3)(4)	Banking, Finance, Insurance & Real Estate	L + 5.25% (1.00% Floor)	6/24/2022	19,900	19,632	19,814
MSHC, Inc. (2)(3)(4)(10)	Construction & Building	L + 5.00% (1.00% Floor)	7/19/2021	13,177	13,062	13,003
PAI Holdco, Inc. (Parts Authority) (2)(3)(4)	Automotive	L + 4.75% (1.00% Floor)	12/30/2022	9,950	9,886	9,950
Pasternack Enterprises, Inc. (Infinite RF) (2)(3)(4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	11,941	11,844	11,941
Q Holding Company (2)(3)(4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	13,964	13,828	13,941
QW Holding Corporation (Quala) (2)(3)(4)(7)(10)	Environmental Industries	L + 6.75% (1.00% Floor)	8/31/2022	8,975	8,413	9,030
Restaurant Technologies, Inc. (2)(3)(4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	23,514	23,117	23,443
RelaDyne Inc. (2)(3)(4)(10)	Wholesale	L + 5.25% (1.00% Floor)	7/22/2022	14,000	13,871	13,969
Systems Maintenance Services Holding, Inc. (2)(3)(4)	High Tech Industries	L + 5.00% (1.00% Floor)	10/30/2023	12,000	11,885	12,001
T2 Systems Canada, Inc. (2)(3)(4)(11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	2,700	2,635	2,727
T2 Systems, Inc. (2)(3)(4)(10)(11)	Transportation: Consumer	L + 6.75% (1.00% Floor)	9/28/2022	15,300	14,888	15,473
The Original Cakerie, Ltd. (Canada) (2)(3)(4)(10)	Beverage, Food & Tobacco	L + 5.00% (1.00% Floor)	7/20/2021	7,009	6,946	7,009
The Original Cakerie, Co. (Canada) (2)(3)(4)	Beverage, Food & Tobacco	L + 5.50% (1.00% Floor)	7/20/2021	3,621	3,591	3,621
U.S. Acute Care Solutions, LLC (2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	26,400	26,154	26,336
U.S. Anesthesia Partners, Inc. (2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	10,374	10,275	10,362
Vantage Specialty Chemicals, Inc. (2)(3)(4)(11)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	17,910	17,786	17,903

Consolidated Schedule of Investments as of December 31, 2016
Investments (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (5)	Fair Value (6)
WIRB – Copernicus Group, Inc. (2)(3)(4)	Health & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	$7,980	$7,916	$8,050
Zest Holdings, LLC (2)(3)(4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	8,700	8,658	8,749
Zywave, Inc. (2)(3)(4)(7)(10)	High Tech Industries	L + 5.00% (1.00% Floor)	11/17/2022	17,500	17,315	17,434

First Lien Debt Total					$430,278	$434,799

Second Lien Debt (0.69% of fair value)
Vantage Specialty Chemicals, Inc. (2)(3)(4)(11)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	$2,000	$1,960	$1,987
Zywave, Inc. (2)(3)(4)	High Tech Industries	L + 9.00% (1.00% Floor)	11/17/2023	1,050	1,034	1,043

Second Lien Debt Total					$2,994	$3,030

Total Investments					$433,272	$437,829

(1)	Unless otherwise indicated, issuers of investments held by Credit Fund are domiciled in the United States. As of December 31, 2016, the geographical composition of investments as a percentage of fair value was 2.43% in Canada and 97.57% in the United States.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate (“P”)), which generally resets quarterly. For each such loan, Credit Fund has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of Credit Fund’s LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 11 below, and the U.S. Prime Rate loan was indexed at 3.75%.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by Credit Fund Sub. Credit Fund Sub has entered into a revolving credit facility (the “Credit Fund Sub Facility”). The lenders of the Credit Fund Sub Facility have a first lien security interest in substantially all of the assets of Credit Fund Sub. Accordingly, such assets are not available to creditors of Credit Fund.
(5)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(6)	Fair value is determined in good faith by or under the direction of the board of managers of Credit Fund, pursuant to Credit Fund’s valuation policy, which is substantially similar to the valuation policy of the Company provided in Note 3, Fair Value Measurements.
(7)	Denotes that all or a portion of the assets are owned by Credit Fund. Credit Fund has entered into the Credit Fund Facility. The lenders of the Credit Fund Facility have a first lien security interest in substantially all of the assets of Credit Fund. Accordingly, such assets are not available to creditors of Credit Fund Sub.
(8)	Credit Fund receives less than the stated interest rate of this loan as a result of an agreement among lenders. The interest rate reduction is 1.25% on EIP Merger Sub, LLC (Evolve IP). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(9)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: EIP Merger Sub, LLC (Evolve IP) (3.84%). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.

(10)	As of December 31, 2016, Credit Fund had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

First Lien Debt – unfunded delayed draw and revolving term loans commitments	Type	Unused Fee	Par/ Principal Amount	Fair Value
Diversitech Corporation	Delayed Draw	1.00%	$5,000	$—
Jensen Hughes, Inc.	Revolver	0.50%	2,000	(7)
Jensen Hughes, Inc.	Delayed Draw	0.50%	1,461	(5)
MSHC, Inc.	Delayed Draw	1.50%	1,790	(21)
QW Holding Corporation (Quala)	Revolver	1.00%	5,086	14
QW Holding Corporation (Quala)	Delayed Draw	1.00%	5,918	17
RelaDyne Inc.	Revolver	0.50%	2,162	(6)
RelaDyne Inc.	Delayed Draw	0.50%	1,824	(5)
T2 Systems, Inc.	Revolver	1.00%	1,955	20
The Original Cakerie, Ltd. (Canada)	Revolver	0.50%	1,665	—
Zywave, Inc.	Revolver	0.50%	1,500	(5)

Total unfunded commitments			$30,361	$2

(11)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

Below is certain summarized consolidated financial information for Credit Fund as of December 31, 2016. Credit Fund commenced operations in May 2016.

December 31, 2016
Selected Consolidated Balance Sheet Information
ASSETS
Investments, at fair value (amortized cost of $433,272)	$437,829
Cash and other assets	11,326

Total assets	$449,155

LIABILITIES AND MEMBERS’ EQUITY
Secured borrowings	$248,540
Mezzanine loans	62,384
Other liabilities	63,684
Subordinated loans and members’ equity	74,547

Liabilities and members’ equity	$449,155

Selected Consolidated Statement of Operations Information:
Total investment income	$9,973

Expenses
Interest and credit facility expenses	5,410
Other expenses	1,266

Total expenses	6,676

Net investment income (loss)	3,297

Net realized gain (loss) on investments	41
Net change in unrealized appreciation (depreciation) on investments	4,557

Net increase (decrease) resulting from operations	$7,895

Debt

Credit Fund Facility

On June 24, 2016, Credit Fund entered into the Credit Fund Facility with the Company pursuant to which Credit Fund may from time to time request mezzanine loans from the Company. The maximum principal amount of the Credit Fund Facility is $100,000. The maturity date of the Credit Fund Facility is June 24, 2017. Amounts borrowed under the Credit Fund Facility bear interest at a rate of LIBOR plus 9.50%.

During the year ended December 31, 2016, there were mezzanine loan borrowings of $84,784 and repayments of $22,400 under the Credit Fund Facility. As of December 31, 2016, there were $62,384 in mezzanine loans outstanding.

As of December 31, 2016, Credit Fund was in compliance with all covenants and other requirements of the Credit Fund Facility.

Credit Fund Sub Facility

On June 24, 2016, Credit Fund Sub closed on the Credit Fund Sub Facility with lenders. The Credit Fund Sub Facility provides for secured borrowings during the applicable revolving period up to an amount equal to $450,000, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $1,400,000. The facility is secured by a first lien security interest in substantially all of the portfolio investments held by Credit Fund Sub and the Company’s and Credit Partners’ unfunded capital commitments. The maturity date of the Credit Fund Sub Facility is June 24, 2022. Amounts borrowed under the Credit Fund Sub Facility bear interest at a rate of LIBOR plus 2.50%.

During the year ended December 31, 2016, there were secured borrowings of $248,540 under the Credit Fund Sub Facility. As of December 31, 2016, there was $248,540 in secured borrowings outstanding.

As of December 31, 2016, Credit Fund Sub was in compliance with all covenants and other requirements of the Credit Fund Sub Facility.

6. BORROWINGS

In accordance with the Investment Company Act, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2016 and 2015, asset coverage was 209.97% and 212.70%, respectively. During the years ended December 31, 2016, 2015 and 2014, there were secured borrowings of $566,351, $402,200 and $420,023, respectively, under the SPV Credit Facility and Credit Facility and repayments of $378,779, $476,328 and $178,404, respectively, under the SPV Credit Facility and Credit Facility. As of December 31, 2016 and 2015, there were $421,885 and $234,313, respectively, in secured borrowings outstanding.

SPV Credit Facility

The SPV closed on May 24, 2013 on the SPV Credit Facility, which was subsequently amended on June 30, 2014, June 19, 2015 and June 9, 2016. The SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $400,000 (the borrowing base as calculated pursuant to the terms of the SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments the Company has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $750,000, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the SPV Credit Facility, including adequate collateral to support such borrowings. The SPV Credit Facility has a revolving period through May 23, 2019 and a maturity date of May 24, 2021. Borrowings under the

SPV Credit Facility bear interest initially at the applicable commercial paper rate (if the lender is a conduit lender) or LIBOR (or, if applicable, a rate based on the prime rate or federal funds rate) plus 2.00% per year through May 23, 2018, with a pre-determined future interest rate increase of 0.50% during the final year of the revolving period and pre-determined future interest rate increases of 0.875%-1.75% over the two years following the end of the revolving period. The SPV is also required to pay an undrawn commitment fee of between 0.25% and 0.75% per year depending on the usage of the SPV Credit Facility. Payments under the SPV Credit Facility are made quarterly. The lenders have a first lien security interest on substantially all of the assets of the SPV.

As part of the SPV Credit Facility, the SPV is subject to limitations as to how borrowed funds may be used and the types of loans that are eligible to be acquired by the SPV including, but not limited to, restrictions on sector and geographic concentrations, loan size, payment frequency, tenor and minimum investment ratings (or estimated ratings). In addition, borrowed funds are intended to be used primarily to purchase first lien loan assets, and the SPV is limited in its ability to purchase certain other assets (including, but not limited to, second lien loans, covenant-lite loans, revolving and delayed draw loans and discount loans) and other assets are not permitted to be purchased (including, but not limited to paid-in-kind loans and structured finance obligations). The SPV Credit Facility has certain requirements relating to interest coverage, collateral quality and portfolio performance, including limitations on delinquencies and charge offs, certain violations of which could result in the immediate acceleration of the amounts due under the SPV Credit Facility. The SPV Credit Facility is also subject to a borrowing base that applies different advance rates to assets held by the SPV based generally on the fair market value of such assets. Under certain circumstances as set forth in the SPV Credit Facility, the Company could be obliged to repurchase loans from the SPV.

As of December 31, 2016 and 2015, the SPV was in compliance with all covenants and other requirements of the SPV Credit Facility.

Credit Facility

The Company closed on March 21, 2014 on the Credit Facility, which was subsequently amended on January 8, 2015 and May 25, 2016 (the “Second Facility Amendment”). The maximum principal amount of the Credit Facility is $220,000, subject to availability under the Credit Facility, which is based on certain advance rates multiplied by the value of the Company’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the Company may incur in accordance with the terms of the Credit Facility. Proceeds of the Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. Maximum capacity under the Credit Facility may be increased to $225,000 through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Credit Facility includes a $20,000 limit for swingline loans and a $5,000 limit for letters of credit. The Company may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the Credit Facility, including amounts drawn in respect of letters of credit, bear interest at either LIBOR plus an applicable spread of 2.25%, or an “alternative base rate” (which is the highest of a prime rate, the federal funds effective rate plus 0.50%, or one month LIBOR plus 1.00%) plus an applicable spread of 1.25%. The Company may elect either the LIBOR or the “alternative base rate” at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0.375% on undrawn amounts under the Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the Credit Facility while the letter of credit is outstanding. The availability period under the Credit Facility will terminate on March 21, 2020 and the Credit Facility will mature on March 21, 2021. During the period from March 21, 2020 to March 21, 2021, the Company will be obligated to make mandatory prepayments under the Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.

Subject to certain exceptions, the Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the Company and the Company’s unfunded investor equity capital commitments (provided that the amount of unfunded capital commitments ultimately available to the lenders is limited to $100,000). The pledge of unfunded investor equity capital commitments was subject to release once $100,000 of incremental capital had been called and received by the Company subsequent to January 8, 2015. The pledge of unfunded investor equity capital commitments had been released as of December 31, 2016. The Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.

Related to the Second Credit Facility Amendment, $380 of deferred financing costs (representing the prorated financing costs related to a departing lender) were immediately expensed on May 25, 2016 in lieu of continuing to amortize over the term of the Credit Facility.

As of December 31, 2016 and 2015, the Company was in compliance with all covenants and other requirements of the Credit Facility.

Summary of Facilities

The facilities of the Company and the SPV consisted of the following as of December 31, 2016 and 2015:

	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$252,885	$147,115	$5,988
Credit Facility	220,000	169,000	51,000	51,000

Total	$620,000	$421,885	$198,115	$56,988

	December 31, 2015
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$400,000	$170,313	$229,687	$3,155
Credit Facility	150,000	64,000	86,000	86,000

Total	$550,000	$234,313	$315,687	$89,155

(1)	The unused portion is the amount upon which commitment fees are based.
(2)	Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

As of December 31, 2016 and 2015, $1,667 and $966, respectively, of interest expense, $203 and $141, respectively, of unused commitment fees and $23 and $22, respectively, of other fees were included in interest and credit facility fees payable. For the years ended December 31, 2016, 2015 and 2014, the weighted average interest rate was 2.73%, 2.23% and 2.18%, respectively, and average principal debt outstanding was $307,734, $265,277 and $164,980, respectively. As of December 31, 2016, 2015 and 2014, the weighted average interest rate was 2.92%, 2.37% and 2.17%, respectively, based on floating LIBOR rates.

For the years ended December 31, 2016, 2015 and 2014, the components of interest expense and credit facility fees were as follows:

	For the years ended December 31,
	2016	2015	2014
Interest expense	$8,559	$6,008	$3,648
Facility unused commitment fee	1,253	847	1,129
Amortization of deferred financing costs	1,213	945	1,820
Other fees	107	106	103

Total interest expense and credit facility fees	$11,132	$7,906	$6,700

Cash paid for interest expense	$7,828	$6,062	$2,882

7. 2015-1 Notes

On June 26, 2015, the Company completed the 2015-1 Debt Securitization. The 2015-1 Notes were issued by the 2015-1 Issuer, a wholly owned and consolidated subsidiary of the Company, and are secured by a diversified portfolio of the 2015-1 Issuer consisting primarily of first and second lien senior secured loans. The 2015-1 Debt Securitization was executed through a private placement of the 2015-1 Notes, consisting of $160 million of Aaa/AAA Class A-1A Notes which bear interest at the three-month London Interbank Offered Rate (“LIBOR”) plus 1.85%; $40 million of Aaa/AAA Class A-1B Notes which bear interest at the three-month LIBOR plus 1.75% for the first 24 months and the three-month LIBOR plus 2.05% thereafter; $27 million of Aaa/AAA Class A-1C Notes which bear interest at 3.75%; and $46 million of Aa2 Class A-2 Notes which bear interest at the three month LIBOR plus 2.70%. The 2015-1 Notes were issued at par and are scheduled to mature on July 15, 2027. The Company received 100% of the preferred interests (the “Preferred Interests”) issued by the 2015-1 Issuer on the closing date of the 2015-1 Debt Securitization in exchange for the Company’s contribution to the Issuer of the initial closing date loan portfolio. The Preferred Interests do not bear interest and had a nominal value of $125.9 million at closing. In connection with the contribution, the Company made customary representations, warranties and covenants to the 2015-1 Issuer in the purchase agreement. The Class A-1A, Class A-1B and Class A-1C and Class A-2 Notes are included in the December 31, 2016 consolidated financial statements. The Preferred Interests were eliminated in consolidation.

On the closing date of the 2015-1 Debt Securitization, the 2015-1 Issuer effected a one-time distribution to the Company of a substantial portion of the proceeds of the private placement of the 2015-1 Notes, net of expenses, which distribution was used to repay a portion of certain amounts outstanding under the SPV Credit Facility and the Credit Facility. As part of the 2015-1 Debt Securitization, certain first and second lien senior secured loans were distributed by the SPV to the Company pursuant to a distribution and contribution agreement. The Company contributed the loans that comprised the initial closing date loan portfolio (including the loans distributed to the Company from the SPV) to the 2015-1 Issuer pursuant to a contribution agreement. Future loan transfers from the Company to the 2015-1 Issuer will be made pursuant to a sale agreement and are subject to the approval of the Company’s Board of Directors. Assets of the 2015-1 Issuer are not available to the creditors of the SPV or the Company. In connection with the issuance and sale of the 2015-1 Notes, the Company made customary representations, warranties and covenants in the purchase agreement.

During the reinvestment period, pursuant to the indenture governing the 2015-1 Notes, all principal collections received on the underlying collateral may be used by the 2015-1 Issuer to purchase new collateral under the direction of Investment Adviser in its capacity as collateral manager of the 2015-1 Issuer and in accordance with the Company’s investment strategy.

The Investment Adviser serves as collateral manager to the 2015-1 Issuer under a collateral management agreement (the “Collateral Management Agreement”). Pursuant to the Collateral Management Agreement, the 2015-1 Issuer pays management fees (comprised of base management fees, subordinated management fees and incentive management fees) to the Investment Adviser for rendering collateral management services. As per the Collateral Management Agreement, for the period the Company retains all of the Preferred Interests, the Investment Adviser does not earn management fees for providing such collateral management services. The Company currently retains all of the Preferred Interests, thus the Investment Adviser did not earn any management fees from the 2015-1 Issuer for the year ended December 31, 2016. Any such waived fees may not be recaptured by the Investment Adviser.

Pursuant to an undertaking by the Company in connection with the 2015-1 Debt Securitization, the Company has agreed to hold on an ongoing basis Preferred Interests with an aggregate dollar purchase price at least equal to 5% of the aggregate outstanding amount of all collateral obligations by the 2015-1 Issuer for so long as any securities of the 2015-1 Issuer remain outstanding. As of December 31, 2016, the Company was in compliance with its undertaking.

The 2015-1 Issuer pays ongoing administrative expenses to the trustee, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2015-1 Issuer.

As of December 31, 2016, there were 62 first lien and second lien senior secured loans with a total fair value of approximately $389,437 securing the 2015-1 Notes. The pool of loans in the securitization must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture governing the 2015-1 Notes.

For the years ended December 31, 2016 and 2015, the weighted average interest rate, which includes amortization of debt issuance costs on the 2015-1 Notes, was 2.89% and 2.45%, respectively, based on floating LIBOR rates.

For the years ended December 31, 2016, 2015 and 2014, the components of interest expense on the 2015-1 Notes were as follows:

	For the years ended December 31,
	2016	2015	2014
Interest expense	$7,698	$3,468	$—
Amortization of debt issuance costs	205	106	—

Total interest expense and credit facility fees	$7,903	$3,574	$—

Cash paid for interest expense	$7,439	$2,021	$—

8. COMMITMENTS AND CONTINGENCIES

A summary of significant contractual payment obligations was as follows as of December 31, 2016 and 2015:

	SPV Credit Facility and Credit Facility		2015-1 Notes
Payment Due by Period	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Less than 1 Year	$—	$—	$—	$—
1-3 Years	—	—	—	—
3-5 Years	421,885	64,000	—	—
More than 5 Years	—	170,313	273,000	273,000

Total	$421,885	$234,313	$273,000	$273,000

In the ordinary course of its business, the Company enters into contracts or agreements that contain indemnification or warranties. Future events could occur that lead to the execution of these provisions against the Company. The Company believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of December 31, 2016 and 2015 for any such exposure.

As of December 31, 2016 and 2015, the Company had $1,222,358 and $1,174,340, respectively, in total capital commitments from stockholders, of which $421,698 and $559,214, respectively, was unfunded. As of December 31, 2016 and 2015, current directors had committed $765 in capital commitments to the Company.

The Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

	Par Value as of
	December 31, 2016	December 31, 2015
Unfunded delayed draw commitments	$35,704	$20,695
Unfunded revolving term loan commitments	24,063	3,906

Total unfunded commitments	$59,767	$24,601

As of December 31, 2016, the Company had remaining commitments to fund, from time to time, capital to Credit Fund of up to $364,999. Funding of such commitments generally requires the approval of the board of Credit Fund, including the board members appointed by the Company. As of December 31, 2016, the Company had remaining commitments to fund, from time to time, mezzanine loans to Credit Fund of up to $37,617, of which $13,500 was available for borrowing based on the computation of collateral to support the borrowings.

9. NET ASSETS

The Company has the authority to issue 200,000,000 shares of common stock, $0.01 per share par value.

During the year ended December 31, 2016, the Company issued 10,178,235 shares for $185,816 including reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2016:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	31,524,083	$315	$613,944	$(74)	$(12,994)	$(2,411)	$(27,054)	$571,726
Common stock issued	10,162,898	102	185,435	—	—	—	—	185,537
Reinvestment of dividends	15,337	—	279	—	—	—	—	279
Net investment income (loss)	—	—	—	—	59,621	—	—	59,621
Net realized gain (loss) on investments	—	—	—	—	—	(9,644)	—	(9,644)
Net change in unrealized appreciation (depreciation) on investments	—	—	—	—	—	—	19,832	19,832
Dividends declared	—	—	—	—	(63,214)	—	—	(63,214)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(78)	—	13,380	(13,302)	—	—

Balance, end of year	41,702,318	$417	$799,580	$(74)	$(3,207)	$(25,357)	$(7,222)	$764,137

During the year ended December 31, 2015, the Company issued 13,591,386 shares for $262,485 including reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2015:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	17,932,697	$179	$351,636	$(74)	$(4,388)	$(57)	$(9,039)	$338,257
Common stock issued	13,584,508	136	262,218	—	—	—	—	262,354
Reinvestment of dividends	6,878	—	131	—	—	—	—	131
Net investment income (loss)	—	—	—	—	35,524	—	—	35,524
Net realized gain (loss) on investments—non-controlled/ non-affiliated	—	—	—	—	—	1,164	—	1,164
Net change in unrealized appreciation (depreciation) on investments—non-controlled/ non-affiliated	—	—	—	—	—	—	(18,015)	(18,015)
Dividends declared	—	—	—	—	(47,689)	—	—	(47,689)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(41)	—	3,559	(3,518)	—	—

Balance, end of year	31,524,083	$315	$613,944	$(74)	$(12,994)	$(2,411)	$(27,054)	$571,726

During the year ended December 31, 2014, the Company issued 8,356,707 shares for $164,803 including reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2014:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	9,575,990	$96	$186,965	$(74)	$(664)	$—	$(321)	$186,002
Common stock issued	8,354,987	83	164,686	—	—	—	—	164,769
Reinvestment of dividends	1,720	—	34	—	—	—	—	34
Net investment income (loss)	—	—	—	—	14,260	—	—	14,260
Net realized gain (loss) on investments—non-controlled/ non-affiliated	—	—	—	—	—	72	—	72
Net change in unrealized appreciation (depreciation) on investments—non-controlled/ non-affiliated	—	—	—	—	—	—	(8,718)	(8,718)
Dividends declared	—	—	—	—	(18,162)	—	—	(18,162)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(49)	—	178	(129)	—	—

Balance, end of year	17,932,697	$179	$351,636	$(74)	$(4,388)	$(57)	$(9,039)	$338,257

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the year ended December 31, 2016:

	Shares Issued	Proceeds Received
January 22, 2016*	3,885	$74
March 11, 2016	1,815,181	33,000
April 22, 2016*	2,988	54
May 6, 2016	1,510,859	26,999
June 24, 2016	1,660,333	30,102
July 22, 2016*	3,756	66
August 26, 2016	1,909,449	35,000
September 16, 2016	1,360,948	25,001
October 24, 2016*	4,708	85
November 18, 2016	1,906,128	35,435

Total	10,178,235	$185,816

* Represents shares issued upon the reinvestment of dividends.

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the year ended December 31, 2015:

	Shares Issued	Proceeds Received
January 16, 2015	924,977	$18,000
January 26, 2015*	1,051	20
February 26, 2015	2,312,659	45,005
April 21, 2015*	1,351	25
May 1, 2015	1,462,746	28,085
May 22, 2015	1,708,068	33,000
June 25, 2015	2,412,386	46,992
July 22, 2015*	2,018	38
August 21, 2015	1,032,504	20,002
September 30, 2015	104,954	2,009
October 9, 2015	1,255,914	24,038
October 22, 2015*	2,458	47
December 21, 2015	2,370,300	45,224

Total	13,591,386	$262,485

* Represents shares issued upon the reinvestment of dividends.

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock and reinvestment of dividends during the year ended December 31, 2014:

	Shares Issued	Proceeds Received
January 27, 2014	1,020,810	$19,998
February 21, 2014	491,849	9,689
March 21, 2014	1,802,772	35,785
April 14, 2014*	148	3
July 14, 2014*	586	12
September 17, 2014	643,060	12,790
October 9, 2014*	986	19
October 16, 2014	1,134,723	22,502
November 3, 2014	1,008,570	20,000
December 9, 2014	2,253,203	44,005

Total	8,356,707	$164,803

* Represents shares issued upon the reinvestment of dividends.

Subscribed but unissued shares are presented in equity with a deduction of subscriptions receivable until cash is received for a subscription. There were no subscribed but unissued shares as of December 31, 2016, 2015 and 2014.

Subscription transactions during the years ended December 31, 2016, 2015 and 2014 were executed at an offering price at a premium to net asset value due to the requirement to use prior quarter net asset value as offering price unless it would result in the Company selling shares of its common stock at a price below the current net asset value and also in order to effect a reallocation of organizational costs to subsequent investors. Such subscription transactions increased net asset value by $0.01 per share, $0.11 per share, and $0.09 per share, respectively, for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company computes earnings per common share in accordance with ASC 260, Earnings Per Share. Basic earnings per common share were calculated by dividing net increase (decrease) in net assets resulting from operations attributable to the Company by the weighted-average number of common shares outstanding for the year.

Basic and diluted earnings per common share were as follows:

	For the years ended December 31,
	2016	2015	2014
Net increase (decrease) in net assets resulting from operations	$69,809	$18,673	$5,614
Weighted-average common shares outstanding	36,152,390	24,830,200	13,091,544

Basic and diluted earnings per common share	$1.93	$0.75	$0.43

The following table summarizes the Company’s dividends declared and payable since inception through the year ended December 31, 2016:

Date Declared	Record Date	Payment Date	Per Share Amount		Total Amount
March 13, 2014	March 31, 2014	April 14, 2014	$0.19		$2,449
June 26, 2014	June 30, 2014	July 14, 2014	$0.27		$3,481
September 12, 2014	September 18, 2014	October 9, 2014	$0.44		$5,956
December 19, 2014	December 29, 2014	January 26, 2015	$0.35		$6,276
March 11, 2015	March 13, 2015	April 17, 2015	$0.37		$7,833
June 24, 2015	June 30, 2015	July 22, 2015	$0.37		$9,902
September 24, 2015	September 24, 2015	October 22, 2015	$0.42		$11,670
December 29, 2015	December 29, 2015	January 22, 2016	$0.40		$12,610
December 29, 2015	December 29, 2015	January 22, 2016	$0.18	(1)	$5,674
March 10, 2016	March 14, 2016	April 22, 2016	$0.40		$13,337
June 8, 2016	June 8, 2016	July 22, 2016	$0.40		$13,943
September 28, 2016	September 28, 2016	October 24, 2016	$0.40		$15,917
December 29, 2016	December 29, 2016	January 24, 2017	$0.41		$17,098
December 29, 2016	December 29, 2016	January 24, 2017	$0.07	(1)	$2,919

(1)	Represents a special dividend.

10. CONSOLIDATED FINANCIAL HIGHLIGHTS

The following is a schedule of consolidated financial highlights for the years ended December 31, 2016, 2015, 2014 and 2013:

	For the years ended December 31,
	2016	2015	2014	2013
Per Share Data:
Net asset value per share, beginning of year	$18.14	$18.86	$19.42	$20.00
Net investment income (loss) (1)	1.65	1.43	1.09	(0.55)
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	0.20	(0.52)	(0.49)	(0.34)

Net increase (decrease) in net assets resulting from operations	1.85	0.91	0.60	(0.89)

Dividends declared (2)	(1.68)	(1.74)	(1.25)	—
Effect of subscription offering price (3)	0.01	0.11	0.09	0.32
Offering costs	—	—	—	(0.01)

Net asset value per share, end of year	$18.32	$18.14	$18.86	$19.42

Number of shares outstanding, end of year	41,702,318	31,524,083	17,932,697	9,575,990
Total return (4)	10.25%	5.41%	3.55%	(2.90)%
Net assets, end of year	$764,137	$571,726	$338,257	$186,002
Ratio to average net assets (5):
Expenses net of waiver, before incentive fees	5.46%	5.11%	5.78%	9.75%
Expenses net of waiver, after incentive fees	7.69%	6.94%	7.15%	9.75%
Expenses gross of waiver, after incentive fees	8.62%	7.86%	7.98%	10.21%
Net investment income (loss) (6)	8.93%	7.33%	5.45%	(2.45)%
Interest expense and credit facility fees	2.85%	2.37%	2.56%	2.23%
Ratios/Supplemental Data:
Asset coverage, end of period	209.97%	212.70%	209.67%	378.35%
Portfolio turnover	32.39%	26.04%	28.06%	6.43%
Total committed capital, end of year	$1,222,358	$1,174,340	$1,129,522	$877,408
Ratio of total contributed capital to total committed capital, end of year	65.50%	52.38%	31.23%	21.43%
Weighted-average shares outstanding	36,152,390	24,830,200	13,091,544	3,016,298

(1)	For the years ended December 31, 2016, 2015 and 2014, net investment income (loss) per share was calculated as net investment income (loss) for the year divided by the weighted-average number of shares outstanding for the year. For the year ended December 31, 2013, net investment income (loss) per share was calculated as net investment income (loss) for the period divided by the weighted average number of shares outstanding for the period June 5, 2013 (date of issuance of shares related to the first capital drawdown) through December 31, 2013.
(2)	For the years ended December 31, 2016, 2015 and 2014, dividends declared per share was calculated as the sum of dividends declared during the year divided by the number of shares outstanding at each respective quarter-end date (refer to Notes 9 and 12).
(3)	Increase is due to offering price of subscriptions during the year (refer to Note 9).
(4)

Total return is based on the change in net asset value per share during the year plus the declared dividends, assuming reinvestment of dividends in accordance with the dividend reinvestment plan, divided by the beginning net asset value for the year. Total return based on change in net asset value for the year ended December 31, 2013 was calculated for the period from commencement of operations through December 31, 2013.

Total return for the years ended December 31, 2016, 2015, 2014 and 2013 was inclusive of $0.01, $0.11, $0.09, and $0.32, respectively, per share increase in net asset value related to the offering price of subscriptions. Excluding the effects of the higher offering price of subscriptions, total return would have been 10.20%, 4.83%, 3.09%, and (4.50%), respectively (refer to Note 9).
(5)	The Company commenced operations on May 2, 2013; therefore, ratios to average net assets and portfolio turnover for the year ended December 31, 2013 may have been different had there been a full year of operations.
(6)	The net investment income ratio is net of the waiver of base management fees.

11. LITIGATION

The Company may become party to certain lawsuits in the ordinary course of business. The Company does not believe that the outcome of current matters, if any, will materially impact the Company or its consolidated financial statements. As of December 31, 2016 and 2015, the Company was not subject to any material legal proceedings, nor, to the Company’s knowledge, is any material legal proceeding threatened against the Company.

In addition, portfolio investments of the Company could be the subject of litigation or regulatory investigations in the ordinary course of business. The Company does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Company or these consolidated financial statements.

12. TAX

The Company has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of December 31, 2016 and 2015.

In the normal course of business, the Company is subject to examination by federal and certain state, local and foreign authorities for 2013-2016. As of December 31, 2016 and 2015, the Company had filed tax returns and therefore is subject to examination.

Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from US GAAP. As of December 31, 2016 and 2015, permanent differences primarily due to the tax treatment of passive foreign investment companies and non- deductible excise tax resulted in a net decrease in accumulated net investment loss by $13,380 and $3,559, respectively, net decrease in accumulated net realized gain by $13,302 and $3,518, respectively, and net decrease in additional paid-in capital in excess of par by $78 and $41, respectively, on the Consolidated Statements of Assets and Liabilities. Total earnings and net asset value were not affected.

The tax character of the distributions paid for the fiscal years ended December 31, 2016, 2015 and 2014 was as follows:

	For the years ended December 31,
	2016	2015	2014
Ordinary income	$63,214	$47,689	$18,162
Tax return of capital	$—	$—	$—

Income Tax Information and Distributions to Stockholders

As of December 31, 2016 and 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	2016	2015
Undistributed ordinary income	$5,365	$2,691
Other book/tax temporary differences (1)	(2,108)	(2,012)
Capital loss carryforwards	(25,414)	(2,411)
Net unrealized appreciation (depreciation) on investments (2)	(13,629)	(40,727)

Total accumulated earnings (deficit)	$(35,786)	$(42,459)

(1)	Consists of the unamortized portion of organization costs as of December 31, 2016 and 2015, respectively.
(2)	The difference between the book-basis and tax-basis unrealized appreciation (depreciation) on investments is attributable primarily to the tax treatment of passive foreign investment companies, which include the structured finance obligations.

Also, consists of book to tax difference on interest income on CLO equity investments recognized using the effective yield method for financial statement purposes.

As of December 31, 2016 and 2015, the cost of investments for federal income tax purposes and gross unrealized appreciation and depreciation on investments were as follows:

	2016	2015
Cost of investments	$1,436,387	$1,093,393
Gross unrealized appreciation on investments	22,390	5,911
Gross unrealized depreciation on investments	(36,019)	(46,638)

Net unrealized appreciation (depreciation) on investments	$(13,629)	$(40,727)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the RIC Modernization Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of December 31, 2016 and 2015, the Company did not have any pre-enactment capital loss carryforwards, and had $25,414 and $2,411, respectively, of post enactment capital loss carryforwards, $614 and $727 of which were post-enactment short-term capital loss carryforwards, respectively, and $24,800 and $1,684, of which were post-enactment long-term capital loss carryforwards, respectively.

13. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

	2016
	Q4	Q3	Q2	Q1
Total investment income	$33,156	$28,957	$25,748	$23,110
Net expenses	14,807	13,111	12,282	11,150
Net investment income (loss)	18,349	15,846	13,466	11,960
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(953)	13,324	12,485	(14,668)
Net increase (decrease) in net assets resulting from operations	17,396	29,170	25,951	(2,708)
Net asset value per share	18.32	18.38	18.02	17.66
Basic and diluted earnings per common share	$0.48	$0.78	$0.75	$(0.08)

	2015
	Q4	Q3	Q2	Q1
Total investment income	$20,685	$19,601	$15,925	$12,979
Net expenses	9,920	9,267	7,980	6,499
Net investment income (loss)	10,765	10,334	7,945	6,480
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(20,748)	(681)	1,270	3,308
Net increase (decrease) in net assets resulting from operations	(9,983)	9,653	9,215	9,788
Net asset value per share	18.14	19.02	19.09	19.05
Basic and diluted earnings per common share	$(0.34)	$0.35	$0.40	$0.50

	2014
	Q4	Q3	Q2	Q1
Total investment income	$5,885	$10,522	$9,944	$6,633
Net expenses	4,906	4,816	5,408	3,594
Net investment income (loss)	979	5,706	4,536	3,039
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(4,910)	(4,769)	56	977
Net increase (decrease) in net assets resulting from operations	(3,931)	937	4,592	4,016
Net asset value per share	18.86	19.35	19.71	19.63
Basic and diluted earnings per common share	$(0.25)	$0.07	$0.36	$0.37

14. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.

Subsequent to December 31, 2016, the Company borrowed $81,000 under the Credit Facility and SPV Credit Facility to fund investment acquisitions. The Company also voluntarily repaid $124,277 under the Credit Facility and SPV Credit Facility.

Effective January 31, 2017, TwentyEighty, Inc. (fka Miller Heiman, Inc.) completed a restructuring whereby the first lien debt held by us was converted into new term loans and equity. Such term loan investments contain cash interest and PIK provisions. As a result, we realized a loss of $7,738 during the period.

On February 28, 2017, Credit Fund issued a capital call and delivered capital drawdown notices of $3,000 to each of the Company and Credit Partners. Proceeds from the capital call were due, and the related issuance of $6,000 of subordinated loans occurred, on March 7, 2017.

On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the renewal of the Company’s Investment Advisory Agreement with the Investment Adviser and the Company’s Administration Agreement with the Administrator, each for an additional one year term.

On March 20, 2017, the Company’s Board of Directors declared a dividend of $0.41 per share, which is payable on or about April 24, 2017 to holders of record of the Company’s common stock at the close of business on March 20, 2017.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of

NF Investment Corp.

We have audited the accompanying consolidated statements of assets and liabilities of NF Investment Corp. (the “Company”), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, cash flows and changes in net assets for the years ended December 31, 2016, 2015 and 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our December 31, 2016 audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. We conducted our December 31, 2015 and 2014 audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and debt agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of NF Investment Corp. at December 31, 2016 and 2015, and the consolidated results of its operations, its cash flows, and the changes in its net assets for the years ended December 31, 2016, 2015 and 2014, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, NY

March 21, 2017

NF INVESTMENT CORP.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(dollar amounts in thousands, except per share data)

	December 31, 2016	December 31, 2015
ASSETS
Investments—non-controlled/non-affiliated, at fair value (amortized cost of $291,008 and $248,159, respectively)	$286,181	$244,283
Cash and cash equivalents	7,217	7,404
Deferred financing costs	1,084	1,510
Interest receivable	795	789
Prepaid expenses and other assets	12	14

Total assets	$295,289	$254,000

LIABILITIES
Payable for investments purchased	$3,456	$—
Secured borrowings (Note 5)	130,427	118,194
Due to Investment Adviser	41	35
Interest and credit facility fees payable (Note 5)	616	497
Management fees payable (Note 4)	180	151
Dividend payable (Note 7)	4,567	3,226
Administrative service fees payable (Note 4)	34	35
Other accrued expenses and liabilities	422	343

Total liabilities	139,743	122,481

Commitments and contingencies (Notes 6 and 9)
NET ASSETS
Common stock, $0.01 par value; 200,000,000 shares authorized; 8,156,316 shares and 6,864,244 shares, respectively, issued and outstanding	82	69
Paid-in capital in excess of par value	160,936	135,956
Offering costs	(45)	(45)
Accumulated net investment income (loss), net of cumulative dividends of $26,770 and $12,208, respectively	(600)	(638)
Accumulated net realized gain (loss)	—	53
Accumulated net unrealized appreciation (depreciation)	(4,827)	(3,876)

Total net assets	$155,546	$131,519

NET ASSETS PER SHARE	$19.07	$19.16

The accompanying notes are an integral part of these consolidated financial statements.

NF INVESTMENT CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollar amounts in thousands, except per share data)

	For the years ended December 31,
	2016	2015	2014
Investment income:
Interest income from non- controlled/non-affiliated investments	$20,209	$14,842	$6,264

Total investment income	20,209	14,842	6,264

Expenses:
Management fees (Note 4)	677	547	268
Professional fees	703	606	819
Administrative service fees (Note 4)	185	182	155
Interest expense (Note 5)	2,822	2,028	890
Credit facility fees (Note 5)	762	986	1,272
Directors’ fees and expenses	138	243	262
Other general and administrative	432	407	270

Total expenses	5,719	4,999	3,936

Net investment income (loss)	14,490	9,843	2,328
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments:
Net realized gain (loss) on investments—non-controlled/ non-affiliated	50	53	—
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	(951)	(2,562)	(1,207)

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(901)	(2,509)	(1,207)

Net increase (decrease) in net assets resulting from operations	$13,589	$7,334	$1,121

Basic and diluted earnings per common share (Note 7)	$1.79	$1.23	$0.35

Weighted-average shares of common stock outstanding—Basic and Diluted (Note 7)	7,587,210	5,980,331	3,225,083

Dividends declared per common share (Note 7)	$1.88	$1.52	$0.67

The accompanying notes are an integral part of these consolidated financial statements.

NF INVESTMENT CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollar amounts in thousands)

	For the years ended December 31,
	2016	2015	2014
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$14,490	$9,843	$2,328
Net realized gain (loss) on investments—non-controlled/non- Affiliated	50	53	—
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	(951)	(2,562)	(1,207)

Net increase (decrease) in net assets resulting from operations	13,589	7,334	1,121

Capital transactions:
Common stock issued	25,000	44,501	46,834
Dividends declared (Note 10)	(14,562)	(9,625)	(2,583)

Net increase (decrease) in net assets resulting from capital share transactions	10,438	34,876	44,251

Net increase (decrease) in net assets	24,027	42,210	45,372

Net assets at beginning of year	131,519	89,309	43,937

Net assets at end of year	$155,546	$131,519	$89,309

The accompanying notes are an integral part of these consolidated financial statements.

NF INVESTMENT CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

	For the years ended December 31,
	2016	2015	2014
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$13,589	$7,334	$1,121
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of deferred financing costs	451	531	764
Net accretion of discount on investments	(1,238)	(676)	(274)
Net realized (gain) loss on investments—non-controlled/non-affiliated	(50)	(53)	—
Net change in unrealized (appreciation) depreciation on investments—non-controlled/non-affiliated	951	2,562	1,207
Cost of investments purchased and change in payable for investments purchased	(104,787)	(121,020)	(126,824)
Proceeds from sales and repayments of investments and change in receivable for investments sold	66,682	42,262	14,910
Changes in operating assets:
Interest receivable	(6)	(367)	(225)
Prepaid expenses and other assets	2	4	5
Changes in operating liabilities:
Due to Investment Adviser	6	23	(592)
Interest and credit facility fees payable	119	159	192
Management fees payable	29	(20)	144
Administrative service fees payable	(1)	10	(49)
Other accrued expenses and liabilities	79	21	7

Net cash provided by (used in) operating activities	(24,174)	(69,230)	(109,614)

Cash flows from financing activities:
Proceeds from issuance of common stock	25,000	44,501	46,834
Borrowings on SPV Credit Facility and Credit Facility	45,449	112,200	67,000
Repayments of SPV Credit Facility and Credit Facility	(33,216)	(74,909)	(11,603)
Debt issuance costs paid	(25)	(60)	(952)
Dividends paid in cash	(13,221)	(7,646)	(1,336)

Net cash provided by (used in) financing activities	23,987	74,086	99,943

Net increase (decrease) in cash and cash equivalents	(187)	4,856	(9,671)
Cash and cash equivalents, beginning of year	7,404	2,548	12,219

Cash and cash equivalents, end of year	$7,217	$7,404	$2,548

Supplemental disclosures:
Interest paid during the year	$2,683	$1,841	$700
Dividends declared during the year	$14,562	$9,625	$2,583

The accompanying notes are an integral part of these consolidated financial statements.

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non- affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (96.36%)
Access CIG, LLC (2) (3) (5)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$6,079	$6,041	$6,079	3.91%
AF Borrower LLC (Accuvant) (2) (3) (4)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	4,028	3,981	4,028	2.59
Alpha Packaging Holdings, Inc. (2) (3) (4)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	3,774	3,771	3,774	2.43
Anaren, Inc. (2) (3) (4)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	3,170	3,150	3,170	2.04
APX Group Inc. (5) (8)	Consumer Services	6.38%	12/1/2019	2,500	2,450	2,572	1.65
Aquilex LLC (2) (3) (4)	Environmental Industries	L + 4.00% (1.00% Floor)	12/31/2020	3,212	3,209	3,207	2.06
Audax AAMP Holdings, Inc. (2) (3) (4)	Durable Consumer Goods	L + 6.00% (1.00% Floor)	6/24/2017	2,552	2,546	2,533	1.63
Brooks Equipment Company, LLC (2) (3) (4)	Construction & Building	L + 5.00% (1.00% Floor)	8/29/2020	1,674	1,664	1,671	1.07
Capstone Logistics Acquisition, Inc. (2) (3) (4)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	4,870	4,834	4,803	3.09
Captive Resources Midco, LLC (2) (3) (4) (11)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	4,150	4,097	4,144	2.66
Central Security Group, Inc. (2) (3) (4) (12)	Consumer Services	L + 5.63% (1.00% Floor)	10/6/2020	5,692	5,622	5,672	3.65
CIBT Holdings, Inc. (2) (3) (4) (11)	Transportation: Consumer	L + 5.25% (1.00% Floor)	6/28/2022	4,211	4,177	4,211	2.71
Colony Hardware Corporation (2) (3) (4)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	2,621	2,586	2,621	1.69
Cvent, Inc. (2) (3) (4)	High Tech Industries	L + 5.00% (1.00% Floor)	6/30/2023	4,000	3,960	3,996	2.57
Datapipe, Inc. (2) (3) (5) (12)	Telecommunications	L + 4.75% (1.00% Floor)	3/15/2019	4,875	4,833	4,882	3.14
Dent Wizard International Corporation (2) (3) (4) (12)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	3,374	3,359	3,374	2.17
Dimensional Dental Management, LLC (2) (3) (5) (9) (11)	Healthcare & Pharmaceuticals	L + 7.00% (1.00% Floor)	2/12/2021	2,500	2,445	2,474	1.59
Direct Travel, Inc. (2) (3) (5) (11)	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	12/1/2021	1,427	1,380	1,413	0.91
DTI Holdco, Inc. (2) (3) (4) (12)	High Tech Industries	L + 5.25% (1.00% Floor)	9/30/2023	4,988	4,939	4,913	3.16
Emerging Markets Communications, LLC (2) (3) (4) (8)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	1,970	1,811	1,970	1.27
EP Minerals, LLC (2) (3) (4)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	3,421	3,410	3,419	2.20
FCX Holdings Corp. (2) (3) (4) (12)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	3,672	3,670	3,672	2.36
Generation Brands Holdings, Inc. (2) (3) (5)	Durable Consumer Goods	L + 5.00% (1.00% Floor)	6/10/2022	4,975	4,929	5,025	3.23
Genex Holdings, Inc. (2) (3) (4) (12)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	5,007	4,977	5,002	3.22
Green Energy Partners/Stonewall LLC (2) (3) (5)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	3,400	3,374	3,400	2.19
Hummel Station LLC. (2) (3) (5) (12)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	4,000	3,860	3,840	2.47
Imagine! Print Solutions, LLC (2) (3) (4)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	3/30/2022	2,382	2,350	2,400	1.54
Imperial Bag & Paper Co. LLC (2) (3) (5) (12)	Forest Products & Paper	L + 6.00% (1.00% Floor)	1/7/2022	4,012	3,958	3,987	2.56
Indra Holdings Corp. (Totes Isotoner) (2) (3) (5)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	4,741	4,710	3,518	2.26
Integro Parent Inc. (2) (3) (4) (12)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	10/30/2022	4,951	4,830	4,853	3.12
International Medical Group, Inc. (2) (3) (5) (9)	Banking, Finance, Insurance & Real Estate	L + 6.50% (1.00% Floor)	10/30/2020	5,000	4,917	5,040	3.24
Jackson Hewitt Inc. (2) (3) (4)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	1,302	1,282	1,237	0.80
Metrogistics LLC (2) (3) (4)	Transportation: Cargo	L + 6.50% (1.00% Floor)	9/30/2022	1,800	1,775	1,787	1.15

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non- affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (96.36%) (continued)
Ministry Brands, LLC (2) (3) (5) (11)	High Tech Industries	L + 5.00% (1.00% Floor)	12/2/2022	$4,708	$4,655	$4,702	3.02%
MSX International, Inc. (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	1,962	1,950	1,962	1.26
National Technical Systems, Inc. (2) (3) (4) (11)	Aerospace & Defense	L + 6.25% (1.00% Floor)	6/12/2021	5,798	5,736	5,522	3.55
NES Global Talent Finance US LLC (United Kingdom) (2) (3) (4) (8)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	3,150	3,116	3,055	1.96
Netsmart Technologies, Inc. (2) (3) (5)	High Tech Industries	L + 4.50% (1.00% Floor)	4/19/2023	4,577	4,535	4,538	2.92
OnCourse Learning Corporation (2) (3) (4) (5) (11) (12)	Consumer Services	L + 6.50% (1.00% Floor)	9/12/2021	2,905	2,864	2,913	1.87
Paradigm Acquisition Corp. (2) (3) (5)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	4,334	4,281	4,330	2.78
Pasternack Enterprises, Inc. (Infinite RF) (2) (3) (4)	Capital Equipment	L + 5.00% (1.00% Floor)	5/27/2022	2,985	2,961	2,985	1.92
Pelican Products, Inc. (2) (3) (4)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	2,924	2,915	2,905	1.87
Plano Molding Company, LLC (2) (3) (5)	Hotel, Gaming & Leisure	L + 6.50% (1.00% Floor)	5/12/2021	3,536	3,510	3,369	2.17
PPT Management Holdings, LLC (2) (3) (5)	Healthcare & Pharmaceuticals	L + 6.00% (1.00% Floor)	12/16/2022	2,500	2,476	2,492	1.60
Premier Senior Marketing, LLC (2) (3) (5) (12)	Banking, Finance, Insurance & Real Estate	L + 5.00% (1.00% Floor)	7/1/2022	3,741	3,690	3,741	2.41
Product Quest Manufacturing LLC (2) (3) (4) (9)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	5,000	4,923	4,614	2.97
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (5)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	4,270	4,248	3,204	2.06
PSC Industrial Holdings Corp. (2) (3) (4)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	2,940	2,920	2,822	1.81
PSI Services LLC (2) (3) (4) (9) (12)	Business Services	L + 6.75% (1.00% Floor)	2/27/2021	5,681	5,558	6,042	3.88
PT Intermediate Holdings III, LLC (Parts Town) (2) (3) (4) (5) (11)	Wholesale	L + 6.50% (1.00% Floor)	6/23/2022	1,935	1,913	1,952	1.25
Q Holding Company (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	12/18/2021	3,491	3,457	3,485	2.24
Reliant Pro Rehab, LLC (2) (3) (5) (9)	Healthcare & Pharmaceuticals	L + 10.00% (1.00% Floor)	12/29/2017	2,481	2,447	2,481	1.60
Restaurant Technologies, Inc. (2) (3) (4)	Retail	L + 4.75% (1.00% Floor)	11/23/2022	3,500	3,468	3,492	2.24
SolAero Technologies Corp. (2) (3) (4) (5)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	6,527	6,482	6,270	4.03
Superior Health Linens, LLC (2) (3) (4) (5) (11)	Business Services	L + 6.50% (1.00% Floor)	9/30/2021	1,980	1,947	1,966	1.26
Teaching Strategies, LLC (2) (3) (4)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	4,454	4,442	4,454	2.86
The SI Organization, Inc. (2) (3) (4)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	5,879	5,845	5,949	3.82
The Topps Company, Inc. (2) (3) (4)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2020	4,677	4,656	4,699	3.02
Transilwrap Company, Inc. (2) (3) (4) (12)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	11/22/2019	1,762	1,754	1,761	1.13
Transilwrap Company, Inc. (2) (3) (4) (12)	Chemicals, Plastics & Rubber	L + 3.75% (1.00% Floor)	11/22/2019	4,829	4,824	4,829	3.10
Tweddle Group, Inc. (2) (3) (4)	Media: Advertising, Printing & Publishing	L + 6.00% (1.00% Floor)	10/24/2022	1,800	1,765	1,790	1.15
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2) (3) (5) (10)	Business Services	L + 6.00% (1.00% Floor)	9/30/2019	6,433	6,383	2,621	1.69
U.S. Acute Care Solutions, LLC (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	5/15/2021	5,955	5,915	5,941	3.82
U.S. Anesthesia Partners, Inc. (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	12/31/2019	2,594	2,569	2,590	1.67
U.S. Farathane, LLC (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	12/23/2021	4,950	4,904	4,950	3.18

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

Investments—non-controlled/non- affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (96.36%) (continued)
Vantage Specialty Chemicals, Inc. (2) (3) (4) (12)	Chemicals, Plastics & Rubber	L + 4.50% (1.00% Floor)	2/5/2021	$4,477	$4,447	$4,476	2.88%
Vetcor Professional Practices, LLC (2) (3) (4) (5) (11)	Consumer Services	L + 6.25% (1.00% Floor)	4/20/2021	4,763	4,691	4,791	3.08
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2) (3) (4) (8)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	2,818	2,803	2,816	1.81
Vistage Worldwide Inc. (2) (3) (4) (12)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	4,793	4,754	4,781	3.08
Vitera Healthcare Solutions, LLC (2) (3) (5)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	3,186	3,167	3,177	2.04
W/S Packaging Group, Inc. (2) (3) (4)	Containers, Packaging & Glass	L + 5.00% (1.00% Floor)	8/9/2019	4,058	4,049	3,831	2.46
Watchfire Enterprises, Inc. (2) (3) (4)	Media: Advertising, Printing & Publishing	L + 4.00% (1.00% Floor)	10/2/2020	3,342	3,334	3,342	2.15
Winchester Electronics Corporation (2) (3) (5) (11)	Capital Equipment	L + 6.50% (1.00% Floor)	6/30/2022	4,562	4,493	4,577	2.94
WIRB—Copernicus Group, Inc. (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	8/12/2022	1,995	1,979	2,013	1.29
Zest Holdings, LLC (2) (3) (4)	Durable Consumer Goods	L + 4.75% (1.00% Floor)	8/16/2020	4,822	4,818	4,849	3.12

First Lien Debt Total					$280,541	$275,766	177.29%

Second Lien Debt (3.64%)
AF Borrower LLC (Accuvant) (2) (3) (5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$2,000	$1,983	$2,000	1.29%
AmeriLife Group, LLC (2) (3) (5)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	2,000	1,966	1,921	1.23
Argon Medical Devices, Inc. (2) (3) (4)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	1,000	974	1,010	0.65
Berlin Packaging L.L.C. (2) (3) (5)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	573	570	578	0.37
Charter NEX US Holdings, Inc. (2) (3) (5)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	1,479	1,461	1,494	0.96
Genex Holdings, Inc. (2) (3) (4) (12)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	1,000	990	998	0.64
Jazz Acquisition, Inc. (Wencor) (2) (3) (5)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	800	797	665	0.43
MRI Software, LLC (2) (3) (4)	Software	L + 8.00% (1.00% Floor)	6/23/2022	1,250	1,235	1,252	0.80
Vantage Specialty Chemicals, Inc. (2) (3) (4) (12)	Chemicals, Plastics & Rubber	L + 8.75% (1.00% Floor)	2/5/2022	500	491	497	0.32

Second Lien Debt Total					$10,467	$10,415	6.69%

Total Investments—non-controlled/non-affiliated					$291,008	$286,181	183.98%

(1)	Unless otherwise indicated, issuers of debt investments held by NF Investment Corp. (together with its consolidated subsidiaries, “we,” “us,” “our,” “NFIC” or the “Company”) are domiciled in the United States. Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”), the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2016, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2016, the Company is not an “affiliated person” of any of these portfolio companies.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR (“L”) or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan, the Company has provided the interest rate in effect as of December 31, 2016. As of December 31, 2016, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 1.00%, except for those loans as indicated in Note 12 below.
(3)	Loan includes interest rate floor feature.

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

(4)	Denotes that all or a portion of the assets are owned by the Company’s wholly owned subsidiary, NFIC SPV LLC (the “SPV”). The SPV has entered into a senior secured revolving credit facility (as amended, the “SPV Credit Facility”). The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 5, Borrowings). Accordingly, such assets are not available to creditors of the Company.
(5)	Denotes that all or a portion of the assets are owned by the Company. The Company has entered into a senior secured revolving credit facility (as amended, the “Credit Facility”). The lender of the Credit Facility has a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 5, Borrowings). Accordingly, such assets are not available to creditors of the SPV.
(6)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(7)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.
(8)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(9)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders as follows: Dimensional Dental Management, LLC (4.54%), International Medical Group, Inc. (4.64%), Product Quest Manufacturing LLC (3.54%), PSI Services LLC (4.40%) and Reliant Pro Rehab, LLC (nil). Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(10)	Loan was on non-accrual status as of December 31, 2016.
(11)	As of December 31, 2016, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

Investments—non controlled/non-affiliated	Type	Unused Fee	Par/ Principal Amount	Fair Value
First Lien Debt – unfunded delayed draw and revolving term loans commitments
Captive Resources Midco, LLC	Revolver	0.50%	$268	$—
Captive Resources Midco, LLC	Delayed Draw	1.25%	446	(1)
CIBT Holdings, Inc.	Delayed Draw	1.00%	778	—
Dimensional Dental Management, LLC	Delayed Draw	1.00%	350	(6)
Direct Travel, Inc.	Delayed Draw	1.00%	1,073	(3)
Ministry Brands, LLC	Delayed Draw	1.00%	1,292	(1)
National Technical Systems, Inc.	Revolver	0.50%	469	(23)
National Technical Systems, Inc.	Delayed Draw	1.00%	1,031	(38)
OnCourse Learning Corporation	Revolver	0.50%	95	—
PT Intermediate Holdings III, LLC (Parts Town)	Revolver	0.50%	225	2
Superior Health Linens, LLC	Revolver	0.50%	282	(2)
Vetcor Professional Practices, LLC	Delayed Draw	1.00%	582	3
Winchester Electronics Corporation	Delayed Draw	1.00%	417	1

Total unfunded commitments			$7,308	$(68)

(12)	As of December 31, 2016, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.77%.

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

As of December 31, 2016, investments—non-controlled/non-affiliated, at fair value consisted of the following:

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$280,541	$275,766	96.36%
Second Lien Debt	10,467	10,415	3.64

Total	$291,008	$286,181	100.00%

Type—% of Fair Value	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$288,558	$283,609	99.10%
Fixed Rate	2,450	2,572	0.90

Total	$291,008	$286,181	100.00%

The industrial composition of investments—non-controlled/non-affiliated at fair value as of December 31, 2016 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$12,378	$12,136	4.24%
Automotive	13,670	13,771	4.81
Banking, Finance, Insurance & Real Estate	25,467	25,699	8.98
Business Services	31,767	28,635	10.00
Capital Equipment	11,124	11,234	3.93
Chemicals, Plastics & Rubber	12,977	13,057	4.57
Construction & Building	4,250	4,292	1.50
Consumer Services	15,627	15,948	5.57
Containers, Packaging & Glass	16,228	15,702	5.49
Durable Consumer Goods	12,293	12,407	4.34
Energy: Electricity	7,234	7,240	2.53
Energy: Oil & Gas	3,116	3,055	1.07
Environmental Industries	6,129	6,029	2.11
Forest Products & Paper	3,958	3,987	1.39
Healthcare & Pharmaceuticals	21,972	22,178	7.75
High Tech Industries	24,053	24,177	8.45
Hotel, Gaming & Leisure	4,890	4,782	1.67
Media: Advertising, Printing & Publishing	11,891	11,986	4.19
Metals & Mining	3,410	3,419	1.19
Non-durable Consumer Goods	9,366	8,217	2.87
Retail	4,750	4,729	1.65
Software	1,235	1,252	0.44
Telecommunications	16,276	16,292	5.69
Transportation: Cargo	6,609	6,590	2.30
Transportation: Consumer	4,177	4,211	1.47
Wholesale	6,161	5,156	1.80

Total	$291,008	$286,181	100.00%

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2016

(dollar amounts in thousands)

The geographical composition of investments—non-controlled/non-affiliated at fair value as of December 31, 2016 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
United Kingdom	$5,919	$5,871	2.05%
United States	285,089	280,310	97.95%

Total	$291,008	$286,181	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non- affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (90.62%)
Access CIG, LLC (2) (3) (5)	Business Services	L + 5.00% (1.00% Floor)	10/17/2021	$6,141	$6,095	$6,064	4.61%
AF Borrower LLC (Accuvant) (2) (3) (4)	High Tech Industries	L + 5.25% (1.00% Floor)	1/28/2022	4,069	4,014	3,957	3.01
Alpha Packaging Holdings, Inc. (2) (3) (4)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	5/12/2020	3,803	3,800	3,727	2.83
Anaren, Inc. (2) (3) (4)	Telecommunications	L + 4.50% (1.00% Floor)	2/18/2021	3,203	3,178	3,138	2.39
APX Group, Inc. (5) (8)	Consumer Services	6.38%	12/1/2019	2,500	2,437	2,394	1.82
Aquilex LLC (2) (3) (4) (12)	Environmental Industries	L + 4.00% (1.00% Floor)	12/31/2020	3,430	3,426	3,328	2.53
Audax AAMP Holdings, Inc. (2) (3) (4)	Durable Consumer Goods	L + 5.50% (1.00% Floor)	6/24/2017	2,699	2,682	2,665	2.03
Blue Bird Body Company (2) (3) (4) (8)	Transportation: Consumer	L + 5.50% (1.00% Floor)	6/26/2020	3,164	3,037	3,120	2.37
Brooks Equipment Company, LLC (2) (3) (4)	Construction & Building	L + 5.35% (1.00% Floor)	8/29/2020	1,802	1,790	1,774	1.35
Capstone Logistics Acquisition, Inc. (2) (3) (4) (12)	Transportation: Cargo	L + 4.50% (1.00% Floor)	10/7/2021	4,938	4,896	4,783	3.64
Captive Resources Midco LLC (2) (3) (4) (11)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	6/30/2020	4,193	4,127	4,128	3.14
Castle Management Borrower LLC (Highgate Hotels L.P.) (2) (3) (4)	Hotel, Gaming & Leisure	L + 4.50% (1.00% Floor)	9/18/2020	2,470	2,452	2,384	1.81
Central Security Group, Inc. (2) (3) (4)	Consumer Services	L + 5.25% (1.00% Floor)	10/6/2020	4,950	4,889	4,777	3.63
Colony Hardware Corporation (2) (3) (5)	Construction & Building	L + 6.00% (1.00% Floor)	10/23/2021	2,000	1,968	1,979	1.50
CRCI Holdings, Inc. (CLEAResult Consulting, Inc.) (2) (3) (4) (12)	Utilities: Electric	L + 4.25% (1.00% Floor)	7/10/2019	1,970	1,964	1,901	1.44
Dent Wizard International Corporation (2) (3) (4)	Automotive	L + 4.75% (1.00% Floor)	4/7/2020	3,651	3,631	3,549	2.70
Emerging Markets Communications, LLC (2) (3) (4)	Telecommunications	L + 5.75% (1.00% Floor)	7/1/2021	1,990	1,803	1,876	1.43
EP Minerals, LLC (2) (3) (4)	Metals & Mining	L + 4.50% (1.00% Floor)	8/20/2020	3,456	3,443	3,389	2.58
FCX Holdings Corp. (2) (3) (4) (12)	Capital Equipment	L + 4.50% (1.00% Floor)	8/4/2020	3,743	3,741	3,674	2.79
Genex Holdings, Inc. (2) (3) (4) (12)	Banking, Finance, Insurance & Real Estate	L + 4.25% (1.00% Floor)	5/30/2021	2,652	2,641	2,602	1.98
Green Energy Partners/Stonewall LLC (2) (3) (5)	Energy: Electricity	L + 5.50% (1.00% Floor)	11/13/2021	3,400	3,370	3,350	2.54
Hummel Station LLC (2) (3) (5) (12)	Energy: Electricity	L + 6.00% (1.00% Floor)	10/27/2022	4,000	3,843	3,915	2.98
Indra Holdings Corp. (Totes Isotoner) (2) (3) (5)	Non-durable Consumer Goods	L + 4.25% (1.00% Floor)	5/1/2021	4,762	4,724	4,606	3.50
International Medical Group, Inc. (2) (3) (5) (9)	Banking, Finance, Insurance & Real Estate	L + 4.75% (1.00% Floor)	10/30/2020	5,000	4,903	5,046	3.84
Integro Parent Inc (2) (3) (4) (12)	Banking, Finance, Insurance & Real Estate	L + 5.75% (1.00% Floor)	10/30/2022	5,000	4,815	4,839	3.68
InterWrap Corp. (Canada) (2) (3) (4) (8)	Construction & Building	L + 4.25% (1.00% Floor)	11/1/2018	1,910	1,900	1,877	1.43
Jackson Hewitt Inc. (2) (3) (4)	Retail	L + 7.00% (1.00% Floor)	7/30/2020	2,200	2,159	2,170	1.65
Language Line, LLC (2) (3) (4) (12)	Telecommunications	L + 5.50% (1.00% Floor)	7/7/2021	4,779	4,735	4,739	3.60
Ministry Brands, LLC (2) (3) (10) (11)	High Tech Industries	L + 7.00% (1.00% Floor)	11/20/2021	3,742	3,703	3,607	2.74
Ministry Brands, LLC (2) (3) (9) (11)	High Tech Industries	L + 7.00% (1.00% Floor)	11/20/2021	919	905	915	0.70
MSX International, Inc. (2) (3) (4)	Automotive	L + 5.00% (1.00% Floor)	8/21/2020	2,085	2,069	2,023	1.54
National Technical Systems, Inc. (2) (3) (11)	Aerospace & Defense	L + 6.00% (1.00% Floor)	6/12/2021	5,985	5,909	5,751	4.37
NES Global Talent Finance US LLC (United Kingdom) (2) (3) (4) (8)	Energy: Oil & Gas	L + 5.50% (1.00% Floor)	10/3/2019	3,325	3,280	3,172	2.41

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non- affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
First Lien Debt (90.62%) (continued)
Paradigm Acquisition Corp. (2) (3) (5)	Business Services	L + 5.00% (1.00% Floor)	6/2/2022	$4,378	$4,316	$4,285	3.26%
Pelican Products, Inc. (2) (3) (4)	Containers, Packaging & Glass	L + 4.25% (1.00% Floor)	4/11/2020	2,990	2,979	2,848	2.16
Phillips-Medisize Corporation (2) (3) (4)	Chemicals, Plastics & Rubber	L + 3.75% (1.00% Floor)	6/16/2021	2,463	2,442	2,392	1.82
Plano Molding Company, LLC (2) (3) (5)	Hotel, Gaming & Leisure	L + 6.00% (1.00% Floor)	5/12/2021	4,378	4,340	4,240	3.22
Product Quest Manufacturing LLC (2) (3) (4) (9)	Containers, Packaging & Glass	L + 5.75% (1.00% Floor)	9/9/2020	5,000	4,907	4,966	3.78
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC) (2) (3) (5)	Wholesale	L + 4.50% (1.00% Floor)	1/28/2020	4,315	4,286	3,850	2.93
PSC Industrial Holdings Corp. (2) (3) (4)	Environmental Industries	L + 4.75% (1.00% Floor)	12/5/2020	2,970	2,945	2,906	2.21
PSI Services LLC (2) (3) (4) (9)	Business Services	L + 7.00% (1.00% Floor)	2/27/2021	4,600	4,482	4,691	3.57
RCHP, Inc. (Regionalcare) (2) (3) (4)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	4/23/2019	6,537	6,489	6,406	4.87
SolAero Technologies Corp. (2) (3) (4) (12)	Telecommunications	L + 4.75% (1.00% Floor)	12/10/2020	3,609	3,582	3,504	2.66
SolAero Technologies Corp. (2) (3) (5) (12)	Telecommunications	L + 5.25% (1.00% Floor)	12/10/2020	3,002	2,976	2,931	2.23
Synarc -Biocore Holdings, LLC (2) (3) (4)	Healthcare & Pharmaceuticals	L + 4.50% (1.00% Floor)	3/10/2021	4,421	4,387	4,200	3.19
Systems Maintenance Services Holding, Inc. (2) (3) (4)	High Tech Industries	L + 4.00% (1.00% Floor)	10/18/2019	3,197	3,189	3,142	2.39
TASC, Inc. (2) (3) (4) (8)	Aerospace & Defense	L + 6.00% (1.00% Floor)	5/23/2020	4,588	4,428	4,479	3.41
Teaching Strategies, LLC (2) (3) (4) (12)	Media: Advertising, Printing & Publishing	L + 5.50% (0.50% Floor)	10/1/2019	4,681	4,665	4,645	3.53
The Hygenic Corporation (Performance Health) (2) (3) (4) (12)	Non-durable Consumer Goods	L + 5.00% (1.00% Floor)	10/11/2020	3,980	3,930	3,842	2.92
The SI Organization, Inc (2) (3) (4)	Aerospace & Defense	L + 4.75% (1.00% Floor)	11/23/2019	4,389	4,358	4,362	3.32
The Topps Company, Inc. (2) (3) (4)	Non-durable Consumer Goods	L + 6.00% (1.25% Floor)	10/2/2018	3,988	3,964	3,988	3.03
Transilwrap Company, Inc. (2) (3) (4) (12)	Chemicals, Plastics & Rubber	L + 4.00% (1.00% Floor)	11/22/2019	4,879	4,872	4,783	3.64
TwentyEighty, Inc. (fka Miller Heiman, Inc.) (2) (3) (4)	Business Services	L + 5.75% (1.00% Floor)	9/30/2019	6,562	6,497	5,810	4.42
U.S. Farathane, LLC (2) (3) (4)	Automotive	L + 5.75% (1.00% Floor)	12/23/2021	3,183	3,126	3,135	2.38
Vetcor Professional Practices LLC (2) (3) (4) (11)	Consumer Services	L + 6.00% (1.00% Floor)	4/20/2021	2,111	2,092	2,101	1.60
Violin Finco S.A.R.L. (Alexander Mann Solutions) (United Kingdom) (2) (3) (4) (8)	Business Services	L + 4.75% (1.00% Floor)	12/20/2019	3,151	3,129	3,147	2.39
Vistage Worldwide, Inc. (2) (3) (4) (12)	Business Services	L + 5.50% (1.00% Floor)	8/19/2021	4,969	4,922	4,918	3.74
Vitera Healthcare Solutions LLC. (2) (3) (5)	Healthcare & Pharmaceuticals	L + 5.00% (1.00% Floor)	11/4/2020	3,303	3,279	3,187	2.42
W/S Packaging Group, Inc. (2) (3) (4)	Containers, Packaging & Glass	L + 4.00% (1.00% Floor)	8/9/2019	4,091	4,080	3,996	3.04
Watchfire Enterprises, Inc (2) (3) (4)	Media: Advertising, Printing & Publishing	L + 4.00% (1.00% Floor)	10/2/2020	3,421	3,412	3,348	2.55
Zest Holdings, LLC (2) (3) (4)	Durable Consumer Goods	L + 4.00% (1.00% Floor)	8/16/2020	4,091	4,091	4,050	3.08

First Lien Debt Total					$224,494	$221,371	168.32%

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

Investments—non-controlled/non- affiliated (1)	Industry	Interest Rate (2)	Maturity Date	Par/ Principal Amount	Amortized Cost (6)	Fair Value (7)	Percentage of Net Assets
Second Lien Debt (9.38%)
AF Borrower LLC (Accuvant) (2) (3) (5)	High Tech Industries	L + 9.00% (1.00% Floor)	1/30/2023	$2,000	$1,982	$1,917	1.46%
Allied Security Holdings LLC. (2) (3) (5)	Business Services	L + 7.00% (1.00% Floor)	8/13/2021	2,000	1,987	1,865	1.42
AmeriLife Group, LLC (2) (3) (5)	Banking, Finance, Insurance & Real Estate	L + 8.75% (1.00% Floor)	1/10/2023	2,000	1,962	1,960	1.49
Argon Medical Devices Inc. (2) (3) (4)	Healthcare & Pharmaceuticals	L + 9.50% (1.00% Floor)	6/23/2022	1,000	971	973	0.74
Berlin Packaging L.L.C (2) (3) (5) (12)	Containers, Packaging & Glass	L + 6.75% (1.00% Floor)	10/1/2022	1,800	1,788	1,701	1.29
Charter NEX US Holdings Inc. (2) (3) (5)	Chemicals, Plastics & Rubber	L + 8.25% (1.00% Floor)	2/5/2023	2,000	1,973	1,892	1.44
Creganna Finance (US) LLC (Ireland) (2) (3) (5) (8)	Healthcare & Pharmaceuticals	L + 8.00% (1.00% Floor)	6/1/2022	2,100	2,082	2,066	1.57
DiversiTech Corporation (2) (3) (5)	Capital Equipment	L + 8.00% (1.00% Floor)	11/19/2022	1,600	1,580	1,549	1.18
Genex Holdings, Inc. (2) (3) (4)	Banking, Finance, Insurance & Real Estate	L + 7.75% (1.00% Floor)	5/30/2022	1,000	988	925	0.70
Genoa, a QoL Healthcare Company, LLC (2) (3) (5)	Retail	L + 7.75% (1.00% Floor)	4/28/2023	2,100	2,080	2,020	1.54
Jazz Acquisition, Inc. (Wencor) (2) (3) (5)	Aerospace & Defense	L + 6.75% (1.00% Floor)	6/19/2022	800	796	688	0.52
MRI Software LLC (2) (3) (4) (12)	Software	L + 8.00% (1.00% Floor)	6/23/2022	1,250	1,233	1,210	0.92
Phillips-Medisize Corporation (2) (3) (5)	Chemicals, Plastics & Rubber	L + 7.25% (1.00% Floor)	6/16/2022	1,500	1,488	1,410	1.07
Prime Security Services Borrower, LLC (Protection One Inc.) (2) (3) (5)	Consumer Services	L + 8.75% (1.00% Floor)	7/1/2022	1,300	1,282	1,217	0.93
TASC, Inc. (4) (8)	Aerospace & Defense	12.00%	5/21/2021	1,500	1,473	1,519	1.15

Second Lien Debt Total					$23,665	$22,912	17.42%

Total Investments—non-controlled/non-affiliated					$248,159	$244,283	185.74%

(1)	Unless otherwise indicated, issuers of debt investments held by NFIC are domiciled in the United States. Under the Investment Company Act the Company would be deemed to “control” a portfolio company if the Company owned more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. As of December 31, 2015, the Company does not “control” any of these portfolio companies. Under the Investment Company Act, the Company would be deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2015, the Company is not an “affiliated person” of any of these portfolio companies.
(2)	Variable rate loans to the portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate base rate (commonly based on the Federal Funds Rate or the U.S. Prime Rate), which generally resets quarterly. For each such loan, the Company has provided the interest rate in effect as of December 31, 2015. As of December 31, 2015, all of our LIBOR loans were indexed to the 90-day LIBOR rate at 0.61%, except for those loans as indicated in Note 12 below.
(3)	Loan includes interest rate floor feature.
(4)	Denotes that all or a portion of the assets are owned by the SPV. The SPV has entered into the SPV Credit Facility. The lenders of the SPV Credit Facility have a first lien security interest in substantially all of the assets of the SPV (see Note 5, Borrowings). Accordingly, such assets are not available to creditors of the Company.
(5)	Denotes that all or a portion of the assets are owned by the Company. The Company has entered into the Credit Facility. The lender of the Credit Facility has a first lien security interest in substantially all of the portfolio investments held by the Company (see Note 5, Borrowings). Accordingly, such assets are not available to creditors of the SPV.
(6)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(7)	Fair value is determined in good faith by or under the direction of the Board of Directors of the Company (see Note 2, Significant Accounting Policies, and Note 3, Fair Value Measurements), pursuant to the Company’s valuation policy.
(8)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

(9)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(10)	The Company receives less than the stated interest rate of this loan as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(11)	As of December 31, 2015, the Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans:

Investments—non controlled/non-affiliated	Type	Unused Fee	Par/Principal Amount	Fair Value
First Lien Debt—unfunded delayed draw and revolving term loans commitments
Captive Resources Midco, LLC	Revolver	0.50%	$268	$(4)
Captive Resources Midco, LLC	Delayed Draw	1.25%	446	(6)
Ministry Brands, LLC (First Lien/First Out)	Delayed Draw	1.00%	258	(9)
Ministry Brands, LLC (First Lien/Last Out)	Delayed Draw	1.00%	81	—
National Technical Systems, Inc.	Revolver	0.50%	469	(18)
National Technical Systems, Inc.	Delayed Draw	1.00%	1,031	(32)
Vetcor Professional Practices LLC	Delayed Draw	1.00%	281	(1)

Total unfunded commitments			$2,834	$(70)

(12)	As of December 31, 2015, this LIBOR loan was indexed to the 30-day LIBOR rate at 0.43%.

As of December 31, 2015, investments—non-controlled/non-affiliated, at fair value consisted of the following:

Type % of Fair Value	Amortized Cost	Fair Value	% of Fair Value
First Lien Debt	$224,494	$221,371	90.62%
Second Lien Debt	23,665	22,912	9.38

Total	$248,159	$244,283	100.00%

Type % of Fair Value	Amortized Cost	Fair Value	% of Fair Value
Floating Rate	$244,249	$240,370	98.40%
Fixed Rate	3,910	3,913	1.60

Total	$248,159	$244,283	100.00%

NF INVESTMENT CORP.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

As of December 31, 2015

(dollar amounts in thousands)

The industrial composition of investments—non-controlled/non-affiliated at fair value as of December 31, 2015 was as follows:

Industry	Amortized Cost	Fair Value	% of Fair Value
Aerospace & Defense	$16,964	$16,799	6.88%
Automotive	8,826	8,707	3.56
Banking, Finance, Insurance & Real Estate	19,436	19,500	7.98
Business Services	31,428	30,780	12.60
Capital Equipment	5,321	5,223	2.14
Chemicals, Plastics & Rubber	10,775	10,477	4.29
Construction & Building	5,658	5,630	2.30
Consumer Services	10,700	10,489	4.29
Containers, Packaging & Glass	17,554	17,238	7.06
Durable Consumer Goods	6,773	6,715	2.75
Energy: Electricity	7,213	7,265	2.97
Energy: Oil & Gas	3,280	3,172	1.30
Environmental Industries	6,371	6,234	2.55
Healthcare & Pharmaceuticals	17,208	16,832	6.89
High Tech Industries	13,793	13,538	5.54
Hotel, Gaming & Leisure	6,792	6,624	2.71
Media: Advertising, Printing & Publishing	8,077	7,993	3.27
Metals & Mining	3,443	3,389	1.39
Non-durable Consumer Goods	12,618	12,436	5.09
Retail	4,239	4,190	1.71
Software	1,233	1,210	0.50
Telecommunications	16,274	16,188	6.63
Transportation: Cargo	4,896	4,783	1.96
Transportation: Consumer	3,037	3,120	1.28
Utilities: Electric	1,964	1,901	0.78
Wholesale	4,286	3,850	1.58

Total	$248,159	$244,283	100.00%

The geographical composition of investments—non-controlled/non-affiliated at fair value as of December 31, 2015 was as follows:

Geography	Amortized Cost	Fair Value	% of Fair Value
Canada	$1,900	$1,877	0.77%
Ireland	2,082	2,066	0.84%
United Kingdom	6,409	6,319	2.59%
United States	237,768	234,021	95.80%

Total	$248,159	$244,283	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

NF INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2016

(dollar amounts in thousands, except per share data)

1. ORGANIZATION

NF Investment Corp. (together with its consolidated subsidiaries, “we,” “us,” “our,” “NFIC” or the “Company”) is a Maryland corporation formed on November 1, 2012, and structured as an externally managed, non-diversified closed-end investment company. The Company is managed by its investment adviser, Carlyle GMS Investment Management L.L.C. (“CGMSIM” or “Investment Adviser”), a wholly owned subsidiary of The Carlyle Group L.P. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”). In addition, the Company has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

The Company’s investment objective is to generate current income and capital appreciation primarily through debt investments in U.S. middle market companies, which the Company defines as companies with approximately $10 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), which the Company believes is a useful proxy for cash flow. The Company seeks to achieve its investment objective primarily through direct originations of secured debt, including first lien senior secured loans (which may include stand-alone first lien loans, first lien/last out loans and “unitranche” loans) and second lien senior secured loans (collectively, “Middle Market Senior Loans”), subject to, in the case of second lien senior secured loans, a limit of 10% of the Company’s total assets. The Middle Market Senior Loans are generally made to private U.S. middle market companies that are, in many cases, controlled by private equity firms. In addition, the Company may invest up to 10% of its total assets in high yield securities whose risk profile, as determined at the sole discretion of the Investment Adviser, is similar to or better than the risk profile of Middle Market Senior Loans. The Company expects that the composition of its portfolio will change over time given the Investment Adviser’s view on, among other things, the economic and credit environment (including with respect to interest rates) in which the Company is operating.

On August 6, 2013, the Company completed its initial closing of capital commitments (the “Initial Closing”) and subsequently commenced substantial investment operations.

NFIC is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. NFIC expects to remain an emerging growth company because it does not intend to pursue an initial public offering.

The Company is externally managed by the Investment Adviser, an investment adviser registered under the Investment Advisers Act of 1940, as amended. Carlyle GMS Finance Administration L.L.C. (the “Administrator”) provides the administrative services necessary for the Company to operate. Both the Investment Adviser and the Administrator are wholly owned subsidiaries of Carlyle Investment Management L.L.C., a subsidiary of The Carlyle Group L.P. “Carlyle” refers to The Carlyle Group L.P. and its affiliates and its consolidated subsidiaries (other than portfolio companies of its affiliated funds), a global alternative asset manager publicly traded on NASDAQ Global Select Market under the symbol “CG”. Refer to the sec.gov website for further information on Carlyle.

NFIC SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on June 18, 2013. The SPV invests in first and second lien senior secured loans. The SPV is a wholly owned subsidiary of the Company and is consolidated in these consolidated financial statements commencing from the date of its formation.

Upon the earlier of August 6, 2018 and the completion of an initial public offering by TCG BDC, Inc. (f/k/a Carlyle GMS Finance, Inc.) (“TCG BDC”) (a BDC managed by the Investment Adviser) that results in an unaffiliated public float of at least 15% of its aggregate capital commitments (a “Qualified IPO”), the Board of Directors (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve the Company. These efforts may include cash tender offers from time to time as proceeds become available. Refer to sec.gov website for further information on TCG BDC.

As a BDC, the Company is required to comply with certain regulatory requirements. As part of these requirements, the Company must not acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets (with certain limited exceptions).

To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Company generally does not have to pay corporate level taxes on any income that it distributes to stockholders, provided that the Company satisfies those requirements.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“US GAAP”). The Company is an investment company for the purposes of accounting and financial reporting in accordance with Accounting Standards Update (“ASU”) 2013-08, Financial Services—Investment Companies (“ASU 2013-08”): Amendments to the Scope, Measurement and Disclosure Requirements. The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. US GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.

The annual financial statements have been prepared in accordance with US GAAP for annual financial information and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the years presented have been included.

Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Company’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on management fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.

Investments

Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statements of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.

Cash and cash equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g. money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. The Company’s cash and cash equivalents are held with two large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.

Revenue Recognition

Interest from Investments and Realized Gain/Loss on Investments

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees, adjusted for the accretion of discounts and amortization of premiums, if any. At time of exit, the realized gain or loss on an investment is the difference between the amortized cost at time of exit and the cash received at exit using the specific identification method.

The Company may have loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of December 31, 2016 and 2015 and for the years then ended, no loans in the portfolio contained PIK provisions.

Other Income

Other income may include income such as consent, waiver, amendment, syndication and prepayment fees associated with the Company’s investment activities as well as any fees for managerial assistance services rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered. The Company may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statements of Assets and Liabilities.

Non-Accrual Income

Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of

December 31, 2016, the fair value of the loan in the portfolio on non-accrual status was $2,621, which represents approximately 0.9% of total investments at fair value. The remaining first and second lien debt investments were performing and current on their interest payments as of December 31, 2016 and for the year then ended. As of December 31, 2015, no loans in the portfolio were on non-accrual status.

SPV Credit Facility and Credit Facility Related Costs, Expenses and Deferred Financing Costs (See Note 5, Borrowings)

Interest expense and unused commitment fees on the SPV Credit Facility and Credit Facility are recorded on an accrual basis. Unused commitment fees are included in credit facility fees in the accompanying Consolidated Statements of Operations.

The SPV Credit Facility and Credit Facility are recorded at carrying value, which approximates fair value.

Deferred financing costs include capitalized expenses related to the closing or amendments of the SPV Credit Facility and Credit Facility. Amortization of deferred financing costs for each credit facility is computed on the straight-line basis over the respective term of each credit facility, except for a portion that was accelerated in connection with the amendment of the SPV Credit Facility as described in Note 5. The unamortized balance of such costs is included in deferred financing costs in the accompanying Consolidated Statements of Assets and Liabilities. The amortization of such costs is included in credit facility fees in the accompanying Consolidated Statements of Operations.

Organization and Offering Costs

The Company agreed to reimburse the Investment Adviser for initial organization and offering costs incurred on behalf of the Company up to $750. As of December 31, 2016 and 2015, $663 of organization and offering costs had been incurred by the Company since inception. The $663 of incurred organization and offering costs are allocated to all stockholders based on their respective capital commitment and are re-allocated amongst all stockholders at the time of each capital drawdown subsequent to the Initial Closing. The Company’s organization costs incurred are expensed and the offering costs are charged against equity when incurred.

Income Taxes

For federal income tax purposes, the Company has elected to be treated as a RIC under the Code, and intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Company is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.

The minimum distribution requirements applicable to RICs require the Company to distribute to its stockholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

In addition, based on the excise distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed. The Company intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.

The SPV is a disregarded entity for tax purposes and is consolidated with the tax return of the Company.

Capital Calls and Dividends and Distributions to Common Stockholders

The Company records the shares issued in connection with capital calls as of the effective date of the capital call. To the extent that the Company has taxable income available, the Company intends to make quarterly distributions to its common stockholders. Dividends and distributions to common stockholders are recorded on the record date and paid in cash. The amount to be distributed is determined by the Board of Directors each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Company may decide to retain such capital gains for investment.

Functional Currency

The functional currency of the Company is the U.S. Dollar and all transactions were in U.S. Dollars.

Recent Accounting Standards Updates

On April 7, 2015, the Financial Accounting Standards Board issued ASU 2015-3, Interest—Imputation of Interest (Subtopic 835-30)—Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-3”). ASU 2015-3 requires debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts and premiums. This guidance was effective for the Company on January 1, 2016 and the ASU requires the guidance to be applied on a retrospective basis. The Company adopted the new accounting guidance and it did not have a material impact on the Company’s consolidated financial statements upon adoption.

In August 2015, the Financial Accounting Standards Board issued ASU 2015-15, Interest—Imputation of Interest (Sub-topic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements (“ASU 2015-15”). ASU 2015-03 does not address presentation or subsequent measurement of debt issuance costs related to line-of-credit arrangements. In accordance with ASU 2015-15, an entity may defer and present debt issuance costs as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. This guidance was effective for the Company on January 1, 2016. The Company adopted the new accounting guidance and it did not have a material impact on the Company’s consolidated financial statements.

3. FAIR VALUE MEASUREMENTS

The Company applies fair value accounting in accordance with the terms of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Company values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Company may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Company determines whether the quote obtained is sufficient according to US GAAP to determine the fair value of the security. The Company may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.

Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Adviser or the Company’s Board of Directors, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The process generally used to determine the applicable value is as follows: (i) the value of each portfolio company or investment is initially reviewed by the investment professionals responsible for such portfolio company or investment and, for non-traded investments, a standardized template designed to approximate fair market value based on observable market inputs, updated credit statistics and unobservable inputs is used to determine a preliminary value, which is also reviewed alongside consensus pricing, where available; (ii) preliminary valuation conclusions are documented and reviewed by a valuation committee comprised of members of senior management; (iii) the Board of Directors engages a third-party valuation firm to provide positive assurance on portions of the Middle Market Senior Loans portfolio each quarter (such that each non-traded investment is reviewed by a third-party valuation firm at least once on a rolling twelve month basis) including a review of management’s preliminary valuation and conclusion on fair value; (iv) the Audit Committee of the Board of Directors (the “Audit Committee”) reviews the assessments of the Investment Adviser and the third-party valuation firm and provides the Board of Directors with any recommendations with respect to changes to the fair value of each investment in the portfolio; and (v) the Board of Directors discusses the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Investment Adviser and, where applicable, the third-party valuation firm.

All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	call features, put features and other relevant terms of debt;

•	the portfolio company’s leverage and ability to make payments;

•	the portfolio company’s public or private credit rating;

•	the portfolio company’s actual and expected earnings and discounted cash flow;

•	prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;

•	the markets in which the portfolio company does business and recent economic and/or market events; and

•	comparisons to comparable transactions and publicly traded securities.

Investment performance data utilized are the most recently available financial statements and compliance certificates received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of December 31, 2016, 2015 and 2014.

US GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:

•	Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably impact the quoted price.

•	Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

•	Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are in this category generally include investments in privately-held entities, CLOs, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Investment Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Transfers between levels, if any, are recognized at the beginning of the year in which the transfers occur. For the years ended December 31, 2016 and 2015, there were no transfers between levels.

The following tables summarize the Company’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of December 31, 2016 and 2015:

	December 31, 2016
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$2,572	$273,194	$275,766
Second Lien Debt	—	—	10,415	10,415

Total	$—	$2,572	$283,609	$286,181

	December 31, 2015
	Level 1	Level 2	Level 3	Total
Assets
First Lien Debt	$—	$2,394	$218,977	$221,371
Second Lien Debt	—	—	22,912	22,912

Total	$—	$2,394	$241,889	$244,283

The changes in the Company’s investments at fair value for which the Company has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	Financial Assets For the year ended December 31, 2016
	First Lien Debt	Second Lien Debt	Total
Balance, beginning of year	$218,977	$22,912	$241,889
Purchases	107,753	490	108,243
Sales	(4,013)	(2,806)	(6,819)
Paydowns	(48,842)	(11,021)	(59,863)
Realized gains (losses)	45	5	50
Accretion of discount	1,091	134	1,225
Net change in unrealized appreciation (depreciation)	(1,817)	701	(1,116)

Balance, end of year	$273,194	$10,415	$283,609

Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of December 31, 2016 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(2,367)	$347	$(2,020)

	Financial Assets For the year ended December 31, 2015
	First Lien Debt	Second Lien Debt	Total
Balance, beginning of year	$167,354	$12,328	$179,682
Purchases	95,225	11,077	106,302
Paydowns	(42,262)	—	(42,262)
Realized gains (losses)	53	—	53
Accretion of discount	644	17	661
Net change in unrealized appreciation (depreciation)	(2,037)	(510)	(2,547)

Balance, end of year	$218,977	$22,912	$241,889

Net change in unrealized appreciation (depreciation) included in earnings related to investments still held as of December 31, 2015 included in net change in unrealized appreciation (depreciation) on investments non-controlled/non-affiliated on the Consolidated Statements of Operations	$(2,206)	$(510)	$(2,716)

The Company generally uses the following framework when determining the fair value of investments that are categorized as Level 3:

Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Company carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.

Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.

Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using an average of two market-based methodologies. Investments in debt securities may also be valued using consensus pricing.

The following tables summarize the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of December 31, 2016 and 2015:

	Fair Value as of December 31, 2016	Valuation Techniques	Significant Unobservable Inputs	Range
				Low	High	Weighted Average
Investments in First Lien Debt	$233,006	Discounted Cash Flow	Discount Rate	4.50%	16.33%	6.96%
	40,188	Consensus Pricing	Indicative Quotes	40.75%	106.36%	96.10%

Total First Lien Debt	$273,194

Investments in Second Lien Debt	$7,172	Discounted Cash Flow	Discount Rate	8.56%	11.05%	9.60%
	3,243	Consensus Pricing	Indicative Quotes	83.17%	100.88%	96.70%

Total Second Lien Debt	$10,415

Total Debt	$283,609

Total Level 3 Investments	$283,609

	Fair Value as of December 31, 2015			Range
		Valuation Techniques	Significant Unobservable Inputs	Low	High	Weighted Average
Investments in First Lien Debt	$164,534	Discounted Cash Flow	Discount Rate	5.09%	13.37%	7.67%
	54,443	Consensus Pricing	Indicative Quotes	96.50%	99.38%	98.07%

Total First Lien Debt	$218,977

Investments in Second Lien Debt	$14,350	Discounted Cash Flow	Discount Rate	9.37%	11.99%	10.56%
	8,562	Consensus Pricing	Indicative Quotes	93.25%	101.25%	96.28%

Total Second Lien Debt	$22,912

Total Debt	$241,889

Total Level 3 Investments	$241,889

The significant unobservable inputs used in the fair value measurement of the Company’s investments in first and second lien debt securities are discount rates and indicative quotes. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.

Financial instruments disclosed but not carried at fair value

The following table presents the carrying value and fair value of the Company’s secured borrowings disclosed but not carried at fair value as of December 31, 2016 and 2015:

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Secured borrowings	$130,427	$130,427	$118,194	$118,194

Total	$130,427	$130,427	$118,194	$118,194

The carrying values of the secured borrowings approximate their respective fair values and are categorized as Level 3 within the hierarchy. Secured borrowings are valued generally using discounted cash flow analysis.

The significant unobservable inputs used in the fair value measurement of the Company’s secured borrowings are discount rates. Significant increases in discount rates would result in a significantly lower fair value measurement.

The carrying value of other financial assets and liabilities approximates their fair value based on the short term nature of these items.

4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On July 10, 2013, the Company’s Board of Directors, including a majority of the directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”), approved an investment advisory agreement (the “Investment Advisory Agreement”) between the Company and the Investment Adviser in accordance with, and on the basis of an evaluation satisfactory to such directors as required by, Section 15(c) of the Investment Company Act. The initial term of the Investment Advisory Agreement is two years from July 10, 2013 and, unless terminated earlier, the Investment Advisory Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Directors and by the vote of a majority of the Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Investment Advisory Agreement for a one year period. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of Directors, the Investment Adviser provides investment advisory services to the Company. For providing these services, the Investment Adviser receives management fees from the Company.

The management fee is calculated and payable quarterly in arrears at an annual rate of 0.25% of the average value of the gross assets of the Company at the end of the two most recently completed fiscal quarters, excluding any cash and cash equivalents and including assets acquired with leverage from use of the SPV Credit Facility and Credit Facility (see Note 5, Borrowings). For purposes of this calculation, cash and cash equivalents include any temporary investments in cash-equivalents, U.S. government securities and other high quality investment grade debt investments that mature in 12 months or less from the date of investment. The management fee for any partial quarter is prorated.

For the years ended December 31, 2016, 2015 and 2014, management fees were $677, $547, and $268 respectively, which were included in management fees in the accompanying Consolidated Statements of Operations.

As of December 31, 2016 and 2015, $180 and $151, respectively, was included in management fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

On July 10, 2013, the Investment Adviser entered into a personnel agreement with The Carlyle Group Employee Co., L.L.C. (“Carlyle Employee Co.”), an affiliate of the Investment Adviser, pursuant to which Carlyle Employee Co. provides the Investment Adviser with access to investment professionals.

Administration Agreement

On July 10, 2013, the Company’s Board of Directors approved an administration agreement (the “Administration Agreement”) between the Company and the Administrator. Pursuant to the Administration Agreement, the Administrator provides services and receives reimbursements equal to an amount that reimburses the Administrator for its costs and expenses and the Company’s allocable portion of overhead incurred by the

Administrator in performing its obligations under the Administration Agreement, including the Company’s allocable portion of the compensation paid to or compensatory distributions received by the Company’s officers (including the Chief Compliance Officer and Chief Financial Officer) and respective staff who provide services to the Company, operations staff who provide services to the Company, and any internal audit staff, to the extent internal audit performs a role in the Company’s Sarbanes-Oxley Act internal control assessment. Reimbursement under the Administration Agreement occurs quarterly in arrears.

The initial term of the Administration Agreement is two years from July 10, 2013 and, unless terminated earlier, the Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by a majority vote of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the continuance of the Administration Agreement for a one year period. The Administration Agreement may not be assigned by a party without the consent of the other party and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party.

For the years ended December 31, 2016, 2015 and 2014, the Company incurred $185, $182 and $155, respectively, in fees under the Administrative Agreement, which were included in administrative service fees in the accompanying Consolidated Statements of Operations. As of December 31, 2016 and 2015, $34 and $35, respectively, was unpaid and included in administrative service fees payable in the accompanying Consolidated Statements of Assets and Liabilities.

Sub-Administration Agreements

On July 10, 2013, the Administrator entered into sub-administration agreements with Carlyle Employee Co. and CELF Advisors LLP (“CELF”) (the “Carlyle Sub-Administration Agreements”). Pursuant to the Carlyle Sub-Administration Agreements, Carlyle Employee Co. and CELF provide the Administrator with access to personnel.

On July 10, 2013, the Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street” and, such agreement, the “State Street Sub-Administration Agreement” and, together with the Carlyle Sub-Administration Agreements, the “Sub-Administration Agreements”). On March 11, 2015, the Company’s Board of Directors, including a majority of the Independent Directors, approved an amendment to the State Street Sub-Administration Agreement. The initial term of the State Street Sub-Administration Agreement ends on April 1, 2017 and, unless terminated earlier, the State Street Sub-Administration Agreement will renew automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s Independent Directors. The State Street Sub-Administration Agreement may be terminated upon at least 60 days’ written notice and without penalty by the vote of a majority of the outstanding securities of the Company, or by the vote of the Board of Directors or by either party to the State Street Sub-Administration Agreement.

For the years ended December 31, 2016, 2015 and 2014, fees incurred in connection with the State Street Sub-Administration Agreement, which amounted to $241, $201 and $86, respectively, were included in other general and administrative in the accompanying Consolidated Statements of Operations. As of December 31, 2016 and 2015, $60 was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities.

Placement Fees

On July 10, 2013, the Company entered into a placement fee arrangement with TCG Securities, L.L.C. (“TCG”), a licensed broker-dealer and an affiliate of the Investment Adviser, which may require stockholders to pay a placement fee to TCG for TCG’s services.

For the years ended December 31, 2016, 2015 and 2014, TCG did not earn or receive any placement fees from the Company’s stockholders in connection with the issuance or sale of the Company’s common stock.

Board of Directors

The Company’s Board of Directors currently consists of five members, three of whom are Independent Directors. The Board of Directors has established an Audit Committee consisting of its Independent, and may establish additional committees in the future . For the years ended December 31, 2016, 2015 and 2014, the Company incurred $138, $243 and $262, respectively, in fees and expenses associated with its Independent Directors and Audit Committee. As of December 31, 2016 and 2015, $0 was unpaid and included in other accrued expenses and liabilities in the accompanying Consolidated Statements of Assets and Liabilities. As of December 31, 2016 and 2015, current directors had no capital commitments to the Company.

5. BORROWINGS

In accordance with the Investment Company Act, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 200% after such borrowing. As of December 31, 2016 and 2015, asset coverage was 219.26% and 211.27%, respectively. During the years ended December 31, 2016, 2015 and 2014, there were secured borrowings of $45,449, $112,200 and $67,000, respectively, under the SPV Credit Facility and Credit Facility and repayments of $33,216, $74,909, and $11,603, respectively, under the SPV Credit Facility and Credit Facility. As of December 31, 2016, 2015 and 2014, there was $130,427, $118,194 and $80,903 respectively, in secured borrowings outstanding.

SPV Credit Facility

The SPV closed on September 12, 2013 on the SPV Credit Facility, which was subsequently amended on July 25, 2014 and further amended on November 13, 2015 (the “Second Amendment”). Advances under the SPV Credit Facility first became available once the SPV held at least $10,500 of minimum equity in its assets. The SPV Credit Facility provides for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $120,000 (the borrowing base as calculated pursuant to the terms of the SPV Credit Facility) and the amount of net cash proceeds and unpledged capital commitments the Company has received, with an accordion feature that can, subject to certain conditions, increase the aggregate maximum credit commitment up to an amount not to exceed $262,500, subject to restrictions imposed on borrowings under the Investment Company Act and certain restrictions and conditions set forth in the SPV Credit Facility, including adequate collateral to support such borrowings. The SPV Credit Facility has a revolving period through the earlier of May 2, 2018 and the completion of a Qualified IPO by TCG BDC (with two one-year extension options, subject to the SPV’s and the lenders’ consent) and a maturity date of the earlier of May 2, 2021 or the completion of a Qualified IPO by TCG BDC (extendable in connection with an extension of the revolving period). Base rate borrowings under the SPV Credit Facility bear interest initially at the applicable commercial paper rate (if the lender is a conduit lender) or LIBOR (or, if applicable, a rate based on the prime rate or federal funds rate) plus 1.65% per year during the revolving period, with pre-determined future interest rate increases of 1.25%-2.15% over the three years following the end of the revolving period. The SPV is also required to pay an undrawn commitment fee of between 0.25% and 1.00% per year depending on the usage of the SPV Credit Facility. Payments under the SPV Credit Facility are made quarterly. The lenders have a first lien security interest on substantially all of the assets of the SPV.

As part of the SPV Credit Facility, the SPV is subject to limitations as to how borrowed funds may be used and the types of loans that are eligible to be acquired by the SPV including, but not limited to, restrictions on sector and geographic concentrations, loan size, payment frequency, tenor and minimum investment ratings (or estimated ratings). In addition, borrowed funds are intended to be used primarily to purchase first lien loan assets, and the SPV is limited in its ability to purchase certain other assets (including, but not limited to, second lien loans, covenant-lite loans, revolving and delayed draw loans and discount loans) and other assets are not permitted to be purchased (including, but not limited to paid-in-kind loans). The SPV Credit Facility has certain requirements relating to interest coverage, collateral quality and portfolio performance, including limitations on delinquencies and charge offs, certain violations of which could result in the immediate acceleration of the amounts due under the SPV Credit Facility. The SPV Credit Facility is also subject to a borrowing base that applies different advance rates to assets held by the SPV based generally on the fair market value of such assets. Under certain circumstances as set forth in the SPV Credit Facility, the Company could be obliged to repurchase loans from the SPV.

Related to the Second Amendment, which reduced the maximum commitments under the SPV Credit Facility, $167 of deferred financing costs (representing the prorated financing costs related to the reduction in commitments) were immediately expensed on November 13, 2015 in lieu of continuing to amortize over the term of the SPV Credit Facility.

As of December 31, 2016 and 2015, the SPV was in compliance with all covenants and other requirements of the SPV Credit Facility.

Credit Facility

The Company closed on March 27, 2014 on the Credit Facility, which was subsequently amended on August 22, 2014, December 12, 2014 and further amended on August 31, 2016. The maximum principal amount of the Credit Facility is $50,000, subject to availability under the Credit Facility, which is based on certain advance rates multiplied by the value of the Company’s portfolio investments net of certain other indebtedness that the Company may incur in accordance with the terms of the Credit Facility. Proceeds of the Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. Maximum capacity under the Credit Facility may be increased to $125,000 through the exercise by the Company of an uncommitted accordion feature through which existing and new lenders may, at their option, agree to provide additional financing. The Credit Facility includes a $10,000 limit for swingline loans and a $5,000 limit for letters of credit. The Company may borrow amounts in U.S. dollars, subject to the satisfaction of certain conditions, including certain collateral quality tests. The availability period under the Credit Facility will terminate on May 2, 2018 or earlier under certain conditions specified in the Credit Facility (the “Commitment Termination Date”) and the Credit Facility will mature on March 27, 2020 (the “Maturity Date”). During the period from the Commitment Termination Date to the Maturity Date, the Company will be obligated to make mandatory prepayments under the Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances. Amounts drawn under the Credit Facility, including amounts drawn in respect of letters of credit, will bear interest at either (a) LIBOR plus an applicable spread of (i) prior to the Commitment Termination Date, 2.25% and (ii) following the Commitment Termination Date, 2.50%, or (b) an “alternative base rate” (which is the highest of a prime rate, the federal funds effective rate plus 0.50%, or one month LIBOR plus 1.00%) plus an applicable spread of (i) prior to the Commitment Termination Date, 1.00% and (ii) following the Commitment Termination Date, 1.50%. The Company may elect either the LIBOR or the “alternative base rate” at the time of drawdown, and loans may be converted from one rate to another at any time, subject to certain conditions. The Company also pays a fee of 0. 50% on undrawn amounts under the Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the Credit Facility while the letter of credit is outstanding.

Subject to certain exceptions, the Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the Company and the Company’s unfunded investor equity capital commitments (provided that the amount of unfunded capital commitments ultimately available to the lenders is limited to $34,000). The pledge of unfunded investor equity capital commitments was subject to release upon the earlier of (a) the date eligible investments held by the Company are equal to or greater than $62,500 and the Credit Facility’s borrowing base equity test is satisfied and (b) the date the borrower has received equity capital contributions in an amount equal to $34,000. Such eligible investments and shareholder equity thresholds have been satisfied as of December 31, 2016 and 2015. The Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity, liquidity and interest coverage, certain limitations on the incurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature.

As of December 31, 2016 and 2015, the Company was in compliance with all covenants and other requirements of the Credit Facility.

Summary of Facilities

The facilities of the Company and the SPV consisted of the following as of December 31, 2016 and 2015:

	December 31, 2016
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$120,000	$90,427	$29,573	$7,004
Credit Facility	50,000	40,000	10,000	10,000

Total	$170,000	$130,427	$39,573	$17,004

	December 31, 2015
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
SPV Credit Facility	$120,000	$87,194	$32,806	$2,753
Credit Facility	50,000	31,000	19,000	10,526

Total	$170,000	$118,194	$51,806	$13,279

(1)	The unused portion is the amount upon which commitment fees are based.
(2)	Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios.

As of December 31, 2016 and 2015, $552 and $417, respectively, of interest expense, $19 and $61, respectively, of unused commitment fees and $45 and $19, respectively, of other fees were included in interest and credit facility fees payable. For the years ended December 31, 2016, 2015 and 2014, the weighted average interest rate was 2.32%, 1.98% and 1.97%, respectively, and average principal debt outstanding was $119,673, $101,172 and $44,558, respectively. As of December 31, 2016, 2015 and 2014, the weighted average interest rate was 2.62%, 2.04%, and 2.00%, respectively, based on floating LIBOR rates.

For the years ended December 31, 2016, 2015 and 2014, the components of interest expense and credit facility fees were as follows:

	For the years ended December 31,
	2016	2015	2014
Interest expense	$2,822	$2,028	$890
Facility unused commitment fee	242	389	442
Amortization of deferred financing costs	451	531	764
Other fees	69	66	66

Total interest expense and credit facility fees	$3,584	$3,014	$2,162

Cash paid for interest expense	$2,683	$1,841	$700

6. COMMITMENTS AND CONTINGENCIES

A summary of significant contractual payment obligations was as follows as of December 31, 2016 and 2015:

	Secured Borrowings
Payment Due by Period	December 31, 2016	December 31, 2015
Less than 1 Year	$—	$—
1-3 Years	—	—
3-5 Years	130,427	31,000
More than 5 Years	—	87,194

Total	$130,427	$118,194

In the ordinary course of its business, the Company enters into contracts or agreements that contain indemnification or warranties. Future events could occur that lead to the execution of these provisions against the Company. The Company believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown. No accrual has been made in the consolidated financial statements as of December 31, 2016 and 2015 for any such exposure.

As of December 31, 2016 and 2015, the Company had $190,077 in total capital commitments from stockholders, of which $28,541 and $53,540, respectively, was unfunded. As of December 31, 2016 and 2015, current directors had no capital commitments to the Company.

Upon the earlier of August 6, 2018 and the completion of a Qualified IPO by TCG BDC, investors will be released from any further obligation under their capital commitments to purchase additional shares of common stock, subject to certain exceptions contained in their investment subscription agreements.

The Company had the following unfunded commitments to fund delayed draw and revolving senior secured loans as of the indicated dates:

	Principal Amount as of
	December 31, 2016	December 31, 2015
Unfunded delayed draw commitments	$5,969	$2,097
Unfunded revolving term loan commitments	1,339	737

Total unfunded commitments	$7,308	$2,834

7. NET ASSETS

The Company has the authority to issue 200,000,000 shares of common stock, $0.01 per share par value.

During the year ended December 31, 2016, the Company issued 1,292,072 shares for $25,000. The following table summarizes capital activity during the year ended December 31, 2016:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	6,864,244	$69	$135,956	$(45)	$(638)	$53	$(3,876)	$131,519
Common stock issued	1,292,072	13	24,987	—	—	—	—	25,000
Net investment income (loss)	—	—	—	—	14,490	—	—	14,490
Net realized gain (loss) on investments—non-controlled/non-affiliated	—	—	—	—	—	50	—	50
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	—	—	—	—	—	—	(951)	(951)
Dividends declared	—	—	—	—	(14,512)	(50)	—	(14,562)
Tax reclassification of stockholders’ equity in accordance with US GAAP	—	—	(7)	—	60	(53)	—	—

Balance, end of year	8,156,316	$82	$160,936	$(45)	$(600)	—	$(4,827)	$155,546

During the year ended December 31, 2015, the Company issued 2,245,680 shares for $44,501. The following table summarizes capital activity during the year ended December 31, 2015:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	4,618,564	$46	$91,478	$(45)	$(856)	$—	$(1,314)	$89,309
Common stock issued	2,245,680	23	44,478	—	—	—	—	44,501
Net investment income (loss)	—	—	—	—	9,843	—	—	9,843
Net realized gain (loss) on investments—non-controlled/non-affiliated	—	—	—	—	—	53	—	53
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	—	—	—	—	—	—	(2,562)	(2,562)
Dividends declared	—	—	—	—	(9,625)	—	—	(9,625)

Balance, end of year	6,864,244	$69	$135,956	$(45)	$(638)	$53	$(3,876)	$131,519

During the year ended December 31, 2014, the Company issued 2,353,189 shares for $46,834. The following table summarizes capital activity during the year ended December 31, 2014:

	Common Stock		Capital in Excess of Par Value	Offering Costs	Accumulated Net Investment Income (Loss)	Accumulated Net Unrealized Appreciation (Depreciation) on Investments	Total Net Assets
	Shares	Amount
Balance, beginning of year	2,265,375	$23	$44,667	$(45)	$(601)	$(107)	$43,937
Common stock issued	2,353,189	23	46,811	—	—	—	46,834
Net investment income (loss)	—	—	—	—	2,328	—	2,328
Net change in unrealized appreciation (depreciation) on investments—non-controlled/ non-affiliated	—	—	—	—	—	(1,207)	(1,207)
Dividends declared	—	—	—	—	(2,583)	—	(2,583)

Balance, end of year	4,618,564	$46	$91,478	$(45)	$(856)	$(1,314)	$89,309

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock during the year ended December 31, 2016:

	Shares Issued	Proceeds Received
March 11, 2016	415,364	$8,000
June 24, 2016	467,290	9,000
August 26, 2016	409,418	8,000

Total	1,292,072	$25,000

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock during the year ended December 31, 2015:

	Shares Issued	Proceeds Received
January 16, 2015	203,045	$4,000
February 26, 2015	659,901	13,001
May 1, 2015	252,524	5,000
May 22, 2015	375,946	7,500
June 25, 2015	149,333	3,000
August 21, 2015	150,229	3,001
September 30, 2015	4,045	80
October 9, 2015	299,292	5,920
December 18, 2015	151,365	2,999

Total	2,245,680	$44,501

The following table summarizes total shares issued and proceeds received related to capital subscriptions for the Company’s common stock during the year ended December 31, 2014:

	Shares Issued	Proceeds Received
March 21, 2014	925,459	$18,334
September 17, 2014	250,125	5,000
October 16, 2014	425,851	8,500
November 3,2014	250,501	5,000
December 9,2014	501,253	10,000

Total	2,353,189	$46,834

Subscribed but unissued shares are presented in equity with a deduction of subscriptions receivable until cash is received for a subscription. There were no subscribed but unissued shares as of December 31, 2016, 2015 and 2014.

Subscription transactions during the years ended December 31, 2016, 2015 and 2014 were executed at an offering price at a premium to net asset value due to the requirement to use prior quarter net asset value as offering price unless it would result in the Company selling shares of its common stock at a price below the current net asset value and also in order to effect a reallocation of organizational costs to subsequent investors. Such subscription transactions increased net asset value by $0.02 per share, $0.07 per share and $0.15 per share, respectively, for the years ended December 31, 2016, 2015 and 2014, respectively.

As of December 31, 2016 and 2015, four stockholders represented 97.3% of total net assets.

The Company computes earnings per common share in accordance with ASC 260, Earnings Per Share. Basic earnings per common share were calculated by dividing net increase (decrease) in net assets resulting from operations attributable to the Company by the weighted-average number of common shares outstanding for the year.

Basic and diluted earnings per common share were as follows:

	For the years ended December 31,
	2016	2015	2014
Net increase (decrease) in net assets resulting from operations	$13,589	$7,334	$1,121
Weighted-average common shares outstanding	7,587,210	5,980,331	3,225,083

Basic and diluted earnings per common share	$1.79	$1.23	$0.35

The following table summarizes the Company’s dividends declared and payable since inception through the year ended December 31, 2016:

Date Declared	Record Date	Payment Date	Per Share Amount	Total Amount
March 13, 2014	March 31, 2014	April 14, 2014	$0.04	$128
June 26, 2014	June 30, 2014	July 14, 2014	$0.12	$383
September 12, 2014	September 18, 2014	October 9, 2014	$0.24	$825
December 19, 2014	December 29, 2014	January 26, 2015	$0.27	$1,247
March 11, 2015	March 13, 2015	April 17, 2015	$0.30	$1,645
June 24, 2015	June 30, 2015	July 22, 2015	$0.35	$2,191
September 24, 2015	September 24, 2015	October 22, 2015	$0.40	$2,563
December 29, 2015	December 29, 2015	January 22, 2016	$0.47	$3,226
March 10, 2016	March 14, 2016	April 22, 2016	$0.44	$3,203
June 8, 2016	June 8, 2016	July 22, 2016	$0.44	$3,203
September 28, 2016	September 28, 2016	October 24, 2016	$0.44	$3,589
December 29, 2016	December 29, 2016	January 24, 2017	$0.56	$4,567

8. CONSOLIDATED FINANCIAL HIGHLIGHTS

The following is a schedule of consolidated financial highlights for the years ended December 31, 2016, 2015, and 2014:

	For the years ended December 31,
	2016	2015	2014	2013
Per Share Data:
Net asset value per share, beginning of year	$19.16	$19.34	$19.40	$20.00
Net investment income (loss) (1)	1.91	1.65	0.72	(0.49)
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(0.14)	(0.38)	(0.26)	(0.10)

Net increase (decrease) in net assets resulting from operations	1.77	1.27	0.46	(0.59)

Offering costs	—	—	—	(0.02)
Dividends declared (2)	(1.88)	(1.52)	(0.67)	—
Effect of subscription offering price (3)	0.02	0.07	0.15	0.01

Net asset value per share, end of year	$19.07	$19.16	$19.34	$19.40

Number of shares outstanding, end of year	8,156,316	6,864,244	4,618,564	2,265,375
Total return (4)	9.34%	6.93%	3.14%	(3.00)%
Net assets, end of year	$155,546	$131,519	$89,309	$43,937
Ratio to average net assets:
Operating expenses	3.87%	4.18%	6.05%	13.54%
Net investment income (loss)	9.81%	8.22%	3.58%	(8.27)%
Interest expense and credit facility fees	2.43%	2.52%	3.32%	1.89%
Ratios/Supplemental Data:
Asset coverage	219.26%	211.27%	210.39%	272.26%
Portfolio turnover	25.07%	19.31%	13.84%	0.34%
Total committed capital, end of year	$190,077	$190,077	$190,077	$80,077
Ratio of total contributed capital to total committed capital, end of year	84.98%	71.83%	48.42%	56.45%
Weighted-average shares outstanding	7,587,210	5,980,331	3,225,083	609,150

(1)	For the years ended December 31, 2016, 2015 and 2014, net investment income (loss) per share was calculated as net investment income (loss) for the year divided by the weighted average number of shares outstanding for the year. For the year ended December 31, 2013, net investment income (loss) per share was calculated as net investment income (loss) for the period divided by the number of shares outstanding at the end of the year.
(2)	For the years ended December 31, 2016, 2015 and 2014, dividends declared per share was calculated as the sum of dividends declared during the year divided by the number of shares outstanding at each respective quarter-end date (refer to Note 7).
(3)	Increase is due to offering price of subscriptions during the year (refer to Note 7).
(4)	Total return is based on the change in net asset value per share during the year plus the declared dividends, divided by the beginning net asset value for the year. Total return for the years ended December 31, 2016, 2015, 2014 and 2013 was inclusive of $0.02, $0.07, $0.15 and $0.01, respectively, per share increase in net asset value related to the offering price of subscriptions. Excluding the effects of the higher offering price of subscriptions, total return would have been 9.24%, 6.57%, 2.37% and (3.05%), respectively (refer to Note 7).
(5)	The Company commenced operations on August 6, 2013; therefore, ratios to average net assets and portfolio turnover for the year ended December 31, 2013 may have been different had there been a full year of operations.

9. LITIGATION

The Company may become party to certain lawsuits in the ordinary course of business. The Company does not believe that the outcome of current matters, if any, will materially impact the Company or its consolidated financial statements. As of December 31, 2016 and 2015, the Company was not subject to any material legal proceedings, nor, to the Company’s knowledge, is any material legal proceeding threatened against the Company.

In addition, portfolio investments of the Company could be the subject of litigation or regulatory investigations in the ordinary course of business. The Company does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Company or these consolidated financial statements.

10. TAX

The Company has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of December 31, 2016 and 2015.

In the normal course of business, the Company is subject to examination by federal and certain state, local and foreign tax authorities for 2013-2016. As of December 31, 2016 and 2015, the Company had filed tax returns and therefore is subject to examination.

Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from US GAAP. As of December 31, 2016, permanent differences were primarily attributable to non-deductible excise tax and re-designation of distributions which resulted in a net decrease in accumulated net investment loss by $60, net decrease in accumulated net realized gain by $53, and net decrease in additional paid-in capital in excess of par by $7, on the Consolidated Statements of Assets and Liabilities. Total earnings and net asset value were not affected. As of December 31, 2015, there were no permanent differences.

The tax character of the distributions paid for the fiscal years ended December 31, 2016, 2015 and 2014 was as follows:

	2016	2015	2014
Ordinary income	$14,515	$9,625	$2,583
Long term capital gains	$47	$—	$—
Tax return of capital	$—	$—	$—

Income Tax Information and Distributions to Stockholders

As of December 31, 2016 and 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	2016	2015
Undistributed ordinary income	$199	$362
Other book/tax temporary differences (1)	(799)	(947)
Net unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	(4,827)	(3,876)

Total accumulated earnings (deficit)	$(5,427)	$(4,461)

(1)	Consists of the unamortized portion of organization costs as of December 31, 2016 and 2015, respectively. Also, consists of the unamortized portion of the prorated financing costs that were immediately expensed in lieu of continuing to amortize over the term of the SPV Credit Facility related to the amendments that reduced commitments in the SPV Credit Facility as of December 31, 2016 and 2015.

As of December 31, 2016 and 2015, the cost of investments for federal income tax purposes and gross unrealized appreciation and depreciation on investments were as follows:

	2016	2015
Cost of investments—non-controlled/non-affiliated	$291,008	$248,159
Gross unrealized appreciation on investments—non- controlled/non-affiliated	2,748	867
Gross unrealized depreciation on investments—non- controlled/non-affiliated	(7,575)	(4,743)

Net unrealized appreciation (depreciation) on investments— non-controlled/non-affiliated	$(4,827)	$(3,876)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) was enacted which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Under the RIC Modernization Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law. As of December 31, 2016 and 2015, the Company did not have any pre-enactment or post enactment capital loss carryforwards.

11. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

	2016
	Q4	Q3	Q2	Q1
Total investment income	$5,479	$5,497	$4,714	$4,519
Total expenses	1,474	1,522	1,363	1,360
Net investment income (loss)	4,005	3,975	3,351	3,159
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(1,872)	1,544	1,737	(2,310)
Net increase (decrease) in net assets resulting from operations	2,133	5,519	5,088	849
Net asset value per share	19.07	19.37	19.11	18.84
Basic and diluted earnings per common share	$0.27	$0.70	$0.70	$0.12

	2015
	Q4	Q3	Q2	Q1
Total investment income	$4,389	$4,005	$3,519	$2,929
Total expenses	1,422	1,217	1,276	1,084
Net investment income (loss)	2,967	2,788	2,243	1,845
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(3,602)	(22)	157	958
Net increase (decrease) in net assets resulting from operations	(635)	2,766	2,400	2,803
Net asset value per share	19.16	19.72	19.68	19.61
Basic and diluted earnings per common share	$(0.09)	$0.44	$0.41	$0.56

	2014
	Q4	Q3	Q2	Q1
Total investment income	$2,242	$1,829	$1,224	$969
Total expenses	1,070	1,254	795	817
Net investment income (loss)	1,172	575	429	152
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	(1,255)	(643)	547	144
Net increase (decrease) in net assets resulting from operations	(83)	(68)	976	296
Net asset value per share	19.34	19.51	19.75	19.57
Basic and diluted earnings per common share	$(0.02)	$(0.02)	$0.31	$0.12

12. SUBSEQUENT EVENTS

Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.

Subsequent to December 31, 2016, the Company borrowed $10,300 under the SPV Credit Facility and Credit Facility to fund investment acquisitions. The Company also voluntarily repaid $30,543 under the SPV Credit Facility and Credit Facility.

Effective January 31, 2017, TwentyEighty, Inc. (fka Miller Heiman, Inc.) completed a restructuring whereby the first lien debt held by us was converted into new term loans and equity. Such term loan investments contain cash interest and PIK provisions. As a result, we realized a loss of $2,660 during the period.

On March 20, 2017, the Company’s Board of Directors, including a majority of the Independent Directors, approved the renewal of the Company’s Investment Advisory Agreement with the Adviser and the Company’s Administration Agreement with the Administrator, each for an additional one year term.

On March 20, 2017, the Company’s Board of Directors declared a dividend of $0.44 per share, which is payable on or about April 24, 2017 to holders of record of the Company’s common stock at the close of business on March 20, 2017.

Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma consolidated financial information are based on historical consolidated financial statements and the related notes of both NFIC and TCG BDC, which are included elsewhere in this document. See “Annex C—Financial Statements and Pro Forma Financial Information.”

The following unaudited pro forma consolidated financial information and explanatory notes are adjusted to give effect of the Merger on TCG BDC’s consolidated financial position and results of operations.

In accordance with GAAP, the acquired assets and assumed liabilities of NFIC will be recorded by TCG BDC at their estimated fair values as of the effective date. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2016 give effect to the Merger as if it had occurred on January 1, 2016. The unaudited pro forma consolidated balance sheet as of December 31, 2016 gives effect to the Merger as if it had occurred on December 31, 2016.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the consolidated results of operations or the financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of potential expense efficiencies of the Merger and other factors. In addition, the unaudited pro forma consolidated financial data does not include any estimated net increase (decrease) in stockholders’ equity resulting from operations or asset sales and repayments that are not already reflected that may occur between December 31, 2016 and the completion of the Merger.

Pro Forma Condensed Consolidated Statements of Assets and Liabilities

As of December 31, 2016 (unaudited)

(dollar amounts in thousands, except per share data)

	TCG BDC(2)	NFIC(2)	Adjustments(1)(3)		TCG BDC (Pro Forma)(6)
ASSETS
Total investments, at fair value	$1,422,759	$286,181	$—		$1,708,940
Deferred financing costs & prepaid expenses	3,350	1,096	(1,084)		3,362
Cash and other assets	64,046	8,012	(5,205)		66,853

Total assets	$1,490,155	$295,289	$(6,289)		$1,779,155

LIABILITIES
Secured borrowings	$421,885	$130,427	$5,861		$558,173
2015-1 Notes payable, net of unamortized debt issuance costs of $2,151	270,849	—	—		270,849
Other liabilities	33,284	9,316	(223	)(4)	42,377

Total liabilities	726,018	139,743	5,637		871,399

NET ASSETS	$764,137	$155,546	$(11,927)		$907,756

NET ASSETS PER SHARE	$18.32	$19.07			$18.32

Shares Outstanding	41,702,318	8,156,316	(295,424	)(5)	49,563,210
Asset Coverage Ratio	209.97%	219.26%	—		209.21%

(1)	Assumes all NFIC stockholders elect 95% as their Cash Election Percentage and that (i) TCG BDC assumes all the assets and liabilities by operation of law as of the Effective Time under the Agreement, except for deferred financing costs associated with NFIC’s outstanding debt, which will be written off in connection with the Merger, (ii) TCG BDC intends to finance the Merger through the cash raised from a combination of capital calls under its subscription agreements with its stockholders (50%) and borrowing from the TCG BDC Facilities (50%), and (iii) $393, which represents 50% of the Merger expenses, will be allocated pro rata between TCG BDC and NFIC based on their relative net assets as of the Valuation Time.
(2)	Amounts are from the respective audited Consolidated Statement of Assets and Liabilities as of December 31, 2016 on the Form 10-K filed March 22, 2017 by TCG BDC or NFIC.

(3)	Reflects the effect of the write off of NFIC’s deferred financing costs and changes in outstanding cash, secured borrowings and net assets balances as result of the Merger. The gross amounts by line item are as follows:

(amounts in thousands)	Cash and other assets
$136,288	Estimated capital calls from TCG BDC stockholders to fund the Merger
136,288	Estimated secured borrowing from TCG BDC facilities to fund the Merger
(146,739)	TCG BDC to pay NFIC stockholders in cash, representing approximately 95% of the Merger consideration
(130,427)	TCG BDC to repay NFIC’s facilities principal outstanding balances as a result of the Merger
(616)	TCG BDC to pay the interest payable to NFIC’s lenders on the existing debt facilities as a result of the Merger

$(5,205)	Net change in cash and other assets

Secured borrowings
$136,288	Estimated secured borrowing from TCG BDC’s facilities to fund the Merger
(130,427)	TCG BDC to repay NFIC’s facilities principal outstanding balances as result of the Merger

$5,861	Net change in secured borrowings

Net Assets
$136,288	Estimated capital calls from TCG BDC’s stockholders to fund the Merger
7,723	Issuance of additional shares of TCG BDC to NFIC’s stockholders, representing approximately 5% of the Merger consideration
(155,546)	Cancellation of NFIC’s stockholders’ equity upon the Merger with and into TCG BDC
(393)	Estimated allocated transaction costs of TCG BDC and NFIC

$(11,927)	Net change in net assets

(4)	Reflects an estimated allocated transaction expense of approximately $393, to be incurred as a result of the Merger, offset by the payment of the $616 interest payable to NFIC’s lenders on the existing credit facilities.
(5)	Change in the number of shares reflects the net result of the cancellation of NFIC’s existing shares and the issuance of additional shares by TCG BDC to NFIC stockholders as consideration for the Merger and to TCG BDC’s stockholders for capital calls to fund the Merger.
(6)	Reflects the pro forma assets and liabilities of TCG BDC as if the Merger were to close as of December 31, 2016. The total investments reflects the fair value of the illiquid debt securities held by NFIC as of December 31, 2016 that will be transferred to TCG BDC in connection with the Merger. The values are derived based on the fair value of these investments as of December 31, 2016, which may not reflect the current fair value of these securities.

Pro Forma Consolidated Statements of Operations

For the year ended December 31, 2016 (unaudited)

(dollar amounts in thousands, except per share data)

	TCG BDC(1)	NFIC(1)	Adjustments(2)		TCG BDC Combined Pro-Forma
Investment income:
Interest income from non-controlled/non-affiliated investments	$101,196	$20,209	$—		$121,405
Other income from non-controlled/non-affiliated investments	6,635	—	—		6,635
Interest income from controlled/affiliated investments	1,465	—	—		1,465
Dividend income from controlled/affiliated investments	1,675	—	—		1,675

Total investment income	110,971	20,209	—		131,180

Expenses:
Base management fees	18,539	677	4,062	(4)	23,278
Incentive fees	14,905	—	2,523	(5)	17,428
Professional fees	2,103	703	—	(3)	2,806
Administrative service fees	703	185	—	(3)	888
Interest expense	16,462	2,822	899	(6)	20,183
Credit facility fees	2,573	762	(1,508	)(7)	1,827
Directors’ fees and expenses	553	138	—		691
Other general and administrative	1,692	432	—	(3)	2,124

Total expenses	57,530	5,719	5,976		69,225
Waiver of base management fees	6,180	—	1,579	(4)	7,759

Net expenses	51,350	5,719	4,397		61,466

Net investment income (loss)	59,621	14,490	(4,397)		69,714
Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments:
Net realized gain (loss) on investments, non-controlled/non affiliated	(9,644)	50	—		(9,594)
Net change in unrealized appreciation (depreciation) on investments—non-controlled/non-affiliated	17,560	(951)	—		16,609
Net change in unrealized appreciation (depreciation) on investments—controlled/affiliated	2,272	—	—		2,272

Net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments	10,188	(901)	—		9,287

Net increase (decrease) in net assets resulting from operations	$69,809	$13,589	$(4,397)		$79,001

Basic and diluted earnings per common share	$1.93	$1.79			$1.79

Weighted-average shares of common stock outstanding—Basic and Diluted	36,152,390	7,587,210	273,682		44,013,282

(1)	Amounts are from the respective audited Consolidated Statement of Operations for the year ended December 31, 2016 on the Form 10-K filed March 22, 2017 by TCG BDC or NFIC.

(2)	Reflects the changes in management fees, incentive fees, and interest expense as result of the Merger.
(3)	Amounts exclude an estimated expense of approximately $393 to be incurred as a result of the Merger and estimated annual savings of approximately $800.
(4)	Management fees are based on average gross assets for the period adjusted for share issuances or repurchases, excluding any cash and cash equivalents and including assets acquired through the incurrence of debt. See sections entitled “Management’s Discussion And Analysis Of Financial Condition And Results Of Operations Of TCG BDC—Related Party Transactions—TCG BDC Investment Advisory Agreement” and “Corporate Governance—Certain Relationships and Related Party Transactions—NFIC Investment Advisory Agreement.”
(5)	The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management’s Discussion And Analysis Of Financial Condition And Results Of Operations Of TCG BDC—Related Party Transactions—TCG BDC Investment Advisory Agreement.”
(6)	Amount is reflective of removing NFIC’s interest expense of $2,822 and adding interest expense of $3,721 related to the estimated secured borrowing of $136,288 from TCG BDC’s existing facilities to fund the Merger as if such borrowing had occurred on January 1, 2016 at the same weighted average interest rate of 2.73% as TCG BDC’s existing secured borrowings for the year ended December 31, 2016.
(7)	Reduction is reflective of removing NFIC’s credit facility fees of $762 and savings on TCG BDC’s unused commitment fees of $746 from the higher utilization of TCG BDC’s existing facilities resulting in lower unused commitment fees. Amount excludes an estimate of $1,084 to be written off as a result of the Merger.

ANNEX D: PORTFOLIO COMPANIES

The tables set forth below contain certain information as of December 31, 2016 for each portfolio company in which TCG BDC and NFIC had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and any board observer or participation rights we may receive in connection with our investment. In general, under the Investment Company Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities. As a result, for purposes of the Investment Company Act, TCG BDC is presumed to control Middle Market Credit Fund, LLC.

Portfolio Companies of TCG BDC

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost(1)	Fair Value	Percentage of Class Held
Equity and Debt Investments(6)
Access CIG, LLC	Business Services	First Lien	L + 5.00% (1% Floor)	10/17/2021	18,335	18,222	18,335	—
6818 A Patterson Pass Road Livermore, CA 94550
Advanced Instruments, LLC	Healthcare & Pharmaceuticals	First Lien	L + 5.25% (1% Floor)	10/31/2022	22,500	22,019	22,252	—
2 Technology Way Norward, MA 02062
AF Borrower LLC (Accuvant)	High Tech Industries	First Lien	L + 5.25% (1% Floor)	1/28/2022	16,113	15,923	16,113	—
1125 17th Street Suite 1700 Denver, CO 80202		Second Lien	L + 9.00% (1% Floor)	1/30/2023	8,000	7,934	8,000	—
AIM Group USA Inc.	Aerospace & Defense	Second Lien	L + 9.00% (1% Floor)	8/2/2022	23,000	22,701	23,196	—
705 SW 7th Street Renton, WA 98057
Alpha Packaging Holdings, Inc.	Containers, Packaging & Glass	First Lien	L + 4.25% (1% Floor)	5/12/2020	11,322	11,313	11,322	—
1555 Page Industrial Blvd St. Louis, MO 63132
AmeriLife Group, LLC	Banking, Finance, Insurance & Real Estate	Second Lien	L + 8.75% (1% Floor)	1/10/2023	20,000	19,656	19,208	—
2650 McCormick Drive Clearwater, FL 33759
Anaren, Inc.	Telecommunications	First Lien	L + 4.50% (1% Floor)	2/18/2021	10,869	10,800	10,869	—
6635 Kirkville Road East Syracuse, NY 13057
Argon Medical Devices, Inc.	Healthcare & Pharmaceuticals	Second Lien	L + 9.50% (1% Floor)	6/23/2022	24,000	23,363	24,233	—
5151 Headquarters Drive Suite 210 Plano, TX 75024
Audax AAMP Holdings, Inc.	Durable Consumer Goods	First Lien	L + 6.00% (1% Floor)	6/24/2017	10,424	10,400	10,348	—
13190 56th Ct N #401 Clearwater, FL 33760

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost(1)	Fair Value	Percentage of Class Held
BAART Programs, Inc.	Healthcare & Pharmaceuticals	First Lien	L + 7.75% (0% Floor)	10/9/2021	7,406	7,355	7,534	—
401 E. Corporate Drive, Suite 220 Lewisville, TX 75057
Berlin Packaging L.L.C.	Containers, Packaging & Glass	Second Lien	L + 6.75% (1% Floor)	10/1/2022	2,927	2,910	2,953	—
525 West Monroe Street 14th Floor Chicago, IL 60661
Brooks Equipment Company, LLC	Construction & Building	First Lien	L + 5.00% (1% Floor)	8/29/2020	6,694	6,657	6,683	—
10926 David Taylor Drive Suite 300 Charlotte, NC 28262
Capstone Logistics Acquisition, Inc.	Transportation: Cargo	First Lien	L + 4.50% (1% Floor)	10/7/2021	19,478	19,337	19,212	—
16525 The Corners Parkway Peachtree Corners, GA 30092
Captive Resources Midco, LLC	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.75% (1% Floor)	6/30/2020	29,050	28,683	29,009	—
201 East Commerce Drive Schaumburg, IL 60173
Central Security Group, Inc.	Consumer Services	First Lien	L + 5.63% (1% Floor)	10/6/2020	28,658	28,300	28,557	—
2448 E. 81st Street, Suite 4300 Tulsa, OK 74137
Charter NEX US Holdings, Inc.	Chemicals, Plastics & Rubber	Second Lien	L + 8.25% (1% Floor)	2/5/2023	7,394	7,303	7,468	—
1264 East High Street Milton, WI 53563
CIP Revolution Holdings, LLC	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	8/19/2021	16,500	16,325	16,585	—
CIP Revolution Investments, LLC		LLC interest			30,000	300	352	0.58%
4680 Parkway Drive, Suite 202 Mason, OH 45040
Colony Hardware Corporation	Construction & Building	First Lien	L + 6.00% (1% Floor)	10/23/2021	17,038	16,806	17,038	—
269 S. Lambert Road Orange, CT 06477
Confie Seguros Holding II Co.	Banking, Finance, Insurance & Real Estate	Second Lien	L + 9.00% (1.25% Floor)	5/8/2019	12,000	11,921	11,918	—
7711 Center Avenue, Suite 200 Huntington Beach, CA 92647
Datapipe, Inc.	Telecommunications	First Lien	L + 4.75% (1% Floor)	3/15/2019	9,750	9,681	9,762	—
10 Exchange Place Jersey City, NJ 07302

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost(1)	Fair Value	Percentage of Class Held
Dent Wizard International Corporation	Automotive	First Lien	L + 4.75% (1% Floor)	4/7/2020	7,216	7,190	7,216	—
4710 Earth City Expressway Bridgeton, MO 63044-3831
Derm Growth Partners III, LLC (Dermatology Associates)	Healthcare & Pharmaceuticals	First Lien	L + 6.50% (1% Floor)	5/31/2022	32,929	31,393	32,958	—
1720 S. Beckham Ave, Suite 102 Tyler, Texas 75701		LLC interest			1,000,000	1,000	976	0.49%
Dimensional Dental Management, LLC	Healthcare & Pharmaceuticals	First Lien(4)	L + 7.00% (1% Floor)	2/12/2021	18,000	17,601	17,811	—
1030 St. Georges Avenue Suite 401 Avenel, NJ 07001-1327
Drew Marine Group Inc.	Chemicals, Plastics & Rubber	Second Lien	L + 7.00% (1% Floor)	5/19/2021	12,500	12,481	12,333	—
100 South Jefferson Road Whippany, NJ 07981
Dimora Brands, Inc. (fka TK USA Enterprises, Inc.)	Construction & Building	First Lien	L + 4.50% (1% Floor)	4/4/2022	—	(60)	(30)	—
P.O. Box 779 Bell Mead, NJ 08502
Direct Travel, Inc.	Hotel, Gaming & Leisure	First Lien	L + 6.50% (1% Floor)	12/1/2021	12,842	12,420	12,712	—
7430 E. Caley Avenue Suite 220 E Centinnial, CO 80111
EIP Merger Sub, LLC (Evolve IP)	Telecommunications	First Lien(4)	L + 6.25% (1% Floor)	6/7/2021	23,750	23,098	23,242	—
989 Old Eagle School Road Wayne, PA 19087
Emerging Markets Communications, LLC(2)	Telecommunications	First Lien	L + 5.75% (1% Floor)	7/1/2021	17,730	16,299	17,730	—
777 Brickell Ave., Suite 1150 Miami, FL 33131
EP Minerals, LLC	Metals & Mining	First Lien	L + 4.50% (1% Floor)	8/20/2020	10,264	10,232	10,259	—
9785 Gateway Drive Reno, NV 89521
FCX Holdings Corp.	Capital Equipment	First Lien	L + 4.50% (1% Floor)	8/4/2020	9,856	9,852	9,856	—
3000 East 14th Avenue Columbus, OH 43219
Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	First Lien	L + 4.25% (1% Floor)	5/30/2021	4,200	4,187	4,196	—
440 E Swedesford Rd Wayne, PA 19087		Second Lien	L + 7.75% (1% Floor)	5/30/2022	7,990	7,915	7,978	—
Global Software, LLC	High Tech Industries	First Lien	L + 5.50% (1% Floor)	5/2/2022	16,163	15,880	16,163	—
GS Holdco LLC (Global Software, LLC)		LLC interest			1,000,000	1,001	1,126	1.96%
3201 Beechleaf Court, Suite 170 Raleigh, NC 27604

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost(1)	Fair Value	Percentage of Class Held
Green Energy Partners/Stonewall LLC	Energy: Electricity	First Lien	L + 5.50% (1% Floor)	11/13/2021	16,600	16,475	16,598	—
4100 Spring Valley Rd. Suite 1001 Dallas, TX 75244
Green Plains II LLC	Beverage, Food & Tobacco	First Lien	L + 7.00% (1% Floor)	10/3/2021	15,205	15,059	15,379	—
12604 Hiddencreek Way Suite A Cerritos, CA 90703
Hummel Station LLC	Energy: Electricity	First Lien	L + 6.00% (1% Floor)	10/27/2022	21,000	20,308	20,160	—
5001 Spring Valley Rd. Suite 1150 Dallas, TX 75244
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	3/30/2022	18,461	18,213	18,603	—
1000 Valley Park Drive Minneapolis, MN 55379
Imperial Bag & Paper Co. LLC	Forest Products & Paper	First Lien	L + 6.00% (1% Floor)	1/7/2022	24,074	23,752	23,924	—
255 Route 1 & 9 Jersey City , NJ 07306
Indra Holdings Corp. (Totes Isotoner)	Non-durable Consumer Goods	First Lien	L + 4.25% (1% Floor)	5/1/2021	14,224	14,130	10,553	—
9655 International Blvd Cincinnati, OH 45246
Institutional Shareholder Services Inc.	Banking, Finance, Insurance & Real Estate	Second Lien	L + 8.50% (1% Floor)	4/29/2022	12,500	12,408	12,359	—
7 World Trade Center New York, NY 10007
International Medical Group, Inc.	Banking, Finance, Insurance & Real Estate	First Lien(4)	L + 6.50% (1% Floor)	10/30/2020	30,000	29,505	30,237	—
2960 North Meridian Street Indianapolis, IN 46208
Jackson Hewitt Inc.	Retail	First Lien	L + 7.00% (1% Floor)	7/30/2020	8,758	8,625	8,320	—
3 Sylvan Way, Suite 301 Parsippany, NJ 07054
Jazz Acquisition, Inc. (Wencor)	Aerospace & Defense	Second Lien	L + 6.75% (1% Floor)	6/19/2022	6,700	6,677	5,572	—
1625 N 1100 W Springville, UT 84663
Metrogistics LLC	Transportation Cargo	First Lien	L + 6.50% (1% Floor)	9/30/2022	15,200	14,986	15,094	—
110 Rock Cliff Court Suite D Saint Louis, MO 63123
MRI Software, LLC	Software	Second Lien	L + 8.00% (1% Floor)	6/23/2022	11,250	11,110	11,265	—
28925 Fountain Parkway Solon, OH 44139

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost(1)	Fair Value	Percentage of Class Held
MSX International, Inc.	Automotive	First Lien	L + 5.00% (1% Floor)	8/21/2020	8,940	8,882	8,940	—
500 Woodward Avenue 19th Floor Detroit, MI 48226
National Technical Systems, Inc.	Aerospace & Defense	First Lien	L + 6.25% (1% Floor)	6/12/2021	25,123	24,854	23,927	—
24007 Ventura Boulevard Calabasas, CA 91302
NES Global Talent Finance US LLC(2)	Energy: Oil & Gas	First Lien	L + 5.50% (1% Floor)	10/3/2019	11,250	11,132	10,911	—
Station House Stamford New Road Altrincham, Cheshire WA14 1EP Manchester, UK
OnCourse Learning Corporation	Consumer Services	First Lien	L + 6.50% (1% Floor)	9/12/2021	26,141	25,770	26,220	—
20225 Water Town Blvd. 4th Floor Brookfield, WI 53045
Paradigm Acquisition Corp.	Business Services	First Lien	L + 5.00% (1% Floor)	6/2/2022	23,246	22,963	23,223	—
1277 Treat Boulevard, Suite 800 Walnut Creek, CA 94597
Pelican Products, Inc.	Containers, Packaging & Glass	First Lien	L + 4.25% (1% Floor)	4/11/2020	7,643	7,654	7,593	—
23215 Early Ave Torrance, CA 90505
Plano Molding Company, LLC	Hotel, Gaming & Leisure	First Lien	L + 7.00% (1% Floor)	5/12/2021	18,163	18,030	17,302	—
431 E. South St Plano, IL 60545
Power Stop, LLC(5)	Automotive	Mezzanine Loan	11.00%	5/29/2022	10,000	9,831	9,863	—
Power Stop Intermediate Holdings, LLC		LLC Interest			7,150	715	1,208	0.72%
6112 W. 73rd Street, Unit C Bedford Park, IL 60638
PPT Management Holdings, LLC	Healthcare & Pharmaceuticals	First Lien	L + 6.00% (1% Floor)	12/16/2022	22,500	22,288	22,426	—
333 Earle Ovington Suite 225 Uniondale, NY 11553
Premier Senior Marketing, LLC	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.00% (1% Floor)	7/1/2022	3,741	3,690	3,741	—
705 W Benjamin Ave. Norfolk, NE 68701
Product Quest Manufacturing, LLC	Containers, Packaging & Glass	First Lien(4)	L + 5.75% (1% Floor)	9/9/2020	28,000	27,565	25,838	—
330 Carswell Avenue Daytona Beach, FL 32117
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC)	Wholesale	First Lien	L + 4.50% (1% Floor)	1/28/2020	10,798	10,739	8,101	—
1010 Lamar, Suite 1320 Houston, TX 77022		Second Lien	L + 8.50% (1% Floor)	7/28/2020	3,000	2,960	1,682	—

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost(1)	Fair Value	Percentage of Class Held
PSC Industrial Holdings Corp	Environmental Industries	First Lien	L + 4.75% (1% Floor)	12/5/2020	11,760	11,679	11,290	—
5151 San Felipe, Suite 1600 Houston, TX 77056
PSI Services LLC	Business Services	First Lien(4)	L + 6.75% (1% Floor)	2/27/2021	32,705	32,022	34,784	—
2950 N Hollywood Way Suite 200 Burbank, CA 91505
PT Intermediate Holdings III, LLC (Parts Town)	Wholesale	First Lien	L + 6.50% (1% Floor)	6/23/2022	17,417	17,215	17,563	—
1150A N Swift Rd Addison, IL 60101
QW Holding Corporation (Quala)	Environmental Industries	First Lien	L + 6.75% (1% Floor)	8/31/2022	29,925	29,084	30,009	—
1302 N. 19th Street, Suite 300 Tampa, FL 33605
Reliant Pro Rehab, LLC	Healthcare & Pharmaceuticals	First Lien(4)	L + 10.00% (1% Floor)	12/29/2017	22,331	22,024	22,331	—
6860 Dallas Parkway, Suite 500 Plano, TX 75024
SolAero Technologies Corp.	Telecommunications	First Lien	L + 5.25% (1% Floor)	12/10/2020	19,677	19,541	18,901	—
10420 Research Road, SE Albuquerque, NM 87123
Superior Health Linens, LLC	Business Services	First Lien	L + 6.50% (1% Floor)	9/30/2021	19,206	18,891	19,068	—
5005 S. Packard Ave. Cudahy, WI 53110
T2 Systems Canada, Inc.	Transportation: Consumer	First Lien	L + 6.75% (1% Floor)	9/28/2022	4,050	3,952	4,090	—
T2 Systems, Inc.		First Lien	L + 6.75% (1% Floor)	9/28/2022	22,950	22,333	23,208	—
T2 Systems Parent Corporation		Shares			555,556	556	584	—
8900 Keystone Crossing Suite 700 Indianapolis, IN 46240
Teaching Strategies, LLC	Media: Advertising, Printing & Publishing	First Lien	L + 5.50% (0.5% Floor)	10/1/2019	13,369	13,333	13,369	—
7101 Wisconsin Avenue Suite 700 Bethesda, MD 20814
The Hilb Group, LLC	Banking, Finance, Insurance & Real Estate	First Lien(4)	L + 6.50% (1% Floor)	6/24/2021	29,682	29,113	29,826	—
THG Acquisition, LLC (The Hilb Group, LLC)		LLC Interest			1,500,000	1,499	2,228	—
8720 Stony Point Parkway Suite 125 Richmond, VA 23235
The SI Organization, Inc.	Aerospace & Defense	First Lien	L + 4.75% (1% Floor)	11/23/2019	8,574	8,527	8,676	—
15050 Conference Center Drive Chantilly, VA 20151

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost(1)	Fair Value	Percentage of Class Held
The Topps Company, Inc.	Non-durable Consumer Goods	First Lien	L + 6.00% (1.25% Floor)	10/2/2020	18,707	18,629	18,795	—
1 Whitehall Street New York, NY 10004
TruckPro, LLC	Automotive	First Lien	L + 5.00% (1% Floor)	8/6/2018	9,292	9,267	9,262	—
1610 Century Center Parkway Suite 107 Memphis, TN 38134
Tweddle Group, Inc.	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	10/24/2022	16,200	15,885	16,114	—
24700 Maplehurt Dr. Clinton Twp, MI 48036
TwentyEighty, Inc. (fka Miller Heiman, Inc.)	Business Services	First Lien	L + 6.00% (1% Floor)	9/30/2019	18,719	18,571	7,628	—
10901 W. Toller Drive, Suite 203 Littleton, CO 80127
U.S. Farathane, LLC	Automotive	First Lien	L + 4.75% (1% Floor)	12/23/2021	1,925	1,895	1,925	—
2700 High Meadow Circle Auburn Hills, MI 48326
U.S. TelePacific Holdings Corp.	Telecommunications	First Lien	L + 8.50% (1% Floor)	2/24/2021	30,000	29,149	29,853	—
515 S. Flower St., 47th Floor Los Angeles, CA 90071
Vetcor Professional Practices, LLC	Consumer Services	First Lien	L + 6.25% (1% Floor)	4/20/2021	25,001	24,623	25,164	—
350 Lincoln Place Hingham, MA 02043
Violin Finco S.A.R.L. (Alexander Mann Solutions)(2)	Business Services	First Lien	L + 4.75% (1% Floor)	12/20/2019	10,065	10,012	10,058	—
3 Waterhouse Square 138-142 Holborn London, EC1N 2SW, UK
Vistage Worldwide, Inc.	Business Services	First Lien	L + 5.50% (1% Floor)	8/19/2021	28,757	28,524	28,688	—
11452 El Camino Real, Suite 400 San Diego, CA 92130
Vitera Healthcare Solutions, LLC	Healthcare & Pharmaceuticals	First Lien	L + 5.00% (1% Floor)	11/4/2020	9,104	9,050	9,078	—
4301 West Boy Scout Boulevard Suite 800 Tampa, FL 33607		Second Lien	L + 8.25% (1% Floor)	11/4/2021	2,000	1,979	1,945	—
Watchfire Enterprises, Inc.	Media: Advertising, Printing & Publishing	Second Lien	L + 8.00% (1% Floor)	10/2/2021	7,000	6,932	6,976	—
1015 Maple Street Danville, IL 61832
Winchester Electronics Corporation	Capital Equipment	First Lien	L + 6.50% (1% Floor)	6/30/2022	27,367	26,959	27,460	—
68 Water Street Norwalk, CT 06854

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal/ Shares	Amortized Cost(1)	Fair Value	Percentage of Class Held
Zest Holdings, LLC	Durable Consumer Goods	First Lien	L + 4.75% (1% Floor)	8/16/2020	9,530	9,530	9,584	—
2061 Wineridge Place Escondido, CA 92029
Zywave, Inc.	High Tech Industries	Second Lien	L + 9.00% (1% Floor)	11/17/2023	4,950	4,879	4,915	—
10100 W. Innovation Drive Suite 300 Milwaukee, WI 53226

Total Equity and Debt Investments						$1,323,357	$1,317,886

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/LLC Interest	Cost	Fair Value
Investment Fund (2)
Middle Market Credit Fund, LLC	Investment Fund	Mezzanine Loan	L+9.50%	6/24/2017	$62,384	$62,384	$62,384
520 Madison Avenue New York, NY 10022		Subordinated Loan and Member’s Interest	0.001%	3/1/2021	35,000	35,001	37,273

Total Investment Fund						$97,385	$99,657

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost (1)	Fair Value
Structured Finance Obligations (2)
1776 CLO I, Ltd., Subordinated Notes	Structured Finance			5/8/2020	$11,750	$6,739	$2,761
Clydesdale CLO 2005, Ltd., Subordinated Notes	Structured Finance			12/6/2017	5,750	—	10
MSIM Peconic Bay, Ltd., Subordinated Notes	Structured Finance			7/20/2019	4,500	63	5
Nautique Funding Ltd., Income Notes	Structured Finance			4/15/2020	5,000	2,437	2,440

Total Structured Finance Obligations						$9,239	$5,216

Total investments						$1,429,981	$1,422,759

(1)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method. Equity tranche CLO fund investments, which are referred to as “structured finance obligations”, are recorded at amortized cost using the effective interest method.
(2)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(3)	The Company receives less than the stated interest rate of this loan as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/first out loan, which has first priority ahead of the first lien/last out loan with respect to principal, interest and other payments.
(4)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(5)	Represents a corporate mezzanine loan, which is subordinated to senior secured term loans of the portfolio company/investment fund.
(6)	Assets are pledged as collateral for the Facilities or 2015-1 Notes.
(7)	Amounts in thousands, unless disclosed otherwise.

Portfolio Companies of NFIC

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost(1)	Fair Value	Percentage of Class Held
Debt Investments(4)
Access CIG, LLC	Business Services	First Lien	L + 5.00% (1% Floor)	10/17/2021	$6,079	$6,041	$6,079	—
6818 A Patterson Pass Road Livermore, CA 94550
AF Borrower LLC (Accuvant)	High Tech Industries	First Lien	L + 5.25% (1% Floor)	1/28/2022	4,028	3,981	4,028	—
1125 17th Street Suite 1700 Denver, CO 80202		Second Lien	L + 9.00% (1% Floor)	1/30/2023	2,000	1,983	2,000	—
Alpha Packaging Holdings, Inc.	Containers, Packaging & Glass	First Lien	L + 4.25% (1% Floor)	5/12/2020	3,774	3,771	3,774	—
1555 Page Industrial Blvd St. Louis, MO 63132
AmeriLife Group, LLC	Banking, Finance, Insurance & Real Estate	Second Lien	L + 8.75% (1% Floor)	1/10/2023	2,000	1,966	1,921	—
2650 McCormick Drive Clearwater, FL 33759
Anaren, Inc.	Telecommunications	First Lien	L + 4.50% (1% Floor)	2/18/2021	3,170	3,150	3,170	—
6635 Kirkville Road East Syracuse, NY 13057

D-8.1

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost(1)	Fair Value	Percentage of Class Held
APX Group Inc.(2)	Consumer Services	First Lien	6.38%	12/1/2019	2,500	2,450	2,572	—
4931 North 300 West Provo, UT 84604
Aquilex LLC	Environmental Industries	First Lien	L + 4.00% (1% Floor)	12/31/2020	3,212	3,209	3,207	—
13190 56th Ct N #401 Clearwater, FL 33760
Argon Medical Devices, Inc.	Healthcare & Pharmaceuticals	Second Lien	L + 9.50% (1% Floor)	6/23/2022	1,000	974	1,010	—
5151 Headquarters Drive Suite 210 Plano, TX 75024
Audax AAMP Holdings, Inc.	Durable Consumer Goods	First Lien	L + 6.00% (1% Floor)	6/24/2017	2,552	2,546	2,533	—
13190 56th Ct N #401 Clearwater, FL 33760
Berlin Packaging L.L.C.	Containers, Packaging & Glass	Second Lien	L + 6.75% (1% Floor)	10/1/2022	573	570	578	—
525 West Monroe Street 14th Floor Chicago, IL 60661
Brooks Equipment Company, LLC	Construction & Building	First Lien	L + 5.00% (1% Floor)	8/29/2020	1,674	1,664	1,671	—
10926 David Taylor Drive Suite 300 Charlotte, NC 28262
Capstone Logistics Acquisition, Inc.	Transportation: Cargo	First Lien	L + 4.50% (1% Floor)	10/7/2021	4,870	4,834	4,803	—
16525 The Corners Parkway Peachtree Corners, GA 30092
Captive Resources Midco, LLC	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.75% (1% Floor)	6/30/2020	4,150	4,097	4,144	—
201 East Commerce Drive Schaumburg, IL 60173
Central Security Group, Inc.	Consumer Services	First Lien	L + 5.63% (1% Floor)	10/6/2020	5,692	5,622	5,672	—
2448 E. 81st Street, Suite 4300 Tulsa, OK 74137
Charter NEX US Holdings, Inc.	Chemicals, Plastics & Rubber	Second Lien	L + 8.25% (1% Floor)	2/5/2023	1,479	1,461	1,494	—
1264 East High Street Milton, WI 53563
CIBT Holdings, Inc.	Transportation: Consumer	First Lien	L + 5.25% (1% Floor)	6/28/2022	4,211	4,177	4,211	—
1650 Tysons Boulevard Suite 1350 McLean, VA 22102
Colony Hardware Corporation	Construction & Building	First Lien	L + 6.00% (1% Floor)	10/23/2021	2,621	2,586	2,621	—
269 S. Lambert Road Orange, CT 06477
Cvent, Inc.	High Tech Industries	First Lien First Lien	L + 5.00% (1% Floor)	6/30/2023	4,000	3,960	3,996	—
10 Exchange Place Jersey City, NJ 07302

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost(1)	Fair Value	Percentage of Class Held
Datapipe, Inc.	Telecommunications	First Lien	L + 4.75% (1% Floor)	3/15/2019	4,875	4,833	4,882	—
10 Exchange Place Jersey City, NJ 07302
Dent Wizard International Corporation	Automotive	First Lien	L + 4.75% (1% Floor)	4/7/2020	3,374	3,359	3,374	—
4710 Earth City Expressway Bridgeton, MO 63044-3831
Dimensional Dental Management, LLC	Healthcare & Pharmaceuticals	First Lien(3)	L + 7.00% (1% Floor)	2/12/2021	2,500	2,445	2,474	—
1030 St. Georges Avenue Suite 401 Avenel, NJ 07001-1327
Direct Travel, Inc.	Hotel, Gaming & Leisure	First Lien	L + 6.50% (1% Floor)	12/1/2021	1,427	1,380	1,413	—
7430 E. Caley Avenue Suite 220 E Centinnial, CO 80111
DTI Holdco, Inc.	High Tech Industries	First Lien	L + 5.25% (1% Floor)	9/30/2023	4,988	4,939	4,913	—
2 Ravinia Drive Suite 850 Atlanta , GA 30346
Emerging Markets Communications, LLC(2)	Telecommunications	First Lien	L + 5.75% (1% Floor)	7/1/2021	1,970	1,811	1,970	—
777 Brickell Ave., Suite 1150 Miami, FL 33131
EP Minerals, LLC	Metals & Mining	First Lien	L + 4.50% (1% Floor)	8/20/2020	3,421	3,410	3,419	—
9785 Gateway Drive Reno, NV 89521
FCX Holdings Corp.	Capital Equipment	First Lien	L + 4.50% (1% Floor)	8/4/2020	3,672	3,670	3,672	—
3000 East 14th Avenue Columbus, OH 43219
Generation Brands Holdings, Inc.	Durable Consumer Goods	First Lien	L + 5.00% (1% Floor)	6/10/2022	4,975	4,929	5,025	—
7400 Linder Ave. Skokie, IL 60077
Genex Holdings, Inc.	Banking, Finance, Insurance & Real Estate	First Lien	L + 4.25% (1% Floor)	5/30/2021	5,007	4,977	5,002	—
440 E Swedesford Rd Wayne, PA 19087		Second Lien	L + 7.75% (1% Floor)	5/30/2022	1,000	990	998	—
Green Energy Partners/Stonewall LLC	Energy: Electricity	First Lien	L + 5.50% (1% Floor)	11/13/2021	3,400	3,374	3,400	—
4100 Spring Valley Rd. Suite 1001 Dallas, TX 75244
Hummel Station LLC	Energy: Electricity	First Lien	L + 6.00% (1% Floor)	10/27/2022	4,000	3,860	3,840	—
5001 Spring Valley Rd. Suite 1150 Dallas, TX 75244
Imagine! Print Solutions, LLC	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	3/30/2022	2,382	2,350	2,400	—
1000 Valley Park Drive Minneapolis, MN 55379

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost(1)	Fair Value	Percentage of Class Held
Imperial Bag & Paper Co. LLC	Forest Products & Paper	First Lien	L + 6.00% (1% Floor)	1/7/2022	4,012	3,958	3,987	—
255 Route 1 & 9 Jersey City , NJ 07306
Indra Holdings Corp. (Totes Isotoner)	Non-durable Consumer Goods	First Lien	L + 4.25% (1% Floor)	5/1/2021	4,741	4,710	3,518	—
9655 International Blvd Cincinnati, OH 45246
Integro Parent Inc.	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.75% (1% Floor)	10/30/2022	4,951	4,830	4,853	—
1 State Street Plaza New York, NY 10004
International Medical Group, Inc.	Banking, Finance, Insurance & Real Estate	First Lien(3)	L + 6.50% (1% Floor)	10/30/2020	5,000	4,917	5,040	—
2960 North Meridian Street Indianapolis, IN 46208
Jackson Hewitt Inc.	Retail	First Lien	L + 7.00% (1% Floor)	7/30/2020	1,302	1,282	1,237	—
3 Sylvan Way, Suite 301 Parsippany, NJ 07054
Jazz Acquisition, Inc. (Wencor)	Aerospace & Defense	Second Lien	L + 6.75% (1% Floor)	6/19/2022	800	797	665	—
1625 N 1100 W Springville, UT 84663
Metrogistics LLC	Transportation Cargo	First Lien	L + 6.50% (1% Floor)	9/30/2022	1,800	1,775	1,787	—
110 Rock Cliff Court Suite D Saint Louis, MO 63123
Ministry Brands, LLC	High Tech Industries	First Lien	L + 5.00% (1% Floor)	12/2/2022	4,708	4,655	4,702	—
14488 Old Stage Road Lenior City, TN 37772
MRI Software, LLC	Software	Second Lien	L + 8.00% (1% Floor)	6/23/2022	1,250	1,235	1,252	—
28925 Fountain Parkway Solon, OH 44139
MSX International, Inc.	Automotive	First Lien	L + 5.00% (1% Floor)	8/21/2020	1,962	1,950	1,962	—
500 Woodward Avenue 19th Floor Detroit, MI 48226
National Technical Systems, Inc.	Aerospace & Defense	First Lien	L + 6.25% (1% Floor)	6/12/2021	5,798	5,736	5,522	—
24007 Ventura Boulevard Calabasas, CA 91302
NES Global Talent Finance US LLC(2)	Energy: Oil & Gas	First Lien	L + 5.50% (1% Floor)	10/3/2019	3,150	3,116	3,055	—
Station House Stamford New Road Altrincham, Cheshire WA14 1EP Manchester, UK

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost(1)	Fair Value	Percentage of Class Held
Netsmart Technologies, Inc.	High Tech Industries	First Lien	L + 4.50% (1% Floor)	4/19/2023	4,577	4,535	4,538	—
4950 College Boulevard Overland Park, KS 66211
OnCourse Learning Corporation	Consumer Services	First Lien	L + 6.50% (1% Floor)	9/12/2021	2,905	2,864	2,913	—
20225 Water Town Blvd. 4th Floor Brookfield, WI 53045
Paradigm Acquisition Corp.	Business Services	First Lien	L + 5.00% (1% Floor)	6/2/2022	4,334	4,281	4,330	—
1277 Treat Boulevard, Suite 800 Walnut Creek, CA 94597
Pasternack Enterprises, Inc. (Infinite RF)	Capital Equipment	First Lien	L + 5.00% (1% Floor)	5/27/2022	2,985	2,961	2,985	—
17802 Fitch Irvine, CA 92614
Pelican Products, Inc.	Containers, Packaging & Glass	First Lien	L + 4.25% (1% Floor)	4/11/2020	2,924	2,915	2,905	—
23215 Early Ave Torrance, CA 90505
Plano Molding Company, LLC	Hotel, Gaming & Leisure	First Lien	L + 7.00% (1% Floor)	5/12/2021	3,536	3,510	3,369	—
431 E. South St Plano, IL 60545
PPT Management Holdings, LLC	Healthcare & Pharmaceuticals	First Lien	L + 6.00% (1% Floor)	12/16/2022	2,500	2,476	2,492	—
333 Earle Ovington Suite 225 Uniondale, NY 11553
Premier Senior Marketing, LLC	Banking, Finance, Insurance & Real Estate	First Lien	L + 5.00% (1% Floor)	7/1/2022	3,741	3,690	3,741	—
705 W Benjamin Ave. Norfolk, NE 68701
Product Quest Manufacturing, LLC	Containers, Packaging & Glass	First Lien(3)	L + 5.75% (1% Floor)	9/9/2020	5,000	4,923	4,614	—
330 Carswell Avenue Daytona Beach, FL 32117
Prowler Acquisition Corp. (Pipeline Supply and Service, LLC)	Wholesale	First Lien	L + 4.50% (1% Floor)	1/28/2020	4,270	4,248	3,204	—
1010 Lamar, Suite 1320 Houston, TX 77022
PSC Industrial Holdings Corp	Environmental Industries	First Lien	L + 4.75% (1% Floor)	12/5/2020	2,940	2,920	2,822	—
5151 San Felipe, Suite 1600 Houston, TX 77056
PSI Services LLC	Business Services	First Lien(3)	L + 6.75% (1% Floor)	2/27/2021	5,681	5,558	6,042	—
2950 N Hollywood Way Suite 200 Burbank, CA 91505

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost(1)	Fair Value	Percentage of Class Held
PT Intermediate Holdings III, LLC (Parts Town)	Wholesale	First Lien	L + 6.50% (1% Floor)	6/23/2022	1,935	1,913	1,952	—
1150A N Swift Rd Addison, IL 60101
Q Holding Company	Automotive	First Lien	L + 5.00% (1% Floor)	12/18/2021	3,491	3,457	3,485	—
1700 Highland Road Twinsburg, OH 44087
Reliant Pro Rehab, LLC	Healthcare & Pharmaceuticals	First Lien(3)	L + 10.00% (1% Floor)	12/29/2017	2,481	2,447	2,481	—
6860 Dallas Parkway, Suite 500 Plano, TX 75024
Restaurant Technologies, Inc.	Retail	First Lien	L + 4.75% (1% Floor)	11/23/2022	3,500	3,468	3,492	—
2250 Pilot Knob Road Suite 100 Mendota Heights, MN 55120
SolAero Technologies Corp.	Telecommunications	First Lien	L + 5.25% (1% Floor)	12/10/2020	6,527	6,482	6,270	—
10420 Research Road, SE Albuquerque, NM 87123
Superior Health Linens, LLC	Business Services	First Lien	L + 6.50% (1% Floor)	9/30/2021	1,980	1,947	1,966	—
5005 S. Packard Ave. Cudahy, WI 53110
Teaching Strategies, LLC	Media: Advertising, Printing & Publishing	First Lien	L + 5.50% (0.5% Floor)	10/1/2019	4,454	4,442	4,454	—
7101 Wisconsin Avenue Suite 700 Bethesda, MD 20814
The SI Organization, Inc.	Aerospace & Defense	First Lien	L + 4.75% (1% Floor)	11/23/2019	5,879	5,845	5,949	—
15050 Conference Center Drive Chantilly, VA 20151
The Topps Company, Inc.	Non-durable Consumer Goods	First Lien	L + 6.00% (1.25% Floor)	10/2/2020	4,677	4,656	4,699	—
1 Whitehall Street New York, NY 10004
Transilwrap Company, Inc.	Chemicals, Plastics & Rubber	First Lien	L + 4.50% (1% Floor)	11/22/2019	1,762	1,754	1,761	—
1610 Century Center Parkway Suite 107 Memphis, TN 38134		First Lien	L + 3.75% (1% Floor)	11/22/2019	4,829	4,824	4,829	—
Tweddle Group, Inc.	Media: Advertising, Printing & Publishing	First Lien	L + 6.00% (1% Floor)	10/24/2022	1,800	1,765	1,790	—
24700 Maplehurt Dr. Clinton Twp, MI 48036
TwentyEighty, Inc. (fka Miller Heiman, Inc.)	Business Services	First Lien	L + 6.00% (1% Floor)	9/30/2019	6,433	6,383	2,621	—
10901 W. Toller Drive, Suite 203 Littleton, CO 80127

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost(1)	Fair Value	Percentage of Class Held
U.S.Acute Care Solutions, LLC	Healthcare & Pharmaceuticals	First Lien	L + 5.00% (1% Floor)	5/15/2021	5,955	5,915	5,941	—
4535 Dressler Road NW Canton, OH 44718
U.S. Anesthesia Partners, Inc.	Healthcare & Pharmaceuticals	First Lien	L + 5.00% (1% Floor)	12/31/2019	2,594	2,569	2,590	—
450 East Las Olas Blvd. Suite 850 Ft. Lauderdale, FL 33301
U.S. Farathane, LLC	Automotive	First Lien	L + 4.75% (1% Floor)	12/23/2021	4,950	4,904	4,950	—
2700 High Meadow Circle Auburn Hills, MI 48326
Vantage Specialty Chemicals, Inc.	Chemicals, Plastics & Rubber	First Lien	L + 4.50% (1% Floor)	2/5/2021	4,477	4,477	4,476	—
4650 South Racine Ave Chicago, IL 60609		Second Lien	L + 8.75% (1% Floor)	2/5/2022	500	491	497	—
Vetcor Professional Practices, LLC	Consumer Services	First Lien	L + 6.25% (1% Floor)	4/20/2021	4,763	4,691	4,791	—
350 Lincoln Place Hingham, MA 02043
Violin Finco S.A.R.L. (Alexander Mann Solutions) (2)	Business Services	First Lien	L + 4.75% (1% Floor)	12/20/2019	2,818	2,803	2,816	—
3 Waterhouse Square 138-142 Holborn London, EC1N 2SW, UK
Vistage Worldwide, Inc.	Business Services	First Lien	L + 5.50% (1% Floor)	8/19/2021	4,793	4,754	4,781	—
11452 El Camino Real, Suite 400 San Diego, CA 92130
Vitera Healthcare Solutions, LLC	Healthcare & Pharmaceuticals	First Lien	L + 5.00% (1% Floor)	11/4/2020	3,186	3,167	3,177	—
4301 West Boy Scout Boulevard Suite 800 Tampa, FL 33607
W/S Packaging Group, Inc.	Containers, Packaging & Glass	First Lien	L + 5.00% (1% Floor)	8/9/2019	4,058	4,049	3,831	—
2571 S. Hemlock Road Green Bay, WI 54229
Watchfire Enterprises, Inc.	Media: Advertising, Printing & Publishing	Second Lien	L + 8.00% (1% Floor)	10/2/2021	3,342	3,334	3,342	—
1015 Maple Street Danville, IL 61832
Winchester Electronics Corporation	Capital Equipment	First Lien	L + 6.50% (1% Floor)	6/30/2022	4,562	4,493	4,577	—
68 Water Street Norwalk, CT 06854
WIRB—Copernicus Group, Inc.	Healthcare & Pharmaceuticals	First Lien	L + 5.00% (1% Floor)	8/12/2022	1,995	1,979	2,013	—
212 Carnegie Center Suite 301 Princeton, NJ 08540

Name and Address of Portfolio Company	Industry	Type of Investment	Interest Rate	Maturity	Par/ Principal	Amortized Cost(1)	Fair Value	Percentage of Class Held
Zest Holdings, LLC	Durable Consumer Goods	First Lien	L + 4.75% (1% Floor)	8/16/2020	4,822	4,818	4,849	—
2061 Wineridge Place Escondido, CA 92029
Total Debt Investments							$291,008	$286,181

(1)	Amortized cost represents original cost, including origination fees, adjusted for the accretion/amortization of discounts/premiums, as applicable, on debt investments using the effective interest method.
(2)	The Company has determined the indicated investments are non-qualifying assets under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company’s total assets.
(3)	In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Company is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(4)	Assets are pledged as collateral for the Facilities.
(5)	Amounts in thousands, unless disclosed otherwise.

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

NF INVESTMENT CORP

.PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2017

The undersigned stockholder of NF Investment Corp. (the “Company”) acknowledges receipt of the Notice of the 2017 Annual Meeting of Stockholders of the Company and the Proxy Statement/Private Placement Memorandum and hereby appoints Matthew Cottrell and Orit Mizrachi, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 520 Madison Avenue, 40th Floor, New York, NY 10022 on June 6, 2017, at 8:30 a.m., local time, and at any postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2017 Annual Meeting of Stockholders or at any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS, AND THE PROPOSALS (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call the Company at 212-813-4900. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2017. The Proxy Statement/Private Placement Memorandum and the Company’s 2017 annual report are available at: https://proxyonline.com/docs/nfinvestment.pdf/.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

NF INVESTMENT CORP.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT/PRIVATE PLACEMENT MEMORANDUM, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

			FOR	WITHHOLD
Proposal(s):
(1)	Election of Directors – To elect John G. Nestor as a Class I Director of NFIC to serve for a three-year term until his successor is duly elected and qualified or until his earlier death, resignation or removal.		[o]	[o]
		FOR	AGAINST	ABSTAIN
(2)	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017.	[o]	[o]	[o]
(3)	To approve an Agreement and Plan of Merger between the Company and TCG BDC, Inc.	[o]	[o]	[o]
(4)	To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof.

Please refer to the Company’s Proxy Statement/Private Placement Memorandum for a discussion of each proposal. You can vote on the Internet, by telephone or by marking, signing and returning this proxy card by mail. Please see the reverse side for instructions.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PROXY CARDS MUST BE RECEIVED BY JUNE 6, 2016 TO BE COUNTED. THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]